                              WRL FREEDOM ACCESS(R)
                                VARIABLE ANNUITY

                                 Issued Through
                           WRL SERIES ANNUITY ACCOUNT
                                       By
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                          SUPPLEMENT DATED MAY 1, 2002
                         TO PROSPECTUS DATED MAY 1, 2002

Please use this supplement with the WRL Freedom Access(R) prospectus dated May 1, 2002. Please read it carefully and keep it with your May 1, 2002 prospectus for future reference.

Western Reserve Life Assurance Co. of Ohio has developed a new version of the Guaranteed Minimum Income Benefit Rider, which is described in the attached prospectus dated May 1, 2002 (the "New Rider"). As we phase in the New Rider, we are phasing out the initial version of the Guaranteed Minimum Income Benefit Rider described below (the "Old Rider").

You may purchase or upgrade to the Old Rider only if the New Rider is not available in your state. Once the New Rider is available in your state, you may no longer purchase the Old Rider described below; and if you upgrade the Old Rider, you will be upgraded to the New Rider.

Please contact your agent or call us at 1-800-851-9777, Ext 6538 (Monday - Friday 8:00 a.m. - 8:00 p.m. Eastern Time) to determine whether the New Rider is available in your state.

All terms not defined in this supplement have the same meanings as the terms used in the attached prospectus.

If you purchased the Old Rider, the following information supplements the attached prospectus and replaces the portions of the attached prospectus indicated below:

All references in the prospectus to the following disclosure do not apply to this rider:

If you select the Guaranteed Minimum Income Benefit Rider, we may restrict, in the future, the subaccounts to which you can allocate new premium payments and transfers. Any such restriction will not affect the allocations you made before we put the restriction in place.

SUMMARY

-        SECTION 5. EXPENSES, PENULTIMATE PARAGRAPH:

If you select the Guaranteed Minimum Income Benefit Rider, there is an annual charge during the accumulation phase of 0.30% of the minimum annuitization value. We deduct the rider charge from your annuity value on each rider anniversary and on the termination date of the rider. We waive the rider charge if your annuity value on any rider anniversary exceeds the rider charge waiver threshold (currently 2.0) times the minimum annuitization value. If you annuitize under the rider, we will assess a daily separate account annuitization charge at an annual rate of 2.50% of the daily net assets in the subaccounts; this charge will be reflected in your variable payments. The separate account annuitization charge is paid in place of the mortality and expense risk charge and the administrative charge. The rider is not available in all states.

             THIS PROSPECTUS SUPPLEMENT MUST BE ACCOMPANIED BY THE
              WRL FREEDOM ACCESS(R) PROSPECTUS DATED MAY 1, 2002

ANNUITY CONTRACT FEE TABLE

-        FIFTH EXPENSE ITEM UNDER THE FIRST COLUMN OF FEE TABLE:

Guaranteed Minimum Income
Benefit Rider Charge during the accumulation period
(optional)/(3).............................................................0.30%

-        FOOTNOTE (3):

This rider is optional. You may add this rider when we issue the Contract, or on any Monthiversary prior to age 85. If you add it, we will impose during the accumulation period an annual rider charge equal to 0.30% of the minimum annuitization value on each rider anniversary and on the termination date of the rider (which includes upgrades of the minimum annuitization value and Contract surrender). We may change the rider charge percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but the charge will never exceed 0.50% annually. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (currently 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. This rider is not available in all states.

If you later choose to annuitize under this rider, we will impose a daily separate account annuitization charge equal to an annual rate of 2.50% of the daily net asset values in the subaccounts in place of the mortality and expense risk and administrative charges. We may change this charge in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 3.50%.

-        FOOTNOTE (6), LAST SENTENCE:

If you select the Guaranteed Minimum Income Benefit Rider, and you choose to annuitize under the rider, then we will impose a daily separate account annuitization charge equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, in place of the mortality and expense risk and administrative charges.

-        LAST PARAGRAPH, LAST SENTENCE, IMMEDIATELY FOLLOWING THE FOOTNOTES:

If you select the Guaranteed Minimum Income Benefit Rider, and you choose to annuitize under the rider, the daily separate account annuitization charge will be 2.50% of the daily net asset values in the subaccounts.

EXAMPLES

-        SECOND PARAGRAPH:

The expense examples reflect mortality and expense risk and administrative charges totaling 1.80% of subaccount value (assuming that the compounding/annual step-up death benefit has been added), the $30 annual Contract charge, plus the Guaranteed Minimum Income Benefit Rider charge of 0.30% of minimum annuitization value (MAV) and the Additional Earnings Rider charge of 0.35% of annuity value. In the examples, the annual Contract charge of $30, the Guaranteed minimum Benefit Rider charge of 0.30% and the Additional Earnings Rider charge of 0.35% are charged at the end of every Contract year.

EXAMPLES TABLE AND FOOTNOTES:

===================================================================================================================================
                                                                               IF YOU SURRENDER, ANNUITIZE* OR
                                                                           REMAIN INVESTED IN THE CONTRACT AT THE
SUBACCOUNTS                                                                   END OF THE APPLICABLE TIME PERIOD
===================================================================================================================================
                                                                    1 YEAR             3 YEARS          5 YEARS        10 YEARS
WRL AEGON Bond                                                       $31                $ 96             $165           $355
WRL Aggressive Asset Allocation                                       39                 119              202            426
WRL Alger Aggressive Growth                                           35                 109              185            394
WRL American Century International                                    41                 124              211            442
WRL Capital Guardian U.S. Equity                                      36                 112              191            404
WRL Capital Guardian Value                                            35                 108              184            391
WRL Clarion Real Estate Securities                                    36                 110              187            397
WRL Conservative Asset Allocation                                     39                 120              204            429
WRL Dreyfus Mid Cap                                                   36                 110              187            397
WRL Federated Growth & Income                                         34                 105              180            384
WRL Gabelli Global Growth                                             38                 115              196            415
WRL GE U.S. Equity                                                    35                 108              184            391
WRL Goldman Sachs Growth                                              36                 110              187            397
WRL Great Companies - America(SM)**                                   35                 106              182            387
WRL Great Companies - Global(2)                                       36                 110              187            397
WRL Great Companies - Technology(SM)                                  36                 109              186            396
WRL J.P. Morgan Enhanced Index                                        34                 106              181            385
WRL Janus Balanced                                                    40                 121              206            433
WRL Janus Global***                                                   35                 108              184            392
WRL Janus Growth                                                      35                 106              182            387
WRL LKCM Capital Growth                                               36                 110              187            397
WRL LKCM Strategic Total Return                                       35                 106              182            387
WRL Moderate Asset Allocation                                         39                 120              204            428
WRL Moderately Aggressive Asset Allocation                            39                 119              203            427
WRL Munder Net50                                                      36                 110              187            397
WRL PBHG Mid Cap Growth                                               36                 110              187            397
WRL PBHG/NWQ Value Select                                             35                 108              184            391
WRL PIMCO Total Return                                                38                 115              196            415
WRL Salomon All Cap                                                   36                 110              187            397
WRL T. Rowe Price Dividend Growth                                     36                 110              187            397
WRL T. Rowe Price Small Cap                                           36                 110              187            397
WRL Third Avenue Value                                                35                 107              183            390
WRL Transamerica Convertible Securities                               39                 118              201            424
WRL Transamerica Equity                                               34                 105              180            383
WRL Transamerica Growth Opportunities                                 38                 115              196            415
WRL Transamerica Money Market                                         30                  91              157            339
WRL Transamerica U.S. Government Securities                           33                 102              175            374
WRL Transamerica Value Balanced****                                   34                 105              180            384
WRL Value Line Aggressive Growth                                      36                 110              187            397
WRL Van Kampen Emerging Growth                                        35                 107              183            390
VIP Equity-Income Portfolio                                           34                 105              179            382
VIP Contrafund(R)Portfolio                                            35                 108              184            391
VIP Growth Opportunities Portfolio                                    35                 108              184            392
===================================================================================================================================

* You cannot annuitize your Contract before your Contract's fifth anniversary.

** As of April 26, 2002, the WRL C.A.S.E. Growth subaccount merged into the WRL Great Companies--America(SM) subaccount.

*** This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.

**** As of April 26, 2002, the WRL AEGON Balanced subaccount merged into the WRL Transamerica Value Balanced subaccount.

- PENULTIMATE SENTENCE OF PARAGRAPH IMMEDIATELY FOLLOWING THE EXAMPLES TABLE AND FOOTNOTES:

The Guaranteed Minimum Income Benefit Rider charge has been calculated assuming a rider charge of 0.30% of MAV and assuming an MAV annual growth rate of 6%.

SECTION 2.        ANNUITY PAYMENT OPTIONS (THE INCOME PHASE)

GUARANTEED MINIMUM INCOME BENEFIT RIDER, ENTIRE SUBSECTION:

The Guaranteed Minimum Income Benefit Rider assures you of a minimum level of income in the future by guaranteeing a "minimum annuitization value" after a waiting period (currently, 10 years) from the date of purchasing or upgrading the rider. By electing this rider, you are guaranteed a future minimum level of income under the rider's variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios.

To purchase the rider, you must elect it at issue or on any Monthiversary prior to age 85. The rider will be added to the Contract on the Contract date or the Monthiversary date. In addition, so long as the waiting period is 10 years, you must purchase the rider as of a Monthiversary before your 85th birthday. If we increase the length of the waiting period for future issues or upgrades, you would have to purchase the rider on an earlier date. We will notify you of any change in the length of the waiting period within 30 days of the change.

MINIMUM ANNUITIZATION VALUE. If you purchase the rider at issue, the minimum annuitization value is:

-        the initial annuity value on the date the rider is issued, plus
-        any additional premiums paid after the rider is issued, minus
- an adjustment for any partial surrenders made after the date the rider is issued,
-        accumulated at the annual growth rate.

If you purchase the rider at a future Monthiversary date, the minimum annuitization value would be:

-        the annuity value on the date the rider is issued, plus
-        any additional premiums paid after the rider is issued, minus
- an adjustment for any partial surrenders made after the date the rider is issued
-        accumulated at the annual growth rate.

The annual growth rate is currently 6% per year. For Contracts issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to your Contract, the annual growth rate, the rider charge, the rider charge waiver threshold, the separate account annuitization charge and the waiting period before you can annuitize under the rider will not change unless you upgrade the rider. Partial surrenders may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. See the SAI for more information.

The minimum annuitization value is used to calculate the annuity payments and charges under the rider and adjustments to partial surrenders. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. If you choose to annuitize under the rider, we will use your minimum annuitization value (less any outstanding loan amount and any loan interest you owe) -- not your current annuity value even if it is greater -- to determine the amount of your variable annuity payments under the rider. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the Contract.

ANNUITY PAYMENT OPTIONS UNDER THE RIDER. The only payment options available under the rider are the following variable annuity options:

- Life Income -- An election may be made for "No Period Certain" or "10 Years Certain." Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

- Joint and Full Survivor -- An election may be made for "No Period Certain" or "10 Years Certain." Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

Both before and after you annuitize under the rider, you may transfer values from one subaccount to another. After the maturity date, we reserve the right to limit transfers to once per year. After the maturity date, no transfers may be made to or from the fixed account. There are no limitations on transfers among the subaccounts after you annuitize under the rider.

MINIMUM ANNUITIZATION VALUE UPGRADE. With a 10-year waiting period, you can elect, in writing, to upgrade the minimum annuitization value to the current annuity value within 30 days after any rider anniversary before your 85th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the rider.

If you elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, and new guaranteed benefits and charges. The benefits and charges under the new rider may not be as advantageous as the previous rider's benefits and charges prior to upgrading.

It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable rider anniversary.

CONDITIONS TO ANNUITIZE UNDER THE RIDER. You can only annuitize under the rider within 30 days after the end of the waiting period (currently the tenth rider anniversary after you select the rider) or on a later rider anniversary. In the case of an upgrade of the minimum annuitization value, you can only annuitize at the end of the new rider's waiting period (currently the tenth rider anniversary following the upgrade) or on a later rider anniversary. We may, at our discretion, change the waiting period in the future if you choose to upgrade the minimum annuitization value, or for new issues of the rider. You cannot, however, annuitize under the rider after the 30-day period following the rider anniversary after your 94th birthday (earlier if required by your state). For your convenience, we will put the first and last date to annuitize using the rider on page one of the rider.

NOTE CAREFULLY -- You may only annuitize under the rider at the times indicated above. IF YOU ANNUITIZE AT ANY OTHER TIME, YOU LOSE THE BENEFIT OF THE RIDER.

GUARANTEED MINIMUM INCOME BENEFIT RIDER. We guarantee that future annuity payments under the rider will never be less than the initial variable annuity payment. See the SAI for information concerning the calculation of the initial variable annuity payment. We will also "stabilize" the payments (hold them constant) during each rider year.

During the first rider year after you annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate account annuitization charge of 2.50%, in order to increase the dollar amount of variable annuity payments. See the SAI for additional information concerning how payments are determined under the rider.

percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 0.50% annually. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account.

We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (currently 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5 times the minimum annuitization value.

RIDER CHARGE. Prior to annuitization, a rider charge, currently 0.30% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and if you surrender the Contract. We may change the rider charge percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 0.50% annually. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.

We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (currently 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5 times the minimum annuitization value.

SEPARATE ACCOUNT ANNUITIZATION CHARGE. If you annuitize under the rider, a daily separate account annuitization charge, equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, is reflected in the amount of the variable payments you receive. We may change the separate account annuitization charge in the future, if you choose to upgrade the minimum annuitization value or for future issues of the rider, but it will never be greater than 3.50%. The separate account annuitization charge is deducted in place of the Contract's mortality and expense risk charge and the administrative charge.

TERMINATION. The rider is irrevocable. You have the option not to annuitize under the rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The rider will terminate upon the earliest of the following:

-        annuitization (once the guaranteed minimum payments begin);
- the date you elect to upgrade (although a new irrevocable rider will be issued); o the date your Contract terminates;
-        the date you elect to annuitize under the Contract;
- 30 days following the rider anniversary after your 94th birthday (earlier if required by your state); or
- the date you change the annuitant (although a new irrevocable rider will be issued).

THE RIDER DOES NOT ESTABLISH OR GUARANTEE ANNUITY VALUE OR GUARANTEE PERFORMANCE OF ANY SUBACCOUNT. Because the rider guarantees a minimum level of lifetime income, the level of lifetime income that it guarantees may be less than the level that might be provided by application of the annuity value at the Contract's applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of annuitizing under the rider include the separate account annuitization charge and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.

The rider may vary by state and is not available in all states.

SECTION 5.        EXPENSES

-        MORTALITY AND EXPENSE RISK CHARGE, first paragraph, last sentence:

If you annuitize under the Guaranteed Minimum Income Benefit Rider, we charge a separate account annuitization charge, currently 2.50%, not to exceed 3.50%, in place of the separate account annuitization charge of 1.40%.

-        GUARANTEED MINIMUM INCOME BENEFIT RIDER CHARGES, entire subsection:

DURING ACCUMULATION PERIOD. Prior to annuitization, a rider charge, currently 0.30% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and on the termination date of the rider (including Contract surrender and upgrades of minimum annuitization value). We may change the rider charge percentage in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 0.50% annually. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account.

We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (currently 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5 times the minimum annuitization value.

DURING INCOME PHASE. If you annuitize under the rider, a daily separate account annuitization charge, equal to an annual rate of 2.50% of the daily net asset values in the subaccounts, is reflected in the amount of the variable payments you receive. We may change the separate account annuitization charge in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 3.50%. The separate account annuitization charge is deducted in place of the Contract's mortality and expense risk charge and the administrative charge.

APPENDIX B - HISTORICAL PERFORMANCE DATA

- STANDARDIZED PERFORMANCE DATA, last paragraph immediately before Table 1, third to last sentence:

THE OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDER CHARGE OF 0.30% OF MINIMUM ANNUITIZATION VALUE ("MAV") AND THE OPTIONAL ADDITIONAL EARNINGS RIDER CHARGE OF 0.35% OF ANNUITY VALUE HAVE NOT BEEN DEDUCTED.

- NON-STANDARDIZED PERFORMANCE DATA, last paragraph immediately before Table 3, penultimate sentence:

THE OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDER CHARGE OF 0.30% OF MAV AND THE OPTIONAL ADDITIONAL EARNINGS RIDER CHARGE OF 0.35% OF ANNUITY VALUE HAVE NOT BEEN DEDUCTED.

- ADJUSTED HISTORICAL PERFORMANCE DATA, paragraph immediately following Table 4, penultimate sentence:

The charge for the optional Guaranteed Minimum Income Benefit Rider--0.30% of the minimum annuitization value--and that for the Additional Earnings Rider--0.35% of annuity value--will not be deducted.

                             WRL FREEDOM ACCESS(R)
                                VARIABLE ANNUITY

                                 Issued Through
                           WRL SERIES ANNUITY ACCOUNT
                                       By
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

PROSPECTUS
MAY 1, 2002

     This prospectus gives you important information about the WRL Freedom Access(R), a flexible payment variable accumulation deferred annuity contract. Please read this prospectus and the fund prospectuses before you invest and keep them for future reference. This Contract is available to individuals as well as to certain groups and individual retirement plans. The Contract is not available in all states.

     You can put your money into 44 investment choices: a fixed account and 43 subaccounts of the WRL Series Annuity Account. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio. Your investments in the portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve.

     The 43 portfolios we currently offer through the subaccounts under this Contract are:

----------------------------------------------------------------------------------------------------------------------------
                                            AEGON/TRANSAMERICA SERIES FUND, INC.
----------------------------------------------------------------------------------------------------------------------------
 AEGON Bond                                                     LKCM Capital Growth
----------------------------------------------------------------------------------------------------------------------------
 Aggressive Asset Allocation                                    LKCM Strategic Total Return
----------------------------------------------------------------------------------------------------------------------------
 Alger Aggressive Growth                                        Moderate Asset Allocation
----------------------------------------------------------------------------------------------------------------------------
 American Century International (formerly, GE International     Moderately Aggressive Asset Allocation
 Equity)
----------------------------------------------------------------------------------------------------------------------------
 Capital Guardian U.S. Equity                                   Munder Net50
----------------------------------------------------------------------------------------------------------------------------
 Capital Guardian Value                                         PBHG Mid Cap Growth (formerly, Pilgrim Baxter Mid Cap
                                                                Growth)
----------------------------------------------------------------------------------------------------------------------------
 Clarion Real Estate Securities (formerly, J.P. Morgan Real     PBHG/NWQ Value Select (formerly, NWQ Value Equity)
 Estate Securities)
----------------------------------------------------------------------------------------------------------------------------
 Conservative Asset Allocation                                  PIMCO Total Return
----------------------------------------------------------------------------------------------------------------------------
 Dreyfus Mid Cap                                                Salomon All Cap
----------------------------------------------------------------------------------------------------------------------------
 Federated Growth & Income                                      T. Rowe Price Dividend Growth
----------------------------------------------------------------------------------------------------------------------------
 Gabelli Global Growth                                          T. Rowe Price Small Cap
----------------------------------------------------------------------------------------------------------------------------
 GE U.S. Equity                                                 Third Avenue Value
----------------------------------------------------------------------------------------------------------------------------
 Goldman Sachs Growth                                           Transamerica Convertible Securities
----------------------------------------------------------------------------------------------------------------------------
 Great Companies -- America(SM)*                                Transamerica Equity
----------------------------------------------------------------------------------------------------------------------------
 Great Companies -- Global(2)                                   Transamerica Money Market (formerly, J.P. Morgan Money
                                                                Market)
----------------------------------------------------------------------------------------------------------------------------
 Great Companies -- Technology(SM)                              Transamerica Growth Opportunities
----------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Enhanced Index                                     Transamerica U.S. Government Securities
----------------------------------------------------------------------------------------------------------------------------
 Janus Balanced                                                 Transamerica Value Balanced*** (formerly, Dean Asset
                                                                Allocation)
----------------------------------------------------------------------------------------------------------------------------
 Janus Global**                                                 Value Line Aggressive Growth
----------------------------------------------------------------------------------------------------------------------------
 Janus Growth                                                   VanKampen Emerging Growth
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                             FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) -- SERVICE CLASS 2
----------------------------------------------------------------------------------------------------------------------------
 VIP Equity-Income Portfolio
----------------------------------------------------------------------------------------------------------------------------
 VIP Contrafund(R) Portfolio
----------------------------------------------------------------------------------------------------------------------------
 VIP Growth Opportunities Portfolio
----------------------------------------------------------------------------------------------------------------------------

  * As of April 26, 2002, the C.A.S.E. Growth portfolio merged into the Great Companies -- America(SM) portfolio.

 ** This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.

*** As of April 26, 2002, the AEGON Balanced portfolio merged into the
    Transamerica Value Balanced portfolio.

     If you would like more information about the WRL Freedom Access(R), you can obtain a free copy of the Statement of Additional Information ("SAI") dated May 1, 2002. Please call us at 1-800-851-9777 (Monday-Friday 8:00 a.m.-8:00 p.m.
Eastern Time) or write us at: Western Reserve, Administrative Office -- Annuity Department, P. O. Box 9051, Clearwater, Florida 33758-9051. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

PLEASE NOTE THAT THE CONTRACT AND THE FUNDS:

-   ARE NOT BANK DEPOSITS

-   ARE NOT FEDERALLY INSURED

-   ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY

-   ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL

-   INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PREMIUM

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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DEFINITIONS OF SPECIAL TERMS................................    1
SUMMARY.....................................................    4
ANNUITY CONTRACT FEE TABLE..................................   13
EXAMPLE.....................................................   16
 1. THE ANNUITY CONTRACT....................................   17
 2. ANNUITY PAYMENTS (THE INCOME PHASE).....................   18
          Annuity Payment Options under the Contract........   19
          Fixed Annuity Payment Options.....................   20
          Variable Annuity Payment Options..................   20
          Guaranteed Minimum Income Benefit Rider...........   21
 3. PURCHASE................................................   26
          Contract Issue Requirements.......................   26
          Premium Payments..................................   26
          Initial Premium Requirements......................   27
          Additional Premium Payments.......................   27
          Maximum Annual Premium Payments...................   28
          Allocation of Premium Payments....................   28
          Right to Cancel Period............................   28
          Annuity Value.....................................   28
          Accumulation Units................................   29
 4. INVESTMENT CHOICES......................................   30
          The Separate Account..............................   30
          The Fixed Account.................................   33
          Transfers.........................................   34
          Dollar Cost Averaging Program.....................   35
          Asset Rebalancing Program.........................   36
          Telephone or Fax Transactions.....................   36
          Third Party Investment Services...................   37
 5. EXPENSES................................................   38
          Partial and Complete Surrenders...................   38
          Mortality and Expense Risk Charge.................   38
          Administrative Charge.............................   38
          Guaranteed Minimum Income Benefit Rider Charges...   39
          Additional Earnings Rider Charge..................   39
          Annual Contract Charge............................   39
          Transfer Charge...................................   40
          Loan Processing Fee...............................   40
          Premium Taxes.....................................   40
          Federal, State and Local Taxes....................   41
          Portfolio Management Fees.........................   41
          Waived Charges and Expenses to Groups.............   41
 6. TAXES...................................................   41
          Annuity Contracts in General......................   41
          Qualified and Nonqualified Contracts..............   42
          Partial and Complete Surrenders -- Nonqualified
         Contracts..........................................   42
          Multiple Contracts................................   43
          Diversification and Distribution Requirements.....   43
          Partial and Complete Surrenders -- Qualified
         Contracts..........................................   43

          Taxation of Death Benefit Proceeds................   44
          Annuity Payments..................................   44
          Transfers, Assignments or Exchanges of
         Contracts..........................................   45
          Separate Account Charges..........................   45
          Possible Tax Law Changes..........................   45
 7. ACCESS TO YOUR MONEY....................................   46
          Partial and Complete Surrenders...................   46
          Delay of Payment and Transfers....................   47
          Systematic Partial Surrenders.....................   47
          Contract Loans for Certain Qualified Contracts....   48
 8. PERFORMANCE.............................................   50
 9. DEATH BENEFIT...........................................   51
          Payments on Death.................................   51
          Standard Death Benefit (Option A).................   52
          Compounding/Annual Step-Up Death Benefit (Options
         B and C)...........................................   53
          Effect of Adjusted Partial Surrender on Certain
         Death Benefits.....................................   53
          Additional Benefits with Spousal Continuation.....   54
          Additional Death Benefit on Beneficiary's Death...   54
          Alternate Payment Elections Before the Maturity
         Date...............................................   54
          Additional Earnings Rider.........................   55
10. OTHER INFORMATION.......................................   58
          Ownership.........................................   58
          Annuitant.........................................   58
          Beneficiary.......................................   58
          Assignment........................................   58
          Western Reserve Life Assurance Co. of Ohio........   59
          The Separate Account..............................   59
          Exchanges.........................................   59
          Voting Rights.....................................   60
          Distribution of the Contracts.....................   60
          Non-Participating Contract........................   61
          Variations in Contract Provisions.................   61
          IMSA..............................................   61
          Legal Proceedings.................................   61
          Financial Statements..............................   62
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION...............................................   62
APPENDIX A -- CONDENSED FINANCIAL INFORMATION...............   63
APPENDIX B -- HISTORICAL PERFORMANCE DATA...................   77

DEFINITIONS OF SPECIAL TERMS
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 accumulation period     The period between the Contract date and the maturity date while the Contract is in force.
                         ------------------------------------------------------------
 accumulation            An accounting unit of measure we use to calculate subaccount
 unit value              values during the accumulation period.
                         ------------------------------------------------------------
 administrative office   Our administrative office and mailing address is P.O. Box
                         9051, Clearwater, Florida 33758-9051 (8550 Ulmerton Road,
                         Suite 101, Largo, Florida 33771 for overnight deliveries).
                         Our street address is 570 Carillon Parkway, St. Petersburg,
                         Florida 33716. Our phone number is 1-800-851-9777.
                         ------------------------------------------------------------
 age                     The issue age is the annuitant's age on his/her birthday
                         immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the use the term "age" in this prospectus, it has the same meaning as "attained age" in the Contract.
                         ------------------------------------------------------------
 annuitant               The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract's death benefit provisions and
                         annuity provision.
                         ------------------------------------------------------------
 annuity unit value      An accounting unit of measure we use to calculate annuity
                         payments from the subaccounts after the maturity date.
                         ------------------------------------------------------------
 annuity value           The sum of the separate account value and the fixed account value at the end of any valuation period.
                         ------------------------------------------------------------
 beneficiary(ies)        The person(s) you elect to receive the death benefit
                         proceeds under the Contract.
                         ------------------------------------------------------------
 cash value              The annuity value less any applicable premium taxes, and any rider charges.
                         ------------------------------------------------------------
 Code                    The Internal Revenue Code of 1986, as amended.
                         ------------------------------------------------------------
 Contract anniversary    The same day in each succeeding year as the Contract date.
                         If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the
                         first day of the next month.
                         ------------------------------------------------------------
 Contract date           Generally, the later of the date on which the initial
                         premium payment is received, or the date that the properly completed application is received, at Western Reserve's
                         administrative office. We measure Monthiversaries, Contract years, Contract months and Contract anniversaries from the
                         Contract date.
                         ------------------------------------------------------------
 death benefit proceeds  If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds is the
                         amount, if any, payable under the death benefit option shown on your Contract schedule page.
                         ------------------------------------------------------------
 death claim day         Any day after the death report day on which we receive a
                         beneficiary's completed election form regarding payment of his/her portion of the death benefit proceeds that are
                         payable upon the death of an owner who is the annuitant.
                         ------------------------------------------------------------


                         ------------------------------------------------------------
 death report day        The valuation date on which we have received both proof of death of an owner who is the annuitant and a beneficiary's election regarding payment. If the spouse of the deceased
                         owner/annuitant continues (if a joint owner) or elects to
                         continue (if a beneficiary) the Contract, there are two
                         death report days (one relating to the death of the first
                         owner/annuitant to die; the second relating to the death of the spouse who continues the Contract). If there is no
                         spousal continuation of the Contract, then there is only one death report day for the Contract. If there are multiple
                         beneficiaries, the death report day is the earliest date on which we receive both proof of death and any beneficiary's completed election form.
                         ------------------------------------------------------------
 fixed account           An option to which you can direct your money under the
                         Contract, other than the separate account. It provides a
                         guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.
                         ------------------------------------------------------------
 fixed account value     During the accumulation period, your Contract's value in the fixed account.
                         ------------------------------------------------------------
 funds                   Investment companies which are registered with the U.S.
                         Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our
                         subaccounts. We reserve the right to add other registered
                         investment companies to the Contract in the future.
                         ------------------------------------------------------------
 in force                Condition under which the Contract is active and an owner is entitled to exercise all rights under the Contract.
                         ------------------------------------------------------------
 maturity date           The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant's
                         95th birthday.
                         ------------------------------------------------------------
 Monthiversary           The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the
                         Contract date, the Monthiversary is the first day of the
                         next month.
                         ------------------------------------------------------------
 NYSE                    New York Stock Exchange.
                         ------------------------------------------------------------
 nonqualified Contracts  Contracts issued other than in connection with retirement plans.
                         ------------------------------------------------------------
 owner                   The person(s) entitled to exercise all rights under the
 (you, your)             Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not
                         available in all states.
                         ------------------------------------------------------------
 portfolio               A separate investment portfolio of a fund.
                         ------------------------------------------------------------
 premium payments        Amounts paid by an owner or on an owner's behalf to Western
                         Reserve as consideration for the benefits provided by the
                         Contract. When we use the term "premium payment" in this
                         prospectus, it has the same meaning as "net premium" in the
                         Contract, which means the premium payment less any
                         applicable premium taxes.
                         ------------------------------------------------------------
 qualified Contracts     Contracts issued in connection with retirement plans that
                         qualify for special federal income tax treatment under the
                         Code.
                         ------------------------------------------------------------


                         ------------------------------------------------------------
 separate account        WRL Series Annuity Account, a unit investment trust
                         consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding
                         portfolio of a fund.
                         ------------------------------------------------------------
 separate account value  During the accumulation period, your Contract's value in the separate account, which equals the sum of the values in each subaccount.
                         ------------------------------------------------------------
 subaccount              A subdivision of the separate account that invests
                         exclusively in the shares of a specified portfolio and
                         supports the Contracts. Subaccounts corresponding to each
                         portfolio hold assets under the Contract during the
                         accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you
                         select a variable annuity payment option.
                         ------------------------------------------------------------
 surrender               The termination of a Contract at the option of an owner.
                         ------------------------------------------------------------
 valuation date/         Each day on which the NYSE is open for trading, except when
 business day            a subaccount's corresponding portfolio does not value its
                         shares. Western Reserve is open for business on each day
                         that the NYSE is open. When we use the term "business day,"
                         it has the same meaning as valuation date.
                         ------------------------------------------------------------
 valuation period        The period of time over which we determine the change in the value of the subaccounts in order to price accumulation
                         units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m.
                         Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.
                         ------------------------------------------------------------
 Western Reserve         Western Reserve Life Assurance Co. of Ohio.
 (we, us, our)
                         ------------------------------------------------------------

SUMMARY
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       THE SECTIONS IN THIS SUMMARY CORRESPOND TO SECTIONS IN THIS PROSPECTUS, WHICH DISCUSS THE TOPICS IN MORE DETAIL. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

1. THE ANNUITY CONTRACT

       The WRL Freedom Access(R) is a flexible payment variable accumulation deferred annuity contract (the "Contract") offered by Western Reserve. It is a contract between you, as an owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

       The Contract allows you to direct your money into any of the 43 subaccounts. If you select the Guaranteed Minimum Income Benefit Rider, we may restrict, in the future, the subaccounts to which you can allocate new premium payments and transfers. Any such restriction will not affect the allocations you made before we put the restriction in place. Each subaccount invests exclusively in a single portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the portfolio's investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

       You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.

       You can transfer money between any of the investment choices during both the accumulation period and the income phase, subject to certain limits on transfers from the fixed account. If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts into which you can transfer money (see below).

       For an additional charge, you may select a compounding/monthly step-up death benefit. You may also purchase the Guaranteed Minimum Income Benefit Rider that guarantees a minimum amount of income payments if you annuitize under one of the rider's payment options (see page 23) and/or the Additional Earnings Rider that may provide a supplemental death benefit (see page 55).

       The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the Contract's annuity payment option you choose, and whether you choose the Guaranteed Minimum Income Benefit Rider, will largely determine the amount of any income payments you receive during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

       The Contract allows you to receive income under one of five annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time, and will be reduced by the separate account annuitization charge. Generally, you cannot annuitize until your Contract's fifth anniversary. If you select the Guaranteed Minimum Income Benefit Rider and you annuitize under the rider, you may annuitize early on any rider anniversary. However, if you annuitize under the rider before the rider (or an upgrade of the rider) has been in force for 10 years, your annuity payments will be reduced, and certain other limitations apply.

3. PURCHASE

       You can buy this Contract with $25,000 or more under most circumstances. You can add as little as $50 at any time during the accumulation period. We allow premium payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

4. INVESTMENT CHOICES

       You can invest your money in any of the 43 fund portfolios by directing it to the corresponding subaccount. The portfolios are described in the fund prospectuses that you received with this prospectus. The portfolios now available to you under the Contract are:

                      AEGON/TRANSAMERICA SERIES FUND, INC.

[ ]   AEGON Bond
[ ]   Aggressive Asset Allocation
[ ]   Alger Aggressive Growth
[ ]   American Century International
[ ]   Capital Guardian U.S. Equity
[ ]   Capital Guardian Value
[ ]   Clarion Real Estate Securities
[ ]   Conservative Asset Allocation
[ ]   Dreyfus Mid Cap
[ ]   Federated Growth & Income
[ ]   Gabelli Global Growth
[ ]   GE U.S. Equity
[ ]   Goldman Sachs Growth
[ ]   Great Companies -- America(SM)
[ ]   Great Companies -- Global(2)
[ ]   Great Companies -- Technology(SM)
[ ]   J.P. Morgan Enhanced Index
[ ]   Janus Balanced
[ ]   Janus Global*
[ ]   Janus Growth
[ ]   LKCM Capital Growth
[ ]   LKCM Strategic Total Return
[ ]   Moderate Asset Allocation
[ ]   Moderately Aggressive Asset Allocation
[ ]   Munder Net50
[ ]   PBHG Mid Cap Growth
[ ]   PBHG/NWQ Value Select
[ ]   PIMCO Total Return
[ ]   Salomon All Cap
[ ]   T. Rowe Price Dividend Growth
[ ]   T. Rowe Price Small Cap
[ ]   Third Avenue Value
[ ]   Transamerica Convertible Securities
[ ]   Transamerica Equity
[ ]   Transamerica Growth Opportunities
[ ]   Transamerica Money Market
[ ]   Transamerica U.S. Government Securities
[ ]   Transamerica Value Balanced
[ ]   Value Line Aggressive Growth
[ ]   Van Kampen Emerging Growth

       FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) -- SERVICE CLASS 2

[ ] VIP Equity-Income Portfolio

[ ] VIP Contrafund(R) Portfolio

[ ] VIP Growth Opportunities Portfolio

* This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.

       Please contact our administrative office at 1-800-851-9777, Ext. 6538 (Monday - Friday 8:00 a.m. - 8:00 p.m. Eastern Time) or visit our website (www.westernreserve.com) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

       If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate premium payments or transfer annuity value.

       Depending upon market conditions, you can make or lose money in any of these subaccounts. We reserve the right to offer other investment choices in the future.

       You can also allocate your premium payments to the fixed account. Unless otherwise required by state law, we will limit your allocations or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. The fixed account is not available in all states. Residents of Washington, Oregon, New Jersey and Massachusetts may not direct or transfer any money to the fixed account.

       TRANSFERS. You have the flexibility to transfer assets within your Contract. At any time during the accumulation period you may transfer amounts among the subaccounts and between the subaccounts and the fixed account. Certain restrictions and charges apply. In addition, if you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may transfer annuity value.

5. EXPENSES

       We do not take any deductions for sales charges from premium payments at the time you buy the Contract. You generally invest the full amount of each premium payment in one or more of the investment choices.

       During the accumulation period, we deduct a daily mortality and expense risk charge of 1.25% annually (1.40% annually if you select the compounding/annual step-up death benefit) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts. During the income phase, if you elect a variable annuity payment option, we will deduct a separate account annuitization charge from your subaccount assets at an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

       If you annuitize under the Guaranteed Minimum Income Benefit Rider and elect a variable annuity payment option, we will assess the separate account annuitization charge of 1.40% at the time you annuitize, and other charges will apply.

       During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary and at the time of surrender. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

       We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year. There is no charge for transfers from the fixed account.

       If you take a Contract loan, we will impose a $30 loan processing fee. Only certain types of qualified Contracts can take Contract loans. This fee is not applicable in all states.

       We may deduct state premium taxes, which currently range from 0% to 3.50%, when you pay your premium payment(s), or if you surrender the Contract or partially surrender its value, or if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

       The portfolios deduct management fees and expenses from amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. These fees and expenses currently range from 0.39% to 1.50% annually, depending on the portfolio. See the Annuity Contract Fee Table on page 13 in this prospectus and the fund prospectuses.

       See Distribution of the Contracts on page 60 for information concerning compensation we pay our agents for the sale of the Contracts.

       If you select the Guaranteed Minimum Income Benefit Rider, there is a current annual rider charge during the accumulation period of 0.35% of the minimum annuitization value (not to exceed 0.50% if you upgrade the rider). If you decide to upgrade the rider after purchase, we will terminate the rider currently on the Contract, assess the rider charge, and issue a new rider with new limitations and new charges and with the Contract's then-current annuity value as the new minimum annuitization value. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We waive the rider charge if your annuity value on any rider anniversary exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. If you annuitize under a variable annuity payment option of this rider, we will assess a guaranteed minimum payment fee at an annual rate of 1.10% the daily net assets in the subaccounts; this charge will be reflected in your variable payments. This guaranteed minimum payment fee is assessed in addition to the separate account annuitization charge of 1.40% annually that is set at the time you annuitize. The rider is not available in all states.

       If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your Contract's annuity value. This charge will not increase after you purchase the rider. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We do not assess this charge during the income phase. This rider is not available in all states.

6. TAXES

       The Contract's earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a nonqualified contract during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out of a Contract, you may be charged a 10% federal penalty tax on the earnings. The annuity payments you receive during the income phase are considered partly a return of your original investment so that part of each payment may not be taxable as income until the "investment in the contract" has been fully recovered. Different tax consequences may apply for a Contract used in connection with a qualified Contract.

       Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial or complete surrender.

7. ACCESS TO YOUR MONEY

       You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial surrender if it reduces the cash value below $25,000. No partial surrenders may be made from the fixed account without prior consent from us. Access to amounts held in qualified Contracts may be restricted or prohibited. Other restrictions may apply. You may also have to pay federal income tax and a penalty tax on any money you take out. No surrender charges apply.

       Partial surrenders may reduce the death benefit, the Additional Earnings Rider benefit (and certain values under the Guaranteed Minimum Income Benefit Rider) by more than the amount surrendered.

8. PERFORMANCE

       The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. We provide performance information in Appendix B and in the SAI. Past performance does not guarantee future results.

9. DEATH BENEFIT

       If you are both an owner and the annuitant and you die before the maturity date, your beneficiary, including your surviving spouse who elects to continue the Contract, will receive the death benefit proceeds. If your surviving spouse continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds (described below) as of the death report day. Death benefit provisions may vary by state.

       If you are named only as an owner, and you die before the annuitant and before the maturity date, and if your surviving spouse is the joint owner or sole beneficiary, then the Contract continues. However, the annuity value is not increased to equal the death benefit proceeds.

       If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

       If the annuitant who is an owner dies before the maturity date and if a death benefit is payable, the standard death benefit proceeds will be the greater of:

        --     the annuity value of your Contract on the death report day; or
        --     the total premium payments you make to the Contract reduced by partial surrenders.

       In addition to the standard death benefit, you may select one of the following death benefit options for an additional charge:

        --     annual compounding death benefit; or
        --     annual step-up death benefit.

       An additional death benefit may be payable under nonqualified Contracts if you purchase the Additional Earnings Rider and it is in effect at the time the death benefit proceeds become payable. See Additional Earnings Rider on page 55 for details.

       The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Fixed Annuity Payment Options and Variable Annuity Payment Options on pages 20 and 21 for a description of the annuity payment options. Not all payment options provide for a death benefit.

10. OTHER INFORMATION

       RIGHT TO CANCEL PERIOD. You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). We determine the value of the refund as of the date we receive the returned Contract at our administrative office. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days and/or receive a different refund amount.

       WHO SHOULD PURCHASE THE CONTRACT? We have designed this Contract for people seeking long-term tax-deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-sheltered growth.

       ADDITIONAL FEATURES. This Contract has additional features that might interest you. These include the following:

        -- SYSTEMATIC PARTIAL SURRENDERS -- You can arrange to have money automatically sent to you monthly, quarterly, semi-annually, or annually while your Contract is in the accumulation period. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.
        -- DOLLAR COST AVERAGING -- You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the WRL Transamerica Money Market subaccount or WRL AEGON Bond subaccount to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.
        -- ASSET REBALANCING -- We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.
        -- TELEPHONE OR FAX TRANSACTIONS -- You may make transfers, partial surrenders and/or change the allocation of additional premium payments by telephone or fax.
        -- CONTRACT LOANS (FOR CERTAIN QUALIFIED CONTRACTS) -- If you own a qualified Contract, you may be eligible to take out Contract loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See Contract Loans for Certain Qualified Contracts on page 48 for details.
        -- COMPOUNDING/ANNUAL STEP-UP DEATH BENEFIT -- You may add this feature (Option B or C) for an additional charge. You must select this feature on your application. This feature is not available to annuitants age 85 or older on the Contract date.
            -- ANNUAL COMPOUNDING DEATH BENEFIT (OPTION B) -- This feature ensures that any death benefit payable on the death of an owner who is the annuitant will be no less than total premium payments paid for this Contract, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after your 81st birthday; or
            -- ANNUAL STEP-UP DEATH BENEFIT (OPTION C) -- This feature ensures that any death benefit payable on the death of the annuitant will be no less than the highest annuity value on any Contract anniversary prior to the annuitant's 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Contract anniversary on which the highest annuity value occurs.
        -- ADDITIONAL BENEFITS WITH SPOUSAL CONTINUATION -- If an owner who is the annuitant dies before the maturity date, and the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.
        -- ADDITIONAL DEATH BENEFIT ON BENEFICIARY'S DEATH -- If an owner who is the annuitant dies before the maturity date, and the deceased owner's spouse is not named as joint owner or as the sole beneficiary who elects to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary's life expectancy (the "distribution period"). We will pay a death benefit under the Contract if the beneficiary dies during the distribution period, and we will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.
        -- MULTIPLE BENEFICIARIES -- If an owner who is an annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.
        -- GUARANTEED MINIMUM INCOME BENEFIT RIDER -- You may add this rider for an additional charge assessed during the accumulation period and the income phase of the Contract. It assures you of a minimum level of income in the future, provided you satisfy certain conditions and annuitize under the annuity payment options available in the rider. This rider is not available in all states and may vary by state. We recommend that you consult your tax advisor before you purchase this rider:
        -- ADDITIONAL EARNINGS RIDER -- You may add this rider for an additional charge during the accumulation period. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the Contract if the surviving spouse elects to continue the Contract. If the Additional Earnings Rider is attached to a Contract with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary's death. This rider is not available in all states and may vary by state. We recommend that you consult your tax advisor before you purchase this rider.

       These features are not available in all states and may not be suitable for your particular situation.

       Certain states place restrictions on access to the fixed account, on the death benefit calculation, on the annuity payment options and on other features of the Contract. Consult your agent and the Contract form for details.

       SCHEDULED FINANCIAL TRANSACTION PROCESSING. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial surrenders, dollar cost averaging and asset rebalancing.

       A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.

       OTHER CONTRACTS. We offer other variable annuity contracts which also invest in the same portfolios of the funds. These contracts may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these contracts, contact your agent, or call us at 1-800-851-9777, Ext. 6538 (Monday-Friday 8:00 a.m. - 8:00 p.m. Eastern Time).

11. INQUIRIES

       If you need additional information, please contact us at:

             Western Reserve Life
             Administrative Office
             Attention: Annuity Department
             P. O. Box 9051
             Clearwater, FL 33758-9051
             1-800-851-9777
             (Monday-Friday 8:00 a.m.-8:00 p.m. Eastern Time) www.westernreserve.com

ANNUITY CONTRACT FEE TABLE
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                  OWNER TRANSACTION EXPENSES
--------------------------------------------------------------
Sales Load On Premium Payments.........                   None
Maximum Surrender Charge...............                   None
Transfer Charge(1).....................  $10 After 12 Per Year
Loan Processing Fee(2).................           $30 Per Loan
Guaranteed Minimum Income Benefit
  Rider Charge During the Accumulation
  Period (optional)(3).................                  0.35%
Guaranteed Minimum Income Benefit
  Charge after Upgrade(5) (optional)
  Current..............................                  0.35%
  Maximum..............................                  0.50%
Additional Earnings Rider Charge
  (optional)(4)........................                  0.35%
--------------------------------------------------------------
--------------------------------------------------------------
ANNUAL CONTRACT CHARGE(5)..............  $30 Per Contract Year
SEPARATE ACCOUNT ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE SEPARATE ACCOUNT VALUE
  DURING THE ACCUMULATION PERIOD)
--------------------------------------------------------------
UNDER STANDARD DEATH BENEFIT:
Mortality and Expense Risk Charge(6)...                  1.25%
Administrative Charge(6)...............                  0.40%
                                                         -----
TOTAL SEPARATE ACCOUNT
  ANNUAL EXPENSES.......... ...........                  1.65%
WITH COMPOUNDING/ANNUAL STEP-UP DEATH
  BENEFIT ADDED (OPTIONAL):

Mortality and Expense Risk Charge(6)...                  1.40%
Administrative Charge(6)...............                  0.40%
                                                         -----
TOTAL SEPARATE ACCOUNT
  ANNUAL EXPENSES.......... ...........                  1.80%

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       PORTFOLIO ANNUAL EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2001(7)
    (as a percentage of average net assets and after expense reimbursements)

                                                                                                     TOTAL PORTFOLIO
                                                                MANAGEMENT    OTHER     RULE 12B-1       ANNUAL
  PORTFOLIO                                                        FEES      EXPENSES      FEES         EXPENSES
  AEGON/TRANSAMERICA SERIES FUND, INC. (8)(9)
  AEGON Bond                                                      0.45%       0.10%         N/A          0.55%
  Aggressive Asset Allocation(10)(11)                             0.10%       1.22%         N/A          1.32%
  Alger Aggressive Growth                                         0.80%       0.17%         N/A          0.97%
  American Century International                                  1.00%       0.50%         N/A          1.50%
  Capital Guardian U.S. Equity                                    0.85%       0.23%         N/A          1.08%
  Capital Guardian Value                                          0.85%       0.09%         N/A          0.94%
  Clarion Real Estate Securities                                  0.80%       0.20%         N/A          1.00%
  Conservative Asset Allocation(10)(11)                           0.10%       1.26%         N/A          1.36%
  Dreyfus Mid Cap                                                 0.85%       0.15%         N/A          1.00%
  Federated Growth & Income                                       0.75%       0.11%         N/A          0.86%
  Gabelli Global Growth                                           1.00%       0.20%         N/A          1.20%
  GE U.S. Equity                                                  0.80%       0.14%         N/A          0.94%
  Goldman Sachs Growth                                            0.90%       0.10%         N/A          1.00%
  Great Companies -- America(SM(12)                               0.80%       0.09%         N/A          0.89%
  Great Companies -- Global(2)                                    0.80%       0.20%         N/A          1.00%
  Great Companies -- Technology(SM)                               0.80%       0.19%         N/A          0.99%
  J.P. Morgan Enhanced Index                                      0.75%       0.12%         N/A          0.87%
  Janus Balanced(10)                                              0.90%       0.50%         N/A          1.40%
  Janus Global(13)                                                0.80%       0.15%         N/A          0.95%
  Janus Growth                                                    0.80%       0.09%         N/A          0.89%
  LKCM Capital Growth                                             0.80%       0.20%         N/A          1.00%
  LKCM Strategic Total Return                                     0.80%       0.09%         N/A          0.89%
  Moderate Asset Allocation(10)(11)                               0.10%       1.25%         N/A          1.35%
  Moderately Aggressive Asset Allocation(10)(11)                  0.10%       1.23%         N/A          1.33%
  Munder Net50                                                    0.90%       0.10%         N/A          1.00%
  PBHG Mid Cap Growth                                             0.87%       0.13%         N/A          1.00%
  PBHG/NWQ Value Select                                           0.80%       0.14%         N/A          0.94%
  PIMCO Total Return(10)                                          0.70%       0.50%         N/A          1.20%
  Salomon All Cap                                                 0.85%       0.15%         N/A          1.00%
  T. Rowe Price Dividend Growth                                   0.90%       0.10%         N/A          1.00%
  T. Rowe Price Small Cap                                         0.75%       0.25%         N/A          1.00%
  Third Avenue Value                                              0.80%       0.12%         N/A          0.92%
  Transamerica Convertible Securities(10)                         0.80%       0.50%         N/A          1.30%
  Transamerica Equity                                             0.75%       0.10%         N/A          0.85%

                                                                                                     TOTAL PORTFOLIO
                                                                MANAGEMENT    OTHER     RULE 12B-1       ANNUAL
  PORTFOLIO                                                        FEES      EXPENSES      FEES         EXPENSES
  Transamerica Growth Opportunities                               0.85%       0.35%         N/A          1.20%
  Transamerica Money Market                                       0.35%       0.04%         N/A          0.39%
  Transamerica U.S. Government Securities                         0.65%       0.10%         N/A          0.75%
  Transamerica Value Balanced(14)                                 0.75%       0.11%         N/A          0.86%
  Value Line Aggressive Growth                                    0.80%       0.20%         N/A          1.00%
  Van Kampen Emerging Growth                                      0,80%       0.12%         N/A          0.92%
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) -- SERVICE
  CLASS 2(15)(16)
  VIP Equity-Income Portfolio                                     0.48%       0.11%       0.25%          0.84%
  VIP Contrafund(R) Portfolio                                     0.58%       0.11%       0.25%          0.94%
  VIP Growth Opportunities Portfolio                              0.58%       0.12%       0.25%          0.95%

 (1) Currently there is no charge for transfers from the fixed account.
 (2) Loans are available only for certain qualified Contracts. The loan fee is not applicable in all states.
 (3) This rider is optional. You may add this rider when we issue the Contract, or anytime before the annuitant's 90th birthday. If you add it, whether as a new rider or an upgrade, we will impose during the accumulation period an annual rider charge equal to 0.35% of the minimum annuitization value on each rider anniversary and pro rata on the termination date of the rider (which includes upgrades of the minimum annuitization value and Contract surrender). If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50)%. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. This rider is not available in all states. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the separate account annuitization charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%.
 (4) This rider is optional. You may add this rider when we issue the Contract, or on any Monthiversary. If you add it, we will impose during the accumulation period an annual rider charge equal to 0.35% of your Contract's annuity value on each rider anniversary and pro rata on the termination date of the rider. The charge will not increase once the rider has been issued. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. This rider is not available in all states.
 (5) We may waive the annual Contract charge for Contracts sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses. We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary for which the charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.
 (6) These charges apply to each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 1.25% applies when you have selected the standard death benefit. If you select the compounding/annual step-up death benefit, then the mortality and expense risk charge will increase to 1.40%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge equal to an annual rate of 1.40% of your subaccount assets in place of the mortality and expense risk and administrative charges. If you select the Guaranteed Minimum Income Benefit Rider, and you choose to annuitize under a variable annuity payment option of the rider, then we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, in addition to the separate account annuitization charge of 1.40% that is set on the date you annuitize under the rider.
 (7) The fee table information relating to the portfolios was provided to Western Reserve by the funds. Western Reserve has not independently verified such information.
 (8) Effective January 1, 1997, the Board of the AEGON/Transamerica Series Fund, Inc. (the "Series Fund") authorized the Series Fund to charge each portfolio of the Series Fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the Series Fund will not deduct the fee from any portfolio before April 30, 2003. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the Series Fund prospectus for more details.
 (9) AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), the investment adviser of the Series Fund, has undertaken, until at least April 30, 2003, to pay expenses on behalf of the portfolios of the Series Fund, to the extent normal total operating expenses of a portfolio exceed a stated percentage of the Series Fund portfolio's average daily net assets. The expense limit for each portfolio, the amount reimbursed by AEGON/Transamerica Advisers during 2001 (if applicable), and the expense ratio without the reimbursement are listed below:

                                                EXPENSE    REIMBURSEMENT        EXPENSE RATIO
                                                 LIMIT        AMOUNT        WITHOUT REIMBURSEMENT
  AEGON Bond                                    0.70%             N/A                N/A
  Aggressive Asset Allocation                   0.25%             N/A                N/A
  Alger Aggressive Growth                       1.00%             N/A                N/A
  American Century International                1.50%         146,246               1.63%
  Clarion Real Estate Securities                1.00%          40,053               1.13%
  Conservative Asset Allocation                 0.25%             N/A                N/A
  Dreyfus Mid Cap                               1.00%          76,924               1.34%
  Federated Growth & Income                     1.00%             N/A                N/A

                                                EXPENSE    REIMBURSEMENT        EXPENSE RATIO
                                                 LIMIT        AMOUNT        WITHOUT REIMBURSEMENT
  Gabelli Global Growth                         1.20%          34,285               1.28%
  GE U.S. Equity                                1.00%             N/A                N/A
  Goldman Sachs Growth                          1.00%          63,967               1.21%
  Great Companies -- America(SM)                1.00%             N/A                N/A
  Great Companies -- Global(2)                  1.00%          57,096               1.59%
  Great Companies -- Technology(SM)             1.00%             N/A                N/A
  Janus Balanced                                1.40%             N/A                N/A
  Janus Global                                  1.00%             N/A                N/A
  Janus Growth                                  1.00%             N/A                N/A
  LKCM Capital Growth                           1.00%          45,304               3.18%
  LKCM Strategic Total Return                   1.00%             N/A                N/A
  Moderate Asset Allocation                     0.25%             N/A                N/A
  Moderately Aggressive Asset Allocation        0.25%             N/A                N/A
  Munder Net50                                  1.00%          80,299               1.72%
  PBHG Mid Cap Growth                           1.00%         118,391               1.08%
  PBHG/NWQ Value Select                         1.00%             N/A                N/A
  PIMCO Total Return                            1.20%             N/A                N/A
  Salomon All Cap                               1.00%             N/A                N/A
  T. Rowe Price Dividend Growth                 1.00%          59,182               1.18%
  T. Rowe Price Small Cap                       1.00%          18,121               1.05%
  Third Avenue Value                            1.00%             N/A                N/A
  Transamerica Convertible Securities           1.30%             N/A                N/A
  Transamerica Equity                           0.85%         139,503               0.91%
  Transamerica Money Market                     0.70%             N/A                N/A
  Transamerica Growth Opportunities             1.20%          61,845               5.89%
  Transamerica Value Balanced                   1.00%             N/A                N/A
  Value Line Aggressive Growth                  1.00%          35,477               1.56%
  Van Kampen Emerging Growth                    1.00%             N/A                N/A

(10) Because this portfolio commenced operations on May 1, 2002, the percentages set forth as "Other Expenses" and "Total Portfolio Annual Expenses" are estimates.
(11) This portfolio is a "fund of funds" that invests in other Series Fund portfolios. The Series Fund prospectus provides specific information on the fees and expenses of this portfolio. This portfolio has its own set of operating expenses, as does each of the underlying Series Fund portfolios in which it invests. The range of the average weighted expense ratio for this portfolio, including such indirect expenses of the underlying Series Fund portfolios, is expected to be 0.64% to 1.75% for the Moderate Asset Allocation, Moderately Aggressive Asset Allocation and the Aggressive Asset Allocation portfolios. The range of the Conservative Asset Allocation portfolio is expected to be 0.64% to 1.65%. A range is provided since the allocation of assets to various underlying Series Fund portfolios will fluctuate. Over time, the cost of investment in an asset allocation "fund of funds" portfolio will increase the cost of your investment and may cost you more than investing in a Series Fund portfolio without asset allocation.
(12) As of April 26, 2002, the C.A.S.E. Growth portfolio merged into the Great Companies -- America(SM) portfolio.
(13) This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.
(14) As of April 26, 2002, the AEGON Balanced portfolio merged into the Transamerica Value Balanced portfolio.
(15) The 12b-1 fee deducted for the Fidelity Variable Insurance Products Fund
     (VIP) (the "Fidelity VIP Fund") covers certain shareholder support services provided by companies selling variable contracts investing in the Fidelity VIP Fund. The 12b-1 fees assessed against the Fidelity VIP Fund shares held for the Contracts will be remitted to AFSG Securities Corporation ("AFSG"), the principal underwriter for the Contracts.
(16) Actual Total Portfolio Annual Expenses for Service Class 2 shares were lower than those shown in the fee table because a portion of the brokerage commissions that the Fidelity VIP Fund paid was used to reduce the Fidelity VIP Fund's expenses. In addition, through arrangements with the Fidelity VIP Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fidelity VIP Fund's custodian expenses. See the Fidelity VIP Fund prospectus for details.

       After the maturity date, if you elect a variable payment option, we will charge a daily separate account annuitization charge equal to an annual rate of 1.40% of the daily net asset values in the subaccounts in place of the mortality and expense risk and administrative charges. If you select the Guaranteed Minimum Income Benefit Rider, and you choose to annuitize under a variable annuity payment option of the rider, the daily guaranteed minimum payment fee will be 1.10% of the daily net asset values in the subaccounts in addition to the separate account annuitization charge of 1.40% that is set on the date you annuitize under the rider.

EXAMPLE

       You would pay the following expenses prior to the maturity date on a $1,000 investment, assuming a hypothetical 5% annual return on assets, and assuming the entire $1,000 is invested in the subaccount listed, and assuming the Guaranteed Minimum Income Benefit Rider and the Additional Earnings Rider have been selected.

       The expense example reflect both mortality and expense risk and administrative charges totaling 1.80% of subaccount value (assuming that the compounding/death benefit has been added), the $30 annual Contract charge, plus the Guaranteed Minimum Income Benefit Rider charge of 0.35% of minimum annuitization value (MAV) and the Additional Earnings Rider charge of 0.35% of annuity value. In the example, the annual Contract charge of $30, the Guaranteed Minimum Income Benefit Rider charge of 0.35% and the Additional Earnings Rider charge of 0.35% are charged at the end of every Contract year.

       Because the Contract does not assess surrender charges, you will pay the same amount of expenses whether or not you surrender, annuitize, or remain invested in the Contract.

                                                                     IF YOU SURRENDER, ANNUITIZE* OR REMAIN
                                                                   INVESTED IN THE CONTRACT AT THE END OF THE
  SUBACCOUNTS                                                                APPLICABLE TIME PERIOD
                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                  -------    --------    --------    ---------
  WRL AEGON Bond                                                    $32        $ 98        $168        $361
  WRL Aggressive Asset Allocation                                    39         121         205         432
  WRL Alger Aggressive Growth                                        36         110         188         400
  WRL American Century International                                 41         126         213         448
  WRL Capital Guardian U.S. Equity                                   37         113         194         410
  WRL Capital Guardian Value                                         36         109         187         398
  WRL Clarion Real Estate Securities                                 36         111         190         403
  WRL Conservative Asset Allocation                                  40         122         207         435
  WRL Dreyfus Mid Cap                                                36         111         190         403
  WRL Federated Growth & Income                                      35         107         183         390
  WRL Gabelli Global Growth                                          38         117         199         421
  WRL GE U.S. Equity                                                 36         109         187         398
  WRL Goldman Sachs Growth                                           36         111         190         403
  WRL Great Companies -- America(SM)**                               35         108         184         393
  WRL Great Companies -- Global(2)                                   36         111         190         403
  WRL Great Companies -- Technology(SM)                              36         111         189         402
  WRL J.P. Morgan Enhanced Index                                     35         107         183         391
  WRL Janus Balanced                                                 40         123         209         439
  WRL Janus Global***                                                36         110         187         398
  WRL Janus Growth                                                   35         108         184         393
  WRL LKCM Capital Growth                                            36         111         190         403
  WRL LKCM Strategic Total Return                                    35         108         184         393
  WRL Moderate Asset Allocation                                      40         121         206         435
  WRL Moderately Aggressive Asset Allocation                         39         121         205         433
  WRL Munder Net50                                                   36         111         190         403
  WRL PBHG Mid Cap Growth                                            36         111         190         403
  WRL PBHG/NWQ Value Select                                          36         109         187         398
  WRL PIMCO Total Return                                             38         117         199         421
  WRL Salomon All Cap                                                36         111         190         403
  WRL T. Rowe Price Dividend Growth                                  36         111         190         403
  WRL T. Rowe Price Small Cap                                        36         111         190         403

                                                                     IF YOU SURRENDER, ANNUITIZE* OR REMAIN
                                                                   INVESTED IN THE CONTRACT AT THE END OF THE
  SUBACCOUNTS                                                                APPLICABLE TIME PERIOD
                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                  -------    --------    --------    ---------
  WRL Third Avenue Value                                             35         109         186         396
  WRL Transamerica Convertible Securities                            39         120         204         430
  WRL Transamerica Equity                                            35         107         182         389
  WRL Transamerica Money Market                                      30          93         160         345
  WRL Transamerica Growth Opportunities                              38         117         199         421
  WRL Transamerica U.S. Government Securities                        34         104         178         380
  WRL Transamerica Value Balanced****                                35         107         183         390
  WRL Value Line Aggressive Growth                                   36         111         190         403
  WRL Van Kampen Emerging Growth                                     35         109         186         396
  VIP Equity-Income Portfolio                                        35         106         182         388
  VIP Contrafund(R) Portfolio                                        36         109         187         398
  VIP Growth Opportunities Portfolio                                 36         110         187         398

   * You cannot annuitize your Contract before your Contract's fifth anniversary. If you select the Guaranteed Minimum Income Benefit Rider and you annuitize under the rider, you may annuitize on any rider anniversary. However, if you annuitize under the rider before the rider (or an upgrade of the rider) has been in force for 10 years, your annuity payments will be reduced, and certain other limitations apply.

  ** As of April 26, 2002, the WRL C.A.S.E. Growth subaccount merged into the
     WRL Great Companies -- America(SM) subaccount.

 *** This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.

**** As of April 26, 2002, the WRL AEGON Balanced subaccount merged into the WRL
     Transamerica Value Balanced subaccount.

       The fee table and example above will help you understand the direct and indirect costs of investing in the Contract, including the subaccounts. The fee table and example reflect the 2001 expenses (except as noted in the footnotes) of the Contract, the portfolios and the subaccount fees and charges, but do not reflect premium taxes which may range up to 3.50%, depending on the jurisdiction. The example assumes that the expense limitations in effect for 2001 will remain in place for the entire period illustrated and that no transfer charges have been assessed. In addition, the $30 annual Contract charge is reflected as a charge of 0.05%, based on an average Contract size of $65,528. The Guaranteed Minimum Income Benefit Rider charge has been calculated assuming a current rider charge of 0.35% of MAV and assuming a current MAV annual growth rate of 6%. The Additional Earnings Rider charge has been calculated as 0.35% of annuity value.

       Different fees and expenses not reflected in the example may be assessed after you annuitize under a variable annuity payment option, whether or not you annuitize under the Guaranteed Minimum Income Benefit Rider.

       PLEASE REMEMBER THAT THE EXAMPLE IS AN ILLUSTRATION AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. SIMILARLY, YOUR RATE OF RETURN MAY BE GREATER OR LESS THAN THE 5% ASSUMED IN THE EXAMPLE.

       FINANCIAL INFORMATION. We have included in Appendix A a financial history of the accumulation unit values for the subaccounts that reflect the cost of the standard death benefit (total separate account annual expenses of 1.65%) and the compounding/annual step-up death benefit (total separate account annual expenses of 1.80%).

1. THE ANNUITY CONTRACT

       This prospectus describes the WRL Freedom Access()(R) variable annuity contract offered by Western Reserve.

       An annuity is a contract between you, an owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2 below.) Until the maturity date, your annuity is in the accumulation period and the earnings generally are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

       The Contract is a flexible payment variable accumulation deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

       It is a "flexible payment" Contract because after you purchase it, you can generally make additional investments of $50 or more at any time, until the maturity date. But you are not required to make any additional investments.

       The Contract is a "variable" annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon the performance of your investment choices for the income phase. However, if you annuitize under the Guaranteed Minimum Income Benefit Rider, we will guarantee that your annuity payments will equal a minimum amount.

       The Contract also contains a fixed account. Unless otherwise required by state law, we will limit your allocations or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 3% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

       The fixed account is not available in all states. Residents of Washington, Oregon, New Jersey and Massachusetts may not direct or transfer any money to the fixed account.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

       You choose the date when annuity payments start under the Contract. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than the end of the fifth Contract year. The maturity date cannot be later than the annuitant's 95th birthday. The maturity date may be earlier for qualified Contracts or if you annuitize under the Guaranteed Minimum Income Benefit Rider.

       ELECTION OF ANNUITY PAYMENT OPTION. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see page 20) as a Variable Life Income with 10 years of guaranteed payments. You cannot change the annuity payment option after the maturity date.

       If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

       Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. If the annuitant dies before the maturity date, you may change the annuitant due to death of the annuitant. As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.

       If you have added the Guaranteed Minimum Income Benefit Rider to your Contract and choose to annuitize under the rider, then you must select one of the annuity payment options contained in the rider.

       SUPPLEMENTAL CONTRACT. Once you annuitize and if you have selected a fixed payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

ANNUITY PAYMENT OPTIONS UNDER THE CONTRACT

       The Contract provides five annuity payment options that are described below. You may choose any annuity payment option under your Contract. You can choose to receive payments monthly, quarterly, semi-annually or annually.

       We will use your "annuity proceeds" to provide these payments. The "annuity proceeds" is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

       FIXED ANNUITY INCOME PAYMENTS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT RIDER. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will depend on three things:

        --     The amount of the annuity proceeds on the maturity date;
        --     The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and
        --     The specific payment option you choose.

       VARIABLE ANNUITY INCOME PAYMENTS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT RIDER. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract's assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily separate account annuitization charge equal to an annual rate of 1.40% of subaccount assets) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

       If you elect a variable annuity payment option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40%.

       The annuity payment options are explained below. Some of the annuity payment options may not be available in all states. Options A, B, and C are fixed only. Options D and E are variable only.

FIXED ANNUITY PAYMENT OPTIONS

       PAYMENT OPTION A -- FIXED INSTALLMENTS. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to Western Reserve.

       PAYMENT OPTION B -- LIFE INCOME: FIXED PAYMENTS.

        -- NO PERIOD CERTAIN -- We will make level payments only during the annuitant's lifetime;
        -- 10 OR 20 YEARS CERTAIN -- We will make level payments for the longer of the annuitant's lifetime or 10 or 20 years; or
        -- GUARANTEED RETURN OF ANNUITY PROCEEDS -- We will make level payments for the longer of the annuitant's lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

       PAYMENT OPTION C -- JOINT AND SURVIVOR LIFE INCOME: FIXED PAYMENTS. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

       For more information on how the fixed annuity payments are determined, see the SAI.

VARIABLE ANNUITY PAYMENT OPTIONS

       PAYMENT OPTION D -- VARIABLE LIFE INCOME. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

        -- NO PERIOD CERTAIN -- We will make variable payments only during the annuitant's lifetime; or
        -- 10 YEARS CERTAIN -- We will make variable payments for the longer of the annuitant's lifetime or 10 years.

       PAYMENT OPTION E -- VARIABLE JOINT AND SURVIVOR LIFE INCOME. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

       Other annuity payment options may be arranged by agreement with us.

       NOTE CAREFULLY: The death benefit payable after the maturity date will be affected by the annuity option you choose.

       If:

        -- you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
        -- the annuitant(s) dies, for example, before the due date of the second annuity payment;

       Then:

        -- we may make only one annuity payment and there will be no death benefit payable.

       If:

        -- you choose Fixed Installments, Life Income with 10 or 20 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
        -- the person receiving payments dies prior to the end of the guaranteed period;

       Then:

        -- the remaining guaranteed payments will be continued to that person's beneficiary, or their value (determined at the date of death) may be paid in a single sum.

       We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant's address of record. The annuitant is responsible for keeping Western Reserve informed of the annuitant's current address of record.

GUARANTEED MINIMUM INCOME BENEFIT RIDER

       The following discussion relates to the Guaranteed Minimum Income Benefit Rider being issued on or after May 1, 2002. If you purchased a Guaranteed Minimum Income Benefit Rider before May 1, 2002, please consult the prospectus you received when you purchased that rider for details on the terms of your rider. If you have questions, please contact us at 1-800-851-9777, Ext. 6538 (Monday - Friday 8:00 a.m. - 8:00 p.m.). If you upgrade your rider, you will receive the rider discussed below. See Minimum Annuitization Value Upgrade below for more information about the rider upgrade.

       The Guaranteed Minimum Income Benefit Rider assures you of a minimum level of income in the future by guaranteeing a "minimum annuitization value." By selecting this rider, you are guaranteed a future minimum level of income under the rider's fixed or variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios. (If you select the Guaranteed Minimum Income Benefit

Rider, we may restrict the subaccounts to which you may allocate premium payments or transfer annuity value. Any such restriction will not affect the allocations you made before we put the restriction in place.)

       You may purchase the rider when we issue your Contract or anytime before the annuitant's 90th birthday.

       You can annuitize under the rider (subject to the conditions described below) using the greater of the annuity value or the minimum annuitization value. If you annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:

        -- you may not annuitize under the Term Certain fixed annuity payment option;

        -- we will adjust the age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being in force for 10 years at the time you annuitize. This will reduce the amount of your annuity payments.

       See Annuity Payment Options Under the Rider below, Annuity Factor Age Adjustment on page 23 and the SAI for more information.

       MINIMUM ANNUITIZATION VALUE. If you purchase the rider at issue, the minimum annuitization value is the annuity value on that date. If you purchase the rider at a future date, the minimum annuitization value would be:

        --     the annuity value on the date the rider is issued, plus
        --     any additional premiums paid after the rider is issued, minus
        --     an adjustment for any partial surrenders made after the date the rider is issued,
        --     accumulated at the annual growth rate, minus
        --     any premium taxes.

       The annual growth rate is currently 6% per year. For Contracts issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to your Contract, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before you can annuitize under the rider, without the annuity factor age adjustment, will not change unless you upgrade the rider. Partial surrenders may reduce the minimum annuitization value on a basis greater than dollar-for-dollar. See the SAI for more information.

       The minimum annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to partial surrenders. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. If you choose to annuitize under the rider, we will use the greater of your annuity value or your minimum annuitization value (less any outstanding loan amount and any loan interest you owe) to determine the amount of your fixed or variable annuity payments under the rider. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the Contract.

       ANNUITY PAYMENT OPTIONS UNDER THE RIDER. The only payment options available under the rider are the following fixed and variable annuity options:

FIXED ANNUITY PAYMENT OPTIONS:

        -- TERM CERTAIN -- Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when you annuitize. This annuity payment option is not available if you annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.

VARIABLE ANNUITY PAYMENT OPTIONS:

        -- LIFE INCOME -- An election may be made for "No Period Certain," "10 Years Certain," or "Installment Refund." Installment Refund is an annuity payment option that guarantees the return of the minimum annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum annuitization value. Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

        -- JOINT AND FULL SURVIVOR -- An election may be made for "No Period Certain," "10 Years Certain," or "Installment Refund." Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

       Before you annuitize under the rider's variable annuity payment options, you may transfer values from one subaccount to another. In the future, we may restrict the subaccounts to which you may transfer annuity value. After the maturity date, no transfers may be made to or from the fixed account, and we reserve the right to limit transfers among the subaccounts to once per year.

       NOTE CAREFULLY: The death benefit payable after you annuitize under the rider will be affected by the annuity option you choose.

       If:

        -- you choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and

        -- the annuitant dies, for example, before the due date of the second annuity payment;

       Then:

        -- we may make only one annuity payment and there will be no death benefit payable.

       ANNUITY FACTOR AGE ADJUSTMENT. If you annuitize under one of the rider's variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 9 years from the annuitant's age (age 85 if the annuitant's age is at least 85). This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The age adjustment is as follows:

                                           AGE ADJUSTMENT:
NUMBER OF COMPLETE YEARS SINCE        NUMBER OF YEARS SUBTRACTED
        THE RIDER DATE                      FROM YOUR AGE
              1                                   9
              2                                   8
              3                                   7
              4                                   6
              5                                   5
              6                                   4
              7                                   3
              8                                   2
              9                                   1
          10 or more                              0

       MINIMUM ANNUITIZATION VALUE UPGRADE. You can elect, in writing, to upgrade the minimum annuitization value to the current annuity value at any time after the first rider anniversary and before the annuitant's 90th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the rider.

       If you elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider's issue date, so that annuitizing prior to the new rider's 10th anniversary will result in an annuity factor age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider's benefits and charges prior to upgrading.

       It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable rider anniversary.

       CONDITIONS TO ANNUITIZE UNDER THE RIDER. You can only annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum annuitization value, you cannot annuitize before the new rider's first rider anniversary. You cannot annuitize under the rider after the 30-day period following the rider anniversary after the annuitant's 94th birthday (earlier if required by your state). For your convenience, we will put the last date to annuitize under the rider on page one of the rider.

NOTE CAREFULLY:

        -- You may only annuitize under the rider at the times indicated above. IF YOU ANNUITIZE AT ANY OTHER TIME, YOU LOSE THE BENEFIT OF THE RIDER.

        -- If you annuitize under the rider before the 10th rider anniversary, there will be an annuity factor age adjustment. See Annuity Factor Age Adjustment above.

       PAYMENTS UNDER THE RIDER. If you elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also "stabilize" the payments (hold them constant) during each rider year.

       During the first rider year after you annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and separate account annuitization charge of 1.40%, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.

       RIDER CHARGE BEFORE ANNUITIZATION. Prior to annuitization, a rider charge, currently 0.35% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and pro rata on the termination date of the rider (including Contract surrender and upgrades of the minimum annuitization value). The rider charge after an upgrade is currently 0.35%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.

       We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5.

       RIDER CHARGE AFTER ANNUITIZATION. If you annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, plus the separate account annuitization charge of 1.40%, are reflected in the amount of the variable payments you receive. We may change the guaranteed minimum payment fee in the future, if you choose to upgrade the minimum annuitization value or for future issues of the rider, but it will never be greater than 2.10%.

       TERMINATION. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our administrative office. You have the option not to annuitize under the rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The rider will terminate upon the earliest of the following:

        --     annuitization that is not under the rider;
        --     the date you elect to upgrade (although a new rider will be issued);
        --     the date we receive your complete written request to terminate the rider;
        --     the date your Contract terminates or is surrendered;
        --     30 days following the rider anniversary after the annuitant's
               94th birthday (earlier if required by your state); or
        --     the date of death of annuitant when the death benefit proceeds are payable to the beneficiary.

       However, if the change in annuitant is due to the death of an annuitant who is not an owner, then you may name a new annuitant and the then-current rider will remain in effect.

       The rider does not establish or guarantee annuity value or guarantee performance of any subaccount. Because the rider guarantees a minimum level of lifetime income, the level of lifetime income that it guarantees may be less than the level that might be provided by application of the annuity value at the Contract's applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of annuitizing under the rider's variable annuity payment options include the guaranteed minimum payment fee, the separate account annuitization charge and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.

       The rider may vary by state and is not available in all states. We recommend that you consult your tax advisor before you purchase this rider.

3. PURCHASE

CONTRACT ISSUE REQUIREMENTS

       We will issue a Contract if:

        --     we receive the information we need to issue the Contract;
        --     we receive a minimum initial premium payment (except for 403(b)
               Contracts); and
        --     the annuitant is age 85 or younger.

PREMIUM PAYMENTS

       You should make checks or drafts for premium payments payable only to "Western Reserve Life" and send them to our administrative office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

INITIAL PREMIUM REQUIREMENTS

       The initial premium payment for most Contracts must be at least $25,000. A Contract issued under 403(b) of the Code generally requires total premium payments received during the first year to equal or exceed $25,000.

       We will credit your initial premium payment to your Contract within two business days after the day we receive it and your complete Contract information at our administrative office. If we are unable to credit your initial premium payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us (or your agent) to keep it. We will credit your initial premium payment as soon as we receive all necessary application information.

       The date on which we credit your initial premium payment to your Contract is the Contract date. If we receive your complete Contract application and initial premium payment on the 29th, 30th or 31st day of the month, your Contract date will be the 28th day of the month. We will, however, credit your initial premium payment on the business day on which we actually receive the payment, provided your application is complete. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

       Generally, we will credit your initial premium payment at the accumulation unit value computed at the end of the business day on which we receive it and have all necessary application information at our administrative office. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your initial premium payment and complete application after the close of our business day, we will calculate and credit it as of the close of the next business day.

       Although we do not anticipate delays in the processing of your application, we may experience delays if agents fail to forward applications and premium payments to our administrative office in a timely manner.

       If you wish to make premium payments by bank wire, please instruct your bank to wire federal funds as follows:

                              All First Bank of Baltimore
                              ABA #: 052000113
                              For credit to: Western Reserve Life
                              Account #: 89539600
                              Owner's Name:
                              Contract Number:
                              Attention: Annuity Accounting

       We may reject any application or premium payments for any reason permitted by law.

ADDITIONAL PREMIUM PAYMENTS

       You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept premium payments by bank wire or by check. Additional premium payments must be at least $50 ($1,000 if by wire). We will credit any additional premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our administrative office. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

MAXIMUM ANNUAL PREMIUM PAYMENTS

       We allow premium payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

ALLOCATION OF PREMIUM PAYMENTS

       On the Contract date, we will allocate your premium payment to the investment choices you selected on your application. If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate your premium payments. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments as you selected on your application, unless you request a different allocation.

       Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

       You may change allocations for future additional premium payments by writing or telephoning the administrative office, subject to the limitations described under Telephone or Fax Transactions on page 36. The allocation change will apply to premium payments received after the date we receive the change request.

       YOU SHOULD REVIEW PERIODICALLY HOW YOUR PAYMENTS ARE DIVIDED AMONG THE SUBACCOUNTS BECAUSE MARKET CONDITIONS AND YOUR OVERALL FINANCIAL OBJECTIVES MAY CHANGE.

RIGHT TO CANCEL PERIOD

       You may return your Contract for a refund within 10 days after you receive it. In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). We determine the value of the refund as of the date we receive your written notice of cancellation and the returned Contract. We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void. In some states you may have more than 10 days and/or receive a different refund amount.

ANNUITY VALUE

       You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each valuation date and ends at the close of business on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.

ACCUMULATION UNITS

       We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount's accumulation unit value as of the end of that valuation date. If you partially surrender or transfer out of a subaccount, or if we assess a transfer charge, annual Contract charge, any Guaranteed Minimum Income Benefit Rider charge or any Additional Earnings Rider charge, we subtract accumulation units from the subaccounts using the same method.

       Each subaccount's accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying portfolio, and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

4. INVESTMENT CHOICES

THE SEPARATE ACCOUNT

       The separate account currently consists of 43 subaccounts.

       THE FUNDS. Each subaccount invests exclusively in one portfolio of a fund. The portfolios, their investment objectives and advisers or sub-advisers are listed below.

PORTFOLIO                                       INVESTMENT OBJECTIVE             ADVISER OR SUB-ADVISER
AEGON Bond                                 Seeks the highest possible        Banc One Investment Advisors
                                           current income within the         Corp.
                                           confines of the primary goal
                                           of insuring the protection of
                                           capital.
Aggressive Asset Allocation*               Seeks capital appreciation and    AEGON/Transamerica Fund
                                           current income.                   Advisers, Inc.
Alger Aggressive Growth                    Seeks long-term capital           Fred Alger Management, Inc.
                                           appreciation.
American Century International             Seeks capital growth.             American Century Investment
                                                                             Management, Inc.
Capital Guardian U.S. Equity               Seeks to provide long-term        Capital Guardian Trust Company
                                           growth of capital.
Capital Guardian Value                     Seeks to provide long-term        Capital Guardian Trust Company
                                           growth of capital and income
                                           through investments in a
                                           portfolio comprised primarily
                                           of equity securities of U.S.
                                           issuers and securities whose
                                           principal markets are in the
                                           U.S. (including American
                                           Depositary Receipts) and other
                                           U.S. registered foreign
                                           securities.
Clarion Real Estate Securities             Seeks long-term total returns     Clarion CRA Securities, LP
                                           from investments primarily in
                                           equity securities of real
                                           estate companies.
Conservative Asset Allocation*             To seek current income and        AEGON/Transamerica Fund
                                           preservation of capital.          Advisers, Inc.
Dreyfus Mid Cap                            Seeks total investment returns    The Dreyfus Corporation
                                           (including capital
                                           appreciation and income),
                                           which consistently outperform
                                           the S&P 400 Mid Cap Index.

PORTFOLIO                                       INVESTMENT OBJECTIVE             ADVISER OR SUB-ADVISER
Federated Growth & Income                  Seeks total return by             Federated Investment
                                           investing in securities that      Counseling
                                           have defensive
                                           characteristics.
Gabelli Global Growth                      Seeks to provide investors        Gabelli Asset Management
                                           with appreciation of capital.     Company
GE U.S. Equity                             Seeks long-term growth of         GE Asset Management
                                           capital.                          Incorporated
Goldman Sachs Growth                       Seeks long-term growth of         Goldman Sachs Asset Management
                                           capital.
Great Companies -- America(SM)**           Seeks long-term growth of         Great Companies, L.L.C.
                                           capital.
Great Companies -- Global(2)               Seeks long-term growth of         Great Companies, L.L.C.
                                           capital in a manner consistent
                                           with preservation of capital.
Great Companies -- Technology(SM)          Seeks long-term growth of         Great Companies, L.L.C.
                                           capital.
J.P. Morgan Enhanced Index                 Seeks to earn a total return      J.P. Morgan Investment
                                           modestly in excess of the         Management Inc.
                                           total return performance of
                                           the S&P 500 Index (including
                                           the reinvestment of dividends)
                                           while maintaining a volatility
                                           of return similar to the S&P
                                           500 Index.
Janus Balanced                             Seeks long-term capital           Janus Capital Management LLC
                                           growth, consistent with
                                           preservation of capital and
                                           balanced by current income.
Janus Global***                            Seeks long-term growth of         Janus Capital Management LLC
                                           capital in a manner consistent
                                           with the preservation of
                                           capital.
Janus Growth                               Seeks growth of capital.          Janus Capital Management LLC
LKCM Capital Growth                        Seeks long-term growth of         Luther King Capital Management
                                           capital through a disciplined     Corporation
                                           investment approach focusing
                                           on companies with superior
                                           growth prospects.
LKCM Strategic Total Return                Seeks to provide current          Luther King Capital Management
                                           income, long-term growth of       Corporation
                                           income and capital
                                           appreciation.
Moderate Asset Allocation*                 Seeks capital appreciation.       AEGON/Transamerica Fund
                                                                             Advisers, Inc.
Moderately Aggressive Asset Allocation*    Seeks capital appreciation.       AEGON/Transamerica Fund
                                                                             Advisers, Inc.
Munder Net50                               Seeks long-term capital           Munder Capital Management
                                           appreciation.
PBHG Mid Cap Growth                        Seeks capital appreciation.       Pilgrim Baxter & Associates,
                                                                             Ltd.
PBHG/NWQ Value Select                      Seeks to achieve maximum,         Pilgrim Baxter & Associates,
                                           consistent total return with      Ltd.
                                           minimum risk to principal.        NWQ Investment Management
                                                                             Company, Inc.

PORTFOLIO                                       INVESTMENT OBJECTIVE             ADVISER OR SUB-ADVISER
PIMCO Total Return                         Seeks maximum total return        Pacific Investment Management
                                           consistent with preservation      Company LLC
                                           of capital and prudent
                                           investment management.
Salomon All Cap                            Seeks capital appreciation.       Salomon Brothers Asset
                                                                             Management, Inc
T. Rowe Price Dividend Growth              Seeks to provide an increasing    T. Rowe Price Associates, Inc.
                                           level of dividend income,
                                           long-term capital
                                           appreciation, and reasonable
                                           current income, through
                                           investments primarily in
                                           dividend paying stocks.
T. Rowe Price Small Cap                    Seeks long-term growth of         T. Rowe Price Associates, Inc.
                                           capital by investing primarily
                                           in common stocks of small
                                           growth companies.
Third Avenue Value                         Seeks long-term capital           EQSF Advisers, Inc.
                                           appreciation.
Transamerica Convertible Securities        Seeks maximum total return        Transamerica Investment
                                           through a combination of          Management, LLC
                                           current income and capital
                                           appreciation.
Transamerica Equity                        Seeks to maximize long-term       Transamerica Investment
                                           growth.                           Management, LLC
Transamerica Growth Opportunities          Seeks to maximize long-term       Transamerica Investment
                                           growth.                           Management, LLC
Transamerica Money Market                  Seeks to obtain maximum           Transamerica Investment
                                           current income consistent with    Management, LLC
                                           preservation of principal and
                                           maintenance of liquidity.
Transamerica U.S. Government Securities    Seeks to provide as high a        Transamerica Investment
                                           level of total return as is       Management, LLC
                                           consistent with prudent
                                           investment strategies by
                                           investing under normal
                                           conditions at least 80% of its
                                           assets in U.S. government debt
                                           obligations and
                                           mortgage-backed securities
                                           issued or guaranteed by the
                                           U.S. government, its agencies
                                           or government-sponsored
                                           entities.
Transamerica Value Balanced****            Seeks preservation of capital     Transamerica Investment
                                           and competitive investment        Management, LLC
                                           returns.
Value Line Aggressive Growth               Seeks to realize capital          Value Line, Inc.
                                           growth.
Van Kampen Emerging Growth                 Seeks capital appreciation by     Van Kampen Asset Management
                                           investing primarily in common     Inc.
                                           stocks of small and
                                           medium-sized companies.
VIP Equity-Income Portfolio                Seeks reasonable income.          Fidelity Management & Research
                                                                             Company

PORTFOLIO                                       INVESTMENT OBJECTIVE             ADVISER OR SUB-ADVISER
VIP Contrafund(R) Portfolio                Seeks long-term capital           Fidelity Management & Research
                                           appreciation.                     Company
VIP Growth Opportunities Portfolio         Seeks to provide capital          Fidelity Management & Research
                                           growth.                           Company

   * Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

  ** As of April 26, 2002, the C.A.S.E. Growth portfolio merged into the Great
     Companies -- America(SM) portfolio.

 *** This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.

**** As of April 26, 2002, the AEGON Balanced portfolio merged into the
     Transamerica Value Balanced portfolio.

       The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or subadviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds would be similar to the portfolios offered by this prospectus.

       THERE IS NO ASSURANCE THAT A PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). FOR EXAMPLE, DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. MORE DETAILED INFORMATION MAY BE FOUND IN THE FUND PROSPECTUSES. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY BEFORE YOU INVEST.

       Please contact our administrative office at 1-800-851-9777, Ext. 6538 (Monday - Friday 8:00 a.m. - 8:00 p.m. Eastern Time) or visit our website (www.westernreserve.com) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

       We do not guarantee that each portfolio will always be available for investment through the Contract. If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate premium payments or transfer annuity value under your Contract. Any such restriction will not affect the allocations you made before we put the restriction in place. We reserve the right, subject to compliance with applicable laws, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.

THE FIXED ACCOUNT

       Premium payments you allocate and amounts you transfer to the fixed account become part of the general account of Western Reserve. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, neither the general account nor any interests therein is generally subject to the provisions of the 1933 Act or 1940 Act. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

       We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year.

       If you select the fixed account, your money will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase.

       When you request a transfer or partial surrender from the fixed account, we will account for it on a first-in, first-out ("FIFO") basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once each Contract year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make partial surrenders from the fixed account unless we consent.

       Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

       The fixed account is not available in all states. Residents of Washington, Oregon, New Jersey and Massachusetts may not direct or transfer any money to the fixed account.

TRANSFERS

       During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

       Transfers from the fixed account are allowed only once each Contract year. We must receive written notice at our administrative office within 30 days after a Contract anniversary. The amount that may be transferred is the greater of: (1) 50% of the dollar amount in the fixed account, or (2) the amount you transferred out of the fixed account in the previous Contract year. Although we currently allow you to transfer 50% of the dollar amount in the fixed account, we reserve the right to reduce this percentage to 25%.

       During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to once per Contract year.

       If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may transfer annuity value under your Contract.

       The fixed account is not available in all states. Residents of Washington, Oregon, New Jersey and Massachusetts may not transfer any of their Contract value to the fixed account.

       Transfers may be made by telephone or fax, subject to limitations described under Telephone or Fax Transactions on page 36.

       If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. Currently, there is no charge for transfers from the fixed account.

       Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, or faxed request at our administrative office, provided we receive your request at our administrative office before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request at our administrative office after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

       COSTS AND MARKET TIMING.   Some investors try to profit from various
strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all portfolios have adopted special policies to discourage short-term trading. Specifically, each portfolio reserves the right to reject any transfer request that it regards as disruptive to efficient portfolio management. A transfer request could be rejected because of the timing of the investment or because of a history of excessive transfers by an owner.

       THE PORTFOLIOS DO NOT PERMIT MARKET TIMING. DO NOT INVEST WITH US IF YOU ARE A MARKET TIMER. WHEN WE IDENTIFY YOU AS A MARKET TIMER, WE WILL IMMEDIATELY NOTIFY YOUR AGENT WHO WILL THEN NOTIFY YOU THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE LOSS OF ELECTRONIC AND TELEPHONE TRANSFER PRIVILEGES.

       The Contract you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

       We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

DOLLAR COST AVERAGING PROGRAM

       Dollar cost averaging allows you to transfer systematically a specific amount each month from the fixed account, the WRL Transamerica Money Market subaccount, the WRL AEGON Bond subaccount, or any combination of these accounts to a different subaccount. You may specify the dollar amount to be transferred monthly; however, you must transfer at least $100 monthly. To qualify, a minimum of $5,000 must be in each subaccount from which we make transfers.

       There is no charge for this program. However, these transfers do count towards the 12 free transfers allowed during each Contract year.

       If you make dollar cost averaging transfers from the fixed account, each month you may transfer no more than 1/10th of the dollar amount in the fixed account on the date you start dollar cost averaging.

       By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Dollar cost averaging does not guarantee a profit and it does not protect you from loss if market prices decline.

       We reserve the right to discontinue offering dollar cost averaging 30 days after we send notice to you. Dollar cost averaging is not available if you have elected the asset rebalancing program or if you elect to participate in any asset allocation service provided by a third party.

ASSET REBALANCING PROGRAM

       During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, please send a request form to our administrative office. To end participation in asset rebalancing, please call or write to our administrative office. Entrance to the asset rebalancing program is limited to once per Contract year. However, we will not rebalance if you are in the dollar cost averaging or systematic partial surrender program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

       To qualify for asset rebalancing, a minimum annuity value of $25,000 for an existing Contract, or a minimum initial premium payment of $25,000 for a new Contract, is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

       There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

       We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

TELEPHONE OR FAX TRANSACTIONS

       You may make transfers, change the allocation of additional premium payments and request partial surrenders by telephone. Telephonic partial surrenders are not allowed in the following situations:

        --     for qualified Contracts (except IRAs);
        --     if you live, or if your Contract was issued, in a community property state;

        -- if the amount you want to partially surrender is greater than $50,000; or
        -- if the address of record has been changed within the past 10 days.

       Upon instructions from you, the registered representative/agent of record for your Contract may also make telephonic transfers or partial surrenders for you. If you do not want the ability to make transfers or partial surrenders by telephone, you should notify us in writing.

       You may make telephonic transfers, allocation changes or request partial surrenders by calling our toll-free number: 1-800-851-9777, Ext. 6538 (Monday-Friday 8:00 a.m.-8:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine.

       Please use the following fax numbers for the following types of transactions:

        -- To request a transfer, please fax your request to us at 727-299-1648. WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF YOU FAX YOUR TRANSFER REQUEST TO A NUMBER OTHER THAN THIS FAX NUMBER; and
        -- To request a partial surrender, please fax your request to us at 727-299-1620. WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF PARTIAL SURRENDERS IF YOU FAX YOUR PARTIAL SURRENDER REQUEST TO A NUMBER OTHER THAN THIS FAX NUMBER.

       We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.

       We cannot guarantee that telephone or fax transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.

       In addition, you should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing instructions via an automated telephone or online system is you or is authorized to act on your behalf.

       Telephone or fax orders must be received before 4:00 p.m. Eastern time to assure same-day pricing of the transaction. We may discontinue this option at any time.

THIRD PARTY INVESTMENT SERVICES

       Western Reserve or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. Such independent third parties may or may not be appointed Western Reserve agents for the sale of Contracts.

       WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF CONTRACTS. WESTERN RESERVE, THEREFORE, TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES.

       Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

5. EXPENSES

       There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period.

PARTIAL AND COMPLETE SURRENDERS

       During the accumulation period, you can surrender part or all of the cash value. We will not deduct any surrender charges. Cash value is the annuity value, less the annual Contract charge, any premium taxes and any Guaranteed Minimum Income Benefit Rider charge. Partial surrenders may be subject to tax and a penalty may apply.

MORTALITY AND EXPENSE RISK CHARGE

       We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net assets that you have invested in each subaccount. If you add the compounding/annual step-up death benefit, the mortality and expense risk charge increases to 1.40%. This charge is deducted daily from the subaccounts during the accumulation period. During the income phase, if you elect a variable annuity option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. If you annuitize under a variable annuity payment option of the Guaranteed Minimum Income Benefit Rider, we charge a guaranteed minimum payment fee, currently 1.10%, not to exceed 2.10%, in addition to the separate account annuitization charge of 1.40%.

       If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if the charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.

ADMINISTRATIVE CHARGE

       We deduct an annual administrative charge to cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that you have invested in each subaccount. This charge is deducted from the subaccounts during the accumulation period.

GUARANTEED MINIMUM INCOME BENEFIT RIDER CHARGES

       DURING ACCUMULATION PERIOD. Prior to annuitization, a rider charge, currently 0.35% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and pro rata on the termination date of the rider (including Contract surrender and upgrades of minimum annuitization value). If you choose to upgrade, the rider charge is currently 0.35%, but we reserve the right to increase the rider charge after upgrade to 0.50%. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account.

       We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, and your minimum annuitization value is $45,000, we will waive the rider charge on that rider anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5.

       DURING INCOME PHASE. If you annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, plus the separate account annuitization charge in effect at the time of annuitization, is reflected in the amount of the variable payments you receive. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%.

ADDITIONAL EARNINGS RIDER CHARGE

       If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your Contract's annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider, including Contract surrender. We do not assess this charge during the income phase.

ANNUAL CONTRACT CHARGE

       We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct this charge to cover our costs of administering the Contracts. We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary for which the charge is payable.

TRANSFER CHARGE

       You are allowed to make 12 free transfers among the subaccounts per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging and asset rebalancing transfers are considered transfers. All transfer requests made on the same day are treated as a single request. Currently, there is no charge for transfers from the fixed account. We deduct the charge to compensate us for the cost of processing the transfer.

LOAN PROCESSING FEE

       If you take a Contract loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable for all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Only certain types of qualified Contracts can take Contract loans.

PREMIUM TAXES

       Some states assess premium taxes on the premium payments you make. A premium tax is a regulatory tax that some states assess on the premium payments made into a contract. If we should have to pay any premium tax, we may deduct the tax from each premium payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:

        --     you elect to begin receiving annuity payments;
        --     you surrender the Contract;
        --     you request a partial surrender; or
        --     a death benefit is paid.

       As of the date of this prospectus, the following states assess a premium tax on all initial and subsequent premium payments.

--------------------------------------------------------------------------------------------------------
        STATE                   QUALIFIED CONTRACTS                     NONQUALIFIED CONTRACTS
--------------------------------------------------------------------------------------------------------
    South Dakota                       0.00%                                    1.25%
--------------------------------------------------------------------------------------------------------
       Wyoming                         0.00%                                    1.00%
--------------------------------------------------------------------------------------------------------

       As of the date of this prospectus, the following states assess a premium tax against the accumulation unit value if you choose an annuity payment option instead of receiving a lump sum distribution:


--------------------------------------------------------------------------------------------------------
        STATE                   QUALIFIED CONTRACTS                     NONQUALIFIED CONTRACTS
--------------------------------------------------------------------------------------------------------
     California                        0.50%                                    2.35%
--------------------------------------------------------------------------------------------------------
        Maine                          0.00%                                    2.00%
--------------------------------------------------------------------------------------------------------
       Nevada                          0.00%                                    3.50%
--------------------------------------------------------------------------------------------------------
    West Virginia                      1.00%                                    1.00%
--------------------------------------------------------------------------------------------------------

FEDERAL, STATE AND LOCAL TAXES

       We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

PORTFOLIO MANAGEMENT FEES

       The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the Annuity Contract Fee Table on page 13 of this prospectus and in the fund prospectuses.

       Our affiliate, AFSG, the principal underwriter for the Contracts, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Contracts, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

WAIVED CHARGES AND EXPENSES TO GROUPS

       We may waive the annual Contract charge for Contracts sold to large groups of full-time employees of the same employer, including directors, officers and full-time employees of Western Reserve or its affiliates, or other groups where sales to the group reduce our administrative expenses.

6. TAXES

       NOTE:   Western Reserve has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult with your own tax advisor about your own circumstances. We believe that the Contract qualifies as an annuity contract for federal income tax purposes and the following discussion assumes it so qualifies. We have included an additional discussion regarding taxes in the SAI.

ANNUITY CONTRACTS IN GENERAL

       Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Code for annuities.

       Simply stated, these rules provide that generally you will not be taxed on the earnings, if any, on the money held in your annuity Contract until you take the money out either as a partial or complete surrender, or as annuity payments, or as a death benefit. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract -- qualified or nonqualified (discussed below).

       When a non-natural person (e.g., corporations or certain other entities other than tax-qualified trusts) owns a nonqualified Contract, the Contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NONQUALIFIED CONTRACTS

       If you purchase the Contract under an individual retirement annuity, a 403(b) plan, 457 plan, or pension or profit sharing plan, your Contract is referred to as a qualified Contract.

       If you purchase the Contract as an individual and not under a qualified Contract, your Contract is referred to as a nonqualified Contract.

       Because variable annuity contracts provide tax deferral whether purchased as a qualified Contract or nonqualified Contract, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract.

       A qualified Contract may be used in connection with the following plans:

        -- INDIVIDUAL RETIREMENT ANNUITY (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the Contract. A Roth IRA also allows individuals to make contributions to the Contract, but it does not allow a deduction for contributions. Roth IRA distributions may be tax-free if an owner meets certain rules.
        -- TAX-SHELTERED ANNUITY PLAN (403(B) PLAN): A 403(b) plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the Contract on a pre-tax basis.
        -- CORPORATE PENSION, PROFIT-SHARING AND H.R. 10 PLANS: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the Contract on a pre-tax basis.
        -- DEFERRED COMPENSATION PLAN (457 PLAN): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the Contract.

       There are limits on the amount of annual contributions you can make to these plans. Other restrictions may apply. The terms of the plan may limit your rights under a qualified Contract. You should consult your legal counsel or tax advisor if you are considering purchasing a Contract for use with any retirement plan. We have provided more detailed information on these plans and the tax consequences associated with them in the SAI.

PARTIAL AND COMPLETE SURRENDERS -- NONQUALIFIED CONTRACTS

       In general, if you make a partial surrender or systematic partial surrender from your Contract, the Code treats that surrender as first coming from earnings and then from your premium payments. When you make a partial surrender you are taxed on the amount of the surrender that is earnings. When you make a complete surrender you are generally taxed on the amount that your surrender proceeds exceed your premium payments, reduced by amounts partially surrendered which were not includable in gross income. Loans, pledges and assignments are taxed in the same manner as partial and complete surrenders. Different rules apply for annuity payments.

       In the event of a partial surrender or systematic partial surrender from, or complete surrender of, a nonqualified Contract, we will withhold for tax purposes the minimum amount required by law, unless an owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld.

       The Code also provides that surrendered earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. They include any amounts:

        --     paid on or after the taxpayer reaches age 59 1/2;
        --     paid after an owner dies;
        --     paid if the taxpayer becomes totally disabled (as that term is defined in the Code);
        --     paid in a series of substantially equal payments made annually
               (or more frequently) under a lifetime annuity;
        --     paid under an immediate annuity; or
        --     which come from premium payments made prior to August 14, 1982.

MULTIPLE CONTRACTS

       All nonqualified, deferred annuity contracts entered into after October 21, 1988 that we issue (or our affiliates issue) to the same owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. You should consult a competent tax advisor before purchasing more than one Contract or other annuity contracts.

DIVERSIFICATION AND DISTRIBUTION REQUIREMENTS

       The Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Qualified and nonqualified Contracts must meet certain distribution requirements upon an owner's death in order to be treated as an annuity contract. A qualified Contract (except a Roth IRA) must also meet certain distribution requirements during an owner's life. These diversification and distribution requirements are discussed in the SAI. We may modify the Contract to attempt to maintain favorable tax treatment.

PARTIAL AND COMPLETE SURRENDERS -- QUALIFIED CONTRACTS

       The above information describing the taxation of nonqualified Contracts does not apply to qualified Contracts. There are special rules that govern qualified Contracts, including rules restricting when amounts can be paid from the Contracts and providing that a penalty tax may be assessed on amounts distributed from the Contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. We have provided more information in the SAI.

       In the case of a partial surrender, systematic partial surrender, or complete surrender distributed to a participant or beneficiary under a qualified Contract (other than a Roth IRA or a qualified Contract under Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total annuity value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero.

       The Code limits distributions of premium payments from certain 403(b) Contracts. Distributions generally can only be made when an owner:

        --     reaches age 59 1/2;
        --     leaves his/her job;
        --     dies;
        --     becomes disabled (as that term is defined in the Code); or
        --     in the case of hardship. However, in the case of hardship, an owner can only partially surrender the premium payments and not any earnings.

       Defaulted loans from Code Section 401(a) or 403(b) arrangements, and pledges and assignments of qualified Contracts generally are taxed in the same manner as surrenders from such Contracts.

TAXATION OF DEATH BENEFIT PROCEEDS

       We may distribute amounts from the Contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

        -- if distributed in a lump sum, these amounts are taxed in the same manner as a complete surrender; or
        -- if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

       For these purposes, the "investment in the contract" is not affected by an owner's or annuitant's death. That is, the "investment in the contract" remains generally the total premium payments, less amounts received which were not includable in gross income.

ANNUITY PAYMENTS

       Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified Contracts (other than a Roth IRA, as to which there are special rules), only a portion of the annuity payments you receive will be includable in your gross income.

       The excludable portion of each annuity payment you receive generally will be determined as follows:

        -- FIXED PAYMENTS -- by dividing the "investment in the contract" on the maturity date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

        -- VARIABLE PAYMENTS -- by dividing the "investment in the contract" on the maturity date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

       The remainder of each annuity payment is includable in gross income. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is includable in gross income and subject to tax as ordinary income.

       If we permit you to select more than one annuity payment option, special rules govern the allocation of the Contract's entire "investment in the contract" to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax advisor as to the potential tax effects of allocating amounts to any particular annuity payment option.

       If, after the maturity date, annuity payments stop because of an annuitant's death, the excess (if any) of the "investment in the contract" as of the maturity date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last tax return.

       It is unclear whether your annuity payments under the Guaranteed Minimum Income Benefit Rider will be treated as fixed payments or as variable payments, for federal tax purposes. You should consult a competent tax advisor with respect to this issue.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF CONTRACTS

       If you transfer your ownership or assign a Contract, designate an annuitant or other beneficiary who is not also an owner, select certain maturity dates, or change annuitants, you may trigger certain income or gift tax consequences that are beyond the scope of this discussion. If you contemplate any such transfer, assignment, selection, or change, you should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

SEPARATE ACCOUNT CHARGES

       It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits are deemed to be taxable distributions to you. For example, the Internal Revenue Service may treat fees associated with the Additional Earnings Rider as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the Contract should be treated as a taxable withdrawal, you should consult with your tax advisor prior to selecting any optional benefit under the Contract.

POSSIBLE TAX LAW CHANGES

       Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Contract.

       We have the right to modify the Contact to meet the requirements of any applicable federal or state laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend that the above discussion be construed as tax advice.

7. ACCESS TO YOUR MONEY

PARTIAL AND COMPLETE SURRENDERS

       During the accumulation period, you can have access to the money in your Contract in several ways:

        --     by making either a partial or complete surrender; or
        --     by taking annuity payments.

       If you want to surrender your Contract completely, you will receive the cash value, which equals the annuity value of your Contract, minus:

        --     any premium taxes;
        --     any loans;
        --     the annual Contract charge; and
        --     the pro rata Guaranteed Minimum Income Benefit Rider and
               Additional Earnings Rider charges, if applicable.

       The cash value will be determined at the accumulation unit value next determined as the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for surrender at our administrative office, unless you specify a later date in your request.

       No partial surrender is permitted if it would reduce the cash value below $25,000. You may not make partial surrenders from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial surrender from each of the investment choices in proportion to the annuity value.

       Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

       Remember that any partial surrender you take will reduce the annuity value. Under some circumstances, a partial surrender will reduce the death benefit (and the minimum annuitization value if you selected the Guaranteed Minimum Income Benefit Rider) by more than the dollar amount of the partial surrender. See Section 9, Death Benefit, and the SAI for more details.

       Income taxes, federal tax penalties and certain restrictions may apply to any partial or complete surrender you make.

       We must receive a properly completed surrender request which must contain your original signature. If you live in a community property state, your spouse must also sign the surrender request. We will accept fax or telephone requests for partial surrenders as long as the surrender proceeds are being sent to the address of record. The maximum surrender amount you may request by fax or telephone is $50,000.

       When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery ($30 for Saturday delivery).

       For your protection, we will require a signature guarantee for:

        --     all requests for partial or complete surrenders over $500,000;
        --     where the partial or complete surrender proceeds will be sent to an address other than the address of record; or
        --     any request for partial or complete surrender within 30 days of an address change.

       All signature guarantees must be made by:

        --     a national or state bank;
        --     a member firm of a national stock exchange; or
        --     any institution that is an eligible guarantor under SEC rules and regulations.

       Notarization is not an acceptable form of signature guarantee.

       If the Contract's owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any surrender. Other restrictions will apply to Section 403(b) qualified Contracts and Texas Optional Retirement Program Contracts. For more information, call us at 1-800-851-9777, Ext. 6538 (Monday-Friday 8:00 a.m.-8:00 p.m. Eastern Time).

DELAY OF PAYMENT AND TRANSFERS

       Payment of any amount due from the separate account for a partial or complete surrender, a death benefit, loans, or on the death of an owner of a nonqualified Contract, will generally occur within seven days from the date all required information is received by us. We may be permitted to defer such payment from the separate account if:

        --     the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or
        --     an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
        --     the SEC permits a delay for the protection of owners.

       In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

       Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial or complete surrenders, death benefits and loan amounts from the fixed account for up to six months.

       If mandated under applicable law, we may be required to reject a premium payment and/or block a Contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.

SYSTEMATIC PARTIAL SURRENDERS

       You can elect to receive regular payments from your Contract by using systematic partial surrenders. Unless you specify otherwise, we will deduct systematic partial surrender amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial surrender. Payments are made monthly, quarterly, semi-annually or annually, in equal payments of at least $200 ($50 if by direct deposit). Your initial premium payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $25,000. We will not process a systematic partial surrender if the annuity value for the entire Contract would be reduced below $25,000. No systematic partial surrenders are permitted from the fixed account without our prior consent.

       There is no charge for taking systematic partial surrenders. You may stop systematic partial surrenders at any time, but we must receive written notice at our administrative office at least 30 days prior to the date systematic partial surrenders are to be discontinued. We reserve the right to discontinue offering systematic partial surrenders 30 days after we send you written notice.

       YOU CAN TAKE SYSTEMATIC PARTIAL SURRENDERS DURING THE ACCUMULATION PERIOD ONLY. ON THE MATURITY DATE, YOU MUST ANNUITIZE THE CONTRACT AND SYSTEMATIC PARTIAL SURRENDER PAYMENTS MUST STOP.

       Income taxes, federal tax penalties and other restrictions may apply to any systematic partial surrender you receive.

CONTRACT LOANS FOR CERTAIN QUALIFIED CONTRACTS

       You can take Contract loans during the accumulation period when the Contract has been in force for at least 10 days and:

        --     is used in connection with a tax-sheltered annuity plan under
               Section 403(b) of the Code (limit of one Contract loan per Contract year); or
        -- is purchased by a pension, profit-sharing, or other similar plan qualified under Section 401(a) of the Code (including Section 401(k) plans -- please contact your plan administrator).

       The maximum amount you may borrow against the Contract is the lesser of:

        --     50% of the annuity value; or
        --     $50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the Contract is the lesser of 80% of the annuity value or $10,000.

       The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employment Retirement Income Security Act of 1974 ("ERISA"). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor's regulations governing plan loans. Accordingly, you should consult a competent tax advisor before requesting a Contract loan.

       The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all Contract loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

       On each Contract anniversary we will compare the amount of the Contract loan to the amount in the loan reserve. If all Contract loans and unpaid interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Contract loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current premium payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

       If all Contract loans and unpaid interest due on the loan exceeds the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan amount no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the Contract will terminate without value.

       You can repay any Contract loan in full:

        --     while the Contract is in force; and
        --     during the accumulation period.

       NOTE CAREFULLY: If you do not repay your Contract loan, we will subtract the amount of the unpaid loan plus interest from:

        --     the amount of any death benefit proceeds; or
        --     the amount we pay upon a partial or complete surrender; or
        --     the amount we apply on the maturity date to provide annuity payments; or
        --     the minimum annuitization value if you selected the Guaranteed
               Minimum Income Benefit Rider and elect to annuitize under the rider.

       You must pay interest on the loan at the rate of 6% per year. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:

        --     in level quarterly or monthly payments over a 5-year period; or
        --     over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

       An extended repayment period cannot go beyond the year you turn 70 1/2.

       If:

        -- a repayment is not received within 31 days from the original due date;

       Then:

        -- a distribution of all Contract loans and unpaid accrued interest, and any applicable charges, will take place.

       This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Contract to not qualify under Section 401(a) or 403(b) of the Code.

       You may fax your loan request to us at 727-299-1620.

       The loan date is the date we process the loan request. We charge a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of Contract loans to one per Contract year.

       Contract loans may not be available in all states.

8. PERFORMANCE

       We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of performance.

       First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense risk charge, the administrative charge and the annual Contract charge. Charges for the optional Guaranteed Minimum Income Benefit Rider and Additional Earnings Rider are not deducted. These figures are based on the actual historical performance of the subaccounts investing in the underlying portfolios since their inception, adjusted to reflect current Contract charges.

       Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

       Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception date of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

       Fourth, we may include in our advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

       The Series Fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the Series Fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the "Similar Sub-Adviser Funds." None of the fees and charges under the Contract has been deducted from the performance data of the Similar Sub-Adviser Funds. If Contract fees and charges were deducted, the investment returns would be lower. The Similar Sub-Adviser Funds are not available for investment under the Contract.

       Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

9. DEATH BENEFIT

PAYMENTS ON DEATH

       We will pay death benefit proceeds to your beneficiary(ies), under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period (that is before the maturity date). A beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option; to continue the Contract in the accumulation period for a specified number of years; or to receive a lump sum payment. Death benefit provisions may differ from state to state.

       If a beneficiary does not choose one of these options, then the default option for nonqualified Contracts is complete distribution of the beneficiary's interest within 5 years of an owner's death, and the default option for qualified Contracts is payout over a beneficiary's life expectancy. Please see Alternate Payment Elections Before the Maturity Date on page 54 for details.

       An additional death benefit may be payable if the Additional Earnings Rider was purchased and is in effect at the time the death benefit proceeds become payable. See Additional Earnings Rider on page 55 for details.

       BEFORE THE MATURITY DATE. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:

----------------------------------------------------------------------------------
  PERSON WHO DIES BEFORE MATURITY DATE                    BENEFIT
----------------------------------------------------------------------------------
 If an owner and the annuitant ARE the    Then, we pay the death benefit proceeds
 same person and that person dies:        to the beneficiaries, if
                                          alive,(1)(2)(3)(4)(5) and, in some
                                          cases, reset the death benefit.(4) If
                                          the surviving spouse is the joint owner
                                          and the Contract continues (or if the
                                          surviving spouse is sole beneficiary and
                                          elects to continue the Contract), then
                                          the annuity value is adjusted to equal
                                          the death benefit proceeds and the death
                                          benefit is reset.(3)
----------------------------------------------------------------------------------
 If the surviving spouse who continued    Then, we pay the death benefit proceeds
 the Contract dies:                       to the beneficiaries, if
                                          alive,(1)(2)(3)(4)(5) otherwise to the
                                          estate of the surviving spouse.
----------------------------------------------------------------------------------
 If an owner and an annuitant ARE NOT     Then, an owner becomes the annuitant and
 the same person, and an annuitant dies   the Contract continues. In the event of
 first:                                   joint owners, the younger joint owner
                                          will automatically become the new
                                          annuitant and the Contract will
                                          continue.
----------------------------------------------------------------------------------
 If an owner and an annuitant ARE NOT     Then, we pay the cash value to the
 the same person, and an owner dies       beneficiary(1)(5)(7)(8), or if the sole
 first:                                   beneficiary is the surviving spouse, the
                                          Contract continues.(6) In the event of
                                          joint owners, the surviving joint owner
                                          becomes the sole owner and the Contract
                                          will continue. If the Contract
                                          continues, we will not adjust the
                                          annuity value to equal the death benefit
                                          proceeds.(6)
----------------------------------------------------------------------------------

(1) The Code requires that payment to the beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.
(2) If neither the surviving spouse nor any beneficiary is alive on the death report day, then the death benefit proceeds are paid to an owner's estate. If the sole beneficiary was living on an owner's date of death, but died before the death report day, the death benefit is paid to an owner's estate, not to the beneficiary's estate.
(3) If the sole beneficiary is the deceased owner/annuitant's surviving spouse, the surviving spouse may elect to continue the Contract in force as the new owner and annuitant. Likewise, if the joint owner is the deceased owner's surviving spouse, the Contract will continue in force with the surviving spouse as the new owner and annuitant. In either case, we will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We also will reset the age used in the death benefit provisions under the continuing Contract as of the death report day so that the death benefit is based on the age of the surviving spouse. Consequently, the phrase "the annuitant's 80th birthday" will refer to the age of the surviving spouse. If the surviving spouse is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner.
(4) If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant or over a period that does not exceed such beneficiary's life expectancy (the "distribution period"), then the Contract will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit if such beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. The Contract will terminate at the end of the distribution period.
(5) If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(6) If the sole beneficiary is alive and is the deceased owner's surviving spouse at the time of the deceased owner's death, then the Contract will continue with the spouse as the new owner.
(7) If any beneficiary is alive, but is not the deceased owner's spouse at the time of the deceased owner's death, then the beneficiary must receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.
(8) If no beneficiary is alive, the owner's estate will become the new owner and the cash value must be distributed within 5 years of the deceased owner's death.

       The death benefit proceeds are reduced by any outstanding Contract loans and premium taxes due.

       Different rules apply if an owner or beneficiary is not a natural person. Please consult the SAI, your Contract or your agent for more details.

       AFTER THE MATURITY DATE. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See Fixed Annuity Payment Options and Variable Annuity Payment Options on page 20. Not all payment options provide for a death benefit.

       If an annuitant dies on or after the start of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant's death.

STANDARD DEATH BENEFIT (OPTION A)

       Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum, as substantially equal payments while the Contract continues in the accumulation period for a specified number of years, or as annuity payments but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

       If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greater of:

        --     the annuity value of your Contract on the death report day; or
        --     the total premium payments you make to the Contract as of the death report day, reduced by partial surrenders.

       The standard death benefit proceeds are not payable after the maturity date.

COMPOUNDING/ANNUAL STEP-UP DEATH BENEFIT (OPTIONS B AND C)

       On the Contract application, you may add either the annual compounding death benefit or annual step-up death benefit for an additional charge. These options are not available to annuitants age 75 or older on the Contract date. These death benefit options are only payable during the accumulation period and are not payable after the maturity date. You may not select either of these options after the Contract has been issued.

       ANNUAL COMPOUNDING DEATH BENEFIT. During the accumulation period, this option provides the greater of:

        --     the standard death benefit; or
        --     the total premium payments, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant's 81st birthday.

       ANNUAL STEP-UP DEATH BENEFIT. During the accumulation period, this option provides the greater of:

        --     the standard death benefit; or
        --     the highest annuity value on any Contract anniversary before the annuitant's 81st birthday, increased for any premium payments you have made and decreased for the adjusted partial surrenders we have paid to you, following the Contract anniversary on which the highest annuity value occurs.

       If you select either of these options, then the mortality and expense risk charge will increase to 1.40%.

EFFECT OF ADJUSTED PARTIAL SURRENDER ON CERTAIN DEATH BENEFITS

       When you request a partial surrender, we will reduce the compounding/annual step-up death benefit, if selected, by an "adjusted partial surrender." Adjusted partial surrenders will reduce the compounding and/or annual step-up death benefit, if selected.

       A partial surrender will reduce the compounding death benefit and the annual step-up death benefit by the amount of the partial surrender times the ratio of:

        --     the amount of the compounding and/or annual step-up death benefit immediately before the partial surrender, to
        --     the annuity value immediately before the partial surrender.

       We have also included a more detailed explanation of this adjustment in the SAI.

       If the compounding and/or annual step-up death benefit is greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the compounding and/or annual step-up death benefit is less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

ADDITIONAL BENEFITS WITH SPOUSAL CONTINUATION

       If an owner who is the annuitant dies before the maturity date, and the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.

ADDITIONAL DEATH BENEFIT ON BENEFICIARY'S DEATH

       If an owner who is the annuitant dies before the maturity date, and if the deceased owner's spouse is not named as the joint owner or as the sole beneficiary who elects to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary's life expectancy (the "distribution period"). We will pay a death benefit if the beneficiary dies during the distribution period, and we will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

ALTERNATE PAYMENT ELECTIONS BEFORE THE MATURITY DATE

       If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this Contract at the end of the distribution period:

       1.   within 5 years of the date of an owner's death;
       2. over the beneficiary's lifetime, with payments beginning within one year of the deceased owner's death; or
       3. over a specific number of years, not to exceed the beneficiary's life expectancy, with payments beginning within one year of an owner's death.

       Different rules may apply if the Contract is an IRA.

       To determine payments, we may use the "account-based" method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary's current life expectancy, with payments beginning within one year of the deceased owner's death.

       Multiple beneficiaries may choose individually among any of these options.

       If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will "reset" the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, the phrase "the annuitant's 80th birthday" will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

       If a beneficiary chooses 1 or 3 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary's proportionate share of the death benefit proceeds becomes the new annuity value. Any payments made to a beneficiary under option 3 will be treated as adjusted partial surrenders. See Effect of Adjusted Partial Surrender on Certain Death Benefits above. If a beneficiary chooses 2 above, the Contract remains in effect, but moves into the income phase with that beneficiary receiving payments under a life annuity payment option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.

       These Alternate Payment Elections do not apply if the sole beneficiary is the surviving spouse of the deceased owner and the surviving spouse continues the Contract. These Alternate Payment Elections do apply when we pay the cash value to the beneficiary on the death of an owner who is not the annuitant. When an owner who is not the annuitant dies, we do not increase the annuity value to equal the death benefit proceeds.

ADDITIONAL EARNINGS RIDER

       The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an owner who is the annuitant dies and death benefit proceeds are paid under your Contract. When you buy this rider, you should name each owner as an annuitant.

       We will pay the Additional Earnings Rider Amount under this rider only if:

        --     the rider is in force at the time of death;
        --     death benefit proceeds are payable under the Contract; and
        --     there are rider earnings when the death benefit proceeds are calculated.

       You may elect the rider when we issue the Contract, or on any Monthiversary during the accumulation period before you reach age 75. The date you add the rider to the Contract is the rider date.

       ADDITIONAL EARNINGS RIDER AMOUNT. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:

        -- the rider earnings on the date we calculate the death benefit proceeds (the death report day); or
        -- the rider earnings limit (shown on your rider) multiplied by the rider base on the death report day.

       The maximum we will pay under this rider is $1 million.

Rider earnings equal:

        --    the death benefit proceeds payable under the Contract; minus
        --    the rider base, which is:
             -- the annuity value of the Contract on the rider date (or the death benefit proceeds on the rider date, if greater); plus

             --    the premium payments made after the rider date; less
             --    the amount of each partial surrender made after the rider
                   date, multiplied by the ratio of the rider base to the annuity value immediately before the partial surrender.

       EXAMPLE: On May 1, 2002, a person aged 60 purchases a Contract with the Additional Earnings Rider for a $40,000 premium payment (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.

       At the time of an owner's death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000) from the death benefit proceeds to get the rider earnings ($75,000-$40,000=$35,000).

       Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the LESSER of a), b), or c):

       a) The rider earnings ($35,000) multiplied by the additional earnings factor (40%)=$14,000;

       b) The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%)=$40,000; or

       c) The maximum benefit under the rider=$1,000,000.

       The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider), under these circumstances, is $14,000. The total death benefit (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) under these circumstances is $89,000 ($75,000+$14,000).

       For additional examples, see the SAI.

       We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If you purchased your Contract as part of a 1035 exchange or if you added the rider after you purchased the Contract, rider earnings do not include any gains before the rider is added to your Contract. As with all insurance, you may not realize a benefit from the purchase of this rider.

       The additional earnings factors are as follows:

    OWNER/ANNUITANT'S AGE
      ON THE RIDER DATE                        PERCENT
             0-65                                40%
            66-67                                35%
            68-69                                30%
            70-75                                25%

       For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the Contract and the Additional Earnings Rider Amount will be considered.

       See the SAI for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a partial surrender on the Additional Earnings Rider Amount.

       CONTINUATION. If an owner who is the annuitant dies during the accumulation period and the deceased owner's spouse continues or elects to continue the Contract, and the annuity value is adjusted to equal the death benefit proceeds, the deceased owner's spouse will have the following options:

        -- terminate the Additional Earnings Rider and receive a one-time annuity value increase equal to the Additional Earnings Rider Amount. All future surrender charges on this amount, if any, will be waived; or
        -- continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the Contract. Because we have not issued a new rider, but simply continued the rider purchased by the deceased owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.

       ALTERNATE ELECTION. If an owner who is an annuitant dies during the accumulation period and one or more of the beneficiaries elects to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that beneficiary will have the following options (see Alternate Payment Elections Before the Maturity Date on page 54):

        -- terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All future surrender charges on this amount, if any, will be waived; or

        -- continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the beneficiary and the Contract will terminate. This amount will be calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate payment elections are likely to reduce significantly the value of this rider during this period.

       See Alternate Payment Election Options Before the Maturity Date on page
54.

       RIDER FEE. There is an annual charge during the accumulation period of 0.35% of your Contract's annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each subaccount and the fixed account in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.

       TERMINATION. The rider will remain in effect until:

        --     we receive your written cancellation notice at our administrative office;
        --     you annuitize or surrender the Contract; or
        --     the Additional Earnings Rider Amount is paid or added to the annuity value under a continuation.

       Once you terminate the rider, you may re-select it during the accumulation period, if we are still offering the rider; however, a new rider will be issued and the Additional Earnings

Rider Amount will be redetermined. Please note that if you terminate the rider and then re-select it, the rider will only cover gains, if any, since it was re-selected, and the terms and charges of the new rider may be differ from those of the terminated rider.

       It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable distribution, you should consult your tax advisor before selecting this rider under the Contract.

       The Additional Earnings Rider may vary by state and may not be available in all states.

10. OTHER INFORMATION

OWNERSHIP

       You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary's consent). You can change an owner at any time by notifying us in writing at our administrative office. An ownership change may be a taxable event. Joint owners may be named provided they are husband and wife. Joint ownership is not available in all states.

ANNUITANT

       The annuitant is the person named in the application to receive annuity payments. If no person is named, an owner will be the annuitant. As of the maturity date, and upon our agreement, an owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a joint-annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

BENEFICIARY

       A beneficiary is the person who receives the death benefit proceeds when an owner who is also the annuitant dies. If an owner who is not the annuitant dies before the annuitant and the beneficiary is not an owner's spouse, the beneficiary will receive the cash value. You may change the beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our administrative office and, if accepted, will be effective as of the date on which the request was signed by an owner. Prior to the maturity date, if an owner who is the annuitant dies, and no beneficiary is alive on the death report day, an owner's estate will be the beneficiary. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

ASSIGNMENT

       You can also assign the Contract any time before the maturity date. We will not be bound by the assignment until we receive written notice of the assignment at our administrative office. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract, and such assignments may be subject to tax penalties and taxed as distributions under the Code.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

       Western Reserve was incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company which is wholly-owned indirectly by AEGON USA, Inc. ("AEGON USA"), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York.

THE SEPARATE ACCOUNT

       Western Reserve established a separate account, called the WRL Series Annuity Account, under the laws of the State of Ohio on April 12, 1988. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Currently, there are 43 subaccounts offered through this Contract. Western Reserve may add, delete or substitute subaccounts or investments held by the subaccounts, and reserves the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.

       The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the separate account or Western Reserve.

       The assets of the separate account are held in Western Reserve's name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

       Information about the separate account can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.

EXCHANGES

       You can generally exchange one annuity contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old contract, and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax, and penalty tax, on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

VOTING RIGHTS

       Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio. More information on voting rights is provided in the SAI.

DISTRIBUTION OF THE CONTRACTS

       AFSG, an affiliate of Western Reserve, is the principal underwriter of the Contracts. Like Western Reserve, it is an indirect wholly-owned subsidiary of AEGON USA. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. (the "NASD"). More information about AFSG is available at www.nasdr.com or by calling 1-800-289-9999.

       AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Fund shares held for the Contracts as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Fund held for the Contracts as compensation for providing certain recordkeeping services.

       The Contracts are offered to the public through broker/dealers licensed under the federal securities laws and state insurance laws and who have entered into written sales agreements with AFSG, including InterSecurities, Inc., World Group Securities, Inc., Transamerica Capital, Inc. and Transamerica Financial Advisors, Inc., all affiliates of Western Reserve. We will generally pay broker/dealers first year sales commissions in an amount up to 1.25% of premium payments. In addition, broker/dealers may receive commissions on an ongoing basis of up to 1.25% of the annuity value in each Contract year, starting at the end of the first quarter of the second Contract year, provided the Contract has an annuity value of $25,000 or more in the subaccounts. In addition, broker/dealers may receive bonuses based on production and persistency. These ongoing commissions are not deducted from premium payments. Certain production, persistency and managerial bonuses may also be paid. Subject to applicable federal and state laws and regulations, Western Reserve may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker/dealers for their sale of the Contracts.

       To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

       We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on sales of the Contracts, including other sales incentives, are not directly charged to Contract owners or the separate account.

       We offer the Contracts on a continuous basis. We anticipate continuing the offering of the Contracts. However, we reserve the right to discontinue the offering at any time.

NON-PARTICIPATING CONTRACT

       The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

VARIATIONS IN CONTRACT PROVISIONS

       Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

       The fixed account is not available in all states. Residents of Washington, Oregon, New Jersey and Massachusetts may not direct or transfer any money to the fixed account.

IMSA

       We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at: 202-624-2121.

LEGAL PROCEEDINGS

       Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement or on Western Reserve's ability to meet its obligations under the Contract.

FINANCIAL STATEMENTS

       The financial statements of Western Reserve and the separate account are included in the SAI.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                    Definitions of Special Terms
                    The Contract -- General Provisions
                    Certain Federal Income Tax Consequences
                    Investment Experience
                    Historical Performance Data
                    Published Ratings
                    Administration
                    Records and Reports
                    Distribution of the Contracts
                    Other Products
                    Custody of Assets
                    Legal Matters
                    Independent Auditors
                    Other Information
                    Financial Statements

Inquiries and requests for an SAI should be directed to:

                    Western Reserve Life
                    Administrative Office
                    Attention: Annuity Department
                    P. O. Box 9051
                    Clearwater, Florida 33758-9051
                    1-800-851-9777
                    (Monday-Friday 8:00 a.m.-8:00 p.m. Eastern Time)

APPENDIX A

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       The accumulation unit values ("AUV") and the number of accumulation units ("AU") outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding as follows:

 -- Three variable annuity contracts issued by Western Reserve with subaccount classes that deduct a 1.65% separate account annual expense; and
 -- Two variable annuity contract issued by Western Reserve with subaccount classes that deduct a 1.80% separate account annual expense.

SUBACCOUNTS WITH SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.65%:

-------------------------------------------------------------------------------------------------------
                               WRL TRANSAMERICA MONEY MARKET SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.046             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.046          $10.504           229,542
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.504          $10.743           718,980
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                       WRL AEGON BOND SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $ 9.979             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $ 9.979          $10.902            22,430
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.902          $11.590           238,484
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                      WRL JANUS GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.870              2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.870          $ 7.609            805,120
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 7.609          $ 5.373          1,339,819
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    WRL JANUS GLOBAL SUBACCOUNT(2)
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $11.387             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $11.387          $ 9.250           376,015
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 9.250          $ 7.020           296,873
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                              WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.316             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.316          $ 9.781           169,690
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 9.781          $ 9.411           276,203
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                               WRL VAN KAMPEN EMERGING GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $12.108             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $12.108          $10.507           399,932
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.507          $ 6.901           640,021
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $11.705             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $11.705          $ 7.918           273,591
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 7.918          $ 6.507           382,856
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                   WRL AEGON BALANCED SUBACCOUNT(3)
                               [MERGED WITH TRANSAMERICA VALUE BALANCED]
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.001            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.001          $10.427           28,827
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.427          $ 9.956           62,872
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                               WRL FEDERATED GROWTH & INCOME SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.074             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.074          $12.820            23,516
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $12.820          $14.590           254,830
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                              WRL TRANSAMERICA VALUE BALANCED SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $ 9.907             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $ 9.907          $11.440            21,737
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $11.440          $11.527           146,750
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                   WRL C.A.S.E. GROWTH SUBACCOUNT(4)
                             [MERGED WITH GREAT COMPANIES -- AMERICA(SM)]
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.053            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.053          $ 7.852           17,686
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 7.852          $ 5.431           43,614
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                 WRL PBHG/NWQ VALUE SELECT SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.421             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.421          $11.826            12,417
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $11.826          $11.423           113,496
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             WRL AMERICAN CENTURY INTERNATIONAL SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $11.124            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $11.124          $ 9.316           29,298
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 9.316          $ 7.015           70,637
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                     WRL GE U.S. EQUITY SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.424             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.424          $10.189            86,240
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.189          $ 9.132           159,666
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                   WRL THIRD AVENUE VALUE SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.660             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.660          $14.226            38,952
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $14.226          $14.857           142,077
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             WRL CLARION REAL ESTATE SECURITIES SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.398             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.398          $13.278             9,648
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $13.278          $14.505            38,072
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                  WRL GOLDMAN SACHS GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.731             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.731          $ 9.724            28,596
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 9.724          $ 8.216            76,359
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                      WRL MUNDER NET50 SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.891             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.891          $10.701             8,950
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.701          $ 7.850            25,645
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             WRL T. ROWE PRICE DIVIDEND GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $ 9.872             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $ 9.872          $10.686            24,303
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.686          $10.073           146,253
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                WRL T. ROWE PRICE SMALL CAP SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $11.398            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $11.398          $10.280           40,359
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.280          $ 9.129           79,312
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    WRL SALOMON ALL CAP SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.459             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.459          $12.189            92,443
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $12.189          $12.240           303,708
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                  WRL PBHG MID CAP GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $12.092             2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $12.092          $10.198           175,266
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.198          $ 6.427           245,469
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    WRL DREYFUS MID CAP SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.510            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.510          $11.692           25,081
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $11.692          $11.047           48,400
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                              WRL VALUE LINE AGGRESSIVE GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 5/01/2000(1) - 12/31/2000                           $10.000           $8.930            12,812
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 8.930           $7.869            17,981
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             WRL GREAT COMPANIES -- AMERICA(SM) SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 5/01/2000(1) - 12/31/2000                           $10.000          $11.254            269,727
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $11.254          $ 9.720          1,557,517
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                           WRL GREAT COMPANIES -- TECHNOLOGY(SM) SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 5/01/2000(1) - 12/31/2000                           $10.000           $6.665             43,286
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 6.665           $4.134            405,484
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                              WRL GREAT COMPANIES -- GLOBAL(2) SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 9/01/2000(1) - 12/31/2000                           $10.000           $8.493             19,454
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 8.493           $6.948            158,488
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                 WRL GABELLI GLOBAL GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 9/01/2000(1) - 12/31/2000                           $10.000           $9.050             30,540
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 9.050           $8.002            240,754
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                  WRL LKCM CAPITAL GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 12/01/2000(1) - 12/31/2000                          $10.000          $11.175             13,250
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $11.175          $ 6.705             47,215
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                  VIP GROWTH OPPORTUNITIES SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 5/01/2000(1) - 12/31/2000                           $10.000          $ 8.521             15,086
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 8.521          $ 7.154             40,077
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                     VIP CONTRAFUND(R) SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 5/01/2000(1) - 12/31/2000                           $10.000          $ 9.337             43,831
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 9.337          $ 8.039             75,791
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                     VIP EQUITY-INCOME SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.65%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 5/01/2000(1) - 12/31/2000                           $10.000          $10.935             10,866
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.935          $10.194            120,903
-------------------------------------------------------------------------------------------------------

SUBACCOUNTS WITH SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.80%:

-------------------------------------------------------------------------------------------------------
                               WRL TRANSAMERICA MONEY MARKET SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.046              2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.046          $10.511             53,170
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.511          $10.735             50,611
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                       WRL AEGON BOND SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $ 9.979              2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $ 9.979          $10.910              2,975
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.910          $11.580              3,052
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                      WRL JANUS GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.870              2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.870          $ 7.615            110,958
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 7.615          $ 5.369            112,308
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    WRL JANUS GLOBAL SUBACCOUNT(2)
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $11.387              2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $11.387          $ 9.257             43,471
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 9.257          $ 7.014             33,915
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                              WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.316              2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.316          $ 9.788             21,038
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 9.788          $ 9.403             18,699
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                               WRL VAN KAMPEN EMERGING GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $12.108              2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $12.108          $10.514             76,808
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.514          $ 6.895             71,139
-------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                            WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-----------------------------------------------------------------------------------------------
                                              AUV AT                         NUMBER OF AU
                                           BEGINNING OF       AUV AT        OUTSTANDING AT
                                              PERIOD       END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                  $10.000          $11.705            2,500
-----------------------------------------------------------------------------------------------
 12/31/2000                                  $11.705          $ 7.924           50,394
-----------------------------------------------------------------------------------------------
 12/31/2001                                  $ 7.924          $ 6.502           47,228
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                               WRL AEGON BALANCED SUBACCOUNT(3)
                           [MERGED WITH TRANSAMERICA VALUE BALANCED]
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-----------------------------------------------------------------------------------------------
                                              AUV AT                         NUMBER OF AU
                                           BEGINNING OF       AUV AT        OUTSTANDING AT
                                              PERIOD       END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                  $10.000          $10.001           2,500
-----------------------------------------------------------------------------------------------
 12/31/2000                                  $10.001          $10.435           8,236
-----------------------------------------------------------------------------------------------
 12/31/2001                                  $10.435          $ 9.948           6,929
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                           WRL FEDERATED GROWTH & INCOME SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-----------------------------------------------------------------------------------------------
                                              AUV AT                         NUMBER OF AU
                                           BEGINNING OF       AUV AT        OUTSTANDING AT
                                              PERIOD       END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                  $10.000          $10.074           2,500
-----------------------------------------------------------------------------------------------
 12/31/2000                                  $10.074          $12.829           3,289
-----------------------------------------------------------------------------------------------
 12/31/2001                                  $12.829          $14.578           3,120
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                          WRL TRANSAMERICA VALUE BALANCED SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-----------------------------------------------------------------------------------------------
                                              AUV AT                         NUMBER OF AU
                                           BEGINNING OF       AUV AT        OUTSTANDING AT
                                              PERIOD       END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                  $10.000          $ 9.907           2,500
-----------------------------------------------------------------------------------------------
 12/31/2000                                  $ 9.907          $11.448           3,348
-----------------------------------------------------------------------------------------------
 12/31/2001                                  $11.448          $11.520           2,087
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                               WRL C.A.S.E. GROWTH SUBACCOUNT(4)
                         [MERGED WITH GREAT COMPANIES -- AMERICA(SM)]
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-----------------------------------------------------------------------------------------------
                                              AUV AT                         NUMBER OF AU
                                           BEGINNING OF       AUV AT        OUTSTANDING AT
                                              PERIOD       END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                  $10.000          $10.053           2,500
-----------------------------------------------------------------------------------------------
 12/31/2000                                  $10.053          $ 7,858           7,211
-----------------------------------------------------------------------------------------------
 12/31/2001                                  $ 7.858          $ 5.426           8,332
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                 WRL PBHG/NWQ VALUE SELECT SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.421            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.421          $11.835            7,074
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $11.835          $11.414            6,048
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             WRL AMERICAN CENTURY INTERNATIONAL SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $11.124            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $11.124          $ 9.323           16,940
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 9.323          $ 7.010           21,439
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                     WRL GE U.S. EQUITY SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.424            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.424          $10.196           34,608
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.196          $ 9.125           64,032
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                   WRL THIRD AVENUE VALUE SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.660            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.660          $14.237            5,147
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $14.237          $14.845            7,264
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             WRL CLARION REAL ESTATE SECURITIES SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.398            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.398          $13.288            9,873
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $13.288          $14.494           10,890
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                  WRL GOLDMAN SACHS GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.731            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.731          $ 9.731           10,055
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $ 9.731          $ 8.210           10,767
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                      WRL MUNDER NET50 SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.891            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.891          $10.709            7,032
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.709          $ 7.844            7,774
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                             WRL T. ROWE PRICE DIVIDEND GROWTH SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $ 9.872            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $ 9.872          $10.693            3,708
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.693          $10.065            4,598
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                WRL T. ROWE PRICE SMALL CAP SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $11.398            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $11.398          $10.287            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.287          $ 9.122            2,688
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                    WRL SALOMON ALL CAP SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                          $10.000          $10.459            2,500
-------------------------------------------------------------------------------------------------------
 12/31/2000                                          $10.459          $12.198           28,958
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $12.198          $12.230           32,735
-------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                              WRL PBHG MID CAP GROWTH SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-----------------------------------------------------------------------------------------------
                                              AUV AT                         NUMBER OF AU
                                           BEGINNING OF       AUV AT        OUTSTANDING AT
                                              PERIOD       END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                  $10.000          $12.092           2,500
-----------------------------------------------------------------------------------------------
 12/31/2000                                  $12.092          $10.205          34,736
-----------------------------------------------------------------------------------------------
 12/31/2001                                  $10.205          $ 6.422          41,104
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                WRL DREYFUS MID CAP SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-----------------------------------------------------------------------------------------------
                                              AUV AT                         NUMBER OF AU
                                           BEGINNING OF       AUV AT        OUTSTANDING AT
                                              PERIOD       END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------
 11/29/1999(1) - 12/31/1999                  $10.000          $10.510           2,500
-----------------------------------------------------------------------------------------------
 12/31/2000                                  $10.510          $11.700           3,006
-----------------------------------------------------------------------------------------------
 12/31/2001                                  $11.700          $11.038           3,067
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                          WRL VALUE LINE AGGRESSIVE GROWTH SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-----------------------------------------------------------------------------------------------
                                              AUV AT                         NUMBER OF AU
                                           BEGINNING OF       AUV AT        OUTSTANDING AT
                                              PERIOD       END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------
 5/01/2000(1) - 12/31/2000                   $10.000          $ 8.921           3,071
-----------------------------------------------------------------------------------------------
 12/31/2001                                  $ 8.921          $ 7.850           8,678
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                         WRL GREAT COMPANIES -- AMERICA(SM) SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
------------------------------------------------------------------------------------------------
                                              AUV AT                          NUMBER OF AU
                                           BEGINNING OF        AUV AT        OUTSTANDING AT
                                              PERIOD        END OF PERIOD    END OF PERIOD
------------------------------------------------------------------------------------------------
 5/01/2000(1) - 12/31/2000                    $10.000          $11.243           36,895
------------------------------------------------------------------------------------------------
 12/31/2001                                   $11.243          $ 9.695           33,268
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                        WRL GREAT COMPANIES -- TECHNOLOGY(SM) SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
------------------------------------------------------------------------------------------------
                                              AUV AT                          NUMBER OF AU
                                           BEGINNING OF        AUV AT        OUTSTANDING AT
                                              PERIOD        END OF PERIOD    END OF PERIOD
------------------------------------------------------------------------------------------------
 5/01/2000(1) - 12/31/2000                    $10.000          $6.659            19,807
------------------------------------------------------------------------------------------------
 12/31/2001                                   $ 6.659          $4.123            27,506
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                          WRL GREAT COMPANIES -- GLOBAL(2) SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
------------------------------------------------------------------------------------------------
                                              AUV AT                          NUMBER OF AU
                                           BEGINNING OF        AUV AT        OUTSTANDING AT
                                              PERIOD        END OF PERIOD    END OF PERIOD
------------------------------------------------------------------------------------------------
 9/01/2000(1) - 12/31/2000                    $10.000          $8.489            2,500
------------------------------------------------------------------------------------------------
 12/31/2001                                   $ 8.489          $6.934            2,500
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                              WRL GABELLI GLOBAL GROWTH SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
------------------------------------------------------------------------------------------------
                                              AUV AT                          NUMBER OF AU
                                           BEGINNING OF        AUV AT        OUTSTANDING AT
                                              PERIOD        END OF PERIOD    END OF PERIOD
------------------------------------------------------------------------------------------------
 9/01/2000(1) - 12/31/2000                    $10.000          $9.040            20,269
------------------------------------------------------------------------------------------------
 12/31/2001                                   $ 9.040          $7.980            13,670
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                              WRL LKCM CAPITAL GROWTH SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-----------------------------------------------------------------------------------------------
                                              AUV AT                         NUMBER OF AU
                                           BEGINNING OF       AUV AT        OUTSTANDING AT
                                              PERIOD       END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------
 12/01/2000(1) - 12/31/2000                  $10.000          $11.174          12,500
-----------------------------------------------------------------------------------------------
 12/31/2001                                  $11.174          $ 6.694          12,500
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                              VIP GROWTH OPPORTUNITIES SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-----------------------------------------------------------------------------------------------
                                              AUV AT                         NUMBER OF AU
                                           BEGINNING OF       AUV AT        OUTSTANDING AT
                                              PERIOD       END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------
 5/01/2000(1) - 12/31/2000                   $10.000          $ 8.512           4,679
-----------------------------------------------------------------------------------------------
 12/31/2001                                  $ 8.512          $ 7.136           4,617
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                 VIP CONTRAFUND(R) SUBACCOUNT
                          (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-----------------------------------------------------------------------------------------------
                                              AUV AT                         NUMBER OF AU
                                           BEGINNING OF       AUV AT        OUTSTANDING AT
                                              PERIOD       END OF PERIOD    END OF PERIOD
-----------------------------------------------------------------------------------------------
 5/01/2000(1) - 12/31/2000                   $10.000          $ 9.327           8,548
-----------------------------------------------------------------------------------------------
 12/31/2001                                  $ 9.327          $ 8.018           9,990
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                     VIP EQUITY-INCOME SUBACCOUNT
                              (SEPARATE ACCOUNT ANNUAL EXPENSES -- 1.80%)
-------------------------------------------------------------------------------------------------------
                                                      AUV AT                         NUMBER OF AU
                                                   BEGINNING OF       AUV AT        OUTSTANDING AT
                                                      PERIOD       END OF PERIOD    END OF PERIOD
-------------------------------------------------------------------------------------------------------
 5/01/2000(1) - 12/31/2000                           $10.000          $10.924             3,573
-------------------------------------------------------------------------------------------------------
 12/31/2001                                          $10.924          $10.169             3,778
-------------------------------------------------------------------------------------------------------

(1) Commencement of operations of these subaccounts.
(2) This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.
(3) As of April 26, 2002, WRL AEGON Balanced subaccount merged into WRL Transamerica Value Balanced subaccount. AUV figures for the WRL AEGON Balanced subaccount for dates after April 26, 2002, will reflect the values for the WRL Transamerica Value Balanced subaccount.
(4) As of April 26, 2002, WRL C.A.S.E. Growth subaccount merged into WRL Great Companies--America(SM) subaccount. AUV figures for the WRL C.A.S.E. Growth subaccount for dates after April 26, 2002, will reflect values for the WRL Great Companies--America(SM) subaccount.

       Because the Aggressive Asset Allocation, Conservative Asset Allocation, Janus Balanced, Moderate Asset Allocation, Moderately Aggressive Asset Allocation, and PIMCO Total Return, and Transamerica Convertible Securities portfolios did not commence operations until May 1, 2002; and because the Capital Guardian U.S. Equity, Capital Guardian Value, J.P. Morgan Enhanced Index, Transamerica Equity, Transamerica Growth Opportunities, and Transamerica U.S. Government Securities portfolios were not added to the Series Fund until April 26, 2002, there is no condensed financial information for these subaccounts for the year ended December 31, 2001.

APPENDIX B

HISTORICAL PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STANDARDIZED PERFORMANCE DATA

       We may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and will be calculated according to guidelines from the SEC. They do not indicate future performance.

       WRL TRANSAMERICA MONEY MARKET SUBACCOUNT. The yield of the WRL Transamerica Money Market subaccount is the annualized income generated by an investment in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period, not including capital changes or income other than investment income, is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but we assume that the income earned is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven days ended December 31, 2001, the yield of the WRL Transamerica Money Market subaccount was 0.26% and the effective yield was 0.26%, assuming selection of the standard death benefit.

       OTHER SUBACCOUNTS. The YIELD of a subaccount, other than the WRL Transamerica Money Market subaccount, refers to the annualized income generated by an investment in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

       The TOTAL RETURN of a subaccount assumes that an investment has been held in a subaccount for various periods of time including a period measured from the date the first subaccount investing in the underlying portfolios began operations. When the first subaccount investing in the underlying portfolios has been in operation for 1, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect current subaccount charges. The total return quotations will represent the average annual compounded rates of return of investment of $1,000 in the subaccount as of the last day of each period. We do not show performance for subaccounts in operation for less than 6 months.

       The yield and total return calculations for a subaccount are not reduced by any premium taxes. For additional information regarding yields and total returns, please refer to the SAI.

       Based on the method of calculation described in the SAI, the standardized average annual total returns of the subaccounts for periods from inception of the subaccounts investing in the underlying portfolios to December 31, 2001 and for the one, five and ten year periods ended December 31, 2001 are shown in Tables 1 and 2 below. Although the Contract and the subaccounts did not exist during the periods shown in Tables 1 and 2, the returns of the subaccounts shown have been adjusted to reflect current charges imposed under the Contract during the accumulation period. Total returns shown in Table 1 reflect deductions of 1.25% for the mortality and expense risk charge for the standard death benefit, 0.40% for the administrative charge and $30 for the annual Contract charge (based on an average Contract size annuity value of $65,528, the annual Contract charge translates into a charge of 0.05%). Total returns shown in Table 2 reflect the standardized total returns of Table 1, adjusted to reflect 1.40% for the mortality and expense risk charge (assuming selection of the annual compounding death benefit or annual step-up death benefit), 0.40% for the administrative charge, and $30 for the annual Contract charge. THE OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDER CHARGE OF 0.35% OF MINIMUM ANNUITIZATION VALUE ("MAV") AND THE OPTIONAL ADDITIONAL EARNINGS RIDER CHARGE OF 0.35% OF ANNUITY VALUE HAVE NOT BEEN DEDUCTED. Total returns would be less if these charges were reflected. Charges deducted after the maturity date are not reflected in Tables 1 or 2.

                                    TABLE 1
          STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS OF THE SUBACCOUNTS
                  (ASSUMES SELECTION OF STANDARD DEATH BENEFIT
                 WITHOUT GUARANTEED MINIMUM DEATH BENEFIT RIDER
                         AND ADDITIONAL EARNINGS RIDER)

                (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.65%)

---------------------------------------------------------------------------------------------------------------------------------
                                                       1 YEAR       5 YEARS       10 YEARS     INCEPTION OF THE    SUBACCOUNT
                                                       ENDED         ENDED         ENDED        SUBACCOUNT TO      INCEPTION
SUBACCOUNT                                           12/31/2001    12/31/2001    12/31/2001     12/31/2001(2)       DATE(2)
---------------------------------------------------------------------------------------------------------------------------------
 WRL Transamerica Money Market(1)                        2.23%         3.34%         2.75%            3.27%        02/24/1989
---------------------------------------------------
 WRL AEGON Bond                                          6.26%         4.98%         4.98%            6.44%        02/24/1989
---------------------------------------------------
 WRL Janus Growth                                      (29.41)%        7.67%         8.45%           12.67%        02/24/1989
---------------------------------------------------
 WRL Janus Global(3)                                   (24.14)%        9.08%          N/A            13.33%        12/03/1992
---------------------------------------------------
 WRL LKCM Strategic Total Return                        (3.83)%        5.30%          N/A             7.96%        03/01/1993
---------------------------------------------------
 WRL Van Kampen Emerging Growth                        (34.35)%       13.08%          N/A            15.23%        03/01/1993
---------------------------------------------------
 WRL Alger Aggressive Growth                           (17.86)%       10.48%          N/A            11.61%        03/01/1994
---------------------------------------------------
 WRL Federated Growth & Income                          13.76%        11.00%          N/A            10.24%        03/01/1994
---------------------------------------------------
 WRL Transamerica Value Balanced(4)                      0.72%         5.62%          N/A             8.30%        01/03/1995
---------------------------------------------------
 WRL PBHG/NWQ Value Select                              (3.46)%        5.96%          N/A             7.35%        05/01/1996
---------------------------------------------------
 WRL American Century International                    (24.73)%         N/A           N/A            (1.95)%       01/02/1997
---------------------------------------------------
 WRL GE U.S. Equity                                    (10.41)%         N/A           N/A             8.96%        01/02/1997
---------------------------------------------------
 WRL Third Avenue Value                                  4.38%          N/A           N/A             9.73%        01/02/1998
---------------------------------------------------
 WRL Clarion Real Estate Securities                      9.19%          N/A           N/A             2.81%        05/01/1998
---------------------------------------------------
 WRL Goldman Sachs Growth                              (15.54)%         N/A           N/A            (4.39)%       05/03/1999
---------------------------------------------------
 WRL Munder Net50                                      (26.68)%         N/A           N/A           (17.11)%       05/03/1999
---------------------------------------------------
 WRL T. Rowe Price Dividend Growth                      (5.78)%         N/A           N/A            (2.62)%       05/03/1999
---------------------------------------------------
 WRL T. Rowe Price Small Cap                           (11.23)%         N/A           N/A             3.43%        05/03/1999
---------------------------------------------------
 WRL Salomon All Cap                                     0.37%          N/A           N/A            11.43%        05/03/1999
---------------------------------------------------
 WRL PBHG Mid Cap                                      (37.00)%         N/A           N/A            (2.57)%       05/03/1999
---------------------------------------------------
 WRL Dreyfus Mid Cap                                    (5.56)%         N/A           N/A             4.04%        05/03/1999
---------------------------------------------------
 WRL Value Line Aggressive Growth                      (11.92)%         N/A           N/A           (13.44)%       05/01/2000
---------------------------------------------------
 WRL Great Companies -- America(SM(5)                  (13.67)%         N/A           N/A            (1.74)%       05/01/2000
---------------------------------------------------
 WRL Great Companies -- Technology(SM)                 (38.01)%         N/A           N/A           (41.18)%       05/01/2000
---------------------------------------------------
 WRL Great Companies -- Global(2)                      (18.24)%         N/A           N/A           (24.01)%       09/01/2000
---------------------------------------------------
 WRL Gabelli Global Growth                             (11.63)%         N/A           N/A           (15.48)%       09/01/2000
---------------------------------------------------
 WRL LKCM Capital Growth                               (40.03)%         N/A           N/A           (30.98)%       12/01/2000
---------------------------------------------------
 WRL Conservative Asset Allocation                        N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Moderate Asset Allocation                            N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Moderately Aggressive Asset Allocation               N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Aggressive Asset Allocation                          N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL PIMCO Total Return                                   N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Transamerica Convertible Securities                  N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Janus Balanced                                       N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Transamerica Equity                                  N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Transamerica Growth Opportunities                    N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Transamerica U.S. Government Securities              N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL J.P. Morgan Enhanced Index                           N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Capital Guardian Value                               N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Capital Guardian U.S. Equity                         N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 VIP Growth Opportunities Portfolio                    (16.08)%         N/A           N/A           (18.25)%       05/01/2000
---------------------------------------------------
 VIP Contrafund(R) Portfolio                           (13.94)%         N/A           N/A           (12.32)%       05/01/2000
---------------------------------------------------
 VIP Equity-Income Portfolio                            (6.82)%         N/A           N/A             1.12%        05/01/2000
---------------------------------------------------

(1) Yield more closely reflects the current earnings of the WRL Transamerica Money Market subaccount than its total return. An investment in the WRL Transamerica Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Refers to the date when the separate account first invested in the underlying portfolios.
(3) This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.
(4) As of April 26, 2002, WRL AEGON Balanced subaccount merged into WRL Transamerica Value Balanced subaccount. Performance figures only reflect performance for the WRL Transamerica Value Balanced subaccount.
(5) As of April 26, 2002, WRL C.A.S.E. Growth subaccount merged with WRL Great Companies -- America(SM) subaccount. Performance figures only reflect performance for the WRL Great Companies -- America(SM) subaccount.

                                    TABLE 2
          STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS OF THE SUBACCOUNTS
                       (ASSUMES SELECTION OF COMPOUNDING/
                          ANNUAL STEP-UP DEATH BENEFIT
                 WITHOUT GUARANTEED MINIMUM DEATH BENEFIT RIDER
                         AND ADDITIONAL EARNINGS RIDER)

                (TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.80%)

---------------------------------------------------------------------------------------------------------------------------------
                                                       1 YEAR       5 YEARS       10 YEARS     INCEPTION OF THE    SUBACCOUNT
                                                       ENDED         ENDED         ENDED        SUBACCOUNT TO      INCEPTION
SUBACCOUNT                                           12/31/2001    12/31/2001    12/31/2001     12/31/2001(2)       DATE(2)
---------------------------------------------------------------------------------------------------------------------------------
 WRL Transamerica Money Market(1)                        2.08%         3.19%         2.59%            3.11%        02/24/1989
---------------------------------------------------
 WRL AEGON Bond                                          6.10%         4.82%         4.82%            6.28%        02/24/1989
---------------------------------------------------
 WRL Janus Growth                                      (29.52)%        7.50%         8.29%           12.50%        02/24/1989
---------------------------------------------------
 WRL Janus Global(3)                                   (24.26)%        8.91%          N/A            13.16%        12/03/1992
---------------------------------------------------
 WRL LKCM Strategic Total Return                        (3.97)%        5.15%          N/A             7.79%        03/01/1993
---------------------------------------------------
 WRL Van Kampen Emerging Growth                        (34.45)%       12.91%          N/A            15.05%        03/01/1993
---------------------------------------------------
 WRL Alger Aggressive Growth                           (17.98)%       10.31%          N/A            11.44%        03/01/1994
---------------------------------------------------
 WRL Federated Growth & Income                          13.59%        10.83%          N/A            10.07%        03/01/1994
---------------------------------------------------
 WRL Transamerica Value Balanced(4)                      0.58%         5.47%          N/A             8.14%        01/03/1995
---------------------------------------------------
 WRL PBHG/NWQ Value Select                              (3.60)%        5.80%          N/A             7.19%        05/01/1996
---------------------------------------------------
 WRL American Century International                    (24.84)%         N/A           N/A            (2.10)%       01/02/1997
---------------------------------------------------
 WRL GE U.S. Equity                                    (10.55)%         N/A           N/A             8.79%        01/02/1997
---------------------------------------------------
 WRL Third Avenue Value                                  4.23%          N/A           N/A             9.56%        01/02/1998
---------------------------------------------------
 WRL Clarion Real Estate Securities                      9.02%          N/A           N/A             2.66%        05/01/1998
---------------------------------------------------
 WRL Goldman Sachs Growth                              (15.67)%         N/A           N/A            (4.53)%       05/03/1999
---------------------------------------------------
 WRL Munder Net50                                      (26.79)%         N/A           N/A           (21.50)%       05/03/1999
---------------------------------------------------
 WRL T. Rowe Price Dividend Growth                      (5.92)%         N/A           N/A            (2.76)%       05/03/1999
---------------------------------------------------
 WRL T. Rowe Price Small Cap                           (11.37)%         N/A           N/A             3.27%        05/03/1999
---------------------------------------------------
 WRL Salomon All Cap                                     0.22%          N/A           N/A            11.26%        05/03/1999
---------------------------------------------------
 WRL PBHG Mid Cap                                      (37.10)%         N/A           N/A            (2.71)%       05/03/1999
---------------------------------------------------
 WRL Dreyfus Mid Cap                                    (5.70)%         N/A           N/A             3.89%        05/03/1999
---------------------------------------------------
 WRL Value Line Aggressive Growth                      (12.05)%         N/A           N/A           (13.57)%       05/01/2000
---------------------------------------------------
 WRL Great Companies -- America(SM(5)                  (13.80)%         N/A           N/A            (1.88)%       05/01/2000
---------------------------------------------------
 WRL Great Companies -- Technology(SM)                 (38.10)%         N/A           N/A           (41.27)%       05/01/2000
---------------------------------------------------
 WRL Great Companies -- Global(2)                      (18.36)%         N/A           N/A           (24.12)%       09/01/2000
---------------------------------------------------
 WRL Gabelli Global Growth                             (11.76)%         N/A           N/A           (15.65)%       09/01/2000
---------------------------------------------------
 WRL LKCM Capital Growth                               (40.12)%         N/A           N/A           (31.08)%       12/01/2000
---------------------------------------------------
 WRL Conservative Asset Allocation                        N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Moderate Asset Allocation                            N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Moderately Aggressive Asset Allocation               N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Aggressive Asset Allocation                          N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL PIMCO Total Return                                   N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Transamerica Convertible Securities                  N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Janus Balanced                                       N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Transamerica Equity                                  N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Transamerica Growth Opportunities                    N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Transamerica U.S. Government Securities              N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL J.P. Morgan Enhanced Index                           N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Capital Guardian Value                               N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 WRL Capital Guardian U.S. Equity                         N/A           N/A           N/A              N/A         05/01/2002
---------------------------------------------------
 VIP Growth Opportunities Portfolio                    (16.20)%         N/A           N/A           (18.37)%       05/01/2000
---------------------------------------------------
 VIP Contrafund(R) Portfolio                           (14.07)%         N/A           N/A           (12.46)%       05/01/2000
---------------------------------------------------
 VIP Equity-Income Portfolio                            (6.96)%         N/A           N/A             0.96%        05/01/2000
---------------------------------------------------

(1) Yield more closely reflects the current earnings of the WRL Transamerica Money Market subaccount than its total return. An investment in the WRL Transamerica Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Refers to the date when the separate account first invested in the underlying portfolios.
(3) This portfolio is available for investment only to Contract owners who purchased the Contract before September 1, 2000.
(4) As of April 26, 2002, WRL AEGON Balanced subaccount merged into WRL Transamerica Value Balanced subaccount. Performance figures only reflect performance for the WRL Transamerica Value Balanced subaccount.
(5) As of April 26, 2002, WRL C.A.S.E. Growth subaccount merged with WRL Great Companies -- America(SM) subaccount. Performance figures only reflect performance for the WRL Great Companies -- America(SM) subaccount.

NON-STANDARDIZED PERFORMANCE DATA

       In addition to the standardized data discussed above, similar performance data for other periods may also be shown.

       We may from time to time also disclose average annual total return or other performance data in non-standardized formats for the subaccounts. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial surrenders or annuity payments.

       All non-standardized performance data will be advertised only if the standardized performance data as shown in Tables 1 and 2 is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

ADJUSTED HISTORICAL PORTFOLIO PERFORMANCE DATA

       We may disclose historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance would include data that precedes the inception dates of the subaccounts investing in the underlying portfolios. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time, based on the portfolio's performance. This data assumes that the subaccounts available under the Contract were in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the Contract. The charge for the optional Guaranteed Minimum Income Benefit Rider -- 0.35% of the minimum annuitization value -- and that for the optional Additional Earnings
Rider -- 0.35% of annuity value -- will not be deducted. This data is not intended to indicate future performance.

                             WRL FREEDOM ACCESS(R)
                                VARIABLE ANNUITY

                                 Issued Through
                           WRL SERIES ANNUITY ACCOUNT
                                       By
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                          SUPPLEMENT DATED MAY 1, 2002
            TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002

Please use this supplement with the WRL Freedom Access(R) Statement of Additional Information dated May 1, 2002. Please read it carefully and keep it with your May 1, 2002 prospectus for future reference.

Western Reserve Life Assurance Co. of Ohio has developed a new version of the Guaranteed Minimum Income Benefit Rider, which is described in the attached prospectus dated May 1, 2002 (the "New Rider"). As we phase in the New Rider, we are phasing out the initial version of the Guaranteed Minimum Income Benefit Rider described below (the "Old Rider").

You may purchase or upgrade to the Old Rider only if the New Rider is not available in your state. Once the New Rider is available in your state, you may no longer purchase the Old Rider described below; and if you upgrade the Old Rider, you will be upgraded to the New Rider.

Please contact your agent or call us at 1-800-851-9777, Ext 6538 (Monday - Friday 8:00 a.m. - 8:00 p.m. Eastern Time) to determine whether the New Rider is available in your state.

All terms not defined in this supplement have the same meanings as the terms used in the attached prospectus.

If you purchased the Old Rider, the following information supplements the attached SAI and replaces the portions of the attached SAI indicated below:

GUARANTEED MINIMUM INCOME BENEFIT RIDER - HYPOTHETICAL ILLUSTRATIONS, entire section:

This discussion assumes the rider is included in the Contract.

The amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 premium when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent premium payments or partial surrenders, that there were no premium taxes and that the $100,000 premium is annuitized under the rider. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the Contract is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 2.50% separate account annuitization charge, provided no upgrade in minimum annuitization value has occurred).

Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.

THIS STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT MUST BE ACCOMPANIED BY THE
  WRL FREEDOM ACCESS(R) STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002

-----------------------------------------------------------------------------------------------------------------------------------
RIDER ANNIVERSARY AT
EXERCISE DATE                              MALE                           FEMALE                     JOINT & SURVIVOR
-----------------------------------------------------------------------------------------------------------------------------------
                               LIFE ONLY         LIFE 10       LIFE ONLY         LIFE 10        LIFE ONLY         LIFE 10
-----------------------------------------------------------------------------------------------------------------------------------
10 (age 70)                    $ 1,135           $ 1,067        $  976          $   949        $   854           $   852
-----------------------------------------------------------------------------------------------------------------------------------
15                               1,833             1,634         1,562            1,469          1,332             1,318
-----------------------------------------------------------------------------------------------------------------------------------
20 (age 80)                      3,049             2,479         2,597            2,286          2,145             2,078
-----------------------------------------------------------------------------------------------------------------------------------

Life Only = Life Annuity with No Period Certain
Life 10 = Life Annuity with 10 Years Certain

These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable investment option.

Partial surrenders will affect the minimum annuitization value as follows: Each rider year, partial surrenders up to the limit of the minimum annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum annuitization value on a dollar-for-dollar basis. Partial surrenders over this limit will reduce the minimum annuitization value by an amount equal to the excess partial surrender amount multiplied by the ratio of the minimum annuitization value immediately prior to the excess partial surrender to the annuity value immediately prior to the excess partial surrender.

The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the annuitant's (and joint annuitant's, if any) gender (or without regard to gender if required by law), age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the "1983 Table A" mortality table improved to the year 2000 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The scheduled payment on each subsequent rider anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a rider year is greater than the scheduled payment for that rider year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the Contract to fund the deficiency. Purchases and reductions of annuity units will be allocated to each subaccount on a proportionate basis.

We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate us for this risk, the separate account annuitization charge will be deducted.

TOTAL RETURNS, first paragraph after formula, first sentence:

For purposes of the total return quotations for all of the subaccounts, except the WRL Transamerica Money Market subaccount, the calculations take into account all current fees that are charged under the Contract to all owner accounts during the accumulation period except the 0.30% for the optional Guaranteed Minimum Income Benefit Rider and the 0.35% optional Additional Earnings Rider.

OTHER PERFORMANCE DATA, second paragraph after formula, last sentence:

The charge for the optional Guaranteed Minimum Income Benefit Rider of 0.30% of the minimum annuitization value and the Additional Earnings Rider of 0.35% of annuity value will not be deducted.

                      STATEMENT OF ADDITIONAL INFORMATION

                             WRL FREEDOM ACCESS(R)
                                VARIABLE ANNUITY

                                 Issued through
                           WRL SERIES ANNUITY ACCOUNT

                                   Offered by
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                              570 Carillon Parkway
                         St. Petersburg, Florida 33716

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Freedom Access(R) variable annuity offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2002, by calling 1-800-851-9777, Ext. 6538 (Monday - Friday 8:00 a.m. - 8:00 p.m. Eastern Time), or by writing to the administrative office, Western Reserve Life, Annuity Department, P. O. Box 9051, Clearwater, Florida 33758-9051. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this SAI.

THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT AND THE WRL SERIES ANNUITY ACCOUNT.

                               DATED: MAY 1, 2002

                               TABLE OF CONTENTS

                                                                                                                        PAGE
                                                                                                                        ----
DEFINITIONS OF SPECIAL TERMS.......................................................................................       1

THE CONTRACT--GENERAL PROVISIONS...................................................................................       3
     Owner.........................................................................................................       3
     Entire Contract...............................................................................................       3
     Misstatement of Age or Gender.................................................................................       3
     Addition, Deletion or Substitution of Investments.............................................................       3
     Annuity Payment Options.......................................................................................       4
     Death Benefit.................................................................................................       4
     Assignment....................................................................................................       8
     Proof of Age, Gender and Survival.............................................................................       8
     Non-Participating.............................................................................................       8
     Employee and Agent Purchases..................................................................................       8

CERTAIN FEDERAL INCOME TAX CONSEQUENCES ...........................................................................       8
     Tax Status of the Contract....................................................................................       8
     Taxation of Western Reserve...................................................................................      11

INVESTMENT EXPERIENCE..............................................................................................      11
     Accumulation Units............................................................................................      11
     Accumulation Unit Value.......................................................................................      11
     Annuity Unit Value and Annuity Payment Rates..................................................................      12
     Guaranteed Minimum Income Benefit Rider - Hypothetical Illustrations..........................................      13

HISTORICAL PERFORMANCE DATA .......................................................................................      17
     Money Market Yields...........................................................................................      17
     Other Subaccount Yields.......................................................................................      18
     Total Returns.................................................................................................      18
     Other Performance Data........................................................................................      19
     Advertising and Sales Literature..............................................................................      19

PUBLISHED RATINGS..................................................................................................      20

ADMINISTRATION.....................................................................................................      20

RECORDS AND REPORTS................................................................................................      20

DISTRIBUTION OF THE CONTRACTS......................................................................................      20

OTHER PRODUCTS.....................................................................................................      21

CUSTODY OF ASSETS..................................................................................................      21

LEGAL MATTERS......................................................................................................      21

INDEPENDENT AUDITORS...............................................................................................      21

OTHER INFORMATION..................................................................................................      21

FINANCIAL STATEMENTS...............................................................................................      22

                          DEFINITIONS OF SPECIAL TERMS

-----------------------------   ---------------------------------------------------------------------------------------------------
accumulation period             The period between the Contract date and the maturity date while the Contract is in force.
-----------------------------   ---------------------------------------------------------------------------------------------------
accumulation unit value         An accounting unit of measure we use to calculate subaccount values during the accumulation period.
-----------------------------   ---------------------------------------------------------------------------------------------------
administrative office           Our administrative office and mailing address is P. O. Box 9051, Clearwater, Florida 33758-9051
                                (8550 Ulmerton Road, Suite 101, Largo, Florida 33771 for overnight deliveries). Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777.
-----------------------------   ---------------------------------------------------------------------------------------------------
age                             The issue age is the annuitant's age on his/her birthday immediately preceding the Contract date.
                                Attained age is the issue age plus the number of completed Contract years. When we use the term
                                "age" in this SAI, it has the same meaning as "attained age" in the Contract.
-----------------------------   ---------------------------------------------------------------------------------------------------
annuitant                       The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract's death benefit provisions and annuity provision.
-----------------------------   ---------------------------------------------------------------------------------------------------
annuity unit value              An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.
-----------------------------   ---------------------------------------------------------------------------------------------------
annuity value                   The sum of the separate account value and the fixed account value at the end of any valuation period.
-----------------------------   ---------------------------------------------------------------------------------------------------
beneficiary(ies)                The person(s) you elect to receive the death benefit proceeds under the Contract.
-----------------------------   ---------------------------------------------------------------------------------------------------
cash value                      The annuity value less any applicable premium taxes and any rider charges.
-----------------------------   ---------------------------------------------------------------------------------------------------
Code                            The Internal Revenue Code of 1986, as amended.
-----------------------------   ---------------------------------------------------------------------------------------------------
Contract anniversary            The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.
-----------------------------   ---------------------------------------------------------------------------------------------------
Contract date                   Generally, the later of the date on which the initial premium payment is received, or the date that the properly completed application is received, at Western Reserve's administrative office. We measure Monthiversaries, Contract years, Contract months and Contract anniversaries from the
                                Contract date.
-----------------------------   ---------------------------------------------------------------------------------------------------
death benefit proceeds          If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds is the amount, if any, payable under the death benefit option shown on your Contract schedule page.
-----------------------------   ---------------------------------------------------------------------------------------------------
death claim day                 Any day after the death report day on which we receive a beneficiary's completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.
-----------------------------   ---------------------------------------------------------------------------------------------------
death report day                The valuation date on which we have received both proof of death of an owner who is the annuitant and the beneficiary's election regarding payment. If the spouse of the deceased owner/annuitant continues (if a joint owner) or elects to continue (if a beneficiary) the Contract, there are two death report days (one relating to the death of the first owner/annuitant to die; the second relating to the death of the spouse who continues the Contract). If there is no spousal continuation of the Contract, then there is only one death report day for the Contract. If there are multiple beneficiaries, the death report day is the earliest date on which we receive both proof of death and any beneficiary's completed election form.
-----------------------------   ---------------------------------------------------------------------------------------------------
fixed account                   An option to which you can direct your money under the Contract, other than the separate account.
                                It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.
-----------------------------   ---------------------------------------------------------------------------------------------------
fixed account value             During the accumulation period, your Contract's value in the fixed account.
-----------------------------   ---------------------------------------------------------------------------------------------------
funds                           Investment companies which are registered with the U.S. Securities and Exchange Commission. The
                                Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Contract in the future.
-----------------------------   ---------------------------------------------------------------------------------------------------
in force                        Condition under which the Contract is active and an owner is entitled to exercise all rights under the Contract.
-----------------------------   ---------------------------------------------------------------------------------------------------
maturity date                   The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant's 95th birthday.
-----------------------------   ---------------------------------------------------------------------------------------------------
Monthiversary                   The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the Contract date, the Monthiversary is the first day of the next month.
-----------------------------   ---------------------------------------------------------------------------------------------------
NYSE                            New York Stock Exchange.
-----------------------------   ---------------------------------------------------------------------------------------------------
nonqualified Contracts          Contracts issued other than in connection with retirement plans.
-----------------------------   ---------------------------------------------------------------------------------------------------
owner (you, your)               The person(s) entitled to exercise all rights under the Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.
-----------------------------   ---------------------------------------------------------------------------------------------------
portfolio                       A separate investment portfolio of a fund.
-----------------------------   ---------------------------------------------------------------------------------------------------

-----------------------------   ---------------------------------------------------------------------------------------------------
premium payments                Amounts paid by an owner or on an owner's behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term "premium payment" in this SAI, it has the same meaning as "net premium" in the Contract, which means the premium payment less any applicable premium taxes.
-----------------------------   ---------------------------------------------------------------------------------------------------
qualified Contracts             Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.
-----------------------------   ---------------------------------------------------------------------------------------------------
separate account                WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

-----------------------------   ---------------------------------------------------------------------------------------------------
separate account value          During the accumulation period, your Contract's value in the separate account, which equals the sum of the values in each subaccount.
-----------------------------   ---------------------------------------------------------------------------------------------------
subaccount                      A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.
-----------------------------   ---------------------------------------------------------------------------------------------------
surrender                       The termination of a Contract at the option of an owner.
-----------------------------   ---------------------------------------------------------------------------------------------------
valuation date/business day     Each day on which the NYSE is open for trading, except when a subaccount's corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open.
                                When we use the term "business day," it has the same meaning as valuation date.
-----------------------------   ---------------------------------------------------------------------------------------------------
valuation period                The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.
-----------------------------   ---------------------------------------------------------------------------------------------------
Western Reserve                 Western Reserve Life Assurance Co. of Ohio
(we, us our)
-----------------------------   ---------------------------------------------------------------------------------------------------

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Contract, which may be of interest to a prospective purchaser.

                        THE CONTRACT--GENERAL PROVISIONS

OWNER

The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with Western Reserve's consent;
(4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of an owner's spouse in a community or marital property state.

A joint owner may only be a spouse and may be named in the Contract application or in a written notice to our administrative office. The surviving joint owner will become the sole owner upon the other joint owner's death, if one joint owner dies before the annuitant. If the surviving joint owner dies before the annuitant, the surviving joint owner's estate will become the owner if no beneficiary is named and alive. However, if a beneficiary is named and alive, the beneficiary will receive the death benefit.

An owner may change the ownership of the Contract in a written notice. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will take effect as of the date Western Reserve accepts the written notice. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing an owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.

ENTIRE CONTRACT

The Contract and any endorsements thereon and the Contract application constitute the entire contract between Western Reserve and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

MISSTATEMENT OF AGE OR GENDER

If the age or gender of the annuitant has been misstated, Western Reserve will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or gender. The dollar amount of any underpayment Western Reserve makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by Western Reserve due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof Western Reserve finds satisfactory.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the separate account or that the separate account may purchase. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of another portfolio of a fund (or of another open-end registered investment company) if the shares of a portfolio are no longer available for investment or, if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner's interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the "SEC") to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of Western Reserve, marketing, tax, investment or other conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by Western Reserve. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant.

In the event of any such substitution or change, we may make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be operated as a management company under the 1940 Act, or subject to any required approval, it may be deregistered under the 1940 Act in the event such registration is no longer required.

We reserve the right to change the investment objective of any subaccount. Additionally, if required by law or regulation, we will not materially change an investment objective of the separate account or of a portfolio designated for a subaccount unless a statement of change is filed with and approved by the appropriate insurance official of the state of Western Reserve's domicile, or deemed approved in accordance with such law or regulation.

ANNUITY PAYMENT OPTIONS

NOTE: PORTIONS OF THE FOLLOWING DISCUSSION DO NOT APPLY TO ANNUITY PAYMENTS UNDER THE GUARANTEED MINIMUM INCOME BENEFIT RIDER. SEE THE GUARANTEED MINIMUM INCOME BENEFIT RIDER SECTION OF THIS SAI.

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments.

Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a separate account annuity option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the Contract's existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

Determination of the First Variable and Fixed Payment. The amount of the first variable and fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries 1983 Individual Mortality Table A with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return and assuming a maturity date in the year 2000. Gender based mortality tables will be used unless prohibited by law.

The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant's actual age nearest birthday, at the maturity date, adjusted as follows:

               MATURITY DATE          ADJUSTED AGE
               -------------          ------------
               Before 2001            Actual Age
               2001-2010              Actual Age minus 1
               2011-2020              Actual Age minus 2
               2021-2030              Actual Age minus 3
               2031-2040              Actual Age minus 4
               After 2040             As determined by Western Reserve

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment. Larger adjustments may be made for certain Guaranteed Minimum Income Benefit Rider annuity payments.

Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

DEATH BENEFIT

The discussion and the first set of examples below assume the Additional Earnings Rider is not included in the Contract.

Adjusted Partial Surrender. A partial surrender will reduce the amount of your compounding/annual step-up death benefit, if selected, by an amount called the adjusted partial surrender. The reduction depends on the relationship between the compounding/annual step-up death benefit, and annuity value. The adjusted partial surrender is the amount of a partial surrender times the ratio of [(a) divided by (b)] where:

(a)      is the amount of either death benefit prior to the partial surrender;
         and
(b)      is the annuity value prior to the partial surrender.

THE FOLLOWING EXAMPLES DESCRIBE THE EFFECT OF SURRENDER ON THE
COMPOUNDING/ANNUAL STEP-UP DEATH BENEFIT, AND ANNUITY VALUE.

------------------------------------------------------------------------------------------------------------------------------------
                                                             EXAMPLE 1
                                                             ---------
                                                      (Assumed Facts for Example)

------------------------------------------------------------------------------------------------------------------------------------
        $75,000     current compounding/annual step-up death benefit (CASDB) before surrender
------------------------------------------------------------------------------------------------------------------------------------
        $50,000     current annuity value before surrender
------------------------------------------------------------------------------------------------------------------------------------
        $75,000     current death benefit (larger of annuity value and CASDB)
------------------------------------------------------------------------------------------------------------------------------------
        $15,000     requested partial surrender
------------------------------------------------------------------------------------------------------------------------------------
        $22,500     adjusted partial surrender = 15,000 *(75,000/50,000)
------------------------------------------------------------------------------------------------------------------------------------
        $52,500     new CASDB (after partial surrender) = 75,000 - 22,500
------------------------------------------------------------------------------------------------------------------------------------
        $35,000     new annuity value (after partial surrender) = 50,000 - 15,000

------------------------------------------------------------------------------------------------------------------------------------

SUMMARY:

Reduction in CASDB         = $22,500
Reduction in annuity value = $15,000

NOTE: The CASDB is reduced more than the annuity value since the CASDB was greater than the annuity value just prior to the partial surrender.

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                                                             EXAMPLE 2
                                                    (Assumed Facts for Example)

------------------------------------------------------------------------------------------------------------------------------------
        $50,000     current CASDB before surrender
------------------------------------------------------------------------------------------------------------------------------------
        $75,000     current annuity value before surrender
------------------------------------------------------------------------------------------------------------------------------------
        $75,000     current death benefit (larger of annuity value and CASDB)
------------------------------------------------------------------------------------------------------------------------------------
        $15,000     requested partial surrender
------------------------------------------------------------------------------------------------------------------------------------
        $15,000     adjusted partial surrender = 15,000 *(75,000/75,000)
------------------------------------------------------------------------------------------------------------------------------------
        $35,000     new CASDB (after partial surrender) = 50,000 - 15,000
------------------------------------------------------------------------------------------------------------------------------------
        $60,000     new annuity value (after partial surrender) = 75,000 - 15,000
------------------------------------------------------------------------------------------------------------------------------------

SUMMARY:

Reduction in CASDB         = $15,000
Reduction in annuity value = $15,000

NOTE: The CASDB and annuity value are reduced by the same amount since the annuity value was higher than the CASDB just prior to the partial surrender.

Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a partial surrender on the Additional Earnings Rider Amount.


-----------------------------------------------------------------------------------------------------------------------------------
               EXAMPLE 1 - Basic Additional Earnings Rider Example, with no additional premiums or partial surrenders
                                                   (Assumed Facts for Example)
-----------------------------------------------------------------------------------------------------------------------------------
At Rider        60            Rider Issue Age
Issue
-----------------------------------------------------------------------------------------------------------------------------------
                40%           Additional Earnings Factor (AEF)
-----------------------------------------------------------------------------------------------------------------------------------
                250%          Rider Earnings Limit (REL)
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                $1,000,000    Maximum Rider Benefit (MRB)
-----------------------------------------------------------------------------------------------------------------------------------
                $40,000.00    Rider Base at issue (RBI) (equal to the greater
                              of the death benefit proceeds on the Rider Date
                              or the Annuity Value on that date)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
At Death        $75,000.00    Death Benefit Proceeds (DBP)
-----------------------------------------------------------------------------------------------------------------------------------
                $35,000.00    Rider Earnings (RE) = DBP - RBI = 75,000 - 40,000
-----------------------------------------------------------------------------------------------------------------------------------
                $14,000.00    Additional Earnings Rider Amount = lesser of
                              a)       RE * AEF = 35,000 * 40% = 14,000 or
                              b)       REL * RBI  * AEF = 250% * 40,000 * 40% = 40,000 or
                              c)       MRB = 1,000,000.
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-----------------------------------------------------------------------------------------------------------------------------------
               EXAMPLE 2 - Additional Earnings Rider Example, showing the effect of a partial surrender
                                                   (Assumed Facts for Example)
-----------------------------------------------------------------------------------------------------------------------------------
At Rider         60            Rider Issue Age
Issue
-----------------------------------------------------------------------------------------------------------------------------------
                 40%           Additional Earnings Factor (AEF)
-----------------------------------------------------------------------------------------------------------------------------------
                 250%          Rider Earnings Limit (REL)
-----------------------------------------------------------------------------------------------------------------------------------
                 $1,000,000    Maximum Rider Benefit (MRB)
-----------------------------------------------------------------------------------------------------------------------------------
                 $40,000.00    Rider Base at issue (RBI) (equal to the greater
                               of the death benefit proceeds on the Rider Date
                               or the Annuity Value on that date)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
At Partial       $50,000.00    Annuity Value before partial surrender (AV)
Surrender
-----------------------------------------------------------------------------------------------------------------------------------
                 $15,000.00    Partial Surrender (PS)
-----------------------------------------------------------------------------------------------------------------------------------
                 $12,000.00    Withdrawal Adjustment to Base (WAB) = PS * RBI / AV = 15,000 * 40,000 / 50,000
-----------------------------------------------------------------------------------------------------------------------------------
                 $28,000.00    Rider Base after partial surrender (RB) = RBI - WAB = 40,000 - 12,000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
At Death         $70,000.00    Death Benefit Proceeds (DBP)
-----------------------------------------------------------------------------------------------------------------------------------
                 $42,000.00    Rider Earnings (RE) = DBP - RB = 70,000 - 28,000
-----------------------------------------------------------------------------------------------------------------------------------
                 $16,800.00    Additional Earnings Rider Amount = lesser of
                               a)       RE * AEF = 42,000 * 40% = 16,800 or
                               b)       REL * RB  * AEF = 250% * 28,000 * 40% = 28,000 or
                               c)       MRB = 1,000,000.
-----------------------------------------------------------------------------------------------------------------------------------

Death of Owner. Federal tax law requires that if any owner (including any surviving joint owner who has become a current owner) dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where
(1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Certain Federal Income Tax Consequences on page 8 for a detailed description of these rules. Other rules may apply to qualified Contracts.

If an owner (or a surviving joint owner) is not the annuitant and dies before the annuitant:

- if no beneficiary is named and alive on the death report day, the owner's estate will become the new owner. The cash value must be distributed within five years of the former owner's death;
- if the beneficiary is alive and is the owner's spouse, the Contract will continue with the spouse as the new owner; or
- if the beneficiary is alive and is not the owner's spouse, the beneficiary will become the new owner. The cash value must be distributed either:
         -        within five years of the former owner's death; or

- over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner's death; or
- over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner's death.

We may use the "account-based" method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary's current life expectancy, with payments beginning with one year of the deceased owner's death.

Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant who is an owner died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at an owner's death preventing such election.

If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this Contract will continue. In the event of joint owners, the younger joint owner will automatically become the new annuitant and this Contract will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.

Assuming no joint owners, if the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant's spouse who elects to continue the Contract, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner's death, or (2) payments must begin no later than one year after the annuitant/deceased owner's death and must be made (i) for the beneficiary's lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary's life expectancy). Payments may be made in accordance with the "account-based" method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary's current life expectancy, with payments beginning within one year of the deceased owner's death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner's death. If the sole beneficiary is the annuitant/deceased owner's surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See Certain Federal Income Tax Consequences on page 8.) We will increase the annuity value as of the death report day to equal the amount of the death benefit proceeds as of the death report day.

As of May 1, 2002, if a beneficiary elects to receive the death benefit proceeds under option (1) or (2)(ii) in the preceding paragraph, then we will:
(a) allow the beneficiary to make partial surrenders and transfers among the subaccounts and the fixed account during the distribution period; (b) not permit annuitization at the end of the distribution period; and (c) if the beneficiary dies during the distribution period, pay the remaining value of the Contract first to the contingent beneficiary named by the owner. If no contingent beneficiary is named, then we will make payments to the beneficiary's estate. The beneficiary is not permitted to name his or her own beneficiary, unless the Contract is an IRA.

Beginning July 1, 2002, if a beneficiary or joint owner elects to receive the death benefit proceeds under alternate payment option (1) or 2(ii) above, then we will: (a) allow partial surrenders and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the Contract year; (c) deduct the annual Contract charge each Contract year; and (4) not permit payment of the death benefit proceeds under the annuity provisions of the Contract upon complete distribution.

If there are joint owners, the annuitant is not an owner, and one joint owner dies prior to the maturity date, the surviving joint owner as sole owner may surrender the Contract at any time for the Contract's cash value.

Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant's lifetime by sending written notice to us at our administrative office. A beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary.) The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our administrative office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary's creditors.

ASSIGNMENT

During the annuitant's lifetime and prior to the maturity date (subject to any irrevocable beneficiary's rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

With regard to qualified Contracts, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

PROOF OF AGE, GENDER AND SURVIVAL

We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

NON-PARTICIPATING

The Contract will not share in Western Reserve's surplus earnings; no dividends will be paid.

EMPLOYEE AND AGENT PURCHASES

The Contract may be acquired by an employee or registered representative of any broker/dealer authorized to sell the Contract or by their spouse or minor children, or by an officer, director, trustee or bona fide full-time employee of Western Reserve or its affiliated companies or their spouse or minor children. In such a case, we may credit an amount equal to a percentage of each premium payment to the Contract due to lower acquisition costs we experience on those purchases. The credit will be reported to the Internal Revenue Service ("IRS") as taxable income to the employee or registered representative. We may offer, in our discretion, certain employer sponsored savings plans, waived fees and charges including, but not limited to, the annual Contract charge, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the Contract or reductions in these fees and charges will not be unfairly discriminatory against any owner.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

THE FOLLOWING SUMMARY DOES NOT CONSTITUTE TAX ADVICE. IT IS A GENERAL DISCUSSION OF CERTAIN OF THE EXPECTED FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN AND DISTRIBUTIONS WITH RESPECT TO A CONTRACT BASED ON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, PROPOSED AND FINAL TREASURY REGULATIONS THEREUNDER, JUDICIAL AUTHORITY, AND CURRENT ADMINISTRATIVE RULINGS AND PRACTICE. THIS SUMMARY DISCUSSES ONLY CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO "UNITED STATES PERSONS," AND DOES NOT DISCUSS STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES. UNITED STATES PERSONS MEANS CITIZENS OR RESIDENTS OF THE UNITED STATES, DOMESTIC CORPORATIONS, DOMESTIC PARTNERSHIPS AND TRUSTS OR ESTATES THAT ARE SUBJECT TO UNITED STATES FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF THEIR INCOME.

TAX STATUS OF THE CONTRACT

The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under section 817(h) (Treas. Reg. ss. 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the funds and their portfolios, intends to comply with the diversification requirements of the Treasury.

Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified contracts from application of the diversification rules, the investment vehicle for Western Reserve's qualified Contracts (i.e., the funds) will be structured to comply with the diversification standards because it serves as the investment vehicle for nonqualified contracts as well as qualified contracts.

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. Several years ago, the IRS stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of underlying assets."

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a Contract has the choice of one or more subaccounts in which to allocate premiums and annuity values and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in owners being treated as the owners of the assets of the separate account. We, therefore, reserve the right to modify the Contracts as necessary to attempt to prevent the owners from being considered the owners of a pro rata share of the assets of the separate account.

Distribution Requirements. The Code also requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of an owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the maturity date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the maturity date, the entire interest in the contract must generally be distributed within five years after such owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner's death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner's death occurs prior to the maturity date, and such owner's surviving spouse is named beneficiary, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of the owner. The Contract contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

Withholding. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld and properly notifies us. For certain qualified Contracts, certain distributions are subject to mandatory withholding. The withholding rate varies according to the type of distribution and the owner's tax status. For qualified Contracts, "eligible rollover distributions" from section 401(a) plans, section 403(a) annuities and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is a distribution from such a plan, except certain distributions such as distributions required by the Code, hardship distributions, certain after-tax contributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, if the owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Qualified Contracts. The qualified Contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement anD minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Contracts and our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

For qualified plans under sections 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in A specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the Contract that satisfy applicable tax rules.

We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity ("IRA") under section 408(b) of the Code, a Contract must contain certain provisions: (i) the owner must be the annuitant;
(ii) the Contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the Contract as collateral security; (iii) subject to special rules, the total premium payments for any tax year on behalf of any individual may not exceed $3,000 for 2002 ($3,500 if age 50 or older by the end of 2002), except in the case of a rollover amount or contribution under sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2 and must be made in a specified form and manner; (v) aN annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the annuity value; and (vii) the entire interest of the owner is non-forfeitable. Contracts intended to qualify as traditional IRAs under section 408(b) of the Code contain such provisions. No regular contributions may be made. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

No part of the funds for an IRA, including a Roth IRA, may be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity contract that provides a death benefit that equals the greater of the premiums paid or the cash value for the contract. The Contract provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the Contract as an IRA under section 408 of the Code. The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision, such as the provision in the Contract, comports with IRA qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $3,000 for 2002 ($3,500 if age 50 or older by the end of 2002). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made five tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All otheR distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if the amounts are distributed within the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, required distributions at death are generally the same.

Section 403(b) Plans. Under section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase Contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor. Additionally, in accordance with the requirements of the Code, section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Corporate Pension, Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan (as that term is used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental section 457 plans, all such investments, however, are owned by the sponsoring employer, and are subject to the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

TAXATION OF WESTERN RESERVE

Western Reserve at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to the separate account.

                             INVESTMENT EXPERIENCE

ACCUMULATION UNITS

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of a fund less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, premium payments are converted into accumulation units of the subaccount. At the end of any valuation period, a subaccount's value is equal to the number of units that your Contract has in the subaccount, multiplied by the accumulation unit value of the subaccount.

The number of units that your Contract has in each subaccount is equal to:

1.       The initial units purchased on the Contract date; plus
2. Units purchased at the time additional premium payments are allocated to the subaccount; plus
3. Units purchased through transfers from another subaccount or the fixed account; minus
4.       Any units that are redeemed to pay for partial surrenders; minus
5. Any units that are redeemed as part of a transfer to another subaccount or the fixed account; minus
6. Any units that are redeemed to pay the annual Contract charge, any premium taxes, any rider charges and any transfer charge.

The value of an accumulation unit was arbitrarily established at $10.00 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of the regular session of business on the NYSE (currently 4:00 p.m. Eastern Time), on each day the NYSE is open.

ACCUMULATION UNIT VALUE

The accumulation unit value will vary from one valuation period to the next depending on the investment returns experienced by each subaccount. The accumulation unit value for each subaccount at the end of a valuation period is the result of:

1. The total value of the assets held in the subaccount. This value is determined by multiplying the number of shares of the designated fund portfolio owned by the subaccount times the portfolio's net asset value per share; minus
2. The accrued daily percentage for the mortality and expense risk charge and the administrative charge multiplied by the net assets of the subaccount; minus

3. The accrued amount of reserve for any taxes that are determined by us to have resulted from the investment operations of the subaccount; divided by
4.       The number of outstanding units in the subaccount.

During the accumulation period, the mortality and expense risk charge is deducted at an annual rate of 1.25% of net assets for each day in the valuation period (1.40% if the compounding/annual step-up death benefit is added) and compensates us for certain mortality and expense risks. The administrative charge is deducted at an annual rate of 0.40% of net assets for each day in the valuation period and compensates us for certain administrative expenses. The accumulation unit value may increase, decrease, or remain the same from valuation period to valuation period.

ANNUITY UNIT VALUE AND ANNUITY PAYMENT RATES

The discussion in this section assumes the Guaranteed Minimum Income Benefit Rider is not included in the Contract.

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a) is the variable annuity unit value for that subaccount on the immediately preceding business day;
(b) is the net investment factor for that subaccount for the valuation period; and
(c)      is the investment return adjustment factor for the valuation period.

The investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)      is the result of:

         (1) the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus
         (2) the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
         (3) a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.

(ii) is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii) is a factor representing the separate account annuitization charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of a portfolio share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options - Determination of the First Variable and Fixed Payment on page 4, which contains a table for determining the adjusted age of the annuitant.

              ILLUSTRATION OF CALCULATIONS FOR ANNUITY UNIT VALUE
                         AND VARIABLE ANNUITY PAYMENTS

          FORMULA AND ILLUSTRATION FOR DETERMINING ANNUITY UNIT VALUE

Annuity unit value = ABC

Where: A =        Annuity unit value for the immediately preceding valuation period.
                  Assume.....................................................................................  = $X

       B =        Net investment factor for the valuation period for which the annuity unit value is being calculated.
                  Assume....................................................................................... = Y

       C =        A factor to neutralize the assumed interest rate of 5% built into the annuity tables used.
                  Assume....................................................................................... = Z

Then, the annuity unit value is:    $XYZ = $Q

               FORMULA AND ILLUSTRATION FOR DETERMINING AMOUNT OF
                     FIRST MONTHLY VARIABLE ANNUITY PAYMENT

First monthly variable annuity payment =      AB
                                              --
                                           $1,000

Where: A =        The annuity value as of the maturity date.
                  Assume.........................................................................  = $X

       B =        The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract.
                  Assume.........................................................................  = $Y

Then, the first monthly variable annuity payment = $XY = $Z
                                                   --------
                                                     1,000

      FORMULA AND ILLUSTRATION FOR DETERMINING THE NUMBER OF ANNUITY UNITS
              REPRESENTED BY EACH MONTHLY VARIABLE ANNUITY PAYMENT

Number of annuity units =  A
                           -
                           B

Where: A =        The dollar amount of the first monthly variable annuity payment.
                  Assume.........................................................................  = $X

       B =        The annuity unit value for the valuation date on which the first monthly payment is due.
                  Assume.........................................................................  = $Y

Then, the number of annuity units =   $X = Z
                                      --
                                      $Y

GUARANTEED MINIMUM INCOME BENEFIT RIDER- HYPOTHETICAL ILLUSTRATIONS

This discussion assumes the rider is included in the Contract.

Illustrations of Guaranteed Minimum Monthly Payments. Under a variable annuity payment option, the amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 premium when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent premium payments, loans or partial surrenders, that there were no premium taxes and that the $100,000 premium is annuitized under the rider. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the Contract is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 1.10% guaranteed minimum payment fee plus the 1.40% separate account annuitization charge, provided no upgrade in minimum annuitization value has occurred).

Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.

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RIDER ANNIVERSARY AT
EXERCISE DATE                             MALE                           FEMALE                      JOINT & SURVIVOR
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                               LIFE ONLY         LIFE 10       LIFE ONLY         LIFE 10        LIFE ONLY         LIFE 10
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10 (age 70)                    $ 1,112           $ 1,099        $ 1,035          $   999         $   876          $   870
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15                               1,787             1,605          1,663            1,545           1,366            1,349
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20 (age 80)                      2,960             2,440          2,777            2,392           2,200            2,116
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Life Only = Life Annuity with No Period Certain
Life 10 = Life Annuity with 10 Years Certain

These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable investment option.

Partial surrenders will affect the minimum annuitization value as follows: Each rider year, partial surrenders up to the limit of the minimum annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum annuitization value on a dollar-for-dollar basis. Partial surrenders over this limit will reduce the minimum annuitization value by an amount equal to the excess partial surrender amount multiplied by the ratio of the minimum annuitization value immediately prior to the excess partial surrender to the annuity value immediately prior to the excess partial surrender.

The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the annuitant's (and joint annuitant's, if any) gender (or without regard to gender if required by law), age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the "Annuity 2000" mortality table improved to the year 2005 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The scheduled payment on each subsequent rider anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a rider year is greater than the scheduled payment for that Contract year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the Contract to fund the deficiency. Purchases and reductions of annuity units will be allocated to each subaccount on a proportionate basis.

We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate us for this risk, the guaranteed minimum payment fee, mortality and expense risk and administrative charges will be deducted.

Illustrations of Annuity Payment Values Between the Contract and the Guaranteed Minimum Income Benefit Rider. The following graphs have been prepared to show how different rates of return affect your variable annuity payments over time when you can annuitize under the Contract or the Guaranteed Minimum Income Benefit Rider. The graphs incorporate hypothetical rates of return and we do not guarantee that you will earn these returns for any one year or any sustained period of time. The graphs are for illustrative purposes only and do not represent past or future investment returns.

Your variable annuity payment may be more or less than the income shown if the actual returns of the subaccounts are different from those illustrated. Since it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will , in addition to the investment performance of the subaccounts, also depend on how long you live and whether you choose to annuitize under the rider.

Another factor that determines the amount of your variable annuity payment is the assumed investment return ("AIR"). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolios underlying the subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolios underlying the subaccounts, net of all charges, is less than the AIR. If you annuitize under the rider, we guarantee that each subsequent payment will equal to or greater than your initial payment.

The Hypothetical Illustration based on 10% Gross Rate graph below illustrates differences in monthly variable annuity payments assuming a 10% investment return between annuitizing under the Contract and the rider.

- The graph for the Contract assumes an annuity value ("AV") of $150,000; the entire annuity value was allocated to variable annuity payments; the AIR is 5%; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 1.40%. This results in the receipt of an initial annuity payment in the amount of $1,060.50.

- The graph for the rider assumes a Minimum Annuitization Value ("MAV") of $180,000; the entire MAV was allocated to variable annuity payments; the AIRs are 3% for the initial payment and 5% for all subsequent payments; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 2.50%. This results in the receipt of an initial annuity payment in the amount of $1,054.80.

- The graph illustrates gross returns of 10.00% (net returns after expenses and after AIR deduction are 3.60% for the Contract and 2.50% for the rider).

                                    [GRAPH]

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                            Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses(*)
-----------------------------------------------------------------------------------------------------------------------------------
                   Monthly Payment at the Beginning of       Annuitization under         Annuitization under
                               Contract Year                Contract (AV=$150,000)       Rider (MAV=$180,000)
-----------------------------------------------------------------------------------------------------------------------------------
                                     1                              $ 1,060.50                $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                     2                              $ 1,098.68                $ 1,082.32
-----------------------------------------------------------------------------------------------------------------------------------
                                     3                              $ 1,138.23                $ 1,110.68
-----------------------------------------------------------------------------------------------------------------------------------
                                     4                              $ 1,179.21                $ 1,139.80
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     5                              $ 1,221.66                $ 1,169.72
-----------------------------------------------------------------------------------------------------------------------------------
                                     6                              $ 1,265.64                $ 1,200.45
-----------------------------------------------------------------------------------------------------------------------------------
                                     7                              $ 1,311.20                $ 1,232.03
-----------------------------------------------------------------------------------------------------------------------------------
                                     8                              $ 1,358.40                $ 1,264.48
-----------------------------------------------------------------------------------------------------------------------------------
                                     9                              $ 1,407.31                $ 1,297.81
-----------------------------------------------------------------------------------------------------------------------------------
                                    10                              $ 1,457.97                $ 1,332.07
-----------------------------------------------------------------------------------------------------------------------------------
                                    11                              $ 1,510.46                $ 1,367.27
-----------------------------------------------------------------------------------------------------------------------------------
                                    12                              $ 1,564.83                $ 1,403.44
-----------------------------------------------------------------------------------------------------------------------------------
                                    13                              $ 1,621.17                $ 1,440.61
-----------------------------------------------------------------------------------------------------------------------------------
                                    14                              $ 1,679.53                $ 1,478.80
-----------------------------------------------------------------------------------------------------------------------------------
                                    15                              $ 1,739.99                $ 1,518.05
-----------------------------------------------------------------------------------------------------------------------------------
                                    16                              $ 1,802.63                $ 1,558.37
-----------------------------------------------------------------------------------------------------------------------------------
                                    17                              $ 1,867.53                $ 1,599.81
-----------------------------------------------------------------------------------------------------------------------------------
                                    18                              $ 1,934.76                $ 1,642.39
-----------------------------------------------------------------------------------------------------------------------------------
                                    19                              $ 2,004.41                $ 1,686.13
-----------------------------------------------------------------------------------------------------------------------------------
                                    20                              $ 2,076.57                $ 1,731.07
-----------------------------------------------------------------------------------------------------------------------------------
(*) The corresponding net returns are 3.60% and 2.50%.
-----------------------------------------------------------------------------------------------------------------------------------

                                    [GRAPH]

-----------------------------------------------------------------------------------------------------------------------------------
                            Monthly Payments Assuming 0% Gross Return Net of Portfolio Expenses(*)
-----------------------------------------------------------------------------------------------------------------------------------
                   Monthly Payment at the Beginning of       Annuitization under         Annuitization under
                               Contract Year                Contract (AV=$150,000)       Rider (MAV=$180,000)
-----------------------------------------------------------------------------------------------------------------------------------
                                     1                            $ 1,060.50                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                     2                              $ 992.63                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                     3                              $ 929.10                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                     4                              $ 869.64                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     5                              $ 813.98                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                     6                              $ 761.89                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                     7                              $ 713.13                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                     8                              $ 667.49                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                     9                              $ 624.77                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                    10                              $ 584.78                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                    11                              $ 547.36                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                    12                              $ 512.32                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                    13                              $ 479.54                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                    14                              $ 448.85                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                    15                              $ 420.12                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                    16                              $ 393.23                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                    17                              $ 368.06                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                    18                              $ 344.51                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                    19                              $ 322.46                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
                                    20                              $ 301.82                  $ 1,054.80
-----------------------------------------------------------------------------------------------------------------------------------
(*) The corresponding net returns are -6.40% and -7.50%.
-----------------------------------------------------------------------------------------------------------------------------------

The Hypothetical Illustration based on 0% Gross Rate graph above illustrates differences in monthly variable annuity payments assuming 0% investment return between selecting annuitization under the Contract and rider. The assumptions are the same as the above except the 0% gross rate. The graph illustrates gross returns of 0.00% (net returns after expenses and after the AIR deduction) are -6.4% for the Contract and -7.5% for the rider.

The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the Contract and the rider may be higher or lower, will vary from year to year, and will depend on how you allocate among the subaccounts. The separate account charge is assumed to be at an annual rate of 1.40% of average daily net assets for the Contract, which increases to 2.50% of the average daily net assets if you annuitize under one of the rider variable payment options.

Upon request, we will furnish you with a customized illustration based on your individual circumstances and choice of annuity options.

                          HISTORICAL PERFORMANCE DATA

MONEY MARKET YIELDS

Yield - The yield quotation set forth in the prospectus for the WRL Transamerica Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the WRL Transamerica Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Effective Yield - The effective yield quotation for the WRL Transamerica Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the WRL Transamerica Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

             EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) - 1

The effective yield is shown at least to the nearest hundredth of one percent.

Hypothetical Charge - For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period. Such fees and charges include the $30 annual Contract charge, calculated on the basis of an average Contract size of $65,528, which translates into a charge of 0.05%. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract. No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the WRL Transamerica Money Market subaccount and the fund are excluded from the calculation of yield.

The yield on amounts held in the WRL Transamerica Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The WRL Transamerica Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the WRL Transamerica Money Market, the types and quality of portfolio securities held by the WRL Transamerica Money Market and its operating expenses. For the seven days ended December 31, 2001, the yield of the WRL Transamerica Money Market subaccount was 0.26%, and the effective yield was 0.26%, assuming selection of the standard death benefit.

OTHER SUBACCOUNT YIELDS

The yield quotations for all of the subaccounts, except the WRL Transamerica Money Market subaccount, representing the accumulation period set forth in the prospectus is based on the 30-day period ended on the date of the most recent balance sheet of the separate account and are computed by dividing the net investment income per unit earned during the period by the maximum offering price per unit on the last date of the period, according to the following formula:

                     YIELD = 2[(a - b +1)6 -1]
                                -----
                                  cd

Where:   a = net investment income earned during the period by the corresponding portfolio of the fund attributable to shares owned by the subaccount.
         b = expenses accrued for the period (net of reimbursement).
         c = the average daily number of units outstanding during the period.
         d = the maximum offering price per unit on the last day of the period.

For purposes of the yield quotations for all of the subaccounts, except the WRL Transamerica Money Market subaccount, the calculations take into account all fees that are charged to all owner accounts during the accumulation period. Such fees include the $30 annual Contract charge, calculated on the basis of a separate account value per Contract of $65,528, which translates into a charge of 0.05%. The calculations do not take into account any premium taxes or any transfer charges.

Premium taxes currently range from 0% to 3.5% of premium payments depending upon the jurisdiction in which the Contract is delivered.

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount's actual yield is affected by the types and quality of its investments and its operating expenses. For the 30 days ended December 31, 2001, the yield of the WRL AEGON Bond subaccount was 3.55%.

TOTAL RETURNS

The total return quotations set forth in the prospectus for all subaccounts, except the WRL Transamerica Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, five and ten-year periods (or, while a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

                                P(1 + T)n = ERV

Where:   P               = a hypothetical initial payment of $1,000
         T               = average annual total return
         n               = number of years
         ERV             = ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of each period at the end of each period.

For purposes of the total return quotations for all of the subaccounts, except the WRL Transamerica Money Market subaccount, the calculations take into account all current fees that are charged under the Contract to all owner accounts during the accumulation period except the 0.35% for the optional Guaranteed Minimum Income Benefit Rider and the 0.35% optional Additional Earnings Rider. Such fees include the mortality and expense risk charge, the administrative charge and the $30 annual Contract charge, calculated on the basis of an average Contract size of $65,528, which translates into a charge of 0.05%. (The calculations may also reflect the mortality and expense risk charge for the compounding/annual step-up death benefit.) The calculations do not reflect any deduction for premium taxes or any transfer charge that may be applicable to a particular Contract.

OTHER PERFORMANCE DATA

We may present the total return data stated in the prospectus on a non-standard basis. This means that the data will not be reduced by all the fees and charges under the Contract and that the data may be presented for different time periods and for different premium payment amounts. NON-STANDARD PERFORMANCE DATA WILL ONLY BE DISCLOSED IF STANDARD PERFORMANCE DATA FOR THE REQUIRED PERIODS IS ALSO DISCLOSED.

We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

                                  (1 + T)n - 1

Where:                   T and n are the same values as above


In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge of 1.25% (1.40% if the compounding/annual death benefit is added), the administrative charge of 0.40%, and the $30 annual Contract charge (based on an average Contract size of $65,528, the annual Contract charge translates into a charge of 0.05%). Such data may or may not assume a complete surrender of the Contract at the end of the period. THE CHARGE FOR THE OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT RIDER OF 0.35% OF THE MINIMUM ANNUITIZATION VALUE AND THE ADDITIONAL EARNINGS RIDER OF 0.35% OF ANNUITY VALUE WILL NOT BE DEDUCTED.

ADVERTISING AND SALES LITERATURE

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance,
(2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of premium payments made on a "before tax" basis through a tax-qualified plan with those made on an "after tax" basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of premium payments.

As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

                               PUBLISHED RATINGS

We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Rating Services, Moody's Investors Service, Inc. and Fitch Ratings. A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Fitch Ratings provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance contracts in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-contract obligations such as debt or commercial paper obligations. These ratings do not apply to the separate account, its subaccounts, the funds or their portfolios, or to their performance.

                                 ADMINISTRATION

Western Reserve performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

                              RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by AEGON/Transamerica Fund Services, Inc. As presently required by the 1940 Act and regulations promulgated thereunder, Western Reserve will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction including: premium payments, transfers, partial surrenders, and a complete surrender, and any other reports required by law or regulation.

                         DISTRIBUTION OF THE CONTRACTS

AFSG Securities Corporation ("AFSG"), an affiliate of Western Reserve, is the principal underwriter of the Contracts. AFSG is located at 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). AFSG will not be compensated for its services as principal underwriter of the Contracts.

AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Funds' shares held for the Contracts as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Contracts as compensation for providing certain recordkeeping services.

The Contracts are offered to the public through broker/dealers licensed under the federal securities laws and state insurance laws and who have entered into written sales agreements with AFSG, including InterSecurities, Inc., World Group Securities, Inc., Transamerica Capital, Inc. and Transamerica Financial Advisors, Inc., all affiliates of Western Reserve. We will generally pay broker/dealers sales commissions in an amount equal to 1.25% of first-year premium payments. In addition, broker/dealers may receive commissions on an ongoing basis of up to 1.25% of the annuity value in each Contract year, starting with the second Contract year, provided the Contract has an annuity value of $25,000 or more in the subaccounts. In addition, broker/dealers may receive bonuses based on production and persistency. These ongoing commissions are provided when the Contract has an annuity value of $5,000 or more in the subaccounts. These commissions are not deducted from premium payments. Subject to applicable federal and state laws and regulations, we may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker/dealers for their sale of the Contracts.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker/dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on sales of the Contracts, including other sales incentives, are not directly charged to Contract owners or the separate account.

During fiscal years 2001 and 2000, the amounts paid to AFSG in connection with all contracts sold through the separate account were $56,595,212 and $113,821,344, respectively. No amounts were retained by AFSG.

We offer the Contracts on a continuous basis. We anticipate continuing the offering of the Contracts. However, we reserve the right to discontinue the offering at any time.

                                 OTHER PRODUCTS

Western Reserve makes other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment choices or charges.

                               CUSTODY OF ASSETS

The assets of the separate account are held by Western Reserve. The assets of the separate account are kept physically segregated and held apart from our general account and any other separate account. AEGON/Transamerica Fund Services, Inc. maintains records of all purchases and redemptions of shares of the funds. Additional protection for the assets of the separate account is provided by a blanket bond issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $10 million.

                                 LEGAL MATTERS

Sutherland Asbill & Brennan LLP has provided advice on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts. All matters of Ohio law pertaining to the Contracts, including the validity of the Contracts and Western Reserve's right to issue the Contracts under Ohio insurance law, have been passed upon by Thomas E. Pierpan, Esq.,Senior Vice President, General Counsel and Assistant Secretary of Western Reserve.

                              INDEPENDENT AUDITORS

The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Western Reserve for the year ended December 31, 2001. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764

                               OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                              FINANCIAL STATEMENTS

The values of an owner's interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Western Reserve's financial statements, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Financial statements for Western Reserve as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Contract Owners
  of the WRL Series Annuity Account
Western Reserve Life Assurance Company of Ohio

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Annuity Account (the "Separate Account," a separate account of Western Reserve Life Assurance Co. of Ohio) as of December 31, 2001, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2001, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Annuity Account at December 31, 2001, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Des Moines, Iowa
January 31, 2002

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2001
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                                                                              WRL
                                                      WRL           WRL           WRL           WRL           LKCM
                                                  J.P. MORGAN      AEGON         JANUS         JANUS       STRATEGIC
                                                  MONEY MARKET      BOND        GROWTH        GLOBAL      TOTAL RETURN
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares...........................      379,071        17,322         34,260        39,049       24,183
                                                   =========     =========    ===========   ===========    =========
    Cost.......................................    $ 379,071     $ 200,351    $ 1,914,704   $ 1,023,642    $ 380,273
                                                   =========     =========    ===========   ===========    =========
  Investment, at net asset value...............    $ 379,071     $ 207,169    $ 1,118,595   $   715,372    $ 348,959
  Dividend receivable..........................           62             0              0             0            0
  Transfers receivable from depositor..........        8,860             5          1,122             0            1
                                                   ---------     ---------    -----------   -----------    ---------
    Total assets...............................      387,993       207,174      1,119,717       715,372      348,960
                                                   ---------     ---------    -----------   -----------    ---------
LIABILITIES:
  Accrued expenses.............................            0             0              0             0            0
  Transfers payable to depositor...............       (1,059)       (1,603)             0        (1,869)      (1,903)
                                                   ---------     ---------    -----------   -----------    ---------
    Total liabilities..........................       (1,059)       (1,603)             0        (1,869)      (1,903)
                                                   ---------     ---------    -----------   -----------    ---------
    Net assets.................................    $ 386,934     $ 205,571    $ 1,119,717   $   713,503    $ 347,057
                                                   =========     =========    ===========   ===========    =========
NET ASSETS CONSISTS OF:
  Contract owners' equity:
    Class A....................................    $  78,284     $  47,689    $   423,902   $   206,986    $ 106,001
    Class B....................................      300,383       155,083        687,975       504,178      238,244
    Class C....................................        7,724         2,764          7,200         2,084        2,599
    Class D....................................          543            35            603           238          152
  Depositor's equity:
    Class A....................................            0             0              0             0            0
    Class B....................................            0             0             37            17           37
    Class C....................................            0             0              0             0            0
    Class D....................................            0             0              0             0           24
                                                   ---------     ---------    -----------   -----------    ---------
    Net assets applicable to units
      outstanding..............................    $ 386,934     $ 205,571    $ 1,119,717   $   713,503    $ 347,057
                                                   =========     =========    ===========   ===========    =========
  Contract owners' units:
    Class A....................................        4,889         2,020          8,639         6,380        5,179
    Class B....................................       22,584         9,621         29,247        15,750       11,794
    Class C....................................          719           238          1,340           297          276
    Class D....................................           51             3            112            34           16
  Depositor's units:
    Class A....................................            0             0              0             0            0
    Class B....................................            0             0              2             1            2
    Class C....................................            0             0              0             0            0
    Class D....................................            0             0              0             0            3
  Total units outstanding:
    Class A....................................        4,889         2,020          8,639         6,380        5,179
    Class B....................................       22,584         9,621         29,249        15,751       11,796
    Class C....................................          719           238          1,340           297          276
    Class D....................................           51             3            112            34           19
  Accumulation unit value:
    Class A....................................    $   16.01     $   23.61    $     49.07   $     32.44    $   20.47
    Class B....................................        13.30         16.12          23.52         32.01        20.20
    Class C....................................        10.74         11.59           5.37          7.02         9.41
    Class D....................................        10.73         11.58           5.37          7.01         9.40

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2001
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                       WRL          WRL                       WRL           WRL
                                                   VAN KAMPEN      ALGER         WRL       FEDERATED    TRANSAMERICA
                                                    EMERGING     AGGRESSIVE     AEGON       GROWTH &       VALUE
                                                     GROWTH        GROWTH      BALANCED      INCOME       BALANCED
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares............................       33,163       24,307        6,331       14,289        14,337
                                                   ===========   =========     ========    =========     =========
    Cost........................................   $1,206,265    $ 623,569     $ 80,203    $ 197,907     $ 195,330
                                                   ===========   =========     ========    =========     =========
  Investment, at net asset value................   $  644,696    $ 397,181     $ 80,464    $ 218,342     $ 190,533
  Dividend receivable...........................            0            0            0            0             0
  Transfers receivable from depositor...........            3           35          138          135            82
                                                   -----------   ---------     --------    ---------     ---------
    Total assets................................      644,699      397,216       80,602      218,477       190,615
                                                   -----------   ---------     --------    ---------     ---------
LIABILITIES:
  Accrued expenses..............................            0            0            0            0             0
  Transfers payable to depositor................       (1,406)        (696)           0          (63)          (32)
                                                   -----------   ---------     --------    ---------     ---------
    Total liabilities...........................       (1,406)        (696)           0          (63)          (32)
                                                   -----------   ---------     --------    ---------     ---------
    Net assets..................................   $  643,293    $ 396,520     $ 80,602    $ 218,414     $ 190,583
                                                   ===========   =========     ========    =========     =========
NET ASSETS CONSISTS OF:
  Contract owners' equity:
    Class A.....................................   $  163,092    $  69,616     $ 15,370    $  40,167     $  45,217
    Class B.....................................      475,277      324,091       64,537      174,484       143,650
    Class C.....................................        4,417        2,491          626        3,718         1,692
    Class D.....................................          491          307           69           45            24
  Depositor's equity:
    Class A.....................................            0            0            0            0             0
    Class B.....................................           16           15            0            0             0
    Class C.....................................            0            0            0            0             0
    Class D.....................................            0            0            0            0             0
                                                   -----------   ---------     --------    ---------     ---------
    Net assets applicable to units
      outstanding...............................   $  643,293    $ 396,520     $ 80,602    $ 218,414     $ 190,583
                                                   ===========   =========     ========    =========     =========
  Contract owners' units:
    Class A.....................................        4,479        2,841        1,021        1,806         2,509
    Class B.....................................       13,225       13,381        4,336        7,937         8,056
    Class C.....................................          640          383           63          255           147
    Class D.....................................           71           47            7            3             2
  Depositor's units:
    Class A.....................................            0            0            0            0             0
    Class B.....................................            0            1            0            0             0
    Class C.....................................            0            0            0            0             0
    Class D.....................................            0            0            0            0             0
  Total units outstanding:
    Class A.....................................        4,479        2,841        1,021        1,806         2,509
    Class B.....................................       13,225       13,382        4,336        7,937         8,056
    Class C.....................................          640          383           63          255           147
    Class D.....................................           71           47            7            3             2
  Accumulation unit value:
    Class A.....................................   $    36.41    $   24.50     $  15.06    $   22.24     $   18.02
    Class B.....................................        35.94        24.22        14.88        21.98         17.83
    Class C.....................................         6.90         6.51         9.96        14.59         11.53
    Class D.....................................         6.89         6.50         9.95        14.58         11.52

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2001
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                                                                                 WRL
                                                       WRL           WRL             WRL            WRL         THIRD
                                                     C.A.S.E.        NWQ        INTERNATIONAL       GE          AVENUE
                                                      GROWTH     VALUE EQUITY      EQUITY       U.S. EQUITY     VALUE
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares..............................      4,534         7,808          2,802          10,323        8,752
                                                     ========     =========       ========       =========    =========
    Cost..........................................   $ 52,914     $ 106,048       $ 23,399       $ 158,816    $ 120,066
                                                     ========     =========       ========       =========    =========
  Investment, at net asset value..................   $ 29,111     $ 110,011       $ 21,435       $ 139,568    $ 127,084
  Dividend receivable.............................          0             0              0               0            0
  Transfers receivable from depositor.............        199             3             32             225          254
                                                     --------     ---------       --------       ---------    ---------
    Total assets..................................     29,310       110,014         21,467         139,793      127,338
                                                     --------     ---------       --------       ---------    ---------
LIABILITIES:
  Accrued expenses................................          0             0              0               0            0
  Transfers payable to depositor..................          0           (70)          (257)              0            0
                                                     --------     ---------       --------       ---------    ---------
    Total liabilities.............................          0           (70)          (257)              0            0
                                                     --------     ---------       --------       ---------    ---------
    Net assets....................................   $ 29,310     $ 109,944       $ 21,210       $ 139,793    $ 127,338
                                                     ========     =========       ========       =========    =========
NET ASSETS CONSISTS OF:
  Contract owners' equity:
    Class A.......................................   $  5,314     $  29,428       $  3,872       $  32,248    $  29,496
    Class B.......................................     23,714        79,151         16,692         105,491       95,623
    Class C.......................................        223         1,296            478           1,458        2,111
    Class D.......................................         32            69            132             561          108
  Depositor's equity:
    Class A.......................................          0             0              0               0            0
    Class B.......................................          0             0              0              12            0
    Class C.......................................         14             0             18               0            0
    Class D.......................................         13             0             18              23            0
                                                     --------     ---------       --------       ---------    ---------
    Net assets applicable to units outstanding....   $ 29,310     $ 109,944       $ 21,210       $ 139,793    $ 127,338
                                                     ========     =========       ========       =========    =========
  Contract owners' units:
    Class A.......................................        463         1,920            418           2,055        2,000
    Class B.......................................      2,684         5,207          1,815           6,772        6,522
    Class C.......................................         41           113             68             160          142
    Class D.......................................          5             6             18              61            7
  Depositor's units:
    Class A.......................................          0             0              0               0            0
    Class B.......................................          0             0              0               1            0
    Class C.......................................          3             0              3               0            0
    Class D.......................................          3             0              3               3            0
  Total units outstanding:
    Class A.......................................        463         1,920            418           2,055        2,000
    Class B.......................................      2,684         5,207          1,815           6,773        6,522
    Class C.......................................         44           113             71             160          142
    Class D.......................................          8             6             21              64            7
  Accumulation unit value:
    Class A.......................................   $  11.47     $   15.33       $   9.27       $   15.69    $   14.75
    Class B.......................................       8.83         15.20           9.20           15.58        14.66
    Class C.......................................       5.43         11.42           7.02            9.13        14.86
    Class D.......................................       5.43         11.41           7.01            9.13        14.85

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2001
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                                                               WRL
                                                     WRL          WRL                        T. ROWE          WRL
                                                 J.P. MORGAN    GOLDMAN        WRL            PRICE         T. ROWE
                                                 REAL ESTATE     SACHS        MUNDER        DIVIDEND         PRICE
                                                 SECURITIES      GROWTH       NET50          GROWTH        SMALL CAP
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares...........................      2,870         2,753       1,040           3,636           2,771
                                                  ========      ========     =======        ========        ========
    Cost.......................................   $ 30,567      $ 26,720     $ 9,968        $ 34,844        $ 30,204
                                                  ========      ========     =======        ========        ========
  Investment, at net asset value...............   $ 32,168      $ 25,022     $ 8,390        $ 35,164        $ 30,402
  Dividend receivable..........................          0             0           0               0               0
  Transfers receivable from depositor..........         37            53         356             181              44
                                                  --------      --------     -------        --------        --------
    Total assets...............................     32,205        25,075       8,746          35,345          30,446
                                                  --------      --------     -------        --------        --------
LIABILITIES:
  Accrued expenses.............................          0             0           0               0               0
  Transfers payable to depositor...............        (18)            0          (8)              0            (262)
                                                  --------      --------     -------        --------        --------
    Total liabilities..........................        (18)            0          (8)              0            (262)
                                                  --------      --------     -------        --------        --------
    Net assets.................................   $ 32,187      $ 25,075     $ 8,738        $ 35,345        $ 30,184
                                                  ========      ========     =======        ========        ========
NET ASSETS CONSISTS OF:
  Contract owners' equity:
    Class A....................................   $  4,559      $  5,306     $ 1,048        $  6,978        $  7,670
    Class B....................................     26,918        18,628       7,428          26,401          21,765
    Class C....................................        552           606         201           1,473             724
    Class D....................................        158            67          61              21               2
  Depositor's equity:
    Class A....................................          0           202           0             212               0
    Class B....................................          0           224           0             235               0
    Class C....................................          0            21           0               0               0
    Class D....................................          0            21           0              25              23
                                                  --------      --------     -------        --------        --------
    Net assets applicable to units
      outstanding..............................   $ 32,187      $ 25,075     $ 8,738        $ 35,345        $ 30,184
                                                  ========      ========     =======        ========        ========
  Contract owners' units:
    Class A....................................        405           590         124             739             693
    Class B....................................      2,405         2,083         883           2,811           1,974
    Class C....................................         38            73          26             146              79
    Class D....................................         11             8           8               2               0
  Depositor's units:
    Class A....................................          0            23           0              23               0
    Class B....................................          0            25           0              25               0
    Class C....................................          0             3           0               0               0
    Class D....................................          0             3           0               3               3
  Total units outstanding:
    Class A....................................        405           613         124             762             693
    Class B....................................      2,405         2,108         883           2,836           1,974
    Class C....................................         38            76          26             146              79
    Class D....................................         11            11           8               5               3
  Accumulation unit value:
    Class A....................................   $  11.25      $   8.98     $  8.45        $   9.43        $  11.07
    Class B....................................      11.19          8.94        8.41            9.39           11.03
    Class C....................................      14.50          8.22        7.85           10.07            9.13
    Class D....................................      14.49          8.21        7.84           10.06            9.12

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2001
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                                   WRL                             WRL              WRL
                                                    WRL       PILGRIM BAXTER      WRL          VALUE LINE          GREAT
                                                  SALOMON        MID CAP        DREYFUS        AGGRESSIVE       COMPANIES -
                                                  ALL CAP         GROWTH        MID CAP          GROWTH         AMERICA(SM)
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares...........................     13,727          8,591          2,191             792            13,236
                                                 =========      =========       ========         =======         =========
    Cost.......................................  $ 181,992      $ 132,123       $ 25,270         $ 6,656         $ 135,387
                                                 =========      =========       ========         =======         =========
  Investment, at net asset value...............  $ 179,271      $  82,899       $ 24,735         $ 6,411         $ 131,826
  Dividend receivable..........................          0              0              0               0                 0
  Transfers receivable from depositor..........        159             10            260               9               426
                                                 ---------      ---------       --------         -------         ---------
    Total assets...............................    179,430         82,909         24,995           6,420           132,252
                                                 ---------      ---------       --------         -------         ---------
LIABILITIES:
  Accrued expenses.............................          0              0              0               0                 0
  Transfers payable to depositor...............          0           (898)             0               0                 0
                                                 ---------      ---------       --------         -------         ---------
    Total liabilities..........................          0           (898)             0               0                 0
                                                 ---------      ---------       --------         -------         ---------
    Net assets.................................  $ 179,430      $  82,011       $ 24,995         $ 6,420         $ 132,252
                                                 =========      =========       ========         =======         =========
NET ASSETS CONSISTS OF:
  Contract owners' equity:
    Class A....................................  $  34,009      $   8,978       $  3,441         $   917         $  18,856
    Class B....................................    141,303         71,192         20,985           5,115            97,715
    Class C....................................      3,718          1,577            535             122            15,115
    Class D....................................        400            264              6              48               298
  Depositor's equity:
    Class A....................................          0              0              0             158               196
    Class B....................................          0              0              0              20                24
    Class C....................................          0              0              0              20                24
    Class D....................................          0              0             28              20                24
                                                 ---------      ---------       --------         -------         ---------
    Net assets applicable to units
      outstanding..............................  $ 179,430      $  82,011       $ 24,995         $ 6,420         $ 132,252
                                                 =========      =========       ========         =======         =========
  Contract owners' units:
    Class A....................................      2,519            951            306             116             1,927
    Class B....................................     10,510          7,570          1,874             647            10,011
    Class C....................................        304            245             48              15             1,555
    Class D....................................         33             41              1               6                30
  Depositor's units:
    Class A....................................          0              0              0              20                20
    Class B....................................          0              0              0               3                 3
    Class C....................................          0              0              0               3                 3
    Class D....................................          0              0              2               3                 3
  Total units outstanding:
    Class A....................................      2,519            951            306             136             1,947
    Class B....................................     10,510          7,570          1,874             650            10,014
    Class C....................................        304            245             48              18             1,558
    Class D....................................         33             41              3               9                33
  Accumulation unit value:
    Class A....................................  $   13.50      $    9.44       $  11.25         $  7.92         $    9.79
    Class B....................................      13.44           9.40          11.20            7.90              9.76
    Class C....................................      12.24           6.43          11.05            7.87              9.72
    Class D....................................      12.23           6.42          11.04            7.85              9.70

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2001
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                                    WRL             WRL          WRL          WRL
                                                                   GREAT           GREAT       GABELLI        LKCM
                                                                COMPANIES -     COMPANIES -     GLOBAL      CAPITAL
                                                               TECHNOLOGY(SM)    GLOBAL(2)      GROWTH       GROWTH
                                                                 SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares........................................         6,141          1,609         6,054         785
                                                                  ========       ========      ========     =======
    Cost....................................................      $ 35,114       $ 11,707      $ 49,186     $ 5,599
                                                                  ========       ========      ========     =======
  Investment, at net asset value............................      $ 26,100       $ 11,426      $ 49,458     $ 5,281
  Dividend receivable.......................................             0              0             0           0
  Transfers receivable from depositor.......................            93            252            22           5
                                                                  --------       --------      --------     -------
    Total assets............................................        26,193         11,678        49,480       5,286
                                                                  --------       --------      --------     -------
LIABILITIES:
  Accrued expenses..........................................             0              0             0           0
  Transfers payable to depositor............................           (69)             0        (1,137)        (12)
                                                                  --------       --------      --------     -------
    Total liabilities.......................................           (69)             0        (1,137)        (12)
                                                                  --------       --------      --------     -------
    Net assets..............................................      $ 26,124       $ 11,678      $ 48,343     $ 5,274
                                                                  ========       ========      ========     =======
NET ASSETS CONSISTS OF:
  Contract owners' equity:
    Class A.................................................      $  3,110       $  1,612      $  6,370     $ 1,017
    Class B.................................................        21,132          8,686        39,637       3,689
    Class C.................................................         1,666          1,084         1,906         232
    Class D.................................................           103              0            89           0
  Depositor's equity:
    Class A.................................................            83            131           151          84
    Class B.................................................            10            131           150          84
    Class C.................................................            10             17            20          84
    Class D.................................................            10             17            20          84
                                                                  --------       --------      --------     -------
    Net assets applicable to units outstanding..............      $ 26,124       $ 11,678      $ 48,343     $ 5,274
                                                                  ========       ========      ========     =======
  Contract owners' units:
    Class A.................................................           747            231           792         150
    Class B.................................................         5,090          1,245         4,938         548
    Class C.................................................           402            155           238          34
    Class D.................................................            25              0            11           0
  Depositor's units:
    Class A.................................................            20             19            19          13
    Class B.................................................             3             19            19          13
    Class C.................................................             3              3             3          13
    Class D.................................................             3              3             3          13
  Total units outstanding:
    Class A.................................................           767            250           811         163
    Class B.................................................         5,093          1,264         4,957         561
    Class C.................................................           405            158           241          47
    Class D.................................................            28              3            14          13
  Accumulation unit value:
    Class A.................................................      $   4.16       $   6.98      $   8.04     $  6.73
    Class B.................................................          4.15           6.97          8.03        6.72
    Class C.................................................          4.13           6.95          8.00        6.71
    Class D.................................................          4.12           6.93          7.98        6.69

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2001
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                                 FIDELITY VIP III      FIDELITY VIP II     FIDELITY VIP
                                                               GROWTH OPPORTUNITIES     CONTRAFUND(R)     EQUITY-INCOME
                                                                    SUBACCOUNT            SUBACCOUNT        SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares........................................              439                   725             1,148
                                                                     ========              ========          ========
    Cost....................................................         $  6,935              $ 15,244          $ 25,824
                                                                     ========              ========          ========
  Investment, at net asset value............................         $  6,601              $ 14,492          $ 25,922
  Dividend receivable.......................................                0                     0                 0
  Transfers receivable from depositor.......................                4                    48               119
                                                                     --------              --------          --------
    Total assets............................................            6,605                14,540            26,041
                                                                     --------              --------          --------
LIABILITIES:
  Accrued expenses..........................................                0                     0                 0
  Transfers payable to depositor............................                0                  (183)                0
                                                                     --------              --------          --------
    Total liabilities.......................................                0                  (183)                0
                                                                     --------              --------          --------
    Net assets..............................................         $  6,605              $ 14,357          $ 26,041
                                                                     ========              ========          ========
NET ASSETS CONSISTS OF:
  Contract owners' equity:
    Class A.................................................         $  1,188              $  2,366          $  6,937
    Class B.................................................            5,061                11,262            17,834
    Class C.................................................              269                   589             1,232
    Class D.................................................               15                    60                13
  Depositor's equity:
    Class A.................................................               18                    20                 0
    Class B.................................................               18                    20                 0
    Class C.................................................               18                    20                 0
    Class D.................................................               18                    20                25
                                                                     --------              --------          --------
    Net assets applicable to units outstanding..............         $  6,605              $ 14,357          $ 26,041
                                                                     ========              ========          ========
  Contract owners' units:
    Class A.................................................              164                   292               676
    Class B.................................................              704                 1,395             1,742
    Class C.................................................               37                    73               121
    Class D.................................................                2                     7                 1
  Depositor's units:
    Class A.................................................                3                     3                 0
    Class B.................................................                3                     3                 0
    Class C.................................................                3                     3                 0
    Class D.................................................                3                     3                 3
  Total units outstanding:
    Class A.................................................              167                   295               676
    Class B.................................................              707                 1,398             1,742
    Class C.................................................               40                    76               121
    Class D.................................................                5                    10                 4
  Accumulation unit value:
    Class A.................................................         $   7.20              $   8.09          $  10.26
    Class B.................................................             7.18                  8.07             10.24
    Class C.................................................             7.15                  8.04             10.19
    Class D.................................................             7.14                  8.02             10.17

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(ALL AMOUNTS IN THOUSANDS)

                                                                                                                  WRL
                                                            WRL           WRL          WRL          WRL           LKCM
                                                        J.P. MORGAN      AEGON        JANUS        JANUS       STRATEGIC
                                                        MONEY MARKET      BOND        GROWTH       GLOBAL     TOTAL RETURN
                                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
INVESTMENT INCOME:
  Dividend income....................................    $   13,016    $     979    $        0   $   7,851     $   1,736
                                                         ----------    ----------   ----------   ----------    ---------
EXPENSES:
  Mortality and expense risk:
    Class A..........................................           924          516         6,585       3,253         1,501
    Class B..........................................         3,777        1,621        11,717       8,903         3,701
    Class C..........................................            91           20           108          43            37
    Class D..........................................            12            1            12           5             3
                                                         ----------    ----------   ----------   ----------    ---------
      Total expenses.................................         4,804        2,158        18,422      12,204         5,242
                                                         ----------    ----------   ----------   ----------    ---------
    Net investment income (loss).....................         8,212       (1,179)      (18,422)     (4,353)       (3,506)
                                                         ----------    ----------   ----------   ----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of investment
    securities.......................................             0         (789)       26,348    (141,645)        3,258
  Realized gain distributions........................             0            0        47,510          51         2,030
  Change in unrealized appreciation (depreciation)...             0       10,425      (600,329)   (129,968)      (19,261)
                                                         ----------    ----------   ----------   ----------    ---------
    Net gain (loss) on investment securities.........             0        9,636      (526,471)   (271,562)      (13,973)
                                                         ----------    ----------   ----------   ----------    ---------
      Net increase (decrease) in net assets resulting
         from operations.............................    $    8,212    $   8,457    $ (544,893)  $(275,915)    $ (17,479)
                                                         ==========    ==========   ==========   ==========    =========

                                                            WRL           WRL                       WRL           WRL
                                                         VAN KAMPEN      ALGER         WRL       FEDERATED    TRANSAMERICA
                                                          EMERGING     AGGRESSIVE     AEGON       GROWTH &       VALUE
                                                           GROWTH        GROWTH      BALANCED      INCOME       BALANCED
                                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
INVESTMENT INCOME:
  Dividend income....................................    $      615    $       0    $      367   $   2,936     $   2,859
                                                         ----------    ----------   ----------   ----------    ---------
EXPENSES:
  Mortality and expense risk:
    Class A..........................................         2,682        1,049           209         356           631
    Class B..........................................         8,415        5,181           939       1,785         2,039
    Class C..........................................            70           38             8          27            16
    Class D..........................................            10            6             1           1             1
                                                         ----------    ----------   ----------   ----------    ---------
      Total expenses.................................        11,177        6,274         1,157       2,169         2,687
                                                         ----------    ----------   ----------   ----------    ---------
    Net investment income (loss).....................       (10,562)      (6,274)         (790)        767           172
                                                         ----------    ----------   ----------   ----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of investment
    securities.......................................      (192,430)      (7,479)          833       5,605        (2,491)
  Realized gain distributions........................        13,070           48             0          55            12
  Change in unrealized appreciation (depreciation)...      (206,320)     (92,586)       (3,989)     11,984         2,105
                                                         ----------    ----------   ----------   ----------    ---------
    Net gain (loss) on investment securities.........      (385,680)    (100,017)       (3,156)     17,644          (374)
                                                         ----------    ----------   ----------   ----------    ---------
      Net increase (decrease) in net assets
         resulting from operations...................    $ (396,242)   $(106,291)   $   (3,946)  $  18,411     $    (202)
                                                         ==========    ==========   ==========   ==========    =========

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(ALL AMOUNTS IN THOUSANDS)

                                                                                                                          WRL
                                                            WRL           WRL             WRL             WRL            THIRD
                                                         C.A.S.E.         NWQ        INTERNATIONAL        GE            AVENUE
                                                          GROWTH      VALUE EQUITY      EQUITY        U.S. EQUITY        VALUE
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
INVESTMENT INCOME:
  Dividend income....................................    $   4,455      $    163       $     822       $     265       $    123
                                                         ---------      --------       ---------       ---------       --------
EXPENSES:
  Mortality and expense risk:
    Class A..........................................          107           399              62             449            294
    Class B..........................................          476         1,138             278           1,618          1,130
    Class C..........................................            3             9               6              16             19
    Class D..........................................            1             2               2               8              2
                                                         ---------      --------       ---------       ---------       --------
      Total expenses.................................          587         1,548             348           2,091          1,445
                                                         ---------      --------       ---------       ---------       --------
    Net investment income (loss).....................        3,868        (1,385)            474          (1,826)        (1,322)
                                                         ---------      --------       ---------       ---------       --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of investment
    securities.......................................      (16,334)        1,303         (11,379)         (2,463)         2,004
  Realized gain distributions........................           63            10              79           1,182            180
  Change in unrealized appreciation (depreciation)...       (3,651)       (4,225)          3,997         (15,554)         2,207
                                                         ---------      --------       ---------       ---------       --------
    Net gain (loss) on investment securities.........      (19,922)       (2,912)         (7,303)        (16,835)         4,391
                                                         ---------      --------       ---------       ---------       --------
      Net increase (decrease) in net assets resulting
         from operations.............................    $ (16,054)     $ (4,297)      $  (6,829)      $ (18,661)      $  3,069
                                                         =========      ========       =========       =========       ========

                                                            WRL           WRL                              WRL            WRL
                                                        J.P. MORGAN     GOLDMAN           WRL            T. ROWE        T. ROWE
                                                        REAL ESTATE      SACHS          MUNDER            PRICE          PRICE
                                                        SECURITIES       GROWTH          NET50       DIVIDEND GROWTH   SMALL CAP
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
INVESTMENT INCOME:
  Dividend income....................................    $     606      $    160       $     48         $    112        $      0
                                                         ---------      --------       --------         --------        --------
EXPENSES:
  Mortality and expense risk:
    Class A..........................................           37            36             21               71              77
    Class B..........................................          272           220             99              263             227
    Class C..........................................            5             6              2               10               8
    Class D..........................................            3             2              1                1               0
                                                         ---------      --------       --------         --------        --------
      Total expenses.................................          317           264            123              345             312
                                                         ---------      --------       --------         --------        --------
    Net investment income (loss).....................          289          (104)           (75)            (233)           (312)
                                                         ---------      --------       --------         --------        --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of investment
    securities.......................................          428        (1,962)        (2,202)             278          (5,465)
  Realized gain distributions........................            0            16              0                0               0
  Change in unrealized appreciation (depreciation)...        1,035          (851)        (1,328)            (914)          2,967
                                                         ---------      --------       --------         --------        --------
    Net gain (loss) on investment securities.........        1,463        (2,797)        (3,530)            (636)         (2,498)
                                                         ---------      --------       --------         --------        --------
      Net increase (decrease) in net assets resulting
         from operations.............................    $   1,752      $ (2,901)      $ (3,605)        $   (869)       $ (2,810)
                                                         =========      ========       ========         ========        ========

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(ALL AMOUNTS IN THOUSANDS)

                                                                            WRL                         WRL           WRL
                                                            WRL        PILGRIM BAXTER      WRL       VALUE LINE      GREAT
                                                          SALOMON         MID CAP        DREYFUS     AGGRESSIVE   COMPANIES -
                                                          ALL CAP          GROWTH        MID CAP       GROWTH     AMERICA(SM)
                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
INVESTMENT INCOME:
  Dividend income....................................    $   2,541       $       0       $    245     $      0     $     357
                                                         ---------       ---------       --------     --------     ---------
EXPENSES:
  Mortality and expense risk:
    Class A..........................................          335             174             30           10           151
    Class B..........................................        1,595           1,220            226           59         1,193
    Class C..........................................           37              30              7            2            96
    Class D..........................................            8               5              1            1             6
                                                         ---------       ---------       --------     --------     ---------
      Total expenses.................................        1,975           1,429            264           72         1,446
                                                         ---------       ---------       --------     --------     ---------
    Net investment income (loss).....................          566          (1,429)           (19)         (72)       (1,089)
                                                         ---------       ---------       --------     --------     ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of investment
    securities.......................................         (914)        (74,686)          (557)      (1,034)       (1,272)
  Realized gain distributions........................           70               0             28            0             1
  Change in unrealized appreciation (depreciation)...       (3,660)         15,623           (362)         540        (9,396)
                                                         ---------       ---------       --------     --------     ---------
    Net gain (loss) on investment securities.........       (4,504)        (59,063)          (891)        (494)      (10,667)
                                                         ---------       ---------       --------     --------     ---------
      Net increase (decrease) in net assets resulting
         from operations.............................    $  (3,938)      $ (60,492)      $   (910)    $   (566)    $ (11,756)
                                                         =========       =========       ========     ========     =========

                                                             WRL              WRL            WRL           WRL
                                                            GREAT            GREAT         GABELLI        LKCM
                                                         COMPANIES -      COMPANIES -       GLOBAL       CAPITAL
                                                        TECHNOLOGY(SM)     GLOBAL(2)        GROWTH       GROWTH
                                                          SUBACCOUNT       SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
INVESTMENT INCOME:
  Dividend income....................................      $       0       $       3       $     46     $      22
                                                           ---------       ---------       --------     ---------
EXPENSES:
  Mortality and expense risk:
    Class A..........................................             30              16             46             6
    Class B..........................................            266              79            397            16
    Class C..........................................              8               6             17             2
    Class D..........................................              2               0              2             2
                                                           ---------       ---------       --------     ---------
      Total expenses.................................            306             101            462            26
                                                           ---------       ---------       --------     ---------
    Net investment income (loss).....................           (306)            (98)          (416)           (4)
                                                           ---------       ---------       --------     ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of investment
    securities.......................................        (12,799)           (748)        (4,174)         (252)
  Realized gain distributions........................              0               0              0             1
  Change in unrealized appreciation (depreciation)...            445             (97)           640          (392)
                                                           ---------       ---------       --------     ---------
    Net gain (loss) on investment securities.........        (12,354)           (845)        (3,534)         (643)
                                                           ---------       ---------       --------     ---------
      Net increase (decrease) in net assets resulting
         from operations.............................      $ (12,660)      $    (943)      $ (3,950)    $    (647)
                                                           =========       =========       ========     =========

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(ALL AMOUNTS IN THOUSANDS)

                                                             FIDELITY VIP III
                                                                  GROWTH        FIDELITY VIP II   FIDELITY VIP
                                                              OPPORTUNITIES      CONTRAFUND(R)    EQUITY-INCOME
                                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
INVESTMENT INCOME:
  Dividend income..........................................       $   14           $     50          $   81
                                                                  ------           --------          ------
EXPENSES:
  Mortality and expense risk:
    Class A................................................           15                 25              41
    Class B................................................           57                114             143
    Class C................................................            3                  7               8
    Class D................................................            1                  1               1
                                                                  ------           --------          ------
      Total expenses.......................................           76                147             193
                                                                  ------           --------          ------
    Net investment income (loss)...........................          (62)               (97)           (112)
                                                                  ------           --------          ------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of investment
    securities.............................................         (924)              (746)           (363)
  Realized gain distributions..............................            0                187             212
  Change in unrealized appreciation (depreciation).........          109               (480)            (80)
                                                                  ------           --------          ------
    Net gain (loss) on investment securities...............         (815)            (1,039)           (231)
                                                                  ------           --------          ------
      Net increase (decrease) in net assets resulting from
         operations........................................       $ (877)          $ (1,136)         $ (343)
                                                                  ======           ========          ======

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                      WRL                      WRL                       WRL
                                                  J.P. MORGAN                 AEGON                     JANUS
                                                  MONEY MARKET                BOND                     GROWTH
                                                   SUBACCOUNT              SUBACCOUNT                SUBACCOUNT
                                             ----------------------   ---------------------   -------------------------
                                                  DECEMBER 31,            DECEMBER 31,              DECEMBER 31,
                                             ----------------------   ---------------------   -------------------------
                                               2001         2000        2001        2000         2001          2000
                                             ---------   ----------   ---------   ---------   -----------   -----------
OPERATIONS:
  Net investment income (loss)............   $   8,212   $   10,711   $  (1,179)  $   4,558   $   (18,422)  $   291,306
  Net gain (loss) on investment
    securities............................           0            0       9,636       5,198      (526,471)   (1,112,958)
                                             ---------   ----------   ---------   ---------   -----------   -----------
  Net increase (decrease) in net assets
    resulting from operations.............       8,212       10,711       8,457       9,756      (544,893)     (821,652)
                                             ---------   ----------   ---------   ---------   -----------   -----------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold
    (transferred).........................     221,465      (31,951)    105,025      (5,024)      (84,305)      266,849
                                             ---------   ----------   ---------   ---------   -----------   -----------
  Less cost of units redeemed:
    Administrative charges................         137           73          85          50         1,219         1,271
    Policy loans..........................         208          100           0          13           186           905
    Surrender benefits....................     105,775       76,271      20,860      13,830       136,004       236,177
    Death benefits........................       2,951        2,253         980         938         7,362        10,459
                                             ---------   ----------   ---------   ---------   -----------   -----------
                                               109,071       78,697      21,925      14,831       144,771       248,812
                                             ---------   ----------   ---------   ---------   -----------   -----------
    Increase (decrease) in net assets from
      capital unit transactions...........     112,394     (110,648)     83,100     (19,855)     (229,076)       18,037
                                             ---------   ----------   ---------   ---------   -----------   -----------
    Net increase (decrease) in net
      assets..............................     120,606      (99,937)     91,557     (10,099)     (773,969)     (803,615)
  Depositor's equity contribution (net
    redemptions)..........................         (27)         (26)        (28)        (25)           (4)          (31)
NET ASSETS:
  Beginning of year.......................     266,355      366,318     114,042     124,166     1,893,690     2,697,336
                                             ---------   ----------   ---------   ---------   -----------   -----------
  End of year.............................   $ 386,934   $  266,355   $ 205,571   $ 114,042   $ 1,119,717   $ 1,893,690
                                             =========   ==========   =========   =========   ===========   ===========

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                                               WRL
                                                     WRL                       LKCM                       WRL
                                                    JANUS                   STRATEGIC                 VAN KAMPEN
                                                   GLOBAL                  TOTAL RETURN             EMERGING GROWTH
                                                 SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT
                                          -------------------------   ----------------------   -------------------------
                                                DECEMBER 31,               DECEMBER 31,              DECEMBER 31,
                                          -------------------------   ----------------------   -------------------------
                                             2001          2000          2001        2000         2001          2000
                                          -----------   -----------   ----------   ---------   -----------   -----------
OPERATIONS:
  Net investment income (loss).........   $    (4,353)  $   291,236   $   (3,506)  $  32,107   $   (10,562)  $   342,647
  Net gain (loss) on investment
    securities.........................      (271,562)     (579,827)     (13,973)    (57,442)     (385,680)     (548,989)
                                          -----------   -----------   ----------   ---------   -----------   -----------
  Net increase (decrease) in net assets
    resulting from operations..........      (275,915)     (288,591)     (17,479)    (25,335)     (396,242)     (206,342)
                                          -----------   -----------   ----------   ---------   -----------   -----------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold
    (transferred)......................      (141,612)      209,133      (39,959)     11,484       (87,975)      266,136
                                          -----------   -----------   ----------   ---------   -----------   -----------
  Less cost of units redeemed:
    Administrative charges.............           759           693          232         190           733           702
    Policy loans.......................            55           446           42          78            81           730
    Surrender benefits.................        87,434       124,444       45,137      43,875        81,238       123,516
    Death benefits.....................         4,647         6,198        3,003       2,165         3,804         3,223
                                          -----------   -----------   ----------   ---------   -----------   -----------
                                               92,895       131,781       48,414      46,308        85,856       128,171
                                          -----------   -----------   ----------   ---------   -----------   -----------
    Increase (decrease) in net assets
      from capital unit transactions...      (234,507)       77,352      (88,373)    (34,824)     (173,831)      137,965
                                          -----------   -----------   ----------   ---------   -----------   -----------
    Net increase (decrease) in net
      assets...........................      (510,422)     (211,239)    (105,852)    (60,159)     (570,073)      (68,377)
  Depositor's equity contribution (net
    redemptions).......................            (1)          (28)          (4)        (29)           (1)          (31)
NET ASSETS:
  Beginning of year....................     1,223,926     1,435,193      452,913     513,101     1,213,367     1,281,775
                                          -----------   -----------   ----------   ---------   -----------   -----------
  End of year..........................   $   713,503   $ 1,223,926   $  347,057   $ 452,913   $   643,293   $ 1,213,367
                                          ===========   ===========   ==========   =========   ===========   ===========

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                             WRL                     WRL                   WRL
                                                            ALGER                   AEGON               FEDERATED
                                                      AGGRESSIVE GROWTH           BALANCED           GROWTH & INCOME
                                                         SUBACCOUNT              SUBACCOUNT             SUBACCOUNT
                                                   -----------------------   -------------------   --------------------
                                                        DECEMBER 31,            DECEMBER 31,           DECEMBER 31,
                                                   -----------------------   -------------------   --------------------
                                                      2001         2000        2001       2000       2001        2000
                                                   ----------   ----------   --------   --------   ---------   --------
OPERATIONS:
  Net investment income (loss)..................   $   (6,274)  $   85,449   $   (790)  $    479   $     767   $  3,013
  Net gain (loss) on investment securities......     (100,017)    (375,784)    (3,156)     2,860      17,644     13,925
                                                   ----------   ----------   --------   --------   ---------   --------
  Net increase (decrease) in net assets
    resulting from operations...................     (106,291)    (290,335)    (3,946)     3,339      18,411     16,938
                                                   ----------   ----------   --------   --------   ---------   --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)........      (48,934)     202,098      6,299      5,792     125,567     27,906
                                                   ----------   ----------   --------   --------   ---------   --------
  Less cost of units redeemed:
    Administrative charges......................          484          419         59         44          90         33
    Policy loans................................           56          348         16         41          15          6
    Surrender benefits..........................       41,275       60,201      9,063      8,264      18,627      7,208
    Death benefits..............................        1,824        1,498        977        805       1,193        273
                                                   ----------   ----------   --------   --------   ---------   --------
                                                       43,639       62,466     10,115      9,154      19,925      7,520
                                                   ----------   ----------   --------   --------   ---------   --------
    Increase (decrease) in net assets from
      capital unit transactions.................      (92,573)     139,632     (3,816)    (3,362)    105,642     20,386
                                                   ----------   ----------   --------   --------   ---------   --------
    Net increase (decrease) in net assets.......     (198,864)    (150,703)    (7,762)       (23)    124,053     37,324
  Depositor's equity contribution (net
    redemptions)................................           (1)         (28)       (51)         0         (70)         0
NET ASSETS:
  Beginning of year.............................      595,385      746,116     88,415     88,438      94,431     57,107
                                                   ----------   ----------   --------   --------   ---------   --------
  End of year...................................   $  396,520   $  595,385   $ 80,602   $ 88,415   $ 218,414   $ 94,431
                                                   ==========   ==========   ========   ========   =========   ========

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                          WRL                      WRL                     WRL
                                                     TRANSAMERICA               C.A.S.E.                   NWQ
                                                    VALUE BALANCED               GROWTH               VALUE EQUITY
                                                      SUBACCOUNT               SUBACCOUNT              SUBACCOUNT
                                                -----------------------   ---------------------   ---------------------
                                                     DECEMBER 31,             DECEMBER 31,            DECEMBER 31,
                                                -----------------------   ---------------------   ---------------------
                                                   2001         2000        2001        2000        2001        2000
                                                ----------   ----------   ---------   ---------   ---------   ---------
OPERATIONS:
  Net investment income (loss)...............   $      172   $   11,083   $   3,868   $   9,297   $  (1,385)  $   1,109
  Net gain (loss) on investment securities...         (374)      14,350     (19,922)    (22,554)     (2,912)     11,650
                                                ----------   ----------   ---------   ---------   ---------   ---------
  Net increase (decrease) in net assets
    resulting from operations................         (202)      25,433     (16,054)    (13,257)     (4,297)     12,759
                                                ----------   ----------   ---------   ---------   ---------   ---------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred).....       39,162      (51,789)      2,235       3,354      13,957       1,183
                                                ----------   ----------   ---------   ---------   ---------   ---------
  Less cost of units redeemed:
    Administrative charges...................          122           90          41          35          75          54
    Policy loans.............................           35            0           0          23          19          40
    Surrender benefits.......................       25,301       19,662       5,732       6,170      12,067      10,248
    Death benefits...........................        1,606        1,391         463         103         685         511
                                                ----------   ----------   ---------   ---------   ---------   ---------
                                                    27,064       21,143       6,236       6,331      12,846      10,853
                                                ----------   ----------   ---------   ---------   ---------   ---------
    Increase (decrease) in net assets from
      capital unit transactions..............       12,098      (72,932)     (4,001)     (2,977)      1,111      (9,670)
                                                ----------   ----------   ---------   ---------   ---------   ---------
    Net increase (decrease) in net assets....       11,896      (47,499)    (20,055)    (16,234)     (3,186)      3,089
  Depositor's equity contribution (net
    redemptions).............................          (59)           0           0           0         (60)          0
NET ASSETS:
  Beginning of year..........................      178,746      226,245      49,365      65,599     113,190     110,101
                                                ----------   ----------   ---------   ---------   ---------   ---------
  End of year................................   $  190,583   $  178,746   $  29,310   $  49,365   $ 109,944   $ 113,190
                                                ==========   ==========   =========   =========   =========   =========

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                                                     WRL                    WRL
                                                             WRL                     GE                 THIRD AVENUE
                                                    INTERNATIONAL EQUITY         U.S. EQUITY               VALUE
                                                         SUBACCOUNT              SUBACCOUNT              SUBACCOUNT
                                                    ---------------------   ---------------------   --------------------
                                                        DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                    ---------------------   ---------------------   --------------------
                                                      2001        2000        2001        2000        2001        2000
                                                    ---------   ---------   ---------   ---------   ---------   --------
OPERATIONS:
  Net investment income (loss)...................   $    474    $  3,812    $  (1,826)  $   5,526   $  (1,322)  $  1,659
  Net gain (loss) on investment securities.......     (7,303)     (8,428)     (16,835)     (8,754)      4,391      7,856
                                                    --------    --------    ---------   ---------   ---------   --------
  Net increase (decrease) in net assets
    resulting from operations....................     (6,829)     (4,616)     (18,661)     (3,228)      3,069      9,515
                                                    --------    --------    ---------   ---------   ---------   --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred).........      2,657       8,034       (2,750)     37,457      60,733     54,263
                                                    --------    --------    ---------   ---------   ---------   --------
  Less cost of units redeemed:
    Administrative charges.......................         17          12           89          62          55         13
    Policy loans.................................          1           6           11          62          18          4
    Surrender benefits...........................      2,391       1,851       12,338      11,549      11,134      3,613
    Death benefits...............................         98          61        1,050         529         718        125
                                                    --------    --------    ---------   ---------   ---------   --------
                                                       2,507       1,930       13,488      12,202      11,925      3,755
                                                    --------    --------    ---------   ---------   ---------   --------
    Increase (decrease) in net assets from
      capital unit transactions..................        150       6,104      (16,238)     25,255      48,808     50,508
                                                    --------    --------    ---------   ---------   ---------   --------
    Net increase (decrease) in net assets........     (6,679)      1,488      (34,899)     22,027      51,877     60,023
  Depositor's equity contribution
    (net redemptions)............................          0           0           (1)        (11)        (73)         0
NET ASSETS:
  Beginning of year..............................     27,889      26,401      174,693     152,677      75,534     15,511
                                                    --------    --------    ---------   ---------   ---------   --------
  End of year....................................   $ 21,210    $ 27,889    $ 139,793   $ 174,693   $ 127,338   $ 75,534
                                                    ========    ========    =========   =========   =========   ========

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                        WRL                        WRL                      WRL
                                                    J.P. MORGAN               GOLDMAN SACHS                MUNDER
                                              REAL ESTATE SECURITIES             GROWTH                    NET50
                                                    SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT
                                              -----------------------     ---------------------     --------------------
                                                   DECEMBER 31,               DECEMBER 31,              DECEMBER 31,
                                              -----------------------     ---------------------     --------------------
                                                2001          2000          2001         2000         2001        2000
                                              ---------     ---------     --------     --------     --------     -------
OPERATIONS:
  Net investment income (loss).............   $    289      $     46      $   (104)    $     19     $    (75)    $    63
  Net gain (loss) on investment
    securities.............................      1,463         1,197        (2,797)      (1,337)      (3,530)       (313)
                                              --------      --------      --------     --------     --------     -------
  Net increase (decrease) in net assets
    resulting from operations..............      1,752         1,243        (2,901)      (1,318)      (3,605)       (250)
                                              --------      --------      --------     --------     --------     -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...     20,370        10,978        15,022        9,248        7,928       4,202
                                              --------      --------      --------     --------     --------     -------
  Less cost of units redeemed:
    Administrative charges.................         12             1             9            3            4           1
    Policy loans...........................         42             1             6            1            1          16
    Surrender benefits.....................      2,529           948         1,731          410        1,084         232
    Death benefits.........................         56            29            52            0           72           0
                                              --------      --------      --------     --------     --------     -------
                                                 2,639           979         1,798          414        1,161         249
                                              --------      --------      --------     --------     --------     -------
    Increase (decrease) in net assets from
      capital unit transactions............     17,731         9,999        13,224        8,834        6,767       3,953
                                              --------      --------      --------     --------     --------     -------
    Net increase (decrease) in net
      assets...............................     19,483        11,242        10,323        7,516        3,162       3,703
  Depositor's equity contribution
    (net redemptions)......................          0          (623)            0            0            0        (545)
NET ASSETS:
  Beginning of year........................     12,704         2,085        14,752        7,236        5,576       2,418
                                              --------      --------      --------     --------     --------     -------
  End of year..............................   $ 32,187      $ 12,704      $ 25,075     $ 14,752     $  8,738     $ 5,576
                                              ========      ========      ========     ========     ========     =======

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                     WRL                       WRL                       WRL
                                                T. ROWE PRICE             T. ROWE PRICE                SALOMON
                                               DIVIDEND GROWTH              SMALL CAP                  ALL CAP
                                                 SUBACCOUNT                SUBACCOUNT                 SUBACCOUNT
                                            ---------------------     ---------------------     ----------------------
                                                DECEMBER 31,              DECEMBER 31,               DECEMBER 31,
                                            ---------------------     ---------------------     ----------------------
                                              2001         2000         2001         2000         2001          2000
                                            --------     --------     --------     --------     ---------     --------
OPERATIONS:
  Net investment income (loss)...........   $   (233)    $   (103)    $   (312)    $    (32)    $     566     $    383
  Net gain (loss) on investment
    securities...........................       (636)       1,249       (2,498)      (3,217)       (4,504)       1,894
                                            --------     --------     --------     --------     ---------     --------
  Net increase (decrease) in net assets
    resulting from operations............       (869)       1,146       (2,810)      (3,249)       (3,938)       2,277
                                            --------     --------     --------     --------     ---------     --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold
    (transferred)........................     23,494        6,642       13,702       17,563       127,781       61,668
                                            --------     --------     --------     --------     ---------     --------
  Less cost of units redeemed:
    Administrative charges...............         10            2           12            6            71            7
    Policy loans.........................          3            4            3            0             2           11
    Surrender benefits...................      2,427          670        1,739        1,343        11,551        1,734
    Death benefits.......................         77           58          181            5           553           53
                                            --------     --------     --------     --------     ---------     --------
                                               2,517          734        1,935        1,354        12,177        1,805
                                            --------     --------     --------     --------     ---------     --------
    Increase (decrease) in net assets
      from capital unit transactions.....     20,977        5,908       11,767       16,209       115,604       59,863
                                            --------     --------     --------     --------     ---------     --------
    Net increase (decrease) in net
      assets.............................     20,108        7,054        8,957       12,960       111,666       62,140
  Depositor's equity contribution
    (net redemptions)....................          0          (25)           0         (628)          (62)        (607)
NET ASSETS:
  Beginning of year......................     15,237        8,208       21,227        8,895        67,826        6,293
                                            --------     --------     --------     --------     ---------     --------
  End of year............................   $ 35,345     $ 15,237     $ 30,184     $ 21,227     $ 179,430     $ 67,826
                                            ========     ========     ========     ========     =========     ========

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                                WRL                    WRL                  WRL
                                                          PILGRIM BAXTER             DREYFUS            VALUE LINE
                                                          MID CAP GROWTH             MID CAP         AGGRESSIVE GROWTH
                                                            SUBACCOUNT             SUBACCOUNT           SUBACCOUNT
                                                       ---------------------   -------------------   -----------------
                                                           DECEMBER 31,           DECEMBER 31,         DECEMBER 31,
                                                       ---------------------   -------------------   -----------------
                                                         2001        2000        2001       2000      2001     2000(1)
                                                       ---------   ---------   --------   --------   -------   -------
OPERATIONS:
  Net investment income (loss)......................   $  (1,429)  $    (339)  $    (19)  $    112   $   (72)  $   (28)
  Net gain (loss) on investment securities..........     (59,063)    (65,315)      (891)       150      (494)     (816)
                                                       ---------   ---------   --------   --------   -------   -------
  Net increase (decrease) in net assets
    resulting from operations.......................     (60,492)    (65,654)      (910)       262      (566)     (844)
                                                       ---------   ---------   --------   --------   -------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)............      (8,960)    203,811     15,527     10,132     2,653     5,328
                                                       ---------   ---------   --------   --------   -------   -------
  Less cost of units redeemed:
    Administrative charges..........................          91          43          8          2         3         1
    Policy loans....................................          18          97          3          0         0         0
    Surrender benefits..............................       8,766       9,097      1,776        633       280       132
    Death benefits..................................         673         171        112          0        10         0
                                                       ---------   ---------   --------   --------   -------   -------
                                                           9,548       9,408      1,899        635       293       133
                                                       ---------   ---------   --------   --------   -------   -------
    Increase (decrease) in net assets from
      capital unit transactions.....................     (18,508)    194,403     13,628      9,497     2,360     5,195
                                                       ---------   ---------   --------   --------   -------   -------
    Net increase (decrease) in net assets...........     (79,000)    128,749     12,718      9,759     1,794     4,351
  Depositor's equity contribution
    (net redemptions)...............................           0         (62)      (561)         0         0       275
NET ASSETS:
Beginning of year...................................     161,011      32,324     12,838      3,079     4,626         0
                                                       ---------   ---------   --------   --------   -------   -------
End of year.........................................   $  82,011   $ 161,011   $ 24,995   $ 12,838   $ 6,420   $ 4,626
                                                       =========   =========   ========   ========   =======   =======

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                             WRL                     WRL                   WRL
                                                            GREAT                   GREAT                 GREAT
                                                         COMPANIES -             COMPANIES -           COMPANIES -
                                                         AMERICA(SM)           TECHNOLOGY(SM)           GLOBAL(2)
                                                          SUBACCOUNT             SUBACCOUNT             SUBACCOUNT
                                                     --------------------   ---------------------   ------------------
                                                         DECEMBER 31,           DECEMBER 31,           DECEMBER 31,
                                                     --------------------   ---------------------   ------------------
                                                       2001      2000(1)      2001       2000(1)      2001     2000(1)
                                                     ---------   --------   ---------   ---------   --------   -------
OPERATIONS:
  Net investment income (loss)....................   $  (1,089)  $   (351)  $    (306)  $    (157)  $    (98)  $    (8)
  Net gain (loss) on investment securities........     (10,667)     5,867     (12,354)    (10,919)      (845)     (197)
                                                     ---------   --------   ---------   ---------   --------   -------
  Net increase (decrease) in net assets
    resulting from operations.....................     (11,756)     5,516     (12,660)    (11,076)      (943)     (205)
                                                     ---------   --------   ---------   ---------   --------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)..........      82,183     70,574      19,597      32,919      8,628     4,180
                                                     ---------   --------   ---------   ---------   --------   -------
  Less cost of units redeemed:
    Administrative charges........................          38          4           9           2          3         0
    Policy loans..................................          28          5           1           1          4         0
    Surrender benefits............................      12,368      1,387       2,206         603        334        33
    Death benefits................................         710          0         109           0         33         0
                                                     ---------   --------   ---------   ---------   --------   -------
                                                        13,144      1,396       2,325         606        374        33
                                                     ---------   --------   ---------   ---------   --------   -------
    Increase (decrease) in net assets from
      capital unit transactions...................      69,039     69,178      17,272      32,313      8,254     4,147
                                                     ---------   --------   ---------   ---------   --------   -------
    Net increase (decrease) in net assets.........      57,283     74,694       4,612      21,237      7,311     3,942
  Depositor's equity contribution
    (net redemptions).............................           0        275           0         275          0       425
NET ASSETS:
  Beginning of year...............................      74,969          0      21,512           0      4,367         0
                                                     ---------   --------   ---------   ---------   --------   -------
  End of year.....................................   $ 132,252   $ 74,969   $  26,124   $  21,512   $ 11,678   $ 4,367
                                                     =========   ========   =========   =========   ========   =======

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                                      WRL                        WRL
                                                                    GABELLI                      LKCM
                                                                     GLOBAL                    CAPITAL
                                                                     GROWTH                     GROWTH
                                                                   SUBACCOUNT                 SUBACCOUNT
                                                              --------------------        ------------------
                                                                  DECEMBER 31,               DECEMBER 31,
                                                              --------------------        ------------------
                                                                2001      2000(1)          2001      2000(1)
                                                              --------    --------        -------    -------
OPERATIONS:
  Net investment income (loss)..............................  $   (416)   $    (23)       $    (4)    $   0
  Net gain (loss) on investment securities..................    (3,534)       (457)          (643)       74
                                                              --------    --------        -------     -----
  Net increase (decrease) in net assets
    resulting from operations...............................    (3,950)       (480)          (647)       74
                                                              --------    --------        -------     -----
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)....................    43,573      10,961          5,176       221
                                                              --------    --------        -------     -----
  Less cost of units redeemed:
    Administrative charges..................................        13           0              1         0
    Policy loans............................................        11           1              0         0
    Surrender benefits......................................     2,069          47             49         0
    Death benefits..........................................        45           0              0         0
                                                              --------    --------        -------     -----
                                                                 2,138          48             50         0
                                                              --------    --------        -------     -----
    Increase (decrease) in net assets from
      capital unit transactions.............................    41,435      10,913          5,126       221
                                                              --------    --------        -------     -----
    Net increase (decrease) in net assets...................    37,485      10,433          4,479       295
  Depositor's equity contribution
    (net redemptions).......................................         0         425              0       500
NET ASSETS:
  Beginning of year.........................................    10,858           0            795         0
                                                              --------    --------        -------     -----
  End of year...............................................  $ 48,343    $ 10,858        $ 5,274     $ 795
                                                              ========    ========        =======     =====

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)

                                                FIDELITY VIP III
                                                     GROWTH               FIDELITY VIP II             FIDELITY VIP
                                                  OPPORTUNITIES            CONTRAFUND(R)             EQUITY-INCOME
                                                   SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                                               -------------------      --------------------      --------------------
                                                  DECEMBER 31,              DECEMBER 31,              DECEMBER 31,
                                               -------------------      --------------------      --------------------
                                                 2001     2000(1)         2001      2000(1)         2001      2000(1)
                                               --------   --------      ---------   --------      ---------   --------
OPERATIONS:
  Net investment income (loss)...............  $    (62)  $    (20)     $     (97)  $    (31)     $    (112)  $    (14)
  Net gain (loss) on investment securities...      (815)      (452)        (1,039)      (277)          (231)       197
                                               --------   --------      ---------   --------      ---------   --------
  Net increase (decrease) in net assets
    resulting from operations................      (877)      (472)        (1,136)      (308)          (343)       183
                                               --------   --------      ---------   --------      ---------   --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred).....     4,198      4,205          9,387      7,225         24,110      3,577
                                               --------   --------      ---------   --------      ---------   --------
  Less cost of units redeemed:
    Administrative charges...................         3          0              5          0              5          0
    Policy loans.............................         1          0             13          8              8          0
    Surrender benefits.......................       458         77            743        117          1,373         30
    Death benefits...........................        10          0             20          5             90          0
                                               --------   --------      ---------   --------      ---------   --------
                                                    472         77            781        130          1,476         30
                                               --------   --------      ---------   --------      ---------   --------
    Increase (decrease) in net assets from
      capital unit transactions..............     3,726      4,128          8,606      7,095         22,634      3,547
                                               --------   --------      ---------   --------      ---------   --------
    Net increase (decrease) in net assets....     2,849      3,656          7,470      6,787         22,291      3,730
  Depositor's equity contribution
    (net redemptions)........................         0        100              0        100            (80)       100
NET ASSETS:
  Beginning of year..........................     3,756          0          6,887          0          3,830          0
                                               --------   --------      ---------   --------      ---------   --------
  End of year................................  $  6,605   $  3,756      $  14,357   $  6,887      $  26,041   $  3,830
                                               ========   ========      =========   ========      =========   ========

See accompanying notes.

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 2001

NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The WRL Series Annuity Account (the "Annuity Account") was established as a variable accumulation deferred annuity separate account of Western Reserve Life Assurance Co. of Ohio ("WRL" or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Annuity Account encompasses the following tax-deferred variable annuity Contracts (the "Contracts") issued by WRL:

Class A:
     WRL Freedom Variable Annuity
     WRL Freedom Attainer
Class B:
     WRL Freedom Bellwether
     WRL Freedom Conqueror
     WRL Freedom Creator
     WRL Freedom Premier
Class C:
     WRL Freedom Premier
     WRL Freedom Access
Class D:
     WRL Freedom Access

The Annuity Account contains thirty-two investment options referred to as subaccounts. Each subaccount invests exclusively in the corresponding Portfolio (the "Portfolio") of a Fund. The Annuity Account contains four Funds (collectively referred to as the "Funds"). Each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

SUBACCOUNT INVESTMENT BY FUND:
--------------------------------
AEGON/TRANSAMERICA SERIES FUND, INC.
(FORMERLY WRL SERIES FUND, INC.)
     J.P. Morgan Money Market
     AEGON Bond
     Janus Growth
     Janus Global
     LKCM Strategic Total Return
     Van Kampen Emerging Growth
     Alger Aggressive Growth
     AEGON Balanced
     Federated Growth & Income
AEGON/TRANSAMERICA SERIES FUND, INC. (CONTINUED)
     Transamerica Value Balanced
     C.A.S.E. Growth
     NWQ Value Equity
     International Equity
     U.S. Equity
     Third Avenue Value
     J.P. Morgan Real Estate Securities
     Goldman Sachs Growth
     Munder Net50
     T. Rowe Price Dividend Growth
     T. Rowe Price Small Cap
     Salomon All Cap
     Pilgrim Baxter Mid Cap Growth
     Dreyfus Mid Cap
     Value Line Aggressive Growth
     Great Companies - America(SM)
     Great Companies - Technology(SM)
     Great Companies - Global(2)
     Gabelli Global Growth
     LKCM Capital Growth

VARIABLE INSURANCE PRODUCTS FUND III (VIP III)
     Fidelity VIP III Growth Opportunities Portfolio - Service Class 2 (Referred to as "Fidelity VIP III Growth Opportunities")

VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
     Fidelity VIP II Contrafund(R) Portfolio - Service Class 2 (Referred to as "Fidelity VIP II Contrafund(R)")

VARIABLE INSURANCE PRODUCTS FUND (VIP)
     Fidelity VIP Equity-Income Portfolio - Service Class 2 (Referred to as "Fidelity VIP Equity-Income")

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2001:

PORTFOLIO                        FORMERLY
---------                        --------
J.P. Morgan Money Market         WRL J.P. Morgan Money Market
AEGON Bond                       WRL AEGON Bond
Janus Growth                     WRL Janus Growth
Janus Global                     WRL Janus Global
LKCM Strategic Total Return      WRL LKCM Strategic Total Return

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 1 -- (CONTINUED)


PORTFOLIO                        FORMERLY
---------                        --------
Van Kampen Emerging Growth       WRL VKAM Emerging Growth
Alger Aggressive Growth          WRL Alger Aggressive Growth
AEGON Balanced                   WRL AEGON Balanced
Federated Growth & Income        WRL Federated Growth & Income
Transamerica Value Balanced      WRL Dean Asset Allocation
C.A.S.E. Growth                  WRL C.A.S.E. Growth
NWQ Value Equity                 WRL NWQ Value Equity
International Equity             WRL GE International Equity
U.S. Equity                      WRL U.S. Equity
Third Avenue Value               WRL Third Avenue Value
J.P. Morgan Real Estate          WRL J.P. Morgan Real Estate
  Securities                       Securities
Goldman Sachs Growth             WRL Goldman Sachs Growth
Munder Net50                     WRL Goldman Sachs Small Cap
T. Rowe Price Dividend Growth    WRL T. Rowe Price Dividend
                                   Growth
T. Rowe Price Small Cap          WRL T. Rowe Price Small Cap
Salomon All Cap                  WRL Salomon All Cap
Pilgrim Baxter Mid Cap Growth    WRL Pilgrim Baxter Mid Cap
                                   Growth
Dreyfus Mid Cap                  WRL Dreyfus Mid Cap
Value Line Aggressive Growth     WRL Value Line Aggressive
                                   Growth
Great Companies - America(SM)    WRL Great Companies -
                                   America(SM)
Great                            WRL Great Companies -
  Companies - Technology(SM)       Technology(SM)
Great Companies - Global(2)      WRL Great Companies - Global(2)
Gabelli Global Growth            WRL Gabelli Global Growth
LKCM Capital Growth              WRL LKCM Capital Growth

Effective May 1, 2001, Munder Capital Management replaced Goldman Sachs Asset Management as Sub-Adviser to the Portfolio. At a special shareholder meeting held on May 29, 2001, the investment restrictions, strategy and investment objective were also changed. See the Prospectus and the Statement of Additional Information for a description of the Portfolio's investment objective.

The AEGON/Transamerica Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers", formerly WRL Investment Management, Inc.) as investment adviser. Costs incurred in connection with the advisory services rendered by AEGON/Transamerica are paid by each Portfolio. AEGON/Transamerica Advisers has entered into sub-advisory agreements with various management companies ("Sub-Advisers"), some of which are affiliates of WRL. Each Sub-Adviser is compensated directly by AEGON/Transamerica Advisers. The other three funds have each entered into a participation agreement for their respective Portfolio among the Fund, its adviser, and WRL.

Each period reported on within the Financial Statements reflects a full twelve month period, except as follows:

CLASS A AND CLASS B

SUBACCOUNT                                 INCEPTION DATE
----------                                 --------------
WRL International Equity                     01/02/1997
WRL GE U.S. Equity                           01/02/1997
WRL Third Avenue Value                       01/02/1998
WRL J.P. Morgan Real Estate Securities       05/01/1998
WRL Goldman Sachs Growth                     05/03/1999
WRL Munder Net50                             05/03/1999
WRL T. Rowe Price Dividend Growth            05/03/1999
WRL T. Rowe Price Small Cap                  05/03/1999
WRL Salomon All Cap                          05/03/1999
WRL Pilgrim Baxter Mid Cap Growth            05/03/1999
WRL Dreyfus Mid Cap                          05/03/1999
WRL Value Line Aggressive Growth             05/01/2000
WRL Great Companies - America(SM)            05/01/2000
WRL Great Companies - Technology(SM)         05/01/2000
WRL Great Companies - Global(2)              09/01/2000
WRL Gabelli Global Growth                    09/01/2000
WRL LKCM Capital Growth                      12/01/2000
Fidelity VIP III Growth Opportunities        05/01/2000
Fidelity VIP II Contrafund(R)                05/01/2000
Fidelity VIP Equity-Income                   05/01/2000

CLASS C AND CLASS D

SUBACCOUNT                                 INCEPTION DATE
----------                                 --------------
WRL J.P. Morgan Money Market                 05/03/1999
WRL AEGON Bond                               05/03/1999
WRL Janus Growth                             05/03/1999
WRL Janus Global                             05/03/1999

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 1 -- (CONTINUED)


CLASS C AND CLASS D (CONTINUED)


SUBACCOUNT                                 INCEPTION DATE
----------                                 --------------
WRL LKCM Strategic Total Return              05/03/1999
WRL Van Kampen Emerging Growth               05/03/1999
WRL Alger Aggressive Growth                  05/03/1999
WRL AEGON Balanced                           05/03/1999
WRL Federated Growth & Income                05/03/1999
WRL Transamerica Value Balanced              05/03/1999
WRL C.A.S.E. Growth                          05/03/1999
WRL NWQ Value Equity                         05/03/1999
WRL International Equity                     05/03/1999
WRL GE U.S. Equity                           05/03/1999
WRL Third Avenue Value                       05/03/1999
WRL J.P. Morgan Real Estate Securities       05/03/1999
WRL Goldman Sachs Growth                     05/03/1999
WRL Munder Net50                             05/03/1999
WRL T. Rowe Price Dividend Growth            05/03/1999
WRL T. Rowe Price Small Cap                  05/03/1999
WRL Salomon All Cap                          05/03/1999
WRL Pilgrim Baxter Mid Cap Growth            05/03/1999
WRL Dreyfus Mid Cap                          05/03/1999
WRL Value Line Aggressive Growth             05/01/2000
WRL Great Companies - America(SM)            05/01/2000
WRL Great Companies - Technology(SM)         05/01/2000
WRL Great Companies - Global(2)              09/01/2000
WRL Gabelli Global Growth                    09/01/2000
WRL LKCM Capital Growth                      12/01/2000
Fidelity VIP III Growth Opportunities        05/01/2000
Fidelity VIP II Contrafund(R)                05/01/2000
Fidelity VIP Equity-Income                   05/01/2000

Effective September 1, 2000, the WRL Janus Global subaccounts are not available for investment to new Contract owners. The subaccounts remain open to Contract owners who purchased the Contract before September 1, 2000.

The Annuity Account holds assets to support the benefits under certain flexible payment variable accumulation deferred annuity contracts (the "Contracts") issued by WRL. The Annuity Account equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Annuity Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A.  VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

Investments in the Funds' shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio, which value their securities at fair value as determined by the Funds. Investment transactions are accounted for on the trade date on the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments is determined on a first-in, first-out basis.

B.  FEDERAL INCOME TAXES

The operations of the Annuity Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the current Internal Revenue Code law, the investment income of the Annuity Account, including realized and unrealized capital gains, is not taxable to WRL as long as the earnings are credited under the Contracts. Accordingly, no provision for Federal income taxes has been made.

NOTE 2 -- EXPENSES AND RELATED PARTY TRANSACTIONS

Changes are assessed by WRL in connection with the issuance and administration of the Contracts.

A.  CONTRACT CHARGES

No deduction for sales expenses is made from the purchase payments. A contingent deferred sales charge may, however, be assessed against contract values when withdrawn or surrendered.

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 2 -- (CONTINUED)

On each anniversary through maturity date, and at surrender, WRL will deduct an annual Contract charge as partial compensation for providing administrative services under the Contracts.

B.  SUBACCOUNT CHARGES

A daily charge as a percentage of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the Contracts. This charge (not assessed at the individual Contract level) effectively reduces the value of a unit outstanding during the year.

The following reflects the annual rate for daily charges as assessed by each Annuity Account class:

Class A       1.25 %
Class B       1.40 %
Class C       1.65 %
Class D       1.80 %

C.  RELATED PARTY TRANSACTIONS

AEGON/Transamerica Advisers is the investment adviser for the AEGON/Transamerica Series Fund, Inc. ("Fund"). The Fund has entered into annually renewable investment advisory agreements for each Portfolio. The agreements provide for an advisory fee at the following annual rate to AEGON/ Transamerica Advisers as a percentage of the average daily net assets of the Portfolio.

PORTFOLIO                                    ADVISORY FEE
---------                                    ------------
J.P. Morgan Money Market                        0.40 %
AEGON Bond                                      0.45 %
Janus Growth                                    0.80 %
Janus Global                                    0.80 %
LKCM Strategic Total Return                     0.80 %
Van Kampen Emerging Growth                      0.80 %
Alger Aggressive Growth                         0.80 %
AEGON Balanced                                  0.80 %
Federated Growth & Income                       0.75 %
Transamerica Value Balanced                     0.75 %
C.A.S.E. Growth                                 0.80 %
NWQ Value Equity                                0.80 %

PORTFOLIO                                    ADVISORY FEE
---------                                    ------------
International Equity                            1.00 %
GE U.S. Equity                                  0.80 %
Third Avenue Value                              0.80 %
J.P. Morgan Real Estate Securities              0.80 %
Goldman Sachs Growth(1)                         0.90 %
Munder Net50                                    0.90 %
T. Rowe Price Dividend Growth(1)                0.90 %
T. Rowe Price Small Cap                         0.75 %
Salomon All Cap(1)                              0.90 %
Pilgrim Baxter Mid Cap Growth(1)                0.90 %
Dreyfus Mid Cap(2)                              0.85 %
Value Line Aggressive Growth                    0.80 %
Great Companies - America(SM)                   0.80 %
Great Companies - Technology(SM)                0.80 %
Great Companies - Global(2)                     0.80 %
Gabelli Global Growth(3)                        1.00 %
LKCM Capital Growth                             0.80 %

---------------

(1) AEGON/Transamerica Advisers receives compensation for its services at 0.90 % for the first $ 100 million of the Portfolio's average daily net assets; and
    0.80 % for the Portfolio's average daily net assets above $ 100 million.

(2) AEGON/Transamerica Advisers receives compensation for its services at 0.85 % for the first $ 100 million of the Portfolio's average daily net assets; and
    0.80 % for the Portfolio's average daily net assets above $ 100 million.

(3) AEGON/Transamerica Advisers receives compensation for its services at 1.00 % for the first $ 500 million of the Portfolio's average daily net assets;
    0.90 % of assets over $ 500 million up to $ 1 billion; and 0.80 % of assets in excess of $ 1 billion.

On August 24, 2001, AEGON/Transamerica Advisers entered into an interim sub-advisory agreement with Transamerica Investment Management, LLC ("Transamerica") to provide investment services to the Transamerica Value Balanced portfolio and compensate Transamerica as described in the Fund's Statement of Additional Information. In a Special Meeting held on December 14, 2001, shareholders approved a new sub-advisory agreement between AEGON/Transamerica Advisers and Transamerica. Transamerica is an indirect wholly owned subsidiary of AEGON NV.

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 2 -- (CONTINUED)

AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AEGON/Transamerica Advisers and AEGON/ Transamerica Services are wholly owned subsidiaries of WRL. WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation.

NOTE 3 -- DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Annuity Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Annuity Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Annuity Account.

NOTE 4 -- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are as follows (in thousands):

                                PURCHASES       PROCEEDS
                                    OF         FROM SALES
SUBACCOUNT                      SECURITIES   OF SECURITIES
----------                      ----------   --------------
WRL J.P. Morgan Money Market    $ 969,686      $ 847,349
WRL AEGON Bond                    130,563         46,884
WRL Janus Growth                  155,497        355,894
WRL Janus Global                  224,309        468,982
WRL LKCM Strategic Total
  Return                           29,532        117,624
WRL Van Kampen Emerging Growth    203,286        373,591
WRL Alger Aggressive Growth        41,813        140,047
WRL AEGON Balanced                 11,133         15,880
WRL Federated Growth & Income     145,803         38,286
WRL Transamerica Value
  Balanced                         51,236         39,525
WRL C.A.S.E. Growth                23,007         23,345

                                PURCHASES       PROCEEDS
                                    OF         FROM SALES
SUBACCOUNT                      SECURITIES   OF SECURITIES
----------                      ----------   --------------
WRL NWQ Value Equity            $  35,104      $  35,395
WRL International Equity           96,980         96,549
WRL GE U.S. Equity                 23,461         40,523
WRL Third Avenue Value             75,758         27,963
WRL J.P. Morgan Real Estate
  Securities                       26,987          8,812
WRL Goldman Sachs Growth           21,982          8,862
WRL Munder Net50                   13,122          6,758
WRL T. Rowe Price Dividend
  Growth                           27,282          6,637
WRL T. Rowe Price Small Cap        37,824         26,695
WRL Salomon All Cap               143,134         26,651
WRL Pilgrim Baxter Mid Cap
  Growth                           54,226         72,282
WRL Dreyfus Mid Cap                18,236          5,404
WRL Value Line Aggressive
  Growth                            5,723          3,427
WRL Great Companies -
  America(SM)                      88,039         20,108
WRL Great Companies -
  Technology(SM)                   28,504         11,387
WRL Great
  Companies - Global(2)            12,408          4,489
WRL Gabelli Global Growth          78,581         36,845
WRL LKCM Capital Growth             5,854            695
Fidelity VIP III Growth
  Opportunities                     7,046          3,324
Fidelity VIP II Contrafund(R)      11,676          2,799
Fidelity VIP Equity-Income         26,846          4,318

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- FINANCIAL HIGHLIGHTS

                                               ACCUMULATION                    NET REALIZED         NET        ACCUMULATION
                                               UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   UNIT VALUE,
                                      YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM            END
                                     ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS       OF YEAR
                                    --------   ------------   -------------   --------------   -------------   ------------
WRL J.P. MORGAN MONEY MARKET SUBACCOUNT
      Class A.....................  12/31/01     $ 15.59           0.42             0.00          $  0.42        $ 16.01
                                    12/31/00       14.88           0.71             0.00             0.71          15.59
                                    12/31/99       14.37           0.51             0.00             0.51          14.88
                                    12/31/98       13.82           0.55             0.00             0.55          14.37
                                    12/31/97       13.29           0.53             0.00             0.53          13.82
      Class B.....................  12/31/01       12.97           0.33             0.00             0.33          13.30
                                    12/31/00       12.40           0.57             0.00             0.57          12.97
                                    12/31/99       11.99           0.41             0.00             0.41          12.40
                                    12/31/98       11.55           0.44             0.00             0.44          11.99
                                    12/31/97       11.12           0.43             0.00             0.43          11.55
      Class C.....................  12/31/01       10.50           0.24             0.00             0.24          10.74
                                    12/31/00       10.05           0.45             0.00             0.45          10.50
                                    12/31/99(1)     10.00          0.05             0.00             0.05          10.05
      Class D.....................  12/31/01       10.51           0.22             0.00             0.22          10.73
                                    12/31/00       10.05           0.46             0.00             0.46          10.51
                                    12/31/99(1)     10.00          0.05             0.00             0.05          10.05
WRL AEGON BOND SUBACCOUNT
      Class A.....................  12/31/01       22.12          (0.14)            1.63             1.49          23.61
                                    12/31/00       20.20           0.90             1.02             1.92          22.12
                                    12/31/99       21.08           0.76            (1.64)           (0.88)         20.20
                                    12/31/98       19.52           0.82             0.74             1.56          21.08
                                    12/31/97       18.11           0.73             0.68             1.41          19.52
      Class B.....................  12/31/01       15.13          (0.12)            1.11             0.99          16.12
                                    12/31/00       13.83           0.59             0.71             1.30          15.13
                                    12/31/99       14.45           0.59            (1.21)           (0.62)         13.83
                                    12/31/98       13.41           0.60             0.44             1.04          14.45
                                    12/31/97       12.46           0.67             0.28             0.95          13.41
      Class C.....................  12/31/01       10.90          (0.10)            0.79             0.69          11.59
                                    12/31/00        9.98           1.00            (0.08)            0.92          10.90
                                    12/31/99(1)     10.00          0.56            (0.58)           (0.02)          9.98
      Class D.....................  12/31/01       10.91          (0.15)            0.82             0.67          11.58
                                    12/31/00        9.98           0.50             0.43             0.93          10.91
                                    12/31/99(1)     10.00          0.56            (0.58)           (0.02)          9.98

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                   NET ASSETS       RATIO OF NET
                                                                   AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                               YEAR     TOTAL         YEAR        (LOSS) TO AVERAGE      TO AVERAGE
                                              ENDED     RETURN   (IN THOUSANDS)      NET ASSETS          NET ASSETS
                                             --------   ------   --------------   -----------------   -----------------
WRL J.P. MORGAN MONEY MARKET SUBACCOUNT
      Class A ............................   12/31/01    2.69 %    $  78,284             2.49 %            1.25 %
                                             12/31/00    4.80 %       60,237             4.67 %            1.25 %
                                             12/31/99    3.55 %       96,984             3.52 %            1.25 %
                                             12/31/98    3.99 %       48,797             3.89 %            1.25 %
                                             12/31/97    4.00 %       39,531             3.92 %            1.25 %
      Class B ............................   12/31/01    2.54 %      300,383             2.31 %            1.40 %
                                             12/31/00    4.64 %      203,148             4.53 %            1.40 %
                                             12/31/99    3.39 %      269,284             3.37 %            1.40 %
                                             12/31/98    3.83 %       93,982             3.72 %            1.40 %
                                             12/31/97    3.84 %       62,152             3.78 %            1.40 %
      Class C ............................   12/31/01    2.28 %        7,724             1.83 %            1.65 %
                                             12/31/00    4.55 %        2,411             4.47 %            1.65 %
                                             12/31/99(1)  0.46 %          25             5.28 %            1.65 %
      Class D ............................   12/31/01    2.13 %          543             2.21 %            1.80 %
                                             12/31/00    4.62 %          559             4.33 %            1.80 %
                                             12/31/99(1)  0.46 %          25             5.28 %            1.80 %
WRL AEGON BOND SUBACCOUNT
      Class A.............................   12/31/01    6.73 %       47,689            (0.62)%            1.25 %
                                             12/31/00    9.51 %       34,439             4.30 %            1.25 %
                                             12/31/99   (4.14)%       37,241             3.69 %            1.25 %
                                             12/31/98    7.96 %       50,893             4.02 %            1.25 %
                                             12/31/97    7.80 %       46,082             3.95 %            1.25 %
      Class B.............................   12/31/01    6.57 %      155,083            (0.78)%            1.40 %
                                             12/31/00    9.35 %       79,326             4.15 %            1.40 %
                                             12/31/99   (4.29)%       86,875             4.16 %            1.40 %
                                             12/31/98    7.80 %       91,784             4.31 %            1.40 %
                                             12/31/97    7.64 %       64,376             5.26 %            1.40 %
      Class C.............................   12/31/01    6.31 %        2,764            (0.91)%            1.65 %
                                             12/31/00    9.25 %          245             9.61 %            1.65 %
                                             12/31/99(1) (0.21)%          25            64.13 %            1.65 %
      Class D.............................   12/31/01    6.15 %           35            (1.35)%            1.80 %
                                             12/31/00    9.32 %           32             4.79 %            1.80 %
                                             12/31/99(1) (0.21)%          25            64.13 %            1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                                                     NET
                                                 ACCUMULATION                    NET REALIZED      INCOME      ACCUMULATION
                                                 UNIT VALUE,         NET        AND UNREALIZED     (LOSS)      UNIT VALUE,
                                        YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)        FROM           END
                                       ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT    OPERATIONS      OF YEAR
                                      --------   ------------   -------------   --------------   ----------    ------------
WRL JANUS GROWTH SUBACCOUNT
      Class A.......................  12/31/01     $ 69.21          (0.69)          (19.45)       $ (20.14)      $ 49.07
                                      12/31/00       98.62          10.08           (39.49)         (29.41)        69.21
                                      12/31/99       62.54          15.61            20.47           36.08         98.62
                                      12/31/98       38.50          (0.08)           24.12           24.04         62.54
                                      12/31/97       33.17           3.42             1.91            5.33         38.50
      Class B.......................  12/31/01       33.23          (0.37)           (9.34)          (9.71)        23.52
                                      12/31/00       47.42           5.14           (19.33)         (14.19)        33.23
                                      12/31/99       30.12           8.20             9.10           17.30         47.42
                                      12/31/98       18.57          (0.08)           11.63           11.55         30.12
                                      12/31/97       16.02           1.87             0.68            2.55         18.57
      Class C.......................  12/31/01        7.61          (0.10)           (2.14)          (2.24)         5.37
                                      12/31/00       10.87           2.75            (6.01)          (3.26)         7.61
                                      12/31/99(1)     10.00          1.59            (0.72)           0.87         10.87
      Class D.......................  12/31/01        7.61          (0.11)           (2.13)          (2.24)         5.37
                                      12/31/00       10.87           2.58            (5.84)          (3.26)         7.61
                                      12/31/99(1)     10.00          1.59            (0.72)           0.87         10.87
WRL JANUS GLOBAL SUBACCOUNT
      Class A.......................  12/31/01       42.58          (0.13)          (10.01)         (10.14)        32.44
                                      12/31/00       52.29           9.64           (19.35)          (9.71)        42.58
                                      12/31/99       30.94           2.84            18.51           21.35         52.29
                                      12/31/98       24.10           0.83             6.01            6.84         30.94
                                      12/31/97       20.55           2.55             1.00            3.55         24.10
      Class B.......................  12/31/01       42.07          (0.19)           (9.87)         (10.06)        32.01
                                      12/31/00       51.75           9.99           (19.67)          (9.68)        42.07
                                      12/31/99       30.67           3.02            18.06           21.08         51.75
                                      12/31/98       23.92           0.88             5.87            6.75         30.67
                                      12/31/97       20.43           2.85             0.64            3.49         23.92
      Class C.......................  12/31/01        9.25          (0.06)           (2.17)          (2.23)         7.02
                                      12/31/00       11.39           4.26            (6.40)          (2.14)         9.25
                                      12/31/99(1)     10.00          0.64             0.75            1.39         11.39
      Class D.......................  12/31/01        9.26          (0.07)           (2.18)          (2.25)         7.01
                                      12/31/00       11.39           4.01            (6.14)          (2.13)         9.26
                                      12/31/99(1)     10.00          0.64             0.75            1.39         11.39

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                   NET ASSETS       RATIO OF NET
                                                                   AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                               YEAR     TOTAL         YEAR        (LOSS) TO AVERAGE      TO AVERAGE
                                              ENDED     RETURN   (IN THOUSANDS)      NET ASSETS          NET ASSETS
                                             --------   ------   --------------   -----------------   -----------------
WRL JANUS GROWTH SUBACCOUNT
      Class A ............................   12/31/01   (29.10)%  $   423,902           (1.25)%            1.25 %
                                             12/31/00   (29.83)%      735,722           10.63 %            1.25 %
                                             12/31/99   57.69 %     1,166,818           20.94 %            1.25 %
                                             12/31/98   62.43 %       817,014           (0.18)%            1.25 %
                                             12/31/97   16.09 %       571,456            9.36 %            1.25 %
      Class B ............................   12/31/01   (29.20)%      688,012           (1.40)%            1.40 %
                                             12/31/00   (29.93)%    1,150,997           11.31 %            1.40 %
                                             12/31/99   57.45 %     1,530,464           22.70 %            1.40 %
                                             12/31/98   62.19 %       826,236           (0.33)%            1.40 %
                                             12/31/97   15.91 %       432,125           10.53 %            1.40 %
      Class C ............................   12/31/01   (29.38)%        7,200            2.09 %            1.65 %
                                             12/31/00   (30.00)%        6,126           28.15 %            1.65 %
                                             12/31/99(1)  8.70 %           27          173.48 %            1.65 %
      Class D ............................   12/31/01   (29.49)%          603           (1.81)%            1.80 %
                                             12/31/00   (29.95)%          845           26.21 %            1.80 %
                                             12/31/99(1)  8.70 %           27          173.48 %            1.80 %
WRL JANUS GLOBAL SUBACCOUNT
      Class A ............................   12/31/01   (23.80)%      206,986           (0.37)%            1.25 %
                                             12/31/00   (18.57)%      352,075           18.56 %            1.25 %
                                             12/31/99   68.98 %       458,385            7.93 %            1.25 %
                                             12/31/98   28.40 %       298,285            2.97 %            1.25 %
                                             12/31/97   17.28 %       261,317           11.01 %            1.25 %
      Class B ............................   12/31/01   (23.92)%      504,195           (0.53)%            1.40 %
                                             12/31/00   (18.69)%      867,971           19.50 %            1.40 %
                                             12/31/99   68.73 %       976,752            8.45 %            1.40 %
                                             12/31/98   28.21 %       524,585            3.16 %            1.40 %
                                             12/31/97   17.10 %       371,512           12.33 %            1.40 %
      Class C ............................   12/31/01   (24.11)%        2,084           (0.77)%            1.65 %
                                             12/31/00   (18.77)%        3,478           39.73 %            1.65 %
                                             12/31/99(1) 13.87 %           28           70.01 %            1.65 %
      Class D ............................   12/31/01   (24.22)%          238           (0.92)%            1.80 %
                                             12/31/00   (18.71)%          402           37.21 %            1.80 %
                                             12/31/99(1) 13.87 %           28           70.01 %            1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                          ACCUMULATION                    NET REALIZED         NET
                                          UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   ACCUMULATION
                                 YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM        UNIT VALUE,
                                ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS     END OF YEAR
                               --------   ------------   -------------   --------------   -------------   ------------
WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
      Class A...............   12/31/01     $ 21.19          (0.16)           (0.56)        $  (0.72)       $ 20.47
                               12/31/00       22.29           1.47            (2.57)           (1.10)         21.19
                               12/31/99       20.14           1.52             0.63             2.15          22.29
                               12/31/98       18.60           0.56             0.98             1.54          20.14
                               12/31/97       15.46           1.34             1.80             3.14          18.60
      Class B...............   12/31/01       20.94          (0.19)           (0.55)           (0.74)         20.20
                               12/31/00       22.07           1.42            (2.55)           (1.13)         20.94
                               12/31/99       19.97           1.54             0.56             2.10          22.07
                               12/31/98       18.47           0.59             0.91             1.50          19.97
                               12/31/97       15.37           1.42             1.68             3.10          18.47
      Class C...............   12/31/01        9.78          (0.11)           (0.26)           (0.37)          9.41
                               12/31/00       10.32           1.43            (1.97)           (0.54)          9.78
                               12/31/99(1)     10.00          0.55            (0.23)            0.32          10.32
      Class D...............   12/31/01        9.79          (0.13)           (0.26)           (0.39)          9.40
                               12/31/00       10.32           1.17            (1.70)           (0.53)          9.79
                               12/31/99(1)     10.00          0.55            (0.23)            0.32          10.32
WRL VAN KAMPEN EMERGING GROWTH SUBACCOUNT
      Class A...............   12/31/01       55.22          (0.49)          (18.32)          (18.81)         36.41
                               12/31/00       63.48          14.84           (23.10)           (8.26)         55.22
                               12/31/99       31.33           8.33            23.82            32.15          63.48
                               12/31/98       23.10           0.69             7.54             8.23          31.33
                               12/31/97       19.26           1.85             1.99             3.84          23.10
      Class B...............   12/31/01       54.59          (0.55)          (18.10)          (18.65)         35.94
                               12/31/00       62.85          15.66           (23.92)           (8.26)         54.59
                               12/31/99       31.06           8.95            22.84            31.79          62.85
                               12/31/98       22.94           0.72             7.40             8.12          31.06
                               12/31/97       19.15           2.00             1.79             3.79          22.94
      Class C...............   12/31/01       10.51          (0.12)           (3.49)           (3.61)          6.90
                               12/31/00       12.11           7.05            (8.65)           (1.60)         10.51
                               12/31/99(1)     10.00          1.56             0.55             2.11          12.11
      Class D...............   12/31/01       10.51          (0.14)           (3.48)           (3.62)          6.89
                               12/31/00       12.11           7.53            (9.13)           (1.60)         10.51
                               12/31/99(1)     10.00          1.56             0.55             2.11          12.11

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                   NET ASSETS       RATIO OF NET
                                                                   AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                              YEAR      TOTAL         YEAR        (LOSS) TO AVERAGE      TO AVERAGE
                                             ENDED     RETURN    (IN THOUSANDS)      NET ASSETS          NET ASSETS
                                            --------   -------   --------------   -----------------   -----------------
WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
      Class A............................   12/31/01    (3.40)%    $ 106,001            (0.80)%              1.25 %
                                            12/31/00    (4.96)%      139,232             6.87 %              1.25 %
                                            12/31/99     10.68%      156,928             7.33 %              1.25 %
                                            12/31/98      8.28%      160,783             2.95 %              1.25 %
                                            12/31/97     20.34%      164,259             7.83 %              1.25 %
      Class B ...........................   12/31/01    (3.54)%      238,281            (0.95)%              1.40 %
                                            12/31/00    (5.10)%      311,816             6.71 %              1.40 %
                                            12/31/99     10.51%      356,121             7.46 %              1.40 %
                                            12/31/98      8.11%      328,728             3.11 %              1.40 %
                                            12/31/97     20.16%      279,355             8.31 %              1.40 %
      Class C............................   12/31/01    (3.79)%        2,599            (0.65)%              1.65 %
                                            12/31/00    (5.19)%        1,660            14.50 %              1.65 %
                                            12/31/99(1)    3.16%          26            61.80 %              1.65 %
      Class D............................   12/31/01    (3.93)%          176            (1.37)%              1.80 %
                                            12/31/00    (5.12)%          205            11.77 %              1.80 %
                                            12/31/99(1)    3.16%          26            61.80 %              1.80 %
WRL VAN KAMPEN EMERGING GROWTH SUBACCOUNT
      Class A............................   12/31/01   (34.06)%      163,092            (1.18)%              1.25 %
                                            12/31/00   (13.01)%      324,006            21.31 %              1.25 %
                                            12/31/99    102.62%      390,626            21.35 %              1.25 %
                                            12/31/98     35.63%      201,838             2.69 %              1.25 %
                                            12/31/97     19.95%      165,848             8.73 %              1.25 %
      Class B ...........................   12/31/01   (34.16)%      475,293            (1.33)%              1.40 %
                                            12/31/00   (13.14)%      884,351            22.79 %              1.40 %
                                            12/31/99    102.31%      891,089            22.92 %              1.40 %
                                            12/31/98     35.42%      381,421             2.80 %              1.40 %
                                            12/31/97     19.77%      258,730             9.45 %              1.40 %
      Class C............................   12/31/01   (34.32)%        4,417             0.21 %              1.65 %
                                            12/31/00   (13.22)%        4,202            55.72 %              1.65 %
                                            12/31/99(1)   21.08%          30           163.83 %              1.65 %
      Class D............................   12/31/01   (34.42)%          491            (1.73)%              1.80 %
                                            12/31/00   (13.16)%          808            59.88 %              1.80 %
                                            12/31/99(1)   21.08%          30           163.83 %              1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                          ACCUMULATION                    NET REALIZED         NET
                                          UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   ACCUMULATION
                                 YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM        UNIT VALUE,
                                ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS     END OF YEAR
                               --------   ------------   -------------   --------------   -------------   ------------
WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
      Class A...............   12/31/01     $ 29.69          (0.32)           (4.87)        $  (5.19)       $ 24.50
                               12/31/00       43.79           4.09           (18.19)          (14.10)         29.69
                               12/31/99       26.23           4.29            13.27            17.56          43.79
                               12/31/98       17.86           1.13             7.24             8.37          26.23
                               12/31/97       14.56           1.42             1.88             3.30          17.86
      Class B...............   12/31/01       29.40          (0.35)           (4.83)           (5.18)         24.22
                               12/31/00       43.42           4.39           (18.41)          (14.02)         29.40
                               12/31/99       26.05           4.68            12.69            17.37          43.42
                               12/31/98       17.77           1.17             7.11             8.28          26.05
                               12/31/97       14.50           1.60             1.67             3.27          17.77
      Class C...............   12/31/01        7.92          (0.11)           (1.30)           (1.41)          6.51
                               12/31/00       11.70           2.41            (6.19)           (3.78)          7.92
                               12/31/99(1)     10.00          1.01             0.69             1.70          11.70
      Class D...............   12/31/01        7.92          (0.12)           (1.30)           (1.42)          6.50
                               12/31/00       11.70           2.41            (6.19)           (3.78)          7.92
                               12/31/99(1)     10.00          1.01             0.69             1.70          11.70
WRL AEGON BALANCED SUBACCOUNT
      Class A...............   12/31/01       15.71          (0.13)           (0.52)           (0.65)         15.06
                               12/31/00       15.03           0.09             0.59             0.68          15.71
                               12/31/99       14.77           0.12             0.14             0.26          15.03
                               12/31/98       13.99           0.17             0.61             0.78          14.77
                               12/31/97       12.09           1.32             0.58             1.90          13.99
      Class B...............   12/31/01       15.55          (0.14)           (0.53)           (0.67)         14.88
                               12/31/00       14.90           0.08             0.57             0.65          15.55
                               12/31/99       14.67           0.10             0.13             0.23          14.90
                               12/31/98       13.91           0.17             0.59             0.76          14.67
                               12/31/97       12.05           1.40             0.46             1.86          13.91
      Class C...............   12/31/01       10.43          (0.12)           (0.35)           (0.47)          9.96
                               12/31/00       10.00           0.25             0.18             0.43          10.43
                               12/31/99(1)     10.00          0.15            (0.15)            0.00          10.00
      Class D...............   12/31/01       10.43          (0.15)           (0.33)           (0.48)          9.95
                               12/31/00       10.00           0.11             0.32             0.43          10.43
                               12/31/99(1)     10.00          0.15            (0.15)            0.00          10.00

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                   NET ASSETS       RATIO OF NET
                                                                   AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                             YEAR      TOTAL          YEAR        (LOSS) TO AVERAGE      TO AVERAGE
                                            ENDED      RETURN    (IN THOUSANDS)      NET ASSETS          NET ASSETS
                                           --------   --------   --------------   -----------------   -----------------
WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
      Class A...........................   12/31/01   (17.49)%      $ 69,616            (1.25)%             1.25 %
                                           12/31/00   (32.18)%       113,930            10.16 %             1.25 %
                                           12/31/99    66.92 %       170,691            13.95 %             1.25 %
                                           12/31/98    46.84 %       106,742             5.39 %             1.25 %
                                           12/31/97    22.71 %        74,544             8.51 %             1.25 %
      Class B ..........................   12/31/01   (17.62)%       324,106            (1.40)%             1.40 %
                                           12/31/00   (32.29)%       478,889            11.10 %             1.40 %
                                           12/31/99    66.67 %       575,367            15.21 %             1.40 %
                                           12/31/98    46.62 %       281,507             5.57 %             1.40 %
                                           12/31/97    22.52 %       162,401             9.55 %             1.40 %
      Class C...........................   12/31/01   (17.82)%         2,491            (1.64)%             1.65 %
                                           12/31/00   (32.35)%         2,167            24.77 %             1.65 %
                                           12/31/99(1)  17.05 %           29           106.09 %             1.65 %
      Class D...........................   12/31/01   (17.95)%           307            (1.80)%             1.80 %
                                           12/31/00   (32.30)%           399            24.77 %             1.80 %
                                           12/31/99(1)  17.05 %           29           106.09 %             1.80 %
WRL AEGON BALANCED SUBACCOUNT
      Class A...........................   12/31/01    (4.14)%        15,370            (0.82)%             1.25 %
                                           12/31/00     4.51 %        18,436             0.60 %             1.25 %
                                           12/31/99     1.75 %        21,830             0.82 %             1.25 %
                                           12/31/98     5.60 %        19,730             1.19 %             1.25 %
                                           12/31/97    15.65 %        17,234            10.01 %             1.25 %
      Class B ..........................   12/31/01    (4.28)%        64,537            (0.96)%             1.40 %
                                           12/31/00     4.36 %        69,592             0.55 %             1.40 %
                                           12/31/99     1.59 %        66,558             0.69 %             1.40 %
                                           12/31/98     5.45 %        59,018             1.19 %             1.40 %
                                           12/31/97    15.47 %        43,902            10.72 %             1.40 %
      Class C...........................   12/31/01    (4.52)%           626            (1.17)%             1.65 %
                                           12/31/00     4.26 %           301             2.43 %             1.65 %
                                           12/31/99(1)   0.01 %           25            16.83 %             1.65 %
      Class D...........................   12/31/01    (4.66)%            69            (1.45)%             1.80 %
                                           12/31/00     4.34 %            86             1.06 %             1.80 %
                                           12/31/99(1)   0.01 %           25            16.83 %             1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                          ACCUMULATION                    NET REALIZED         NET
                                          UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   ACCUMULATION
                                 YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM        UNIT VALUE,
                                ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS     END OF YEAR
                               --------   ------------   -------------   --------------   -------------   ------------
WRL FEDERATED GROWTH & INCOME SUBACCOUNT
      Class A...............   12/31/01     $ 19.46            0.12            2.66          $  2.78        $ 22.24
                               12/31/00       15.26            0.80            3.40             4.20          19.46
                               12/31/99       16.17            0.83           (1.74)           (0.91)         15.26
                               12/31/98       15.89            0.66           (0.38)            0.28          16.17
                               12/31/97       12.91            2.06            0.92             2.98          15.89
      Class B...............   12/31/01       19.27            0.00            2.71             2.71          21.98
                               12/31/00       15.13            0.75            3.39             4.14          19.27
                               12/31/99       16.06            0.87           (1.80)           (0.93)         15.13
                               12/31/98       15.80            0.66           (0.40)            0.26          16.06
                               12/31/97       12.85            2.52            0.43             2.95          15.80
      Class C...............   12/31/01       12.82            0.02            1.75             1.77          14.59
                               12/31/00       10.07            0.92            1.83             2.75          12.82
                               12/31/99(1)     10.00           0.47           (0.40)            0.07          10.07
      Class D...............   12/31/01       12.83           (0.06)           1.81             1.75          14.58
                               12/31/00       10.07            0.50            2.26             2.76          12.83
                               12/31/99(1)     10.00           0.47           (0.40)            0.07          10.07
WRL TRANSAMERICA VALUE BALANCED SUBACCOUNT
      Class A...............   12/31/01       17.81            0.03            0.18             0.21          18.02
                               12/31/00       15.38            1.02            1.41             2.43          17.81
                               12/31/99       16.51            0.32           (1.45)           (1.13)         15.38
                               12/31/98       15.43            1.40           (0.32)            1.08          16.51
                               12/31/97       13.40            1.02            1.01             2.03          15.43
      Class B...............   12/31/01       17.65            0.01            0.17             0.18          17.83
                               12/31/00       15.27            0.97            1.41             2.38          17.65
                               12/31/99       16.41            0.29           (1.43)           (1.14)         15.27
                               12/31/98       15.36            1.43           (0.38)            1.05          16.41
                               12/31/97       13.36            1.06            0.94             2.00          15.36
      Class C...............   12/31/01       11.44           (0.02)           0.11             0.09          11.53
                               12/31/00        9.91            1.17            0.36             1.53          11.44
                               12/31/99(1)     10.00           0.28           (0.37)           (0.09)          9.91
      Class D...............   12/31/01       11.45           (0.09)           0.16             0.07          11.52
                               12/31/00        9.91            0.78            0.76             1.54          11.45
                               12/31/99(1)     10.00           0.28           (0.37)           (0.09)          9.91

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                   NET ASSETS       RATIO OF NET
                                                                   AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                               YEAR     TOTAL         YEAR        (LOSS) TO AVERAGE      TO AVERAGE
                                              ENDED     RETURN   (IN THOUSANDS)      NET ASSETS          NET ASSETS
                                             --------   ------   --------------   -----------------   -----------------
WRL FEDERATED GROWTH & INCOME SUBACCOUNT
      Class A.............................   12/31/01   14.26 %    $  40,167             0.57 %              1.25 %
                                             12/31/00   27.56 %       19,086             4.83 %              1.25 %
                                             12/31/99   (5.64)%       11,318             5.27 %              1.25 %
                                             12/31/98    1.77 %       16,502             4.17 %              1.25 %
                                             12/31/97   23.10 %       14,056            14.87 %              1.25 %
      Class B.............................   12/31/01   14.09 %      174,484             0.47 %              1.40 %
                                             12/31/00   27.37 %       75,001             4.56 %              1.40 %
                                             12/31/99   (5.78)%       45,739             5.55 %              1.40 %
                                             12/31/98    1.62 %       52,148             4.20 %              1.40 %
                                             12/31/97   22.92 %       36,591            18.15 %              1.40 %
      Class C.............................   12/31/01   13.81 %        3,718             0.21 %              1.65 %
                                             12/31/00   27.26 %          302             8.00 %              1.65 %
                                             12/31/99(1)  0.74 %          25            54.01 %              1.65 %
      Class D.............................   12/31/01   13.64 %           45            (0.44)%              1.80 %
                                             12/31/00   27.35 %           42             4.50 %              1.80 %
                                             12/31/99(1)  0.74 %          25            54.01 %              1.80 %
WRL TRANSAMERICA VALUE BALANCED SUBACCOUNT
      Class A.............................   12/31/01    1.18 %       45,217             0.17 %              1.25 %
                                             12/31/00   15.75 %       49,325             6.38 %              1.25 %
                                             12/31/99   (6.81)%       59,161             1.95 %              1.25 %
                                             12/31/98    6.98 %       85,428             8.72 %              1.25 %
                                             12/31/97   15.14 %       77,923             6.99 %              1.25 %
      Class B.............................   12/31/01    1.03 %      143,650             0.06 %              1.40 %
                                             12/31/00   15.58 %      129,133             6.07 %              1.40 %
                                             12/31/99   (6.95)%      167,034             1.78 %              1.40 %
                                             12/31/98    6.82 %      237,896             8.92 %              1.40 %
                                             12/31/97   14.97 %      194,084             7.30 %              1.40 %
      Class C.............................   12/31/01    0.76 %        1,692            (0.20)%              1.65 %
                                             12/31/00   15.47 %          249            11.06 %              1.65 %
                                             12/31/99(1) (0.93)%          25            32.57 %              1.65 %
      Class D.............................   12/31/01    0.63 %           24            (0.75)%              1.80 %
                                             12/31/00   15.56 %           39             7.45 %              1.80 %
                                             12/31/99(1) (0.93)%          25            32.57 %              1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                          ACCUMULATION                    NET REALIZED         NET
                                          UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   ACCUMULATION
                                 YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM        UNIT VALUE,
                                ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS     END OF YEAR
                               --------   ------------   -------------   --------------   -------------   ------------
WRL C.A.S.E. GROWTH SUBACCOUNT
      Class A...............   12/31/01     $ 16.52            1.26           (6.31)         $ (5.05)       $ 11.47
                               12/31/00       21.10            2.99           (7.57)           (4.58)         16.52
                               12/31/99       15.96            1.62            3.52             5.14          21.10
                               12/31/98       15.77            1.27           (1.08)            0.19          15.96
                               12/31/97       13.88            1.74            0.15             1.89          15.77
      Class B...............   12/31/01       12.74            1.05           (4.96)           (3.91)          8.83
                               12/31/00       16.30            2.36           (5.92)           (3.56)         12.74
                               12/31/99       12.35            1.37            2.58             3.95          16.30
                               12/31/98       12.22            1.06           (0.93)            0.13          12.35
                               12/31/97       10.77            1.34            0.11             1.45          12.22
      Class C...............   12/31/01        7.85            0.74           (3.16)           (2.42)          5.43
                               12/31/00       10.05            2.59           (4.79)           (2.20)          7.85
                               12/31/99(1)     10.00           0.54           (0.49)            0.05          10.05
      Class D...............   12/31/01        7.86            0.59           (3.02)           (2.43)          5.43
                               12/31/00       10.05            2.31           (4.50)           (2.19)          7.86
                               12/31/99(1)     10.00           0.54           (0.49)            0.05          10.05
WRL NWQ VALUE EQUITY SUBACCOUNT
      Class A...............   12/31/01       15.81           (0.17)          (0.31)           (0.48)         15.33
                               12/31/00       13.90            0.16            1.75             1.91          15.81
                               12/31/99       13.04            0.13            0.73             0.86          13.90
                               12/31/98       13.86            0.89           (1.71)           (0.82)         13.04
                               12/31/97       11.22            0.07            2.57             2.64          13.86
      Class B...............   12/31/01       15.70           (0.19)          (0.31)           (0.50)         15.20
                               12/31/00       13.82            0.14            1.74             1.88          15.70
                               12/31/99       12.98            0.10            0.74             0.84          13.82
                               12/31/98       13.83            0.91           (1.76)           (0.85)         12.98
                               12/31/97       11.21            0.08            2.54             2.62          13.83
      Class C...............   12/31/01       11.83           (0.17)          (0.24)           (0.41)         11.42
                               12/31/00       10.42            0.20            1.21             1.41          11.83
                               12/31/99(1)     10.00           0.20            0.22             0.42          10.42
      Class D...............   12/31/01       11.83           (0.19)          (0.23)           (0.42)         11.41
                               12/31/00       10.42            0.29            1.12             1.41          11.83
                               12/31/99(1)     10.00           0.20            0.22             0.42          10.42

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                   NET ASSETS       RATIO OF NET
                                                                   AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                               YEAR     TOTAL         YEAR        (LOSS) TO AVERAGE      TO AVERAGE
                                              ENDED     RETURN   (IN THOUSANDS)      NET ASSETS          NET ASSETS
                                             --------   ------   --------------   -----------------   -----------------
WRL C.A.S.E. GROWTH SUBACCOUNT
      Class A.............................   12/31/01   (30.56)%    $  5,314             8.42 %              1.25 %
                                             12/31/00   (21.70)%      10,300            15.02 %              1.25 %
                                             12/31/99   32.18 %       14,425             8.55 %              1.25 %
                                             12/31/98    1.20 %       14,161             8.11 %              1.25 %
                                             12/31/97   13.60 %       17,677            20.61 %              1.25 %
      Class B.............................   12/31/01   (30.66)%      23,714             9.20 %              1.40 %
                                             12/31/00   (21.82)%      38,869            15.35 %              1.40 %
                                             12/31/99   31.98 %       51,124             9.34 %              1.40 %
                                             12/31/98    1.05 %       37,580             8.79 %              1.40 %
                                             12/31/97   13.43 %       31,995            11.31 %              1.40 %
      Class C.............................   12/31/01   (30.84)%         237            11.26 %              1.65 %
                                             12/31/00   (21.89)%         139            27.90 %              1.65 %
                                             12/31/99(1)  0.53 %          25            61.53 %              1.65 %
      Class D.............................   12/31/01   (30.94)%          45             8.61 %              1.80 %
                                             12/31/00   (21.84)%          57            25.07 %              1.80 %
                                             12/31/99(1)  0.53 %          25            61.53 %              1.80 %
WRL NWQ VALUE EQUITY SUBACCOUNT
      Class A.............................   12/31/01   (3.03)%       29,428            (1.11)%              1.25 %
                                             12/31/00   13.76 %       33,469             1.13 %              1.25 %
                                             12/31/99    6.61 %       32,947             0.92 %              1.25 %
                                             12/31/98   (5.96)%       38,640             6.44 %              1.25 %
                                             12/31/97   23.49 %       49,376             0.55 %              1.25 %
      Class B.............................   12/31/01   (3.17)%       79,151            (1.26)%              1.40 %
                                             12/31/00   13.59 %       79,490             1.00 %              1.40 %
                                             12/31/99    6.45 %       77,102             0.75 %              1.40 %
                                             12/31/98   (6.10)%       92,217             6.63 %              1.40 %
                                             12/31/97   23.30 %       97,272             0.63 %              1.40 %
      Class C.............................   12/31/01   (3.41)%        1,296            (1.51)%              1.65 %
                                             12/31/00   13.49 %          147             1.88 %              1.65 %
                                             12/31/99(1)  4.21 %          26            22.95 %              1.65 %
      Class D.............................   12/31/01   (3.56)%           69            (1.66)%              1.80 %
                                             12/31/00   13.57 %           84             2.65 %              1.80 %
                                             12/31/99(1)  4.21 %          26            22.95 %              1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                          ACCUMULATION                    NET REALIZED         NET        ACCUMULATION
                                          UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   UNIT VALUE,
                                 YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM            END
                                ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS       OF YEAR
                               --------   ------------   -------------   --------------   -------------   ------------
WRL INTERNATIONAL EQUITY SUBACCOUNT
      Class A...............   12/31/01     $ 12.26           0.23           (3.22)          $ (2.99)       $  9.27
                               12/31/00       14.60           1.81           (4.15)            (2.34)         12.26
                               12/31/99       11.83           0.49            2.28              2.77          14.60
                               12/31/98       10.62          (0.14)           1.35              1.21          11.83
                               12/31/97(1)     10.00         (0.05)           0.67              0.62          10.62
      Class B...............   12/31/01       12.18           0.19           (3.17)            (2.98)          9.20
                               12/31/00       14.54           1.93           (4.29)            (2.36)         12.18
                               12/31/99       11.80           0.43            2.31              2.74          14.54
                               12/31/98       10.60          (0.15)           1.35              1.20          11.80
                               12/31/97(1)     10.00         (0.06)           0.66              0.60          10.60
      Class C...............   12/31/01        9.32           0.14           (2.44)            (2.30)          7.02
                               12/31/00       11.12           3.74           (5.54)            (1.80)          9.32
                               12/31/99(1)     10.00          0.53            0.59              1.12          11.12
      Class D...............   12/31/01        9.32           0.09           (2.40)            (2.31)          7.01
                               12/31/00       11.12           3.31           (5.11)            (1.80)          9.32
                               12/31/99(1)     10.00          0.53            0.59              1.12          11.12
WRL GE U.S. EQUITY SUBACCOUNT
      Class A...............   12/31/01       17.44          (0.17)          (1.58)            (1.75)         15.69
                               12/31/00       17.80           0.60           (0.96)            (0.36)         17.44
                               12/31/99       15.22           1.21            1.37              2.58          17.80
                               12/31/98       12.54           0.54            2.14              2.68          15.22
                               12/31/97(1)     10.00          0.75            1.79              2.54          12.54
      Class B...............   12/31/01       17.34          (0.20)          (1.56)            (1.76)         15.58
                               12/31/00       17.72           0.56           (0.94)            (0.38)         17.34
                               12/31/99       15.18           1.21            1.33              2.54          17.72
                               12/31/98       12.53           0.62            2.03              2.65          15.18
                               12/31/97(1)     10.00          0.95            1.58              2.53          12.53
      Class C...............   12/31/01       10.19          (0.14)          (0.92)            (1.06)          9.13
                               12/31/00       10.42           0.76           (0.99)            (0.23)         10.19
                               12/31/99(1)     10.00          0.62           (0.20)             0.42          10.42
      Class D...............   12/31/01       10.20          (0.15)          (0.92)            (1.07)          9.13
                               12/31/00       10.42           0.86           (1.08)            (0.22)         10.20
                               12/31/99(1)     10.00          0.62           (0.20)             0.42          10.42

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                   NET ASSETS       RATIO OF NET
                                                                   AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                               YEAR     TOTAL         YEAR        (LOSS) TO AVERAGE      TO AVERAGE
                                              ENDED     RETURN   (IN THOUSANDS)      NET ASSETS          NET ASSETS
                                             --------   ------   --------------   -----------------   -----------------
WRL INTERNATIONAL EQUITY SUBACCOUNT
      Class A.............................   12/31/01   (24.39)%   $   3,872             2.14 %              1.25 %
                                             12/31/00   (16.05)%       5,910            13.29 %              1.25 %
                                             12/31/99   23.40 %        5,881             4.08 %              1.25 %
                                             12/31/98   11.45 %        6,783            (1.16)%              1.25 %
                                             12/31/97(1)  6.17 %       6,377            (0.52)%              1.25 %
      Class B.............................   12/31/01   (24.51)%      16,692             1.80 %              1.40 %
                                             12/31/00   (16.18)%      21,548            14.28 %              1.40 %
                                             12/31/99   23.22 %       20,464             3.54 %              1.40 %
                                             12/31/98   11.28 %       19,376            (1.31)%              1.40 %
                                             12/31/97(1)  6.01 %      11,141            (0.58)%              1.40 %
      Class C.............................   12/31/01   (24.70)%         496             2.09 %              1.65 %
                                             12/31/00   (16.25)%         273            38.14 %              1.65 %
                                             12/31/99(1) 11.24 %          28            57.96 %              1.65 %
      Class D.............................   12/31/01   (24.81)%         150             1.16 %              1.80 %
                                             12/31/00   (16.19)%         158            33.98 %              1.80 %
                                             12/31/99(1) 11.24 %          28            57.96 %              1.80 %
WRL GE U.S. EQUITY SUBACCOUNT
      Class A.............................   12/31/01   (10.01)%      32,248            (1.08)%              1.25 %
                                             12/31/00   (2.02)%       40,557             3.42 %              1.25 %
                                             12/31/99   16.94 %       32,459             7.35 %              1.25 %
                                             12/31/98   21.35 %       23,419             3.90 %              1.25 %
                                             12/31/97(1) 25.44 %      12,377             6.37 %              1.25 %
      Class B.............................   12/31/01   (10.15)%     105,503            (1.23)%              1.40 %
                                             12/31/00   (2.17)%      132,905             3.22 %              1.40 %
                                             12/31/99   16.76 %      120,166             7.40 %              1.40 %
                                             12/31/98   21.16 %       73,456             4.55 %              1.40 %
                                             12/31/97(1) 25.26 %      26,822             7.99 %              1.40 %
      Class C.............................   12/31/01   (10.37)%       1,458            (0.75)%              1.65 %
                                             12/31/00   (2.26)%          879             7.40 %              1.65 %
                                             12/31/99(1)  4.24 %          26            69.78 %              1.65 %
      Class D.............................   12/31/01   (10.51)%         584            (1.62)%              1.80 %
                                             12/31/00   (2.19)%          352             8.43 %              1.80 %
                                             12/31/99(1)  4.24 %          26            69.78 %              1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                          ACCUMULATION                    NET REALIZED         NET        ACCUMULATION
                                          UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   UNIT VALUE,
                                 YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM            END
                                ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS       OF YEAR
                               --------   ------------   -------------   --------------   -------------   ------------
WRL THIRD AVENUE VALUE SUBACCOUNT
      Class A...............   12/31/01     $ 14.07          (0.16)            0.84          $ 0.68         $ 14.75
                               12/31/00       10.51           0.49             3.07            3.56           14.07
                               12/31/99        9.20           0.15             1.16            1.31           10.51
                               12/31/98(1)     10.00         (0.08)           (0.72)          (0.80)           9.20
      Class B...............   12/31/01       14.00          (0.18)            0.84            0.66           14.66
                               12/31/00       10.48           0.52             3.00            3.52           14.00
                               12/31/99        9.19           0.14             1.15            1.29           10.48
                               12/31/98(1)     10.00         (0.09)           (0.72)          (0.81)           9.19
      Class C...............   12/31/01       14.23          (0.22)            0.85            0.63           14.86
                               12/31/00       10.66           0.83             2.74            3.57           14.23
                               12/31/99(1)     10.00          0.11             0.55            0.66           10.66
      Class D...............   12/31/01       14.24          (0.25)            0.86            0.61           14.85
                               12/31/00       10.66           0.42             3.16            3.58           14.24
                               12/31/99(1)     10.00          0.11             0.55            0.66           10.66
WRL J.P. MORGAN REAL ESTATE SECURITIES SUBACCOUNT
      Class A...............   12/31/01       10.26           0.16             0.83            0.99           11.25
                               12/31/00        8.02           0.03             2.21            2.24           10.26
                               12/31/99        8.44           0.03            (0.45)          (0.42)           8.02
                               12/31/98(1)     10.00         (0.07)           (1.49)          (1.56)           8.44
      Class B...............   12/31/01       10.22           0.13             0.84            0.97           11.19
                               12/31/00        8.00           0.09             2.13            2.22           10.22
                               12/31/99        8.43           0.08            (0.51)          (0.43)           8.00
                               12/31/98(1)     10.00         (0.08)           (1.49)          (1.57)           8.43
      Class C...............   12/31/01       13.28           0.09             1.13            1.22           14.50
                               12/31/00       10.40          (0.06)            2.94            2.88           13.28
                               12/31/99(1)     10.00          0.00             0.40            0.40           10.40
      Class D...............   12/31/01       13.29           0.07             1.13            1.20           14.49
                               12/31/00       10.40          (0.12)            3.01            2.89           13.29
                               12/31/99(1)     10.00          0.00             0.40            0.40           10.40

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                   NET ASSETS       RATIO OF NET
                                                                   AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                               YEAR     TOTAL         YEAR        (LOSS) TO AVERAGE      TO AVERAGE
                                              ENDED     RETURN   (IN THOUSANDS)      NET ASSETS          NET ASSETS
                                             --------   ------   --------------   -----------------   -----------------
WRL THIRD AVENUE VALUE SUBACCOUNT
      Class A.............................   12/31/01    4.85 %    $  29,496            (1.14)%              1.25 %
                                             12/31/00   33.78 %       17,062             3.80 %              1.25 %
                                             12/31/99   14.28 %        5,309             1.58 %              1.25 %
                                             12/31/98(1) (7.99)%       5,921            (0.89)%              1.25 %
      Class B.............................   12/31/01    4.69 %       95,623            (1.28)%              1.40 %
                                             12/31/00   33.58 %       57,844             4.00 %              1.40 %
                                             12/31/99   14.11 %       10,148             1.54 %              1.40 %
                                             12/31/98(1) (8.13)%       9,419            (1.03)%              1.40 %
      Class C.............................   12/31/01    4.43 %        2,111            (1.36)%              1.65 %
                                             12/31/00   33.46 %          554             6.15 %              1.65 %
                                             12/31/99(1)  6.60 %          27            12.46 %              1.65 %
      Class D.............................   12/31/01    4.28 %          108            (1.71)%              1.80 %
                                             12/31/00   33.56 %           74             3.15 %              1.80 %
                                             12/31/99(1)  6.60 %          27            12.46 %              1.80 %
WRL J.P. MORGAN REAL ESTATE SECURITIES SUBACCOUNT
      Class A.............................   12/31/01    9.67 %        4,559             1.48 %              1.25 %
                                             12/31/00   28.01 %        1,649             0.33 %              1.25 %
                                             12/31/99   (4.97)%          407             0.42 %              1.25 %
                                             12/31/98(1) (15.65)%         571           (1.26)%              1.25 %
      Class B.............................   12/31/01    9.51 %       26,918             1.24 %              1.40 %
                                             12/31/00   27.82 %       10,796             0.94 %              1.40 %
                                             12/31/99   (5.11)%        1,626             1.01 %              1.40 %
                                             12/31/98(1) (15.73)%       1,324           (1.41)%              1.40 %
      Class C.............................   12/31/01    9.24 %          552             0.64 %              1.65 %
                                             12/31/00   27.70 %          128            (0.54)%              1.65 %
                                             12/31/99(1)  3.98 %          26             0.00 %              1.65 %
      Class D.............................   12/31/01    9.07 %          158             0.48 %              1.80 %
                                             12/31/00   27.79 %          131            (0.97)%              1.80 %
                                             12/31/99(1)  3.98 %          26             0.00 %              1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                          ACCUMULATION                    NET REALIZED         NET        ACCUMULATION
                                          UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   UNIT VALUE,
                                 YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM            END
                                ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS       OF YEAR
                               --------   ------------   -------------   --------------   -------------   ------------
WRL GOLDMAN SACHS GROWTH SUBACCOUNT
      Class A...............   12/31/01     $ 10.58          (0.05)          (1.55)          $ (1.60)       $  8.98
                               12/31/00       11.65           0.02           (1.09)            (1.07)         10.58
                               12/31/99(1)     10.00         (0.09)           1.74              1.65          11.65
      Class B...............   12/31/01       10.56          (0.05)          (1.57)            (1.62)          8.94
                               12/31/00       11.64           0.02           (1.10)            (1.08)         10.56
                               12/31/99(1)     10.00         (0.10)           1.74              1.64          11.64
      Class C...............   12/31/01        9.72          (0.08)          (1.42)            (1.50)          8.22
                               12/31/00       10.73           0.05           (1.06)            (1.01)          9.72
                               12/31/99(1)     10.00          0.00            0.73              0.73          10.73
      Class D...............   12/31/01        9.73          (0.09)          (1.43)            (1.52)          8.21
                               12/31/00       10.73           0.00           (1.00)            (1.00)          9.73
                               12/31/99(1)     10.00          0.00            0.73              0.73          10.73
WRL MUNDER NET50 SUBACCOUNT
      Class A...............   12/31/01       11.47          (0.07)          (2.95)            (3.02)          8.45
                               12/31/00       11.64           0.19           (0.36)            (0.17)         11.47
                               12/31/99(1)     10.00          0.23            1.41              1.64          11.64
      Class B...............   12/31/01       11.44          (0.08)          (2.95)            (3.03)          8.41
                               12/31/00       11.63           0.17           (0.36)            (0.19)         11.44
                               12/31/99(1)     10.00          0.44            1.19              1.63          11.63
      Class C...............   12/31/01       10.70          (0.10)          (2.75)            (2.85)          7.85
                               12/31/00       10.89           0.05           (0.24)            (0.19)         10.70
                               12/31/99(1)     10.00          0.49            0.40              0.89          10.89
      Class D...............   12/31/01       10.71          (0.12)          (2.75)            (2.87)          7.84
                               12/31/00       10.89           0.02           (0.20)            (0.18)         10.71
                               12/31/99(1)     10.00          0.49            0.40              0.89          10.89
WRL T. ROWE PRICE DIVIDEND GROWTH SUBACCOUNT
      Class A...............   12/31/01        9.96          (0.07)          (0.46)            (0.53)          9.43
                               12/31/00        9.18          (0.08)           0.86              0.78           9.96
                               12/31/99(1)     10.00         (0.08)          (0.74)            (0.82)          9.18
      Class B...............   12/31/01        9.94          (0.09)          (0.46)            (0.55)          9.39
                               12/31/00        9.17          (0.09)           0.86              0.77           9.94
                               12/31/99(1)     10.00         (0.09)          (0.74)            (0.83)          9.17
      Class C...............   12/31/01       10.69          (0.13)          (0.49)            (0.62)         10.07
                               12/31/00        9.87          (0.12)           0.94              0.82          10.69
                               12/31/99(1)     10.00          0.00           (0.13)            (0.13)          9.87
      Class D...............   12/31/01       10.69          (0.15)          (0.48)            (0.63)         10.06
                               12/31/00        9.87          (0.09)           0.91              0.82          10.69
                               12/31/99(1)     10.00          0.00           (0.13)            (0.13)          9.87

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                   NET ASSETS       RATIO OF NET
                                                                   AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                               YEAR     TOTAL         YEAR        (LOSS) TO AVERAGE      TO AVERAGE
                                              ENDED     RETURN   (IN THOUSANDS)      NET ASSETS          NET ASSETS
                                             --------   ------   --------------   -----------------   -----------------
WRL GOLDMAN SACHS GROWTH SUBACCOUNT
      Class A.............................   12/31/01   (15.16)%    $  5,508            (0.59)%             1.25 %
                                             12/31/00   (9.16)%        2,254             0.18 %             1.25 %
                                             12/31/99(1) 16.52 %       1,317            (1.25)%             1.25 %
      Class B.............................   12/31/01   (15.29)%      18,852            (0.53)%             1.40 %
                                             12/31/00   (9.30)%       12,122             0.16 %             1.40 %
                                             12/31/99(1) 16.40 %       5,865            (1.40)%             1.40 %
      Class C.............................   12/31/01   (15.50)%         627            (0.86)%             1.65 %
                                             12/31/00   (9.38)%          278             0.52 %             1.65 %
                                             12/31/99(1)  7.31 %          27             0.00 %             1.65 %
      Class D.............................   12/31/01   (15.63)%          88            (1.07)%             1.80 %
                                             12/31/00   (9.32)%           98             0.03 %             1.80 %
                                             12/31/99(1)  7.31 %          27             0.00 %             1.80 %
WRL MUNDER NET50 SUBACCOUNT
      Class A.............................   12/31/01   (26.35)%       1,048            (0.73)%             1.25 %
                                             12/31/00   (1.50)%          697             1.62 %             1.25 %
                                             12/31/99(1) 16.42 %         429             3.36 %             1.25 %
      Class B.............................   12/31/01   (26.46)%       7,428            (0.86)%             1.40 %
                                             12/31/00   (1.65)%        4,708             1.45 %             1.40 %
                                             12/31/99(1) 16.31 %       1,935             6.35 %             1.40 %
      Class C.............................   12/31/01   (26.64)%         201            (1.20)%             1.65 %
                                             12/31/00   (1.74)%           96             0.44 %             1.65 %
                                             12/31/99(1)  8.91 %          27            54.08 %             1.65 %
      Class D.............................   12/31/01   (26.75)%          61            (1.31)%             1.80 %
                                             12/31/00   (1.67)%           75             0.19 %             1.80 %
                                             12/31/99(1)  8.91 %          27            54.08 %             1.80 %
WRL T. ROWE PRICE DIVIDEND GROWTH SUBACCOUNT
      Class A.............................   12/31/01   (5.36)%        7,190            (0.80)%             1.25 %
                                             12/31/00    8.50 %        3,778            (0.82)%             1.25 %
                                             12/31/99(1) (8.17)%       1,812            (1.25)%             1.25 %
      Class B.............................   12/31/01   (5.50)%       26,636            (0.95)%             1.40 %
                                             12/31/00    8.34 %       11,159            (0.93)%             1.40 %
                                             12/31/99(1) (8.27)%       6,346            (1.40)%             1.40 %
      Class C.............................   12/31/01   (5.74)%        1,473            (1.27)%             1.65 %
                                             12/31/00    8.24 %          260            (1.19)%             1.65 %
                                             12/31/99(1) (1.28)%          25             0.00 %             1.65 %
      Class D.............................   12/31/01   (5.88)%           46            (1.45)%             1.80 %
                                             12/31/00    8.32 %           40            (0.92)%             1.80 %
                                             12/31/99(1) (1.28)%          25             0.00 %             1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                          ACCUMULATION                    NET REALIZED         NET        ACCUMULATION
                                          UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   UNIT VALUE,
                                 YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM            END
                                ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS       OF YEAR
                               --------   ------------   -------------   --------------   -------------   ------------
WRL T. ROWE PRICE SMALL CAP SUBACCOUNT
      Class A...............   12/31/01     $ 12.42          (0.14)          (1.21)          $ (1.35)       $ 11.07
                               12/31/00       13.73          (0.01)          (1.30)            (1.31)         12.42
                               12/31/99(1)     10.00          0.47            3.26              3.73          13.73
      Class B...............   12/31/01       12.38          (0.15)          (1.20)            (1.35)         11.03
                               12/31/00       13.72          (0.03)          (1.31)            (1.34)         12.38
                               12/31/99(1)     10.00          0.36            3.36              3.72          13.72
      Class C...............   12/31/01       10.28          (0.15)          (1.00)            (1.15)          9.13
                               12/31/00       11.40          (0.05)          (1.07)            (1.12)         10.28
                               12/31/99(1)     10.00          0.35            1.05              1.40          11.40
      Class D...............   12/31/01       10.29          (0.16)          (1.01)            (1.17)          9.12
                               12/31/00       11.40          (0.04)          (1.07)            (1.11)         10.29
                               12/31/99(1)     10.00          0.35            1.05              1.40          11.40
WRL SALOMON ALL CAP SUBACCOUNT
      Class A...............   12/31/01       13.39           0.07            0.04              0.11          13.50
                               12/31/00       11.46           0.18            1.75              1.93          13.39
                               12/31/99(1)     10.00          0.37            1.09              1.46          11.46
      Class B...............   12/31/01       13.36           0.05            0.03              0.08          13.44
                               12/31/00       11.45           0.17            1.74              1.91          13.36
                               12/31/99(1)     10.00          0.40            1.05              1.45          11.45
      Class C...............   12/31/01       12.19          (0.01)           0.06              0.05          12.24
                               12/31/00       10.46           0.17            1.56              1.73          12.19
                               12/31/99(1)     10.00          0.34            0.12              0.46          10.46
      Class D...............   12/31/01       12.20          (0.04)           0.07              0.03          12.23
                               12/31/00       10.46           0.14            1.60              1.74          12.20
                               12/31/99(1)     10.00          0.34            0.12              0.46          10.46

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                   NET ASSETS       RATIO OF NET
                                                                   AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                               YEAR     TOTAL         YEAR        (LOSS) TO AVERAGE      TO AVERAGE
                                              ENDED     RETURN   (IN THOUSANDS)      NET ASSETS          NET ASSETS
                                             --------   ------   --------------   -----------------   -----------------
WRL T. ROWE PRICE SMALL CAP SUBACCOUNT
      Class A.............................   12/31/01   (10.84)%   $   7,670            (1.25)%             1.25 %
                                             12/31/00   (9.59)%        6,379            (0.07)%             1.25 %
                                             12/31/99(1) 37.33 %       3,909             6.22 %             1.25 %
      Class B.............................   12/31/01   (10.97)%      21,765            (1.40)%             1.40 %
                                             12/31/00   (9.73)%       14,407            (0.23)%             1.40 %
                                             12/31/99(1) 37.19 %       4,930             4.79 %             1.40 %
      Class C.............................   12/31/01   (11.19)%         724            (1.65)%             1.65 %
                                             12/31/00   (9.81)%          415            (0.48)%             1.65 %
                                             12/31/99(1) 13.98 %          28            38.09 %             1.65 %
      Class D.............................   12/31/01   (11.33)%          25            (1.80)%             1.80 %
                                             12/31/00   (9.75)%           26            (0.37)%             1.80 %
                                             12/31/99(1) 13.98 %          28            38.09 %             1.80 %
WRL SALOMON ALL CAP SUBACCOUNT
      Class A.............................   12/31/01    0.82 %       34,009             0.51 %             1.25 %
                                             12/31/00   16.83 %       11,475             1.40 %             1.25 %
                                             12/31/99(1) 14.60 %       1,374             5.20 %             1.25 %
      Class B.............................   12/31/01    0.67 %      141,303             0.38 %             1.40 %
                                             12/31/00   16.65 %       54,870             1.30 %             1.40 %
                                             12/31/99(1) 14.49 %       4,867             5.63 %             1.40 %
      Class C.............................   12/31/01    0.41 %        3,718            (0.05)%             1.65 %
                                             12/31/00   16.55 %        1,127             1.43 %             1.65 %
                                             12/31/99(1)  4.59 %          26            38.27 %             1.65 %
      Class D.............................   12/31/01    0.26 %          400            (0.31)%             1.80 %
                                             12/31/00   16.63 %          354             1.20 %             1.80 %
                                             12/31/99(1)  4.59 %          26            38.27 %             1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                          ACCUMULATION                    NET REALIZED         NET        ACCUMULATION
                                          UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   UNIT VALUE,
                                 YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM            END
                                ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS       OF YEAR
                               --------   ------------   -------------   --------------   -------------   ------------
WRL PILGRIM BAXTER MID CAP GROWTH SUBACCOUNT
      Class A...............   12/31/01     $ 14.92          (0.14)          (5.34)          $ (5.48)       $  9.44
                               12/31/00       17.65          (0.02)          (2.71)            (2.73)         14.92
                               12/31/99(1)     10.00         (0.02)           7.67              7.65          17.65
      Class B...............   12/31/01       14.89          (0.15)          (5.34)            (5.49)          9.40
                               12/31/00       17.63          (0.05)          (2.69)            (2.74)         14.89
                               12/31/99(1)     10.00         (0.02)           7.65              7.63          17.63
      Class C...............   12/31/01       10.20          (0.12)          (3.65)            (3.77)          6.43
                               12/31/00       12.09          (0.05)          (1.84)            (1.89)         10.20
                               12/31/99(1)     10.00          0.03            2.06              2.09          12.09
      Class D...............   12/31/01       10.21          (0.13)          (3.66)            (3.79)          6.42
                               12/31/00       12.09          (0.05)          (1.83)            (1.88)         10.21
                               12/31/99(1)     10.00          0.03            2.06              2.09          12.09
WRL DREYFUS MID CAP SUBACCOUNT
      Class A...............   12/31/01       11.85           0.00           (0.60)            (0.60)         11.25
                               12/31/00       10.63           0.15            1.07              1.22          11.85
                               12/31/99(1)     10.00         (0.08)           0.71              0.63          10.63
      Class B...............   12/31/01       11.82          (0.01)          (0.61)            (0.62)         11.20
                               12/31/00       10.62           0.21            0.99              1.20          11.82
                               12/31/99(1)     10.00         (0.09)           0.71              0.62          10.62
      Class C...............   12/31/01       11.69          (0.06)          (0.58)            (0.64)         11.05
                               12/31/00       10.51           0.26            0.92              1.18          11.69
                               12/31/99(1)     10.00          0.00            0.51              0.51          10.51
      Class D...............   12/31/01       11.70          (0.07)          (0.59)            (0.66)         11.04
                               12/31/00       10.51           0.04            1.15              1.19          11.70
                               12/31/99(1)     10.00          0.00            0.51              0.51          10.51
WRL VALUE LINE AGGRESSIVE GROWTH SUBACCOUNT
      Class A...............   12/31/01        8.95          (0.10)          (0.93)            (1.03)          7.92
                               12/31/00(1)     10.00         (0.08)          (0.97)            (1.05)          8.95
      Class B...............   12/31/01        8.95          (0.11)          (0.94)            (1.05)          7.90
                               12/31/00(1)     10.00         (0.09)          (0.96)            (1.05)          8.95
      Class C...............   12/31/01        8.93          (0.13)          (0.93)            (1.06)          7.87
                               12/31/00(1)     10.00         (0.11)          (0.96)            (1.07)          8.93
      Class D...............   12/31/01        8.92          (0.14)          (0.93)            (1.07)          7.85
                               12/31/00(1)     10.00         (0.12)          (0.96)            (1.08)          8.92

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                   NET ASSETS       RATIO OF NET
                                                                   AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                               YEAR     TOTAL         YEAR        (LOSS) TO AVERAGE      TO AVERAGE
                                              ENDED     RETURN   (IN THOUSANDS)      NET ASSETS          NET ASSETS
                                             --------   ------   --------------   -----------------   -----------------
WRL PILGRIM BAXTER MID CAP GROWTH SUBACCOUNT
      Class A.............................   12/31/01   (36.72)%   $   8,978             (1.25)%             1.25 %
                                             12/31/00   (15.46)%      22,718             (0.12)%             1.25 %
                                             12/31/99(1) 76.51 %       6,660             (0.22)%             1.25 %
      Class B.............................   12/31/01   (36.82)%      71,192             (1.40)%             1.40 %
                                             12/31/00   (15.58)%     136,151             (0.26)%             1.40 %
                                             12/31/99(1) 76.33 %      25,604             (0.26)%             1.40 %
      Class C.............................   12/31/01   (36.98)%       1,577             (1.65)%             1.65 %
                                             12/31/00   (15.66)%       1,787             (0.36)%             1.65 %
                                             12/31/99(1) 20.92 %          30              3.47 %             1.65 %
      Class D.............................   12/31/01   (37.07)%         264             (1.80)%             1.80 %
                                             12/31/00   (15.60)%         355             (0.35)%             1.80 %
                                             12/31/99(1) 20.92 %          30              3.47 %             1.80 %
WRL DREYFUS MID CAP SUBACCOUNT
      Class A.............................   12/31/01   (5.14)%        3,441             (0.01)%             1.25 %
                                             12/31/00   11.52 %        1,839              1.25 %             1.25 %
                                             12/31/99(1)  6.30 %         800             (1.25)%             1.25 %
      Class B.............................   12/31/01   (5.28)%       20,985             (0.10)%             1.40 %
                                             12/31/00   11.35 %       10,671              1.78 %             1.40 %
                                             12/31/99(1)  6.20 %       2,227             (1.40)%             1.40 %
      Class C.............................   12/31/01   (5.52)%          535             (0.43)%             1.65 %
                                             12/31/00   11.25 %          293              2.27 %             1.65 %
                                             12/31/99(1)  5.10 %          26              0.00 %             1.65 %
      Class D.............................   12/31/01   (5.66)%           34             (0.67)%             1.80 %
                                             12/31/00   11.33 %           35              0.38 %             1.80 %
                                             12/31/99(1)  5.10 %          26              0.00 %             1.80 %
WRL VALUE LINE AGGRESSIVE GROWTH SUBACCOUNT
      Class A.............................   12/31/01   (11.52)%       1,075             (1.25)%             1.25 %
                                             12/31/00(1) (10.46)%         730            (1.25)%             1.25 %
      Class B.............................   12/31/01   (11.66)%       5,135             (1.40)%             1.40 %
                                             12/31/00(1) (10.55)%       3,755            (1.40)%             1.40 %
      Class C.............................   12/31/01   (11.88)%         142             (1.64)%             1.65 %
                                             12/31/00(1) (10.70)%         114            (1.65)%             1.65 %
      Class D.............................   12/31/01   (12.01)%          68             (1.80)%             1.80 %
                                             12/31/00(1) (10.79)%          27            (1.80)%             1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                          ACCUMULATION                    NET REALIZED         NET        ACCUMULATION
                                          UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   UNIT VALUE,
                                 YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM            END
                                ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS       OF YEAR
                               --------   ------------   -------------   --------------   -------------   ------------
WRL GREAT COMPANIES - AMERICA(SM) SUBACCOUNT
      Class A...............   12/31/01     $ 11.28          (0.09)          (1.40)          $ (1.49)       $  9.79
                               12/31/00(1)     10.00         (0.09)           1.37              1.28          11.28
      Class B...............   12/31/01       11.27          (0.10)          (1.41)            (1.51)          9.76
                               12/31/00(1)     10.00         (0.10)           1.37              1.27          11.27
      Class C...............   12/31/01       11.25          (0.13)          (1.40)            (1.53)          9.72
                               12/31/00(1)     10.00         (0.12)           1.37              1.25          11.25
      Class D...............   12/31/01       11.24          (0.15)          (1.39)            (1.54)          9.70
                               12/31/00(1)     10.00         (0.13)           1.37              1.24          11.24
WRL GREAT COMPANIES - TECHNOLOGY(SM) SUBACCOUNT
      Class A...............   12/31/01        6.68          (0.06)          (2.46)            (2.52)          4.16
                               12/31/00(1)     10.00         (0.07)          (3.25)            (3.32)          6.68
      Class B...............   12/31/01        6.68          (0.07)          (2.46)            (2.53)          4.15
                               12/31/00(1)     10.00         (0.08)          (3.24)            (3.32)          6.68
      Class C...............   12/31/01        6.67          (0.07)          (2.47)            (2.54)          4.13
                               12/31/00(1)     10.00         (0.09)          (3.24)            (3.33)          6.67
      Class D...............   12/31/01        6.66          (0.08)          (2.46)            (2.54)          4.12
                               12/31/00(1)     10.00         (0.10)          (3.24)            (3.34)          6.66
WRL GREAT COMPANIES - GLOBAL(2) SUBACCOUNT
      Class A...............   12/31/01        8.50          (0.08)          (1.44)            (1.52)          6.98
                               12/31/00(1)     10.00         (0.04)          (1.46)            (1.50)          8.50
      Class B...............   12/31/01        8.50          (0.09)          (1.44)            (1.53)          6.97
                               12/31/00(1)     10.00         (0.04)          (1.46)            (1.50)          8.50
      Class C...............   12/31/01        8.49          (0.11)          (1.43)            (1.54)          6.95
                               12/31/00(1)     10.00         (0.05)          (1.46)            (1.51)          8.49
      Class D...............   12/31/01        8.49          (0.13)          (1.43)            (1.56)          6.93
                               12/31/00(1)     10.00         (0.05)          (1.46)            (1.51)          8.49

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                   NET ASSETS       RATIO OF NET
                                                                   AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                               YEAR     TOTAL         YEAR        (LOSS) TO AVERAGE      TO AVERAGE
                                              ENDED     RETURN   (IN THOUSANDS)      NET ASSETS          NET ASSETS
                                             --------   ------   --------------   -----------------   -----------------
WRL GREAT COMPANIES - AMERICA(SM) SUBACCOUNT
      Class A.............................   12/31/01   (13.29)%    $ 19,052            (0.91)%              1.25 %
                                             12/31/00(1) 12.85 %       8,647            (1.25)%              1.25 %
      Class B.............................   12/31/01   (13.42)%      97,739            (1.05)%              1.40 %
                                             12/31/00(1) 12.73 %      62,872            (1.40)%              1.40 %
      Class C.............................   12/31/01   (13.63)%      15,139            (1.40)%              1.65 %
                                             12/31/00(1) 12.54 %       3,035            (1.65)%              1.65 %
      Class D.............................   12/31/01   (13.76)%         322            (1.50)%              1.80 %
                                             12/31/00(1) 12.43 %         415            (1.80)%              1.80 %
WRL GREAT COMPANIES - TECHNOLOGY(SM) SUBACCOUNT
      Class A.............................   12/31/01   (37.73)%       3,193            (1.25)%              1.25 %
                                             12/31/00(1) (33.17)%       2,489           (1.25)%              1.25 %
      Class B.............................   12/31/01   (37.82)%      21,142            (1.40)%              1.40 %
                                             12/31/00(1) (33.23)%      18,603           (1.40)%              1.40 %
      Class C.............................   12/31/01   (37.98)%       1,676            (1.65)%              1.65 %
                                             12/31/00(1) (33.35)%         288           (1.65)%              1.65 %
      Class D.............................   12/31/01   (38.07)%         113            (1.80)%              1.80 %
                                             12/31/00(1) (33.41)%         132           (1.80)%              1.80 %
WRL GREAT COMPANIES - GLOBAL(2) SUBACCOUNT
      Class A.............................   12/31/01   (17.87)%       1,743            (1.21)%              1.25 %
                                             12/31/00(1) (14.95)%       1,088           (1.25)%              1.25 %
      Class B.............................   12/31/01   (17.99)%       8,817            (1.36)%              1.40 %
                                             12/31/00(1) (14.96)%       3,093           (1.40)%              1.40 %
      Class C.............................   12/31/01   (18.20)%       1,101            (1.61)%              1.65 %
                                             12/31/00(1) (15.07)%         165           (1.65)%              1.65 %
      Class D.............................   12/31/01   (18.32)%          17            (1.78)%              1.80 %
                                             12/31/00(1) (15.11)%          21           (1.80)%              1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                ACCUMULATION                    NET REALIZED         NET        ACCUMULATION
                                                UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   UNIT VALUE,
                                       YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM            END
                                      ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS       OF YEAR
                                     --------   ------------   -------------   --------------   -------------   ------------
WRL GABELLI GLOBAL GROWTH SUBACCOUNT
      Class A......................  12/31/01     $  9.06          (0.09)           (0.93)         $ (1.02)       $  8.04
                                     12/31/00(1)     10.00         (0.04)           (0.90)           (0.94)          9.06
      Class B......................  12/31/01        9.06          (0.10)           (0.93)           (1.03)          8.03
                                     12/31/00(1)     10.00         (0.04)           (0.90)           (0.94)          9.06
      Class C......................  12/31/01        9.05          (0.12)           (0.93)           (1.05)          8.00
                                     12/31/00(1)     10.00         (0.05)           (0.90)           (0.95)          9.05
      Class D......................  12/31/01        9.04          (0.14)           (0.92)           (1.06)          7.98
                                     12/31/00(1)     10.00         (0.06)           (0.90)           (0.96)          9.04
WRL LKCM CAPITAL GROWTH SUBACCOUNT
      Class A......................  12/31/01       11.18           0.00            (4.45)           (4.45)          6.73
                                     12/31/00(1)     10.00         (0.01)            1.19             1.18          11.18
      Class B......................  12/31/01       11.18          (0.02)           (4.44)           (4.46)          6.72
                                     12/31/00(1)     10.00         (0.01)            1.19             1.18          11.18
      Class C......................  12/31/01       11.17          (0.03)           (4.43)           (4.46)          6.71
                                     12/31/00(1)     10.00         (0.02)            1.19             1.17          11.17
      Class D......................  12/31/01       11.17          (0.05)           (4.43)           (4.48)          6.69
                                     12/31/00(1)     10.00         (0.02)            1.19             1.17          11.17
FIDELITY VIP III GROWTH OPPORTUNITIES SUBACCOUNT
      Class A......................  12/31/01        8.54          (0.07)           (1.27)           (1.34)          7.20
                                     12/31/00(1)     10.00         (0.08)           (1.38)           (1.46)          8.54
      Class B......................  12/31/01        8.54          (0.08)           (1.28)           (1.36)          7.18
                                     12/31/00(1)     10.00         (0.09)           (1.37)           (1.46)          8.54
      Class C......................  12/31/01        8.52          (0.10)           (1.27)           (1.37)          7.15
                                     12/31/00(1)     10.00         (0.10)           (1.38)           (1.48)          8.52
      Class D......................  12/31/01        8.51          (0.10)           (1.27)           (1.37)          7.14
                                     12/31/00(1)     10.00         (0.11)           (1.38)           (1.49)          8.51

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                  NET ASSETS       RATIO OF NET
                                                                  AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                             YEAR      TOTAL         YEAR        (LOSS) TO AVERAGE       TO AVERAGE
                                            ENDED      RETURN   (IN THOUSANDS)      NET ASSETS           NET ASSETS
                                           --------    ------   --------------   -----------------   ------------------
WRL GABELLI GLOBAL GROWTH SUBACCOUNT
      Class A............................  12/31/01    (11.23)%    $  6,521            (1.13)%              1.25 %
                                           12/31/00(1) (9.38)%        1,403            (1.25)%              1.25 %
      Class B............................  12/31/01    (11.36)%      39,787            (1.25)%              1.40 %
                                           12/31/00(1) (9.45)%        8,995            (1.40)%              1.40 %
      Class C............................  12/31/01    (11.59)%       1,926            (1.51)%              1.65 %
                                           12/31/00(1) (9.50)%          277            (1.65)%              1.65 %
      Class D............................  12/31/01    (11.72)%         109            (1.68)%              1.80 %
                                           12/31/00(1) (9.60)%          183            (1.80)%              1.80 %
WRL LKCM CAPITAL GROWTH SUBACCOUNT
      Class A............................  12/31/01    (39.76)%       1,101             0.01%               1.25 %
                                           12/31/00(1) 11.79%           158            (1.25)%              1.25 %
      Class B............................  12/31/01    (39.85)%       3,773            (0.26)%              1.40 %
                                           12/31/00(1) 11.77%           349            (1.40)%              1.40 %
      Class C............................  12/31/01    (40.00)%         316            (0.37)%              1.65 %
                                           12/31/00(1) 11.75%           148            (1.65)%              1.65 %
      Class D............................  12/31/01    (40.09)%          84            (0.58)%              1.80 %
                                           12/31/00(1) 11.74%           140            (1.80)%              1.80 %
FIDELITY VIP III GROWTH OPPORTUNITIES SUBACCOUNT
      Class A............................  12/31/01    (15.70)%       1,206            (1.01)%              1.25 %
                                           12/31/00(1) (14.56)%         743            (1.25)%              1.25 %
      Class B............................  12/31/01    (15.83)%       5,079            (1.15)%              1.40 %
                                           12/31/00(1) (14.65)%       2,845            (1.40)%              1.40 %
      Class C............................  12/31/01    (16.04)%         287             1.36%               1.65 %
                                           12/31/00(1) (14.79)%         128            (1.65)%              1.65 %
      Class D............................  12/31/01    (16.16)%          33            (1.40)%              1.80 %
                                           12/31/00(1) (14.88)%          40            (1.80)%              1.80 %

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                ACCUMULATION                    NET REALIZED         NET        ACCUMULATION
                                                UNIT VALUE,         NET        AND UNREALIZED   INCOME (LOSS)   UNIT VALUE,
                                       YEAR      BEGINNING      INVESTMENT      GAIN (LOSS)         FROM            END
                                      ENDED       OF YEAR      INCOME (LOSS)   ON INVESTMENT     OPERATIONS       OF YEAR
                                     --------   ------------   -------------   --------------   -------------   ------------
FIDELITY VIP II CONTRAFUND(R) SUBACCOUNT
      Class A......................  12/31/01     $  9.36          (0.07)          (1.20)          $ (1.27)       $  8.09
                                     12/31/00(1)     10.00         (0.08)          (0.56)            (0.64)          9.36
      Class B......................  12/31/01        9.35          (0.07)          (1.21)            (1.28)          8.07
                                     12/31/00(1)     10.00         (0.09)          (0.56)            (0.65)          9.35
      Class C......................  12/31/01        9.34          (0.08)          (1.22)            (1.30)          8.04
                                     12/31/00(1)     10.00         (0.11)          (0.55)            (0.66)          9.34
      Class D......................  12/31/01        9.33          (0.08)          (1.23)            (1.31)          8.02
                                     12/31/00(1)     10.00         (0.12)          (0.55)            (0.67)          9.33
FIDELITY VIP EQUITY-INCOME SUBACCOUNT
      Class A......................  12/31/01       10.96          (0.08)          (0.62)            (0.70)         10.26
                                     12/31/00(1)     10.00         (0.09)           1.05              0.96          10.96
      Class B......................  12/31/01       10.95          (0.09)          (0.62)            (0.71)         10.24
                                     12/31/00(1)     10.00         (0.10)           1.05              0.95          10.95
      Class C......................  12/31/01       10.94          (0.01)          (0.74)            (0.75)         10.19
                                     12/31/00(1)     10.00         (0.12)           1.06              0.94          10.94
      Class D......................  12/31/01       10.92          (0.01)          (0.74)            (0.75)         10.17
                                     12/31/00(1)     10.00         (0.13)           1.05              0.92          10.92

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 5 -- (CONTINUED)


                                                                  NET ASSETS       RATIO OF NET
                                                                  AT END OF      INVESTMENT INCOME   RATIO OF EXPENSES
                                             YEAR      TOTAL         YEAR        (LOSS) TO AVERAGE       TO AVERAGE
                                            ENDED      RETURN   (IN THOUSANDS)      NET ASSETS           NET ASSETS
                                           --------    ------   --------------   -----------------   ------------------
FIDELITY VIP II CONTRAFUND(R) SUBACCOUNT
      Class A............................  12/31/01    (13.56)%    $  2,386            (0.88)%              1.25 %
                                           12/31/00(1) (6.38)%        1,015            (1.25)%              1.25 %
      Class B............................  12/31/01    (13.69)%      11,282            (0.91)%              1.40 %
                                           12/31/00(1) (6.48)%        5,383            (1.40)%              1.40 %
      Class C............................  12/31/01    (13.90)%         609             1.52%               1.65 %
                                           12/31/00(1) (6.63)%          409            (1.65)%              1.65 %
      Class D............................  12/31/01    (14.03)%          80            (1.03)%              1.80 %
                                           12/31/00(1) (6.73)%           80            (1.80)%              1.80 %
FIDELITY VIP EQUITY-INCOME SUBACCOUNT
      Class A............................  12/31/01    (6.40)%        6,937            (0.74)%              1.25 %
                                           12/31/00(1)  9.65%           922            (1.25)%              1.25 %
      Class B............................  12/31/01    (6.54)%       17,834            (0.84)%              1.40 %
                                           12/31/00(1)  9.54%         2,750            (1.40)%              1.40 %
      Class C............................  12/31/01    (6.78)%        1,232            (0.09)%              1.65 %
                                           12/31/00(1) (9.35)%          119            (1.65)%              1.65 %
      Class D............................  12/31/01    (6.92)%           38            (0.09)%              1.80 %
                                           12/31/00(1)  9.24%            39            (1.80)%              1.80 %

Per unit information has been computed using average units outstanding throughout the year. Total return is not annualized for periods less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods less than one year. The expense ratio considers only the expenses borne directly by the separate account and excludes expenses incurred indirectly by the underlying funds.

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- EQUITY TRANSACTIONS
       (ALL AMOUNTS IN THOUSANDS)

UNIT ACTIVITY:
--------------                        YEAR     UNITS OUTSTANDING -                                    UNITS OUTSTANDING -
                                     ENDED      BEGINNING OF YEAR     UNITS ISSUED   UNITS REDEEMED       END OF YEAR
                                    --------   --------------------   ------------   --------------   -------------------
WRL J.P. MORGAN MONEY MARKET SUBACCOUNT
      Class A....................   12/31/01           3,863             11,607          (10,581)            4,889
                                    12/31/00           6,518             14,941          (17,596)            3,863
      Class B....................   12/31/01          15,661            106,519          (99,596)           22,584
                                    12/31/00          21,724            132,002         (138,065)           15,661
      Class C....................   12/31/01             230              1,639           (1,150)              719
                                    12/31/00               3                632             (405)              230
      Class D....................   12/31/01              53                 94              (96)               51
                                    12/31/00               3                118              (68)               53
WRL AEGON BOND SUBACCOUNT
      Class A....................   12/31/01           1,557              1,301             (838)            2,020
                                    12/31/00           1,843                548             (834)            1,557
      Class B....................   12/31/01           5,245             10,094           (5,718)            9,621
                                    12/31/00           6,281              2,340           (3,376)            5,245
      Class C....................   12/31/01              22                365             (149)              238
                                    12/31/00               3                 26               (7)               22
      Class D....................   12/31/01               3                  7               (7)                3
                                    12/31/00               3                  0                0                 3
WRL JANUS GROWTH SUBACCOUNT
      Class A....................   12/31/01          10,631              1,017           (3,009)            8,639
                                    12/31/00          11,831              1,124           (2,324)           10,631
      Class B....................   12/31/01          34,642             10,798          (16,191)           29,249
                                    12/31/00          32,275             13,847          (11,480)           34,642
      Class C....................   12/31/01             805              1,026             (491)            1,340
                                    12/31/00               3                893              (91)              805
      Class D....................   12/31/01             111                 36              (35)              112
                                    12/31/00               3                119              (11)              111
WRL JANUS GLOBAL SUBACCOUNT
      Class A....................   12/31/01           8,269                548           (2,437)            6,380
                                    12/31/00           8,767              1,363           (1,861)            8,269
      Class B....................   12/31/01          20,630              9,573          (14,452)           15,751
                                    12/31/00          18,875             14,417          (12,662)           20,630
      Class C....................   12/31/01             376                 34             (113)              297
                                    12/31/00               3                440              (67)              376
      Class D....................   12/31/01              43                  3              (12)               34
                                    12/31/00               3                 48               (8)               43
WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
      Class A....................   12/31/01           6,572                476           (1,869)            5,179
                                    12/31/00           7,040              1,171           (1,639)            6,572
      Class B....................   12/31/01          14,889              3,324           (6,417)           11,796
                                    12/31/00          16,137              6,441           (7,689)           14,889
      Class C....................   12/31/01             170                216             (110)              276
                                    12/31/00               3                216              (49)              170
      Class D....................   12/31/01              21                 11              (13)               19
                                    12/31/00               3                 28              (10)               21

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


UNIT ACTIVITY:
--------------                        YEAR     UNITS OUTSTANDING -                                    UNITS OUTSTANDING -
                                     ENDED      BEGINNING OF YEAR     UNITS ISSUED   UNITS REDEEMED       END OF YEAR
                                    --------   --------------------   ------------   --------------   -------------------
WRL VAN KAMPEN EMERGING GROWTH SUBACCOUNT
      Class A....................   12/31/01           5,868              1,022           (2,411)            4,479
                                    12/31/00           6,154              2,342           (2,628)            5,868
      Class B....................   12/31/01          16,201              7,222          (10,198)           13,225
                                    12/31/00          14,179             14,702          (12,680)           16,201
      Class C....................   12/31/01             400                535             (295)              640
                                    12/31/00               3                453              (56)              400
      Class D....................   12/31/01              77                 14              (20)               71
                                    12/31/00               3                 82               (8)               77
WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
      Class A....................   12/31/01           3,837                547           (1,543)            2,841
                                    12/31/00           3,898              1,106           (1,167)            3,837
      Class B....................   12/31/01          16,289              4,140           (7,047)           13,382
                                    12/31/00          13,252              8,606           (5,569)           16,289
      Class C....................   12/31/01             274                249             (140)              383
                                    12/31/00               3                341              (70)              274
      Class D....................   12/31/01              50                 15              (18)               47
                                    12/31/00               3                 56               (9)               50
WRL AEGON BALANCED SUBACCOUNT
      Class A....................   12/31/01           1,174                207             (360)            1,021
                                    12/31/00           1,453                249             (528)            1,174
      Class B....................   12/31/01           4,476              1,661           (1,801)            4,336
                                    12/31/00           4,467              1,774           (1,765)            4,476
      Class C....................   12/31/01              29                 72              (38)               63
                                    12/31/00               3                 34               (8)               29
      Class D....................   12/31/01               8                  4               (5)                7
                                    12/31/00               3                  7               (2)                8
WRL FEDERATED GROWTH & INCOME SUBACCOUNT
      Class A....................   12/31/01             981              1,834           (1,009)            1,806
                                    12/31/00             742                887             (648)              981
      Class B....................   12/31/01           3,893              9,022           (4,978)            7,937
                                    12/31/00           3,024              2,990           (2,121)            3,893
      Class C....................   12/31/01              24                317              (86)              255
                                    12/31/00               3                 28               (7)               24
      Class D....................   12/31/01               4                  4               (5)                3
                                    12/31/00               3                  2               (1)                4
WRL TRANSAMERICA VALUE BALANCED SUBACCOUNT
      Class A....................   12/31/01           2,770                988           (1,249)            2,509
                                    12/31/00           3,845                441           (1,516)            2,770
      Class B....................   12/31/01           7,317              4,489           (3,750)            8,056
                                    12/31/00          10,939              1,670           (5,292)            7,317
      Class C....................   12/31/01              22                182              (57)              147
                                    12/31/00               3                 26               (7)               22
      Class D....................   12/31/01               4                  2               (4)                2
                                    12/31/00               3                  2               (1)                4

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


UNIT ACTIVITY:
--------------                        YEAR     UNITS OUTSTANDING -                                    UNITS OUTSTANDING -
                                     ENDED      BEGINNING OF YEAR     UNITS ISSUED   UNITS REDEEMED       END OF YEAR
                                    --------   --------------------   ------------   --------------   -------------------
WRL C.A.S.E. GROWTH SUBACCOUNT
      Class A....................   12/31/01             623                402             (562)              463
                                    12/31/00             684                476             (537)              623
      Class B....................   12/31/01           3,051              1,912           (2,279)            2,684
                                    12/31/00           3,137              2,038           (2,124)            3,051
      Class C....................   12/31/01              18                 90              (64)               44
                                    12/31/00               3                 20               (5)               18
      Class D....................   12/31/01               7                  6               (5)                8
                                    12/31/00               3                  7               (3)                7
WRL NWQ VALUE EQUITY SUBACCOUNT
      Class A....................   12/31/01           2,117                564             (761)            1,920
                                    12/31/00           2,371                921           (1,175)            2,117
      Class B....................   12/31/01           5,064              3,466           (3,323)            5,207
                                    12/31/00           5,579              4,189           (4,704)            5,064
      Class C....................   12/31/01              13                130              (30)              113
                                    12/31/00               3                 12               (2)               13
      Class D....................   12/31/01               7                 16              (17)                6
                                    12/31/00               3                  6               (2)                7
WRL INTERNATIONAL EQUITY SUBACCOUNT
      Class A....................   12/31/01             482                246             (310)              418
                                    12/31/00             403                317             (238)              482
      Class B....................   12/31/01           1,769             10,240          (10,194)            1,815
                                    12/31/00           1,408              1,304             (943)            1,769
      Class C....................   12/31/01              29                 61              (19)               71
                                    12/31/00               3                 28               (2)               29
      Class D....................   12/31/01              17                 10               (6)               21
                                    12/31/00               3                 18               (4)               17
WRL GE U.S. EQUITY SUBACCOUNT
      Class A....................   12/31/01           2,325                612             (882)            2,055
                                    12/31/00           1,823              1,362             (860)            2,325
      Class B....................   12/31/01           7,666              2,730           (3,623)            6,773
                                    12/31/00           6,781              4,570           (3,685)            7,666
      Class C....................   12/31/01              86                112              (38)              160
                                    12/31/00               3                102              (19)               86
      Class D....................   12/31/01              35                 34               (5)               64
                                    12/31/00               3                 34               (2)               35
WRL THIRD AVENUE VALUE SUBACCOUNT
      Class A....................   12/31/01           1,213              1,966           (1,179)            2,000
                                    12/31/00             505              1,271             (563)            1,213
      Class B....................   12/31/01           4,130              6,684           (4,292)            6,522
                                    12/31/00             968              5,794           (2,632)            4,130
      Class C....................   12/31/01              39                150              (47)              142
                                    12/31/00               3                 40               (4)               39
      Class D....................   12/31/01               5                  6               (4)                7
                                    12/31/00               3                  3               (1)                5

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


UNIT ACTIVITY:
--------------                        YEAR     UNITS OUTSTANDING -                                    UNITS OUTSTANDING -
                                     ENDED      BEGINNING OF YEAR     UNITS ISSUED   UNITS REDEEMED       END OF YEAR
                                    --------   --------------------   ------------   --------------   -------------------
WRL J.P. MORGAN REAL ESTATE SECURITIES SUBACCOUNT
      Class A....................   12/31/01             161                516             (272)              405
                                    12/31/00              51                308             (198)              161
      Class B....................   12/31/01           1,056              3,170           (1,821)            2,405
                                    12/31/00             203              2,088           (1,235)            1,056
      Class C....................   12/31/01              10                 47              (19)               38
                                    12/31/00               3                 10               (3)               10
      Class D....................   12/31/01              10                  9               (8)               11
                                    12/31/00               3                 12               (5)               10
WRL GOLDMAN SACHS GROWTH SUBACCOUNT
      Class A....................   12/31/01             213                617             (217)              613
                                    12/31/00             114                289             (190)              213
      Class B....................   12/31/01           1,148              2,373           (1,413)            2,108
                                    12/31/00             504              1,131             (487)            1,148
      Class C....................   12/31/01              29                 58              (11)               76
                                    12/31/00               3                 33               (7)               29
      Class D....................   12/31/01              10                  2               (1)               11
                                    12/31/00               3                  8               (1)               10
WRL MUNDER NET50 SUBACCOUNT
      Class A....................   12/31/01              61                343             (280)              124
                                    12/31/00              37                 71              (47)               61
      Class B....................   12/31/01             411              1,225             (753)              883
                                    12/31/00             166                495             (250)              411
      Class C....................   12/31/01               9                 24               (7)               26
                                    12/31/00               3                 10               (4)                9
      Class D....................   12/31/01               7                  3               (2)                8
                                    12/31/00               3                  7               (3)                7
WRL T. ROWE PRICE DIVIDEND GROWTH SUBACCOUNT
      Class A....................   12/31/01             379                830             (447)              762
                                    12/31/00             198                383             (202)              379
      Class B....................   12/31/01           1,123              2,891           (1,178)            2,836
                                    12/31/00             692                993             (562)            1,123
      Class C....................   12/31/01              24                126               (4)              146
                                    12/31/00               3                 26               (5)               24
      Class D....................   12/31/01               4                  1                0                 5
                                    12/31/00               3                  3               (2)                4
WRL T. ROWE PRICE SMALL CAP SUBACCOUNT
      Class A....................   12/31/01             514                573             (394)              693
                                    12/31/00             285                577             (348)              514
      Class B....................   12/31/01           1,163              3,853           (3,042)            1,974
                                    12/31/00             359              1,470             (666)            1,163
      Class C....................   12/31/01              40                 62              (23)               79
                                    12/31/00               3                 42               (5)               40
      Class D....................   12/31/01               3                  0                0                 3
                                    12/31/00               3                  0                0                 3

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


UNIT ACTIVITY:
--------------                        YEAR     UNITS OUTSTANDING -                                    UNITS OUTSTANDING -
                                     ENDED      BEGINNING OF YEAR     UNITS ISSUED   UNITS REDEEMED       END OF YEAR
                                    --------   --------------------   ------------   --------------   -------------------
WRL SALOMON ALL CAP SUBACCOUNT
      Class A....................   12/31/01             857              2,988           (1,326)            2,519
                                    12/31/00             120                877             (140)              857
      Class B....................   12/31/01           4,108             12,210           (5,808)           10,510
                                    12/31/00             425              5,532           (1,849)            4,108
      Class C....................   12/31/01              93                299              (88)              304
                                    12/31/00               3                 98               (8)               93
      Class D....................   12/31/01              29                 13               (9)               33
                                    12/31/00               3                 28               (2)               29
WRL PILGRIM BAXTER MID CAP GROWTH SUBACCOUNT
      Class A....................   12/31/01           1,522              1,164           (1,735)              951
                                    12/31/00             377              1,904             (759)            1,522
      Class B....................   12/31/01           9,147              8,099           (9,676)            7,570
                                    12/31/00           1,452             13,706           (6,011)            9,147
      Class C....................   12/31/01             175                222             (152)              245
                                    12/31/00               3                202              (30)              175
      Class D....................   12/31/01              35                 13               (7)               41
                                    12/31/00               3                 36               (4)               35
WRL DREYFUS MID CAP SUBACCOUNT
      Class A....................   12/31/01             155                398             (247)              306
                                    12/31/00              76                259             (180)              155
      Class B....................   12/31/01             902              1,917             (945)            1,874
                                    12/31/00             210              1,258             (566)              902
      Class C....................   12/31/01              25                 46              (23)               48
                                    12/31/00               3                 25               (3)               25
      Class D....................   12/31/01               4                  0               (1)                3
                                    12/31/00               3                  1                0                 4
WRL VALUE LINE AGGRESSIVE GROWTH SUBACCOUNT
      Class A....................   12/31/01              81                170             (115)              136
                                    12/31/00(1)             0                92              (11)               81
      Class B....................   12/31/01             420                704             (474)              650
                                    12/31/00(1)             0               467              (47)              420
      Class C....................   12/31/01              13                 53              (48)               18
                                    12/31/00(1)             0                13                0                13
      Class D....................   12/31/01               4                  6               (1)                9
                                    12/31/00(1)             0                 4                0                 4
WRL GREAT COMPANIES -- AMERICA(SM)
  SUBACCOUNT
      Class A....................   12/31/01             766              2,063             (882)            1,947
                                    12/31/00(1)             0               859              (93)              766
      Class B....................   12/31/01           5,577              9,342           (4,905)           10,014
                                    12/31/00(1)             0             6,297             (720)            5,577
      Class C....................   12/31/01             270              1,782             (494)            1,558
                                    12/31/00(1)             0               274               (4)              270
      Class D....................   12/31/01              37                 13              (17)               33
                                    12/31/00(1)             0                41               (4)               37

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


UNIT ACTIVITY:
--------------                        YEAR     UNITS OUTSTANDING -                                    UNITS OUTSTANDING -
                                     ENDED      BEGINNING OF YEAR     UNITS ISSUED   UNITS REDEEMED       END OF YEAR
                                    --------   --------------------   ------------   --------------   -------------------
WRL GREAT COMPANIES -- TECHNOLOGY(SM) SUBACCOUNT
      Class A....................   12/31/01             372              1,155             (760)              767
                                    12/31/00(1)             0               695             (323)              372
      Class B....................   12/31/01           2,786              6,226           (3,919)            5,093
                                    12/31/00(1)             0             3,616             (830)            2,786
      Class C....................   12/31/01              43                452              (90)              405
                                    12/31/00(1)             0                43                0                43
      Class D....................   12/31/01              20                 24              (16)               28
                                    12/31/00(1)             0                26               (6)               20
WRL GREAT COMPANIES -- GLOBAL(2) SUBACCOUNT
      Class A....................   12/31/01             128                395             (273)              250
                                    12/31/00(1)             0               137               (9)              128
      Class B....................   12/31/01             364              1,640             (740)            1,264
                                    12/31/00(1)             0               395              (31)              364
      Class C....................   12/31/01              20                196              (58)              158
                                    12/31/00(1)             0                20                0                20
      Class D....................   12/31/01               3                  0                0                 3
                                    12/31/00(1)             0                 3                0                 3
WRL GABELLI GLOBAL GROWTH SUBACCOUNT
      Class A....................   12/31/01             155                839             (183)              811
                                    12/31/00(1)             0               175              (20)              155
      Class B....................   12/31/01             993             10,877           (6,913)            4,957
                                    12/31/00(1)             0             1,400             (407)              993
      Class C....................   12/31/01              31                273              (63)              241
                                    12/31/00(1)             0                31                0                31
      Class D....................   12/31/01              20                  4              (10)               14
                                    12/31/00(1)             0                23               (3)               20
WRL LKCM CAPITAL GROWTH SUBACCOUNT
      Class A....................   12/31/01              14                189              (40)              163
                                    12/31/00(1)             0                14                0                14
      Class B....................   12/31/01              31                629              (99)              561
                                    12/31/00(1)             0                32               (1)               31
      Class C....................   12/31/01              13                 34                0                47
                                    12/31/00(1)             0                13                0                13
      Class D....................   12/31/01              13                  0                0                13
                                    12/31/00(1)             0                13                0                13
FIDELITY VIP III GROWTH OPPORTUNITIES
  SUBACCOUNT
      Class A....................   12/31/01              87                365             (285)              167
                                    12/31/00(1)             0               134              (47)               87
      Class B....................   12/31/01             333                824             (450)              707
                                    12/31/00(1)             0               352              (19)              333
      Class C....................   12/31/01              15                 26               (1)               40
                                    12/31/00(1)             0                16               (1)               15
      Class D....................   12/31/01               5                  0                0                 5
                                    12/31/00(1)             0                 9               (4)                5

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


UNIT ACTIVITY:
--------------                        YEAR     UNITS OUTSTANDING -                                    UNITS OUTSTANDING -
                                     ENDED      BEGINNING OF YEAR     UNITS ISSUED   UNITS REDEEMED       END OF YEAR
                                    --------   --------------------   ------------   --------------   -------------------
FIDELITY VIP II CONTRAFUND(R) SUBACCOUNT
      Class A....................   12/31/01             108                271              (84)              295
                                    12/31/00(1)             0               118              (10)              108
      Class B....................   12/31/01             576              1,479             (657)            1,398
                                    12/31/00(1)             0               605              (29)              576
      Class C....................   12/31/01              44                 76              (44)               76
                                    12/31/00(1)             0                46               (2)               44
      Class D....................   12/31/01               9                  7               (6)               10
                                    12/31/00(1)             0                12               (3)                9
FIDELITY VIP EQUITY-INCOME SUBACCOUNT
      Class A....................   12/31/01              84                899             (307)              676
                                    12/31/00(1)             0               113              (29)               84
      Class B....................   12/31/01             251              2,284             (793)            1,742
                                    12/31/00(1)             0               349              (98)              251
      Class C....................   12/31/01              11                144              (34)              121
                                    12/31/00(1)             0                11                0                11
      Class D....................   12/31/01               4                  0                0                 4
                                    12/31/00(1)             0                 4                0                 4

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


CAPITAL UNIT TRANSACTIONS:
--------------------------                                                                         INCREASE (DECREASE)
                                                       YEAR     PROCEEDS FROM   COST OF UNITS      IN NET ASSETS FROM
                                                      ENDED     UNITS ISSUED      REDEEMED      CAPITAL UNIT TRANSACTIONS
                                                     --------   -------------   -------------   -------------------------
WRL J.P. MORGAN MONEY MARKET SUBACCOUNT
      Class A.....................................   12/31/01    $   183,933    $   (167,727)          $   16,206
                                                     12/31/00        227,132        (266,654)             (39,522)
      Class B.....................................   12/31/01      1,403,088      (1,312,108)              90,980
                                                     12/31/00      1,671,323      (1,745,323)             (74,000)
      Class C.....................................   12/31/01         17,499         (12,287)               5,212
                                                     12/31/00          6,516          (4,187)               2,329
      Class D.....................................   12/31/01            995          (1,026)                 (31)
                                                     12/31/00          1,222            (703)                 519
WRL AEGON BOND SUBACCOUNT
      Class A.....................................   12/31/01         30,238         (19,391)              10,847
                                                     12/31/00         11,456         (17,229)              (5,773)
      Class B.....................................   12/31/01        160,366         (90,595)              69,771
                                                     12/31/00         33,378         (47,697)             (14,319)
      Class C.....................................   12/31/01          4,157          (1,703)               2,454
                                                     12/31/00            274             (67)                 207
      Class D.....................................   12/31/01             80             (80)                   0
                                                     12/31/00              6              (1)                   5
WRL JANUS GROWTH SUBACCOUNT
      Class A.....................................   12/31/01         56,612        (160,801)            (104,189)
                                                     12/31/00        108,730        (219,403)            (110,673)
      Class B.....................................   12/31/01        287,654        (416,015)            (128,361)
                                                     12/31/00        642,023        (522,640)             119,383
      Class C.....................................   12/31/01          6,225          (2,760)               3,465
                                                     12/31/00          9,127            (918)               8,209
      Class D.....................................   12/31/01            215            (210)                   5
                                                     12/31/00          1,194            (107)               1,087
WRL JANUS GLOBAL SUBACCOUNT
      Class A.....................................   12/31/01         19,595         (84,803)             (65,208)
                                                     12/31/00         72,333         (96,450)             (24,117)
      Class B.....................................   12/31/01        336,736        (505,386)            (168,650)
                                                     12/31/00        750,193        (653,532)              96,661
      Class C.....................................   12/31/01            274            (853)                (579)
                                                     12/31/00          5,033            (726)               4,307
      Class D.....................................   12/31/01             20             (91)                 (71)
                                                     12/31/00            559             (86)                 473
WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
      Class A.....................................   12/31/01          9,656         (37,610)             (27,954)
                                                     12/31/00         25,131         (35,116)              (9,985)
      Class B.....................................   12/31/01         67,035        (128,455)             (61,420)
                                                     12/31/00        136,860        (163,589)             (26,729)
      Class C.....................................   12/31/01          2,029          (1,009)               1,020
                                                     12/31/00          2,164            (488)               1,676
      Class D.....................................   12/31/01            105            (128)                 (23)
                                                     12/31/00            280             (95)                 185

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


CAPITAL UNIT TRANSACTIONS:
--------------------------                                                                         INCREASE (DECREASE)
                                                       YEAR     PROCEEDS FROM   COST OF UNITS      IN NET ASSETS FROM
                                                      ENDED     UNITS ISSUED      REDEEMED      CAPITAL UNIT TRANSACTIONS
                                                     --------   -------------   -------------   -------------------------
WRL VAN KAMPEN EMERGING GROWTH SUBACCOUNT
      Class A.....................................   12/31/01    $    45,245    $   (102,117)          $  (56,872)
                                                     12/31/00        165,137        (181,155)             (16,018)
      Class B.....................................   12/31/01        315,176        (434,146)            (118,970)
                                                     12/31/00      1,019,441        (871,653)             147,788
      Class C.....................................   12/31/01          4,294          (2,227)               2,067
                                                     12/31/00          5,925            (706)               5,219
      Class D.....................................   12/31/01            108            (165)                 (57)
                                                     12/31/00          1,049            (104)                 945
WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
      Class A.....................................   12/31/01         14,130         (38,546)             (24,416)
                                                     12/31/00         46,993         (46,241)                 752
      Class B.....................................   12/31/01        104,181        (173,144)             (68,963)
                                                     12/31/00        356,742        (221,195)             135,547
      Class C.....................................   12/31/01          1,729            (900)                 829
                                                     12/31/00          3,520            (685)               2,835
      Class D.....................................   12/31/01            102            (126)                 (24)
                                                     12/31/00            559             (89)                 470
WRL AEGON BALANCED SUBACCOUNT
      Class A.....................................   12/31/01          3,122          (5,399)              (2,277)
                                                     12/31/00          3,787          (7,797)              (4,010)
      Class B.....................................   12/31/01         24,808         (26,736)              (1,928)
                                                     12/31/00         26,619         (26,300)                 319
      Class C.....................................   12/31/01            732            (380)                 352
                                                     12/31/00            351             (79)                 272
      Class D.....................................   12/31/01             34             (48)                 (14)
                                                     12/31/00             73             (16)                  57
WRL FEDERATED GROWTH & INCOME SUBACCOUNT
      Class A.....................................   12/31/01         38,541         (20,875)              17,666
                                                     12/31/00         15,102         (10,685)               4,417
      Class B.....................................   12/31/01        187,489        (102,802)              84,687
                                                     12/31/00         50,424         (34,706)              15,718
      Class C.....................................   12/31/01          4,425          (1,202)               3,223
                                                     12/31/00            317             (74)                 243
      Class D.....................................   12/31/01             69             (73)                  (4)
                                                     12/31/00             17              (9)                   8
WRL TRANSAMERICA VALUE BALANCED SUBACCOUNT
      Class A.....................................   12/31/01         18,010         (22,324)              (4,314)
                                                     12/31/00          6,909         (23,714)             (16,805)
      Class B.....................................   12/31/01         81,375         (66,453)              14,922
                                                     12/31/00         26,002         (82,337)             (56,335)
      Class C.....................................   12/31/01          2,101            (655)               1,446
                                                     12/31/00            268             (68)                 200
      Class D.....................................   12/31/01             24             (39)                 (15)
                                                     12/31/00             17              (9)                   8

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


CAPITAL UNIT TRANSACTIONS:
--------------------------                                                                         INCREASE (DECREASE)
                                                       YEAR     PROCEEDS FROM   COST OF UNITS      IN NET ASSETS FROM
                                                      ENDED     UNITS ISSUED      REDEEMED      CAPITAL UNIT TRANSACTIONS
                                                     --------   -------------   -------------   -------------------------
WRL C.A.S.E. GROWTH SUBACCOUNT
      Class A.....................................   12/31/01    $     6,728    $     (8,625)          $   (1,897)
                                                     12/31/00          9,351         (10,671)              (1,320)
      Class B.....................................   12/31/01         24,044         (26,340)              (2,296)
                                                     12/31/00         31,202         (33,044)              (1,842)
      Class C.....................................   12/31/01            567            (381)                 186
                                                     12/31/00            191             (47)                 144
      Class D.....................................   12/31/01             32             (26)                   6
                                                     12/31/00             65             (24)                  41
WRL NWQ VALUE EQUITY SUBACCOUNT
      Class A.....................................   12/31/01          8,748         (11,685)              (2,937)
                                                     12/31/00         13,219         (16,731)              (3,512)
      Class B.....................................   12/31/01         53,748         (50,905)               2,843
                                                     12/31/00         59,779         (66,093)              (6,314)
      Class C.....................................   12/31/01          1,478            (330)               1,148
                                                     12/31/00            131             (25)                 106
      Class D.....................................   12/31/01            196            (199)                  (3)
                                                     12/31/00             71             (21)                  50
WRL INTERNATIONAL EQUITY SUBACCOUNT
      Class A.....................................   12/31/01          2,765          (3,321)                (556)
                                                     12/31/00          4,368          (3,271)               1,097
      Class B.....................................   12/31/01        109,673        (109,330)                 343
                                                     12/31/00         16,927         (12,309)               4,618
      Class C.....................................   12/31/01            481            (147)                 334
                                                     12/31/00            275             (22)                 253
      Class D.....................................   12/31/01             75             (46)                  29
                                                     12/31/00            177             (41)                 136
WRL GE U.S. EQUITY SUBACCOUNT
      Class A.....................................   12/31/01         10,038         (14,102)              (4,064)
                                                     12/31/00         23,761         (15,074)               8,687
      Class B.....................................   12/31/01         43,821         (56,926)             (13,105)
                                                     12/31/00         79,705         (64,348)              15,357
      Class C.....................................   12/31/01          1,023            (364)                 659
                                                     12/31/00          1,061            (194)                 867
      Class D.....................................   12/31/01            318             (47)                 271
                                                     12/31/00            350             (17)                 333
WRL THIRD AVENUE VALUE SUBACCOUNT
      Class A.....................................   12/31/01         27,984         (16,374)              11,610
                                                     12/31/00         16,453          (7,140)               9,313
      Class B.....................................   12/31/01         94,776         (59,169)              35,607
                                                     12/31/00         74,301         (33,629)              40,672
      Class C.....................................   12/31/01          2,158            (672)               1,486
                                                     12/31/00            547             (58)                 489
      Class D.....................................   12/31/01             92             (60)                  32
                                                     12/31/00             52             (18)                  34

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


CAPITAL UNIT TRANSACTIONS:
--------------------------                                                                         INCREASE (DECREASE)
                                                       YEAR     PROCEEDS FROM   COST OF UNITS      IN NET ASSETS FROM
                                                      ENDED     UNITS ISSUED      REDEEMED      CAPITAL UNIT TRANSACTIONS
                                                     --------   -------------   -------------   -------------------------
WRL J.P. MORGAN REAL ESTATE SECURITIES SUBACCOUNT
      Class A.....................................   12/31/01    $     5,568    $     (2,852)          $    2,716
                                                     12/31/00          2,882          (1,872)               1,010
      Class B.....................................   12/31/01         33,628         (19,018)              14,610
                                                     12/31/00         19,771         (11,583)               8,188
      Class C.....................................   12/31/01            645            (252)                 393
                                                     12/31/00            128             (39)                  89
      Class D.....................................   12/31/01            115            (103)                  12
                                                     12/31/00            150             (61)                  89
WRL GOLDMAN SACHS GROWTH SUBACCOUNT
      Class A.....................................   12/31/01          5,460          (1,959)               3,501
                                                     12/31/00          3,336          (2,173)               1,163
      Class B.....................................   12/31/01         22,282         (12,962)               9,320
                                                     12/31/00         12,802          (5,488)               7,314
      Class C.....................................   12/31/01            488             (91)                 397
                                                     12/31/00            355             (78)                 277
      Class D.....................................   12/31/01             13              (7)                   6
                                                     12/31/00             85              (5)                  80
WRL MUNDER NET50 SUBACCOUNT
      Class A.....................................   12/31/01          3,697          (2,577)               1,120
                                                     12/31/00            829            (519)                 310
      Class B.....................................   12/31/01         12,362          (6,854)               5,508
                                                     12/31/00          5,889          (2,917)               2,972
      Class C.....................................   12/31/01            188             (54)                 134
                                                     12/31/00            109             (35)                  74
      Class D.....................................   12/31/01             22             (17)                   5
                                                     12/31/00             80             (28)                  52
WRL T. ROWE PRICE DIVIDEND GROWTH SUBACCOUNT
      Class A.....................................   12/31/01          7,770          (4,140)               3,630
                                                     12/31/00          3,499          (1,843)               1,656
      Class B.....................................   12/31/01         26,916         (10,791)              16,125
                                                     12/31/00          9,190          (5,196)               3,994
      Class C.....................................   12/31/01          1,250             (37)               1,213
                                                     12/31/00            267             (46)                 221
      Class D.....................................   12/31/01             15              (6)                   9
                                                     12/31/00             27             (15)                  12
WRL T. ROWE PRICE SMALL CAP SUBACCOUNT
      Class A.....................................   12/31/01          6,165          (4,132)               2,033
                                                     12/31/00          8,046          (4,587)               3,459
      Class B.....................................   12/31/01         42,042         (32,644)               9,398
                                                     12/31/00         20,487          (8,793)              11,694
      Class C.....................................   12/31/01            537            (203)                 334
                                                     12/31/00            481             (53)                 428
      Class D.....................................   12/31/01              4              (2)                   2
                                                     12/31/00              0               0                    0

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


CAPITAL UNIT TRANSACTIONS:
--------------------------                                                                         INCREASE (DECREASE)
                                                       YEAR     PROCEEDS FROM   COST OF UNITS      IN NET ASSETS FROM
                                                      ENDED     UNITS ISSUED      REDEEMED      CAPITAL UNIT TRANSACTIONS
                                                     --------   -------------   -------------   -------------------------
WRL SALOMON ALL CAP SUBACCOUNT
      Class A.....................................   12/31/01    $    40,607    $    (17,560)          $   23,047
                                                     12/31/00         11,495          (1,790)               9,705
      Class B.....................................   12/31/01        165,883         (76,004)              89,879
                                                     12/31/00         72,011         (23,863)              48,148
      Class C.....................................   12/31/01          3,627          (1,063)               2,564
                                                     12/31/00          1,180            (100)               1,080
      Class D.....................................   12/31/01            159            (107)                  52
                                                     12/31/00            348             (25)                 323
WRL PILGRIM BAXTER MID CAP GROWTH SUBACCOUNT
      Class A.....................................   12/31/01         13,396         (18,186)              (4,790)
                                                     12/31/00         39,109         (13,524)              25,585
      Class B.....................................   12/31/01         87,247        (101,789)             (14,542)
                                                     12/31/00        279,726        (113,664)             166,062
      Class C.....................................   12/31/01          1,768          (1,004)                 764
                                                     12/31/00          2,645            (376)               2,269
      Class D.....................................   12/31/01            112             (52)                  60
                                                     12/31/00            476             (51)                 425
WRL DREYFUS MID CAP SUBACCOUNT
      Class A.....................................   12/31/01          4,372          (2,682)               1,690
                                                     12/31/00          3,075          (2,126)                 949
      Class B.....................................   12/31/01         21,254         (10,127)              11,127
                                                     12/31/00         14,783          (6,505)               8,278
      Class C.....................................   12/31/01            495            (245)                 250
                                                     12/31/00            298             (34)                 264
      Class D.....................................   12/31/01              4              (4)                   0
                                                     12/31/00              9              (3)                   6
WRL VALUE LINE AGGRESSIVE GROWTH SUBACCOUNT
      Class A.....................................   12/31/01          1,277            (894)                 383
                                                     12/31/00(1)          979           (106)                 873
      Class B.....................................   12/31/01          5,666          (3,771)               1,895
                                                     12/31/00(1)        4,891           (450)               4,441
      Class C.....................................   12/31/01            385            (353)                  32
                                                     12/31/00(1)          125              0                  125
      Class D.....................................   12/31/01             53              (3)                  50
                                                     12/31/00(1)           34             (3)                  31
WRL GREAT COMPANIES -- AMERICA(SM) SUBACCOUNT
      Class A.....................................   12/31/01         20,173          (8,581)              11,592
                                                     12/31/00(1)        9,009           (985)               8,024
      Class B.....................................   12/31/01         92,518         (47,125)              45,393
                                                     12/31/00(1)       65,710         (7,526)              58,184
      Class C.....................................   12/31/01         16,718          (4,629)              12,089
                                                     12/31/00(1)        2,894            (38)               2,856
      Class D.....................................   12/31/01            127            (162)                 (35)
                                                     12/31/00(1)          433            (44)                 389

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


CAPITAL UNIT TRANSACTIONS:
--------------------------                                                                         INCREASE (DECREASE)
                                                       YEAR     PROCEEDS FROM   COST OF UNITS      IN NET ASSETS FROM
                                                      ENDED     UNITS ISSUED      REDEEMED      CAPITAL UNIT TRANSACTIONS
                                                     --------   -------------   -------------   -------------------------
WRL GREAT COMPANIES -- TECHNOLOGY(SM) SUBACCOUNT
      Class A.....................................   12/31/01    $     6,367    $     (3,907)          $    2,460
                                                     12/31/00(1)        7,136         (2,578)               4,558
      Class B.....................................   12/31/01         32,138         (18,829)              13,309
                                                     12/31/00(1)       34,043         (6,561)              27,482
      Class C.....................................   12/31/01          1,863            (388)               1,475
                                                     12/31/00(1)          398             (4)                 394
      Class D.....................................   12/31/01            108             (80)                  28
                                                     12/31/00(1)          200            (46)                 154
WRL GREAT COMPANIES -- GLOBAL(2) SUBACCOUNT
      Class A.....................................   12/31/01          2,838          (2,012)                 826
                                                     12/31/00(1)        1,224            (77)               1,147
      Class B.....................................   12/31/01         11,780          (5,319)               6,461
                                                     12/31/00(1)        3,492           (267)               3,225
      Class C.....................................   12/31/01          1,341            (374)                 967
                                                     12/31/00(1)          175              0                  175
      Class D.....................................   12/31/01              2              (2)                   0
                                                     12/31/00(1)           25              0                   25
WRL GABELLI GLOBAL GROWTH SUBACCOUNT
      Class A.....................................   12/31/01          6,942          (1,527)               5,415
                                                     12/31/00(1)        1,661           (186)               1,475
      Class B.....................................   12/31/01         90,558         (56,247)              34,311
                                                     12/31/00(1)       13,155         (3,771)               9,384
      Class C.....................................   12/31/01          2,269            (503)               1,766
                                                     12/31/00(1)          288             (1)                 287
      Class D.....................................   12/31/01             29             (86)                 (57)
                                                     12/31/00(1)          215            (23)                 192
WRL LKCM CAPITAL GROWTH SUBACCOUNT
      Class A.....................................   12/31/01          1,438            (284)               1,154
                                                     12/31/00(1)          142              0                  142
      Class B.....................................   12/31/01          4,496            (760)               3,736
                                                     12/31/00(1)          330             (9)                 321
      Class C.....................................   12/31/01            238              (2)                 236
                                                     12/31/00(1)          133              0                  133
      Class D.....................................   12/31/01              0               0                    0
                                                     12/31/00(1)          125              0                  125
FIDELITY VIP III GROWTH OPPORTUNITIES SUBACCOUNT
      Class A.....................................   12/31/01          2,705          (2,054)                 651
                                                     12/31/00(1)        1,275           (458)                 817
      Class B.....................................   12/31/01          6,175          (3,279)               2,896
                                                     12/31/00(1)        3,395           (172)               3,223
      Class C.....................................   12/31/01            184              (5)                 179
                                                     12/31/00(1)          148             (5)                 143
      Class D.....................................   12/31/01              3              (3)                   0
                                                     12/31/00(1)           79            (34)                  45

WRL SERIES ANNUITY ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2001

NOTE 6 -- (CONTINUED)


CAPITAL UNIT TRANSACTIONS:
--------------------------                                                                         INCREASE (DECREASE)
                                                       YEAR     PROCEEDS FROM   COST OF UNITS      IN NET ASSETS FROM
                                                      ENDED     UNITS ISSUED      REDEEMED      CAPITAL UNIT TRANSACTIONS
                                                     --------   -------------   -------------   -------------------------
FIDELITY VIP II CONTRAFUND(R) SUBACCOUNT
      Class A.....................................   12/31/01    $     2,222    $       (678)          $    1,544
                                                     12/31/00(1)        1,149            (91)               1,058
      Class B.....................................   12/31/01         12,114          (5,316)               6,798
                                                     12/31/00(1)        5,911           (278)               5,633
      Class C.....................................   12/31/01            604            (351)                 253
                                                     12/31/00(1)          436            (15)                 421
      Class D.....................................   12/31/01             56             (45)                  11
                                                     12/31/00(1)          117            (34)                  83
FIDELITY VIP EQUITY-INCOME SUBACCOUNT
      Class A.....................................   12/31/01          9,126          (3,128)               5,998
                                                     12/31/00(1)        1,181           (310)                 871
      Class B.....................................   12/31/01         23,524          (8,094)              15,430
                                                     12/31/00(1)        3,654         (1,027)               2,627
      Class C.....................................   12/31/01          1,465            (342)               1,123
                                                     12/31/00(1)          113              0                  113
      Class D.....................................   12/31/01              5              (2)                   3
                                                     12/31/00(1)           36              0                   36

                         Report of Independent Auditors

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2001. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Department of the State of Ohio.

As discussed in Note 8 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed the method used to value universal life and variable universal life policies.



Des Moines, Iowa
February 15, 2002

                   Western Reserve Life Assurance Co. of Ohio

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)


                                                                          DECEMBER 31
                                                                     2001             2000
                                                                  ---------------------------
ADMITTED ASSETS
Cash and invested assets:
   Cash and short-term investments                                $  141,080      $    25,465
   Bonds                                                              78,489           92,652
   Common stocks:
     Affiliated entities (cost: 2001 - $543 and 2000 - $243)           5,903            4,164
     Other (cost: 2001 and 2000 - $302)                                  472              352
   Mortgage loans on real estate                                      13,821           14,041
   Home office properties                                             43,520           33,571
   Investment properties                                                  --           10,808
   Policy loans                                                      285,178          284,335
   Other invested assets                                              19,558           10,091
                                                                  ---------------------------
Total cash and invested assets                                       588,021          475,479


Net deferred income taxes                                              8,444               --
Federal and foreign income taxes recoverable                              --           22,547
Premiums deferred and uncollected                                      1,237              908
Accrued investment income                                              1,463            1,475
Cash surrender value of life insurance policies                       52,254           49,787
Other assets                                                           7,563            5,905
Separate account assets                                            8,093,342       10,190,653


                                                                  ---------------------------
Total admitted assets                                             $8,752,324      $10,746,754
                                                                  ===========================

                                                                               DECEMBER 31
                                                                          2001               2000
                                                                      ------------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                             $   399,187       $    400,695
     Annuity                                                              336,587            288,370
   Policy and contract claim reserves                                      14,358             13,474
   Liability for deposit-type contracts                                    15,754              9,909
   Other policyholders' funds                                                  60                 38
   Remittances and items not allocated                                     14,493             21,192
   Federal and foreign income taxes payable                                26,150                 --
   Transfers to separate account due or accrued                          (493,930)          (480,404)
   Asset valuation reserve                                                  4,299              4,726
   Interest maintenance reserve                                             4,861              5,934
   Short-term note payable to affiliate                                        --             71,400
   Payable to affiliate                                                       645             17,406
   Other liabilities                                                       92,231             62,528
   Separate account liabilities                                         8,089,904         10,185,342
                                                                      ------------------------------
Total liabilities                                                       8,504,599         10,600,610

Capital and surplus:
   Common stock, $1.00 par value, 3,000,000 shares
     authorized and 2,500,000 shares issued and outstanding                 2,500              2,500
   Paid-in surplus                                                        150,107            120,107
   Unassigned surplus                                                      95,118             23,537
                                                                      ------------------------------
Total capital and surplus                                                 247,725            146,144
                                                                      ------------------------------
Total liabilities and capital and surplus                             $ 8,752,324       $ 10,746,754
                                                                      ==============================

See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)


                                                                           YEAR ENDED DECEMBER 31
                                                                   2001              2000              1999
                                                               ------------------------------------------------
Revenues:
   Premiums and other considerations, net of reinsurance:
     Life                                                       $   653,398       $   741,937       $   584,729
     Annuity                                                        625,117         1,554,430         1,104,525
   Net investment income                                             44,424            47,867            39,589
   Amortization of interest maintenance reserve                       1,440             1,656             1,751
   Commissions and expense allowances on reinsurance ceded          (10,789)            1,648             4,178
   Income from fees associated with investment management,
     administration and contract guarantees for separate
     accounts                                                       108,673           149,086           104,775
   Other income                                                      16,386            58,531            44,366
                                                               ------------------------------------------------
                                                                  1,438,649         2,555,155         1,883,913
Benefits and expenses:
   Benefits paid or provided for:
     Life                                                            56,155            58,813            35,591
     Surrender benefits                                             800,264           888,060           689,535
     Other benefits                                                  57,032            47,855            32,201
     Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                        10,100            98,557            70,542
         Annuity                                                     48,217            (9,665)            3,446
         Other                                                           --                67              (121)
                                                               ------------------------------------------------
                                                                    971,768         1,083,687           831,194
   Insurance expenses:
     Commissions                                                    176,023           316,337           246,334
     General insurance expenses                                     110,808           120,798           112,536
     Taxes, licenses and fees                                        18,714            23,193            19,019
     Net transfers to separate accounts                             216,797         1,068,213           625,598
     Other expenses                                                     556                36                --
                                                               ------------------------------------------------
                                                                    522,898         1,528,577         1,003,487
                                                               ------------------------------------------------
                                                                  1,494,666         2,612,264         1,834,681
                                                               ------------------------------------------------
Gain (loss) from operations before federal
   income tax  expense (benefit) and net
   realized capital gains
   (losses) on investments                                          (56,017)          (57,109)           49,232

Federal income tax expense (benefit)                                  3,500           (17,470)           11,816
                                                               ------------------------------------------------
Gain (loss) from operations before net realized
   capital gains (losses) on investments                            (59,517)          (39,639)           37,416

Net realized capital gains (losses) on investments
   (net of related federal
   income taxes and amounts transferred to
   interest maintenance reserve)                                        100              (856)             (716)
                                                               ------------------------------------------------
Net income (loss)                                               $   (59,417)      $   (40,495)      $    36,700
                                                               ================================================

See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                                                                                          TOTAL
                                                                  COMMON           PAID-IN         UNASSIGNED         CAPITAL AND
                                                                  STOCK            SURPLUS           SURPLUS             SURPLUS
                                                        ------------------------------------------------------------------------

Balance at January 1, 1999                                       $ 1,500          $120,107          $ 21,973           $ 143,580
   Net income                                                         --                --            36,700              36,700
   Change in net unrealized capital gains                             --                --             1,421               1,421
   Change in non-admitted assets                                      --                --               703                 703
   Change in asset valuation reserve                                  --                --              (961)               (961)
   Change in surplus in separate accounts                             --                --               451                 451
   Transfer from unassigned surplus to
     common stock (stock dividend)                                 1,000                --            (1,000)                 --
   Settlement of prior period tax returns                             --                --             1,000               1,000
   Tax benefits on stock options exercised                            --                --             2,022               2,022
                                                        ------------------------------------------------------------------------
Balance at December 31, 1999                                       2,500           120,107            62,309             184,916
   Net loss                                                           --                --           (40,495)            (40,495)
   Change in net unrealized capital gains                             --                --             1,571               1,571
   Change in non-admitted assets                                      --                --            (1,359)             (1,359)
   Change in asset valuation reserve                                  --                --              (917)               (917)
   Change in surplus in separate accounts                             --                --              (314)               (314)
   Settlement of prior period tax returns                             --                --                30                  30
   Tax benefits on stock options exercised                            --                --             2,712               2,712
                                                        ------------------------------------------------------------------------
Balance at December 31, 2000                                       2,500           120,107            23,537             146,144
   Net loss                                                           --                --           (59,417)            (59,417)
   Capital contribution                                               --            30,000                --              30,000
   Cumulative effect of change in
     accounting principles                                                                            12,312            12,312
   Change in valuation basis                                          --                --            11,609              11,609
   Change in net deferred income tax asset                            --                --           (11,733)            (11,733)
   Surplus effect of reinsurance                                      --                --            11,851              11,851
     transaction
   Change in net unrealized capital gains                             --                --            (1,281)             (1,281)
   Change in non-admitted assets                                      --                --             9,076               9,076
   Change in asset valuation reserve                                  --                --               427                 427
   Change in surplus in separate accounts                             --                --            97,374              97,374
   Tax benefits on stock options exercised                            --                --             1,363               1,363
                                                        ------------------------------------------------------------------------
Balance at December 31, 2001                                     $ 2,500          $150,107          $ 95,118           $ 247,725
                                                        ========================================================================

See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)


                                                                                       YEAR ENDED DECEMBER 31
                                                                         2001                  2000                  1999
                                                                     -------------------------------------------------------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance                $ 1,295,480           $ 2,356,441           $ 1,738,870
Net investment income received                                            45,355                51,583                44,235
Life and accident and health claims paid                                 (55,303)              (55,030)              (35,872)
Surrender benefits and other fund withdrawals paid                      (800,321)             (888,060)             (689,535)
Other benefits paid to policyholders                                     (56,598)              (43,721)              (32,642)
Commissions, other expenses and other taxes                             (315,087)             (456,874)             (382,372)
Net transfers to separate accounts                                       (27,317)             (935,755)             (628,762)
Federal income taxes received (paid)                                      46,560                (8,236)               (9,637)
                                                                     -------------------------------------------------------
Net cash provided by operating activities                                132,769                20,348                 4,285

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds                                                                  29,163                45,079               114,177
   Mortgage loans on real estate                                             282                   227                   212
   Other                                                                    (170)                  345                    18
                                                                     -------------------------------------------------------
                                                                          29,275                45,651               114,407
Cost of investments acquired:
   Bonds                                                                 (14,445)              (18,005)              (49,279)
   Common stocks                                                            (300)                   --                    --
   Mortgage loans on real estate                                              --                (5,003)                   (1)
   Investment properties                                                     (13)                 (108)                 (286)
   Policy loans                                                             (843)             (101,360)              (69,993)
   Other invested assets                                                 (12,394)              (11,203)                   --
   Other                                                                      --                    --                  (855)
                                                                     -------------------------------------------------------
                                                                         (27,995)             (135,679)             (120,414)
                                                                     -------------------------------------------------------
Net cash provided by (used in) investing activities                        1,280               (90,028)               (6,007)

FINANCING AND MISCELLANEOUS ACTIVITIES Other cash provided:
   Capital and surplus paid in                                            30,000                    --                    --
   Borrowed money                                                        (71,400)               54,300               (27,100)
   Deposits and deposit-type contract funds and other
     liabilities without life or disability contingencies                 23,298                    --                    --
   Other sources                                                          45,631                27,815                12,580
                                                                     -------------------------------------------------------
                                                                          27,529                82,115               (14,520)


                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

                                                                              YEAR ENDED DECEMBER 31
                                                                    2001              2000              1999
                                                                 -----------------------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES (CONTINUED)
Other cash applied:
   Withdrawals on deposit-type contract funds and other
     liabilities without life or disability contingencies          $  17,990           $    --          $     --
   Other applications                                                 27,973            10,902            33,634
                                                                 -----------------------------------------------
                                                                      45,963            10,902            33,634
                                                                 -----------------------------------------------
Net cash provided by (used in) financing activities                  (18,434)           71,213           (48,154)
                                                                 -----------------------------------------------
Increase (decrease) in cash and short-term investments               115,615             1,533           (49,876)

Cash and short-term investments at beginning of year                  25,465            23,932            73,808
                                                                 -----------------------------------------------
Cash and short-term investments at end of year                     $ 141,080           $25,465          $ 23,932
                                                                 ===============================================

See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company which, in turn, is an indirect, wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

NATURE OF BUSINESS

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written are done through an affiliated marketing organization.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the

                   Western Reserve Life Assurance Co. of Ohio

           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Investment properties are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances would be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Effective January 1, 2001, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Under GAAP, states taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

   The effects of these variances have not been determined by the Company, but are presumed to be material.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains/(losses) are reported in unassigned surplus. Common stocks of the Company's wholly owned affiliates are recorded at the GAAP basis equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

During 2001, 2000, and 1999, net realized capital gains (losses) of $367, $(276), and $(67), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,440, $1,656, and $1,751 for the years ended December 31, 2001, 2000, and 1999, respectively.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 2001, 2000, and 1999, with respect to such practices.

PREMIUMS AND ANNUITY CONSIDERATIONS

Life and accident and health premiums are recognized as revenue when due. Subsequent to January 1, 2001, premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting. Prior to January 1, 2001, life, annuity, accident, and health premiums were recognized as revenue when due.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

AGGREGATE RESERVES FOR POLICIES

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.

REINSURANCE

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting policies for the original policies issued and the terms of the reinsurance contracts.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,208,884, $2,336,299, and $1,675,642 in 2001, 2000, and 1999, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

STOCK OPTION PLAN

AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECLASSIFICATIONS

Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation.

2. ACCOUNTING CHANGES

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Ohio. Effective January 1, 2001, the State of Ohio required that insurance companies domiciled in the State of Ohio prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Ohio insurance commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased capital and surplus, of $12,312 as of January 1, 2001. This amount included the establishment of deferred tax assets of $12,696, offset by the release of mortgage loan origination fees of $25 and the establishment of a vacation accrual of $359.

3. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


3. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

   Investment Securities: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks of unaffiliated entities are based on quoted market prices.

   Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

   Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

   Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Short-Term Note Payable to Affiliate: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.

   Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


3. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:

                                                                    DECEMBER 31
                                                       2001                                2000
                                         --------------------------------- -----------------------------------
                                             CARRYING                            CARRYING
                                              AMOUNT         FAIR VALUE           AMOUNT           FAIR VALUE
                                         --------------------------------- -----------------------------------
ADMITTED ASSETS
Cash and short-term investments             $  141,080        $  141,080        $    25,465        $    25,465
Bonds                                           78,489            80,722             92,652             93,766
Common stocks, other than affiliates               472               472                352                352
Mortgage loans on real estate                   13,821            14,263             14,041             14,422
Policy loans                                   285,178           285,178            284,335            284,335
Separate account assets                      8,093,342         8,093,342         10,190,653         10,190,653

LIABILITIES
Investment contract liabilities                352,341           347,665            298,279            291,457
Short-term note payable to affiliate                --                --             71,400             71,400
Separate account annuity liabilities         5,792,373         5,709,486          7,305,380          7,142,011

4. INVESTMENTS

The carrying amount and estimated fair value of investments in bonds are as follows:

                                                                    GROSS         GROSS           ESTIMATED
                                                  CARRYING        UNREALIZED    UNREALIZED           FAIR
                                                   AMOUNT           GAINS         LOSSES             VALUE
                                                  ---------------------------------------------------------
DECEMBER 31, 2001
Bonds:
  United States Government and agencies            $ 4,363          $  173          $   --          $ 4,536
  State, municipal and other government              1,480             135              --            1,615
  Public utilities                                  12,048             306              --           12,354
  Industrial and miscellaneous                      39,429           2,470           1,358           40,541
  Mortgage and other asset-backed securities        21,169             507              --           21,676
                                                  ---------------------------------------------------------
Total bonds                                        $78,489          $3,591          $1,358          $80,722
                                                  =========================================================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


4. INVESTMENTS (CONTINUED)

                                                                   GROSS         GROSS        ESTIMATED
                                                    CARRYING     UNREALIZED    UNREALIZED       FAIR
                                                     AMOUNT        GAINS         LOSSES         VALUE
                                                   ----------------------------------------------------
DECEMBER 31, 2000
Bonds:
  United States Government and agencies              $ 4,580        $   78        $   15        $ 4,643
  State, municipal and other government                1,478            85            --          1,563
  Public utilities                                    13,061            75           159         12,977
  Industrial and miscellaneous                        42,482         1,673           811         43,344
  Mortgage and other asset-backed securities          31,051           416           228         31,239
                                                   ----------------------------------------------------
Total bonds                                          $92,652        $2,327        $1,213        $93,766
                                                   ====================================================

The carrying amount and fair value of bonds at December 31, 2001 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                                        ESTIMATED
                                                       CARRYING            FAIR
                                                        AMOUNT            VALUE
                                                       --------------------------

   Due in one year or less                              $  7,305         $  7,408
   Due one through five years                             28,415           29,555
   Due five through ten years                             15,628           16,649
   Due after ten years                                     5,972            5,434
                                                        -------------------------
                                                          57,320           59,046
   Mortgage and other asset-backed securities             21,169           21,676
                                                        -------------------------
                                                        $ 78,489         $ 80,722
                                                        =========================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


4. INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:

                                                     YEAR ENDED DECEMBER 31
                                                2001             2000             1999
                                              ------------------------------------------

Interest on bonds                             $  7,050         $  8,540         $ 12,094
Dividends from common stock of affiliated
  entities                                      18,495           26,453           18,555
Interest on mortgage loans                       1,130              776              746
Rental income on investment properties           6,903            6,034            5,794
Interest on policy loans                        17,746           14,372            9,303
Other investment income                            (51)               1              414
                                              ------------------------------------------
Gross investment income                         51,273           56,176           46,906

Investment expenses                             (6,849)          (8,309)          (7,317)
                                              ------------------------------------------
Net investment income                         $ 44,424         $ 47,867         $ 39,589
                                              ==========================================

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                      YEAR ENDED DECEMBER 31
                               2001            2000             1999
                             ----------------------------------------

Proceeds                     $29,163        $ 45,079         $114,177
                             ========================================

Gross realized gains         $   637        $    117         $  1,762
Gross realized losses             --             480            1,709
                             ----------------------------------------
Net realized gains (losses)  $   637        $   (363)        $     53
                             ========================================

At December 31, 2001, bonds with an aggregate carrying value of $4,094 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


4. INVESTMENTS (CONTINUED)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                             REALIZED
                                                      YEAR ENDED DECEMBER 31
                                                2001            2000          1999
                                              -------------------------------------
Bonds                                         $   637         $  (363)        $  53
Other invested assets                              --          (1,115)           18
                                              -------------------------------------
                                                  637          (1,478)           71

Tax benefit (expense)                            (170)            346          (854)
Transfer to interest maintenance reserve         (367)            276            67
                                              -------------------------------------
Net realized gains (losses)                   $   100         $  (856)        $(716)
                                              =====================================

                                          CHANGES IN UNREALIZED
                                          YEAR ENDED DECEMBER 31
                                   2001            2000            1999
                                 ---------------------------------------

Other invested assets            $(2,926)        $    --         $    --
Common stocks                      1,559           2,002           1,426
Mortgage loans on real estate         86            (431)             (5)
                                 ---------------------------------------
Change in unrealized             $(1,281)        $ 1,571         $ 1,421
                                 =======================================

Gross unrealized gains (losses) on common stocks were as follows:

                                          UNREALIZED
                                          DECEMBER 31
                                      2001            2000
                                   ------------------------

Unrealized gains                    $ 5,930         $ 4,040
Unrealized losses                      (400)            (69)
                                   ------------------------
Net unrealized gains                $ 5,530         $ 3,971
                                   ========================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


4. INVESTMENTS (CONTINUED)

During 2001, the Company did not issue any mortgage loans. During 2000, the Company issued one mortgage loan with a lending rate of 7.97%. The percentage of the loan to the value of the security at the time of origination was 69%. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.

During 2001, 2000, and 1999, no mortgage loans were foreclosed and transferred to real estate. During 2001 and 2000, the Company held a mortgage loan loss reserve in the asset valuation reserve of $135 and $-0-, respectively.

5. REINSURANCE

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:

                                         YEAR ENDED DECEMBER 31
                             2001                2000                1999
                         ---------------------------------------------------

Direct premiums          $ 1,369,720         $ 2,385,134         $ 1,748,265
Reinsurance ceded            (91,205)            (88,767)            (59,011)
                         ---------------------------------------------------
Net premiums earned      $ 1,278,515         $ 2,296,367         $ 1,689,254
                         ===================================================

The Company received reinsurance recoveries in the amount of $12,337, $8,856, and $4,916 during 2001, 2000, and 1999, respectively. At December 31, 2001 and 2000, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $6,065 and $2,337, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2001 and 2000 of $63,758 and $5,128, respectively.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


5. REINSURANCE (CONTINUED)

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. The Company holds collateral in the form of letters of credit of $70,000.

6. INCOME TAXES

The Company's net deferred tax asset is comprised of the following components:

                                           DECEMBER 31,       JANUARY 1,
                                              2001               2001
                                           ----------------------------
Gross deferred income tax assets            $162,669           $82,191
Gross deferred income tax liabilities         95,916             3,705
Deferred income tax assets nonadmitted        58,309            65,790
                                           ----------------------------
Net admitted deferred income tax asset      $  8,444           $12,696
                                           ============================

Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholers' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($293 at December 31, 2001). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $103.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


6. INCOME TAXES (CONTINUED)

The main components of deferred tax amounts, as well as the net change for the year ended December 31, 2001, are as follow:

                                                DECEMBER 31,      JANUARY 1,          NET
                                                   2001              2001            CHANGE
                                                --------------------------------------------
Deferred income tax assets:
ss.807(f) adjustment                             $  1,977          $ 2,360          $   (383)
  Pension expenses                                  2,422            1,850               572
  Tax basis deferred acquisition costs             76,692           69,122             7,570
  Reserves                                         74,569            2,316            72,253
  Other                                             7,009            6,543               466
                                                --------------------------------------------
Total deferred income tax assets                 $162,669          $82,191          $ 80,478
                                                ============================================

Deferred income tax assets - nonadmitted         $ 58,309          $65,790          $ (7,481)

Deferred income tax liabilities:
ss.807(f) adjustment - liabilities                 91,560              427            91,133
  Other                                             4,356            3,278             1,078
                                                --------------------------------------------
Total deferred income tax liabilities            $ 95,916          $ 3,705          $ 92,211
                                                ============================================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


6. INCOME TAXES (CONTINUED)

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

                                                                 DECEMBER 31
                                                     2001           2000           1999
                                                   --------------------------------------

Income tax expense (benefit) computed at the
  federal statutory rate (35%)                     $(19,606)      $(19,988)      $ 17,231
Deferred acquisition costs - tax basis                7,570         14,725         11,344
Amortization of IMR                                    (504)          (580)          (613)
Depreciation                                             (6)          (426)          (727)
Dividends received deduction                         (8,705)       (12,805)       (10,784)
Low income housing credits                           (1,944)            --             --
Prior year under (over) accrual                       3,340            560         (3,167)
Reinsurance transactions                              4,148             --             --
Reserves                                             19,541            123         (2,272)
Other                                                  (334)           921            804
                                                   --------------------------------------
Federal income tax expense (benefit)               $  3,500       $(17,470)      $ 11,816
                                                   ======================================

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined in the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

In 2000, the Company received $30 in interest from the Internal Revenue Service related to the 1993 tax year. In 1999, the Company received $1,000 from its former parent, an unaffiliated company, for reimbursement of prior period tax payments made by the Company but owed by the former parent. Tax settlements for 2000 and 1999 were credited directly to unassigned surplus.

The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. An examination is underway for 1996 and 1997.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


7. POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                       DECEMBER 31
                                                           2001                          2000
                                               ----------------------------- ------------------------------
                                                                  PERCENT                        PERCENT
                                                    AMOUNT       OF TOTAL          AMOUNT       OF TOTAL
                                               ----------------------------- ------------------------------

   Subject to discretionary withdrawal with
     market value adjustment                      $   11,429          0%          $   11,999         0%
   Subject to discretionary withdrawal at
     book value less surrender charge                102,240          2               72,456         1
   Subject to discretionary withdrawal at
     market value                                  5,641,756         93            7,305,182        96
   Subject to discretionary withdrawal at
     book value (minimal or no charges or
     adjustments)                                    294,012          5              210,648         3
   Not subject to discretionary withdrawal            14,654          0               15,753         0
                                               -----------------------------------------------------------
                                                                    100%           7,616,038       100%
                                                                    ===                            ===
   Less reinsurance ceded                             60,224                           2,145
                                               -------------                 ---------------
   Total policy reserves on annuities and
     deposit fund liabilities                     $6,003,867                      $7,613,893
                                               ============                  ===============

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                             YEAR ENDED DECEMBER 31
                                                     2001              2000              1999
                                                  ----------------------------------------------
Transfers as reported in the summary of
  operations of the separate accounts
  statement:
    Transfers to separate accounts                $1,208,884        $2,336,299        $1,675,642
    Transfers from separate accounts               1,107,157         1,268,865         1,056,207
                                                  ----------------------------------------------
Net transfers to separate accounts                   101,727         1,067,434           619,435

Change in valuation adjustment                        98,321                --                --
Other                                                 16,749               779             6,163
                                                  ----------------------------------------------
Transfers as reported in the summary of
  operations of the life, accident and health
  annual statement                                $  216,797        $1,068,213        $  625,598
                                                  ==============================================

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

At December 31, 2001, the Company had variable annuities with guaranteed living benefits as follows:

   BENEFIT AND TYPE OF RISK                     SUBJECTED    AMOUNT OF RESERVE
                                              ACCOUNT VALUE         HELD
   -----------------------------------------------------------------------------

   Guaranteed Minimum Income Benefit               $75,101           $19

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2001 and 2000, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                          GROSS             LOADING            NET
                                       ---------------------------------------------
DECEMBER 31, 2001
Ordinary direct renewal business            $1,439          $   407           $1,032
Ordinary new business                          200               (5)             205
                                       ---------------------------------------------
                                            $1,639          $   402           $1,237
                                       =============================================

DECEMBER 31, 2000
Ordinary direct renewal business            $  991          $   220           $  771
Ordinary new business                          133               (4)             137
                                       ---------------------------------------------
                                            $1,124          $   216           $  908
                                       =============================================

8. CONVERSION OF VALUATION SYSTEM

During 2001, the Company converted to a new reserve valuation system for universal life and variable universal life policies. The new valuation system, which provides for more precise calculations, caused general account reserves to decrease by $11,609 and separate account reserves to decrease by $98,321. These amounts were credited directly to unassigned surplus. The decrease in separate account reserves is included in the change in surplus in separate accounts in the 2001 Statement of Changes in Capital and Surplus.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


9. DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2002, without the prior approval of insurance regulatory authorities, is $24,523.

10. CAPITAL AND SURPLUS

During 1999, the Company's Board of Director's approved an amendment to the Company's Articles of Incorporation which increased the number of authorized capital shares to 3,000,000. The Board of Directors also authorized a stock dividend in the amount of $1,000, which was transferred from unassigned surplus. This amendment and stock dividend were in response to a change in California law which requires all life insurance companies that do business in the state to have capital stock of at least $2,500.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 2001, the Company meets the RBC requirements.

11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

During 2001, the Company sold $17,515 of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

12. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


12. RETIREMENT AND COMPENSATION PLANS (CONTINUED)

employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,634, $1,224, and $1,105 for the years ended December 31, 2001, 2000, and 1999, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $1,100, $930, and $816 for the years ended December 31, 2001, 2000, and 1999, respectively.

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2001, 2000, and 1999 was negligible. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $233, $108, and $81 for the years ended December 31, 2001, 2000, and 1999, respectively.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


13. RELATED PARTY TRANSACTIONS

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2001, 2000, and 1999, the Company paid $16,904, $19,248, and $16,905, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2001, 2000, and 1999, the Company received $6,752, $4,665, and $3,755, respectively, for such services, which approximates their cost.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2001, 2000, and 1999, the Company paid net interest of $945, $2,262, and $1,997, respectively, to affiliates.

The Company received capital contributions of $30,000 from its parent in 2001.

At December 31, 2000, the Company had short-term note payables to an affiliate of $71,400. Interest on these notes approximated the thirty-day commercial paper rate at the time of issuance.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2001 and 2000, the cash surrender value of these policies was $52,254 and $49,787, respectively.

14. COMMITMENTS AND CONTINGENCIES

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


14. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,425 and $3,438 and an offsetting premium tax benefit of $764 and $777 at December 31, 2001 and 2000, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $13, $(9), and $(20) for the years ended December 31, 2001, 2000, and 1999, respectively.

                   Western Reserve Life Assurance Co. of Ohio

                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)


SCHEDULE I

                                                                                         AMOUNT AT WHICH
                                                                             FAIR          SHOWN IN THE
                TYPE OF INVESTMENT                        COST (1)           VALUE         BALANCE SHEET
---------------------------------------------------------------------------------------------------------

FIXED MATURITIES
Bonds:
   United States Government and government
     agencies and authorities                           $    4,681           $  4,868         $    4,681
   States, municipalities, and political
     subdivisions                                            3,380              3,620              3,380
   Public utilities                                         12,048             12,354             12,048
   All other corporate bonds                                58,380             59,880             58,380
                                                        -------------------------------------------------
Total fixed maturities                                      78,489             80,722             78,489

EQUITY SECURITIES Common stocks (unaffiliated):
   Industrial, miscellaneous, and all other                    302                472                472
                                                        -------------------------------------------------
Total equity securities                                        302                472                472

Mortgage loans on real estate                               13,821                                13,821
Real estate                                                 43,520                                43,520
Policy loans                                               285,178                               285,178
Cash and short-term investments                            141,080                               141,080
Other invested assets                                       19,558                                19,558
                                                        ----------                            ---------
Total investments                                       $  581,948                            $  582,118
                                                        ==========                            ==========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                   Western Reserve Life Assurance Co. of Ohio

                       Supplementary Insurance Information
                             (Dollars in Thousands)


SCHEDULE III

                                                                                                 BENEFITS,
                                                                                                  CLAIMS,
                                  FUTURE POLICY    POLICY AND                       NET          LOSSES AND       OTHER
                                   BENEFITS AND     CONTRACT        PREMIUM      INVESTMENT      SETTLEMENT     OPERATING
                                     EXPENSES      LIABILITIES      REVENUE        INCOME         EXPENSES      EXPENSES*
                                  ------------------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2001
Individual life                       $386,965        $14,219      $  652,626      $14,014       $  167,912     $216,211
Group life                              12,222            135             772          731            1,226          535
Annuity                                336,587              4         625,117       29,679          802,630       89,355
                                  ------------------------------------------------------------------------------------------
                                      $735,774        $14,358      $1,278,515      $44,424       $  971,768     $306,101
                                  ==========================================================================================

YEAR ENDED DECEMBER 31, 2000
Individual life                       $389,458        $13,349      $  741,090      $13,430       $  267,540     $310,243
Group life                              11,237            100             847          936            1,413          580
Annuity                                259,199             25       1,554,430       33,501          814,734      149,541
                                  ------------------------------------------------------------------------------------------
                                      $659,894        $13,474      $2,296,367      $47,867       $1,083,687     $460,364
                                  ==========================================================================================

YEAR ENDED DECEMBER 31, 1999
Individual life                       $291,106        $ 9,152      $  583,656      $10,754       $  178,237     $261,284
Group life                              11,032            100           1,073          706            1,437          599
Annuity                                268,864             17       1,104,525       28,129          651,520      116,006
                                  ------------------------------------------------------------------------------------------
                                      $571,002        $ 9,269      $1,689,254      $39,589       $  831,194     $377,889
                                  ==========================================================================================

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   Western Reserve Life Assurance Co. of Ohio

                                   Reinsurance
                             (Dollars in Thousands)


SCHEDULE IV

                                                                           ASSUMED                            PERCENTAGE OF
                                                         CEDED TO            FROM                                 AMOUNT
                                       GROSS              OTHER             OTHER               NET            ASSUMED TO
                                      AMOUNT            COMPANIES         COMPANIES           AMOUNT               NET
                                  ----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
Life insurance in force             $78,786,575        $17,837,374        $       --        $60,949,201           0.0%
                                  ========================================================================================

Premiums:
   Individual life                  $   684,987        $    32,361        $       --        $   652,626           0.0%
   Group life                             1,030                258                --                772           0.0
   Annuity                              683,703             58,586                --            625,117           0.0
                                  ----------------------------------------------------------------------------------------
                                    $ 1,369,720        $    91,205        $       --        $ 1,278,515           0.0%
                                  ========================================================================================

YEAR ENDED DECEMBER 31, 2000
Life insurance in force             $76,903,969        $14,753,778        $       --        $62,150,191           0.0%
                                  ========================================================================================

Premiums:
   Individual life                  $   774,550        $    33,460        $       --        $   741,090           0.0%
   Group life                             1,100                253                --                847           0.0
   Annuity                            1,609,484             55,054                --          1,554,430           0.0
                                  ----------------------------------------------------------------------------------------
                                    $ 2,385,134        $    88,767        $       --        $ 2,296,367           0.0%
                                  ========================================================================================

YEAR ENDED DECEMBER 31, 1999
Life insurance in force             $63,040,741        $11,297,250        $       --        $51,743,491           0.0%
                                  ========================================================================================

Premiums:
   Individual life                  $   604,628        $    20,972        $       --        $   583,656           0.0%
   Group life                             1,383                310                --              1,073           0.0
   Annuity                            1,142,254             37,729                --          1,104,525           0.0
                                  ----------------------------------------------------------------------------------------
                                    $ 1,748,265        $    59,011        $       --        $ 1,689,254           0.0%
                                  ========================================================================================